Filed pursuant to Rule 497(b)
File No. 333-239921

TOUCHSTONE INTERNATIONAL GROWTH OPPORTUNITIES FUND
a series of
TOUCHSTONE STRATEGIC TRUST
303 Broadway, Suite 1100
Cincinnati, Ohio 45202
(800) 543-0407
August 17, 2020
Dear Shareholder:

We have important information concerning your investment in the Touchstone International Growth Opportunities Fund (the “Target Fund”), a series of Touchstone Strategic Trust (the “Trust”). As a shareholder of the Target Fund, we wish to inform you that the Board of Trustees of the Trust (the “Board”) has approved the reorganization of the Target Fund into the Touchstone International Small Cap Fund (to be known as Touchstone International Growth Fund) (the “Acquiring Fund”, and together with the Target Fund, the “Funds”), another series of the Trust (the “Reorganization”).

The Reorganization is intended to eliminate the offering of multiple funds with similar investment goals and principal investment strategies and has the potential to provide efficiencies and economies of scale for the combined Fund.

Pursuant to an Agreement and Plan of Reorganization, the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund. As a result of the Reorganization, you will receive shares of the Acquiring Fund that will have a total value equal to the total value of your shares in the Target Fund as of the close of business on the closing date of the Reorganization. The Target Fund will then cease operations and liquidate. The Reorganization is expected to be completed on or about September 11, 2020.

The following table shows the share class of the Acquiring Fund that will be issued to each corresponding share class of the Target Fund.

Target Fund and Share Classes	Acquiring Fund and Share Classes
Touchstone International Growth Opportunities Fund, a series of the Trust	Touchstone International Small Cap Fund, a series of the Trust (to be known as Touchstone International Growth Fund)
Class A Class C Class Y Institutional Class	Class A Class C Class Y Institutional Class
In addition, effective as of September 12, 2020, DSM Capital Partners LLC (“DSM”) will serve as sub-advisor to the Acquiring Fund. The enclosed document also provides information about DSM and the new sub-advisory agreement for the Acquiring Fund between DSM and Touchstone Advisors, Inc. (“Touchstone Advisors”) and the termination of the existing sub-advisory agreement between Touchstone Advisors and Copper Rock Capital Partners LLC (“Copper Rock”).

Shareholder approval is not required to effect the Reorganization. We have enclosed a Prospectus/Information Statement that describes the Reorganization proposal in greater detail, as well as important information about the Acquiring Fund.
Sincerely,

Jill T. McGruder
President
Touchstone Strategic Trust

QUESTIONS & ANSWERS

We recommend that you read the enclosed Prospectus/Information Statement. In addition to the detailed information in the Prospectus/Information Statement, the following questions and answers provide an overview of key features of the Reorganization.
Q.    Why are we sending you the Prospectus/Information Statement?

A.
On May 21, 2020, the Board of Trustees of the Trust (the “Board”) approved the Reorganization of the Target Fund into the Acquiring Fund. The Reorganization does not require approval by shareholders. The Prospectus/Information Statement provides important information regarding the Reorganization and the Acquiring Fund that you should consider carefully.

On May 21, 2020, the Board also approved the appointment of DSM to serve as sub-advisor to the Acquiring Fund, effective September 12, 2020. Additionally, on May 21, 2020, the Board approved the appointment of Russell Investments Implementation Services, LLC (“Russell”) to serve as interim sub-advisor to the Acquiring Fund for the period from May 22, 2020 through the date of the Reorganization on or about September 11, 2020. Effective September 12, 2020, DSM will become the sub-advisor to the Acquiring Fund. In addition, the Board approved changes with regard to the Acquiring Fund’s name, investment goal, principal investment strategies and risks, and benchmark following the appointment of DSM as sub-advisor to the Acquiring Fund, as well as amendments to the Acquiring Fund’s expense limitation agreement and investment advisory agreement to reduce the Acquiring Fund’s advisory fee and expense levels. Russell was appointed as interim sub-advisor to facilitate the changes described herein to the Acquiring Fund and to safeguard shareholder interests. The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order that permits Touchstone Advisors, the investment adviser to the Acquiring Fund, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without shareholder approval. For additional information regarding the new sub-advisory agreement with DSM, see the section titled “Other Information Regarding Change in Sub-Advisor of the Acquiring Fund.” For additional information regarding the changes to the Acquiring Fund’s name, investment goal, principal investment strategies and risks, benchmark, expense limitation agreement, investment advisory agreement, and sub-advisory agreement, see the sections titled “Summary—Reorganization—How do the Funds’ investment goals and principal investment strategies compare?,” “Summary—Reorganization—How do the Funds’ fees and expenses compare?,” “Summary—Reorganization—How do the Funds’ performance records compare?,” and “The Funds’ Management—Expense Limitation Agreement.”

Q.    What will happen to my existing shares?

A.
Immediately after the Reorganization, you will own shares of the Acquiring Fund that are equal in total value to the shares of the Target Fund that you hold as of the close of business on the date of the Reorganization (although the number of shares and the net asset value per share may be different).

Q.	How do the fees and expenses of the Funds compare?

A.
On May 21, 2020, the Board approved an amendment to the Acquiring Fund’s investment advisory agreement to reduce the Acquiring Fund’s advisory fee rate. Immediately following the appointment of DSM as sub-advisor to the Acquiring Fund, the advisory fee rate of the Acquiring Fund will be reduced. The Acquiring Fund’s advisory fee rate following the Reorganization will be equal to or lower than the advisory fee rate paid by the Acquiring Fund prior to the Reorganization, and will be equal to or lower than the advisory fee currently paid by the Target Fund. For Classes A and C shares, the Funds have the same Rule 12b-1 fees and sales charges. Class Y and Institutional Class shares of each Fund are not subject to any Rule 12b-1 fees or sales charges.

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In addition, each Fund has entered into an expense limitation agreement with Touchstone Advisors, each Fund’s investment advisor. Touchstone Advisors has contractually agreed to waive a portion of its fees and reimburse certain Fund expenses in order to limit annual fund operating expenses for each Fund. The expense limitation for each share class of the Acquiring Fund is currently higher than the expense limitation for the corresponding share class of the Target Fund. The expense limitation agreement is effective through October 29, 2020 for each Fund. Immediately following the appointment of DSM as sub-advisor to the Acquiring Fund, the expense limitation for each share class of the Acquiring Fund will be reduced and will be the same as the expense limitation for the corresponding share class of the Target Fund. The amended expense limitation agreement will be effective through September 29, 2021. In addition, the annual fund operating expenses of Class A, Class C, Class Y and Institutional Class shares of the combined Fund after the Reorganization, as a percentage of average net assets, will be equal to or lower than the annual fund operating expenses of the corresponding class of shares of the Target Fund.
The section titled “Summary—Reorganization—How do the Funds’ fees and expenses compare?” of the Prospectus/Information Statement compares the fees and expenses of the Funds in detail and the section titled “The Funds’ Management—Expense Limitation Agreement” provides additional information regarding the expense limitation agreements.

Q.	How do the Funds’ investment goals and principal investment strategies compare?

A.
The current investment goals and principal investment strategies of the Funds are similar, though the Target Fund is managed by DSM and the Acquiring Fund has historically been managed by Copper Rock. Both Funds invest primarily in non-U.S. companies with a growth tilt, although the strategies differ in the size of companies in which they typically invest. Effective September 12, 2020, the Acquiring Fund will be managed by DSM and changes will be made to the Acquiring Fund’s investment goal and principal investment strategies to reflect the current investment goal and principal investment strategies of the Target Fund. The section of the Prospectus/Information Statement titled “Summary—Reorganization—How do the Funds’ investment goals and principal investment strategies compare?” describes the investment goal and principal investment strategies of the Target Fund and the investment goal and principal investment strategies of the Acquiring Fund prior to and following the appointment of DSM as sub-advisor to the Acquiring Fund.

Q.    Will I have to pay federal income taxes as a result of the Reorganization?

A.
You are not expected to recognize any gain or loss for federal income tax purposes on the exchange of your shares of the Target Fund for shares of the Acquiring Fund. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. The sections of the Prospectus/Information Statement titled “Summary—Reorganization—What will be the primary federal income tax consequences of the Reorganization?” and “Information About the Reorganization—Material Federal Income Tax Consequences” provide additional information regarding the federal income tax consequences of the Reorganization.

Prior to the Reorganization, none of the securities of the Target Fund are expected to be sold in connection with the Reorganization.

In connection with the appointment of DSM as the sub-advisor to the Acquiring Fund, which is separate from the Reorganization and which also does not require shareholder approval, it is expected that the Acquiring Fund will reposition its entire portfolio. If such transition had occurred as of December 31, 2019, the Acquiring Fund would have sold approximately 98% (or $149 million) of its investment portfolio.

As of June 30, 2020, the Acquiring Fund realized net losses of $7.2 million and had net unrealized gains of $8.1 million. It is estimated that the portfolio repositioning of the Acquiring Fund, following consummation of the Reorganization and the appointment of DSM as sub-advisor to the Acquiring Fund, would have resulted in brokerage commissions or other transaction costs of approximately $765,000 for the

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Acquiring Fund, based on average commission rates, if such sales occurred on June 30, 2020, and realized gains of approximately $8.0 million, or approximately $0.67 per share based on the combined fund, if the securities had been sold on June 30, 2020. These transaction costs represent expenses of the Acquiring Fund that are not subject to the Fund’s expense cap and will be borne by the Fund and indirectly borne by the Fund’s shareholders (including Target Fund shareholders who receive shares in the Reorganization). The Acquiring Fund may realize gains as a result of such repositioning, which may increase the net investment income and net capital gains to be distributed by the Acquiring Fund as a taxable dividend to its shareholders following the Reorganization. This repositioning will occur whether or not the Reorganization is consummated.

For more information, please see the sections of the Prospectus/Information Statement titled “Summary—Reorganization—What will be the primary federal income tax consequences of the Reorganization?,” “Summary—Reorganization—Will there be any repositioning costs?” and “Information About the Reorganization—Material Federal Income Tax Consequences.”

Q.    Who will manage the Acquiring Fund after the Reorganization?

A.
Both Funds are currently managed by Touchstone Advisors, the investment advisor. The Acquiring Fund was historically managed by Copper Rock, the sub-advisor, since and prior to the time of its acquisition by Touchstone on April 12, 2012; and Stephen Dexter and David Dineen, CFA, the portfolio managers. The Target Fund is currently managed by DSM, the sub-advisor; and Daniel Strickberger, the portfolio manager. For the interim period from May 22, 2020 through the date of the Reorganization on or about September 11, 2020, Russell will serve as interim sub-advisor to the Acquiring Fund. Effective September 12, 2020, DSM will become the sub-advisor to the Acquiring Fund and Daniel Strickberger will serve as portfolio manager. Copper Rock no longer serves as sub-advisor to the Acquiring Fund and does not manage any portion of the Acquiring Fund as of May 22, 2020. For more information please see the sections of the Prospectus/Information Statement titled “Summary—Reorganization—Who will be the Advisor, Sub-Advisor, and Portfolio Managers of my Fund after the Reorganization?,” “The Funds’ Management—Investment Advisor,” “The Funds’ Management—Sub-Advisor and Portfolio Managers” and “Other Information Regarding Change in Sub-Advisor of the Acquiring Fund.”

Q.	Will I have to pay any sales load, commission, or other similar fee in connection with the Reorganization?

A.
No, you will not pay any sales load, commission, or other similar fee in connection with the shares of the Acquiring Fund you will receive in the Reorganization, and any contingent deferred sales charge (“CDSC”) holding period on your shares of the Target Fund will carry over to the shares of the Acquiring Fund that you receive in the Reorganization. However, following the Reorganization, additional purchases, exchanges and redemptions of shares of the Acquiring Fund will be subject to any applicable sales loads, commissions, and other similar fees.

Q.	Who will pay the costs of the Reorganization?

A.
Touchstone Advisors, and not the Funds, will bear 100% of the Reorganization expenses (which do not include brokerage transaction costs associated with portfolio repositioning), which are estimated to be approximately $85,000 or 0.31% of the Target Fund’s net assets (as of March 31, 2020), whether or not the Reorganization is completed. For a discussion of brokerage transaction costs associated with portfolio repositioning, please see the sections of the Prospectus/Information Statement titled “Summary—Reorganization—Will there be any repositioning costs?”

Q.    What if I redeem my shares before the Reorganization takes place?

A.	If you choose to redeem your shares before the Reorganization takes place, then the redemption will be treated as a normal sale of shares and, generally, will be a taxable transaction.

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Q.	Why is no shareholder action necessary?

A.
The Trust’s Declaration of Trust provides that any series may be reorganized into another series by a vote of a majority of the trustees of the Trust without the approval of shareholders. In addition, the Reorganization of the Target Fund into the Acquiring Fund satisfies the requisite conditions of Rule 17a-8 under the Investment Company Act of 1940, as amended (the “1940 Act”), such that shareholder approval is not required by the 1940 Act, because (i) no policy of the Target Fund that may not be changed without a vote of a majority of the Fund’s shareholders, is materially different from a policy of the Acquiring Fund, (ii) no advisory contract between the Acquiring Fund and Touchstone Advisors is materially different from the advisory contract between the Target Fund and Touchstone Advisors, (iii) the trustees of the Board of the Target Fund who are not “interested persons,” as such term is defined in the 1940 Act, and who were elected by the Target Fund’s shareholders will comprise a majority of the trustees of the Board of the Acquiring Fund who are not “interested persons,” as such term is defined in the 1940 Act, and (iv) the distribution fees paid by the Acquiring Fund pursuant to a plan adopted in accordance with Rule 12b-1 of the 1940 Act are no greater than the distribution fees authorized to be paid by the Target Fund pursuant to such a plan. In addition, the Board, including those trustees who are not “interested persons,” as such term is defined in the 1940 Act, determined that the Reorganization was in the best interests of the Target Fund and that the interests of existing shareholders of the Target Fund will not be diluted as a result of the Reorganization.”

Q.	When will the Reorganization occur?

A.	The Reorganization is expected to be completed on or about September 11, 2020.

Q.	Who should I contact for more information?

A.	You can contact Shareholder Services at (800) 543-0407 for more information.

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PROSPECTUS/INFORMATION STATEMENT

AUGUST 17, 2020

TOUCHSTONE INTERNATIONAL GROWTH OPPORTUNITIES FUND
TOUCHSTONE INTERNATIONAL SMALL CAP FUND
each, a series of
TOUCHSTONE STRATEGIC TRUST
303 Broadway, Suite 1100
Cincinnati, Ohio 45202
(800) 543-0407

This Prospectus/Information Statement is being furnished to shareholders of the Touchstone International Growth Opportunities Fund (the “Target Fund”), a series of Touchstone Strategic Trust (the “Trust”), in connection with an Agreement and Plan of Reorganization (the “Plan”) between the Target Fund and the Touchstone International Small Cap Fund (to be known as Touchstone International Growth Fund) (the “Acquiring Fund”), a series of the Trust, providing for (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for Class A, Class C , Class Y and Institutional Class shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata (or proportionate) distribution by class of the Acquiring Fund’s shares to the Target Fund’s shareholders in complete liquidation and termination of the Target Fund (the “Reorganization”).
The Board of Trustees of the Trust (the “Board”) has approved the proposed Reorganization. In the Reorganization, you will receive shares of the Acquiring Fund in an amount equal in value to the shares of the Target Fund that you hold as of the close of business on the date of the Reorganization (although the number of shares and the net asset value per share may be different). The Reorganization is expected to be completed on or about September 11, 2020.
Each of the Target Fund and the Acquiring Fund is a series of a registered open-end investment company (mutual fund). The Target Fund and the Acquiring Fund are sometimes referred to in this Prospectus/Information Statement individually as a “Fund” and collectively as the “Funds.”
This Prospectus/Information Statement, which you should read carefully and retain for future reference, concisely presents the information that you should know about the Funds and the Reorganization. This document also serves as a prospectus for the offering and issuance of shares of the Acquiring Fund to be issued in the Reorganization. A Statement of Additional Information (“SAI”) dated August 17, 2020 relating to this Prospectus/Information Statement and the Reorganization has been filed with the SEC and is incorporated by reference into this Prospectus/Information Statement (meaning it is legally a part of this Prospectus/Information Statement).
This Prospectus/Information Statement is first being sent to shareholders of the Target Fund on or about August 18, 2020.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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Additional information concerning the Target Fund and the Acquiring Fund is contained in the documents described below, all of which have been filed with the SEC.

Information About the Target Fund and the Acquiring Fund:	How to Obtain this Information:
Prospectus
1.   Prospectus relating to the Touchstone International Growth Opportunities Fund and Touchstone International Small Cap Fund dated October 30, 2019, as supplemented through the date of this Prospectus/Information Statement (File No. 002-80859).

Statement of Additional Information
1.   SAI relating to the Touchstone International Growth Opportunities Fund and Touchstone International Small Cap Fund dated October 30, 2019, as supplemented through the date of this Prospectus/Information Statement (File No. 002-80859).

Annual Report
1.   Annual Report relating to the Touchstone International Growth Opportunities Fund and Touchstone International Small Cap Fund for the fiscal year ended June 30, 2019 (File No. 811-03651).

Copies are available upon request and without charge if you:

·    Write to Touchstone Strategic Trust, P.O. Box 9878, Providence, Rhode Island 02940; or

·    Call (800) 543-0407 toll-free; or

·    Download a copy from TouchstoneInvestments.com/Resources.

You can also obtain copies of any of the above-referenced documents without charge on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov.
This Prospectus/Information Statement sets forth the information shareholders of the Target Fund should know before the Reorganization (in effect, investing in shares of the Acquiring Fund) and constitutes an offering of shares of beneficial interest, no par value per share, of the Acquiring Fund. Please read this Prospectus/Information Statement carefully and retain it for future reference.
THE SEC HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/ INFORMATION STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
An investment in the Acquiring Fund:

•	is not a deposit of, or guaranteed by, any bank

•	is not insured by the FDIC, the Federal Reserve Board or any other government agency

•	is not endorsed by any bank or government agency

•	involves investment risk, including possible loss of your original investment

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SUMMARY
This section summarizes the primary features of the Reorganization. It may not contain all of the information that is important to you. To understand the Reorganization, you should read this entire Prospectus/Information Statement and the exhibits. This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Information Statement, the SAI, and the Plan, a form of which is attached to this Prospectus/Information Statement as Exhibit A.

Background
The inception date of the Target Fund was March 28, 2012 and the inception date of the Acquiring Fund was December 31, 1996. As of March 31, 2020, the Target Fund had net assets of $27.1 million. As of March 31, 2020, the Acquiring Fund had net assets of $71.1 million.

The Acquiring Fund’s historical sub-advisor was Copper Rock. At a meeting on May 21, 2020, the Board approved the appointment of Russell to serve as interim sub-advisor to the Acquiring Fund for the period from May 22, 2020 through the date of the Reorganization on or about September 11, 2020. Also at a meeting on May 21, 2020, the Board approved the appointment of DSM as sub-advisor to the Acquiring Fund effective September 12, 2020. The sub-advisory agreement with Copper Rock terminated as of May 21, 2020, the interim sub-advisory agreement between Touchstone Advisors and Russell took effect on May 22, 2020 and will terminate on the date of the Reorganization on or about September 11, 2020, and the sub-advisory agreement with DSM will take effect on September 12, 2020. The Board considered, among the factors discussed below, recent loss of investment personnel at Copper Rock and Copper Rock’s performance record relative to the applicable benchmarks and peer group over recent periods.

Reorganization
What are the Reasons for the Reorganization?
The Target Fund and the Acquiring Fund currently have similar investment objectives and strategies. At the time of the Reorganization, the Funds will be managed by the same sub-advisor, and will have identical investment objectives and strategies. The Reorganization is intended to eliminate the offering of multiple funds with similar investment goals and principal investment strategies and has the potential to provide efficiencies and economies of scale for the combined Fund. At a meeting on May 21, 2020, the Board, including those trustees who are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), determined that the Reorganization was in the best interests of the Funds and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization. The Board approved the Reorganization. The Board considered the following factors, among others: the investment goals, principal investment strategies, sub-advisor and portfolio managers of the Funds; the historical investment performance record of the Funds; the advice and recommendation of Touchstone Advisors, including its opinion that the Reorganization would be in the best interests of the Funds and that the combined Fund would have a greater opportunity to achieve economies of scale than either Fund operating individually; and the investment advisory fee and other fees paid by the Funds, the expense ratios of the Funds and the contractual limitations on the Funds’ expenses.
For more information, please see the section titled “Information About the Reorganization—Reasons for the Reorganization.”

What are the key features of the Reorganization?
The Plan sets forth the key features of the Reorganization. The Plan provides for the following:
• the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for Class A, Class C, Class Y and Institutional Class shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund;
• the pro rata (or proportionate) distribution by class of the Acquiring Fund's shares to the Target Fund shareholders in complete liquidation and termination of the Target Fund; and
• the receipt of an opinion of counsel that the Reorganization qualifies as a tax-free reorganization for federal income tax purposes.
The Reorganization is expected to be completed on or about September 11, 2020.

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After the Reorganization, what shares of the Acquiring Fund will I own?
Each Fund is a series of a registered open-end management investment company (i.e., a mutual fund). In the Reorganization, you will receive the same class of shares in the Acquiring Fund as you currently own in the Target Fund. The Acquiring Fund shares you receive will have the same total value as your shares of the Target Fund, in each case measured as of the close of business on the date of the Reorganization.
How do the Funds’ fees and expenses compare?
Comparative Fee Tables. The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of each Fund. Pro forma expenses project anticipated expenses of the Acquiring Fund following the Reorganization. Actual expenses may be greater or less than those shown. The shareholder transaction expenses presented below show the maximum sales charge (load) on purchases of Fund shares as a percentage of offering price. The Target Fund shareholders will not pay any front-end sales charge on any shares of the Acquiring Fund received as part of the Reorganization. However, the holding period related to any contingent deferred sales charge (“CDSC”) applicable to shares of the Target Fund will carry over to shares of the Acquiring Fund received as part of the Reorganization. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Funds.
More information about these and other discounts is available from your financial professional, in the section titled “Choosing a Class of Shares—Class A Shares” below, and in the Funds’ prospectus (dated October 30, 2019) in the section titled Appendix A–Intermediary-Specific Sales Charge Waivers and Discounts and on page 76 of the Funds’ SAI (dated October 30, 2019) in the section titled “Choosing a Class of Shares.” If you purchase Class Y shares through a broker acting solely as an agent on behalf of its customers, that broker may charge you a commission. Such commissions, if any, are not charged by the Fund and are not reflected in the fee table or expense example below. Expense ratios reflect annual fund operating expenses for the twelve months ended December 31, 2019 for the Target Fund and the Acquiring Fund. Pro forma numbers are estimated as if the Reorganization had been completed as of December 31, 2019 and do not include the estimated costs of the Reorganization, which will be borne by Touchstone Advisors and not the Funds, or the costs of portfolio repositioning.

	Touchstone International Growth Opportunities Fund Class A	Touchstone International Small Cap Fund Class A	Touchstone International Small Cap Fund after Reorganization (to be known as Touchstone International Growth Fund) (pro forma) Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	5.00%	5.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.80%	0.95%	0.80%(1)
Distribution and/or Shareholder Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	3.17%	1.26%	1.19%(2)
Acquired Fund Fees and Expenses (AFFE)	0.00%	0.01%	0.00%(2)
Total Annual Fund Operating Expenses	4.22%	2.47%	2.24%
Fee Waiver or Expense Reimbursement	(2.98%)(3)	(0.91%)(3)	(1.00%)(4)
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	1.24%(3)	1.56%(3)	1.24%(4)

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	Touchstone International Growth Opportunities Fund Class C	Touchstone International Small Cap Fund Class C	Touchstone International Small Cap Fund after Reorganization (to be known as Touchstone International Growth Fund) (pro forma) Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	1.00%	1.00%	1.00%
Wire Redemption Fee	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.80%	0.95%	0.80%(1)
Distribution and/or Shareholder Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	5.58%	1.44%	1.58%(2)
Acquired Fund Fees and Expenses (AFFE)	0.00%	0.01%	0.00%(2)
Total Annual Fund Operating Expenses	7.38%	3.40%	3.38%
Fee Waiver or Expense Reimbursement	(5.39%)(3)	(1.09%)(3)	(1.39%)(4)
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	1.99%(3)	2.31%(3)	1.99%(4)

	Touchstone International Growth Opportunities Fund Class Y	Touchstone International Small Cap Fund Class Y	Touchstone International Small Cap Fund after Reorganization (to be known as Touchstone International Growth Fund) (pro forma) Class Y
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.80%	0.95%	0.80%(1)
Distribution and/or Shareholder Service (12b-1) Fees	None	None	None
Other Expenses	1.48%	0.41%	0.40%(2)
Acquired Fund Fees and Expenses (AFFE)	0.00%	0.01%	0.00%(2)
Total Annual Fund Operating Expenses	2.28%	1.37%	1.20%
Fee Waiver or Expense Reimbursement	(1.29%)(3)	(0.06%)(3)	(0.21%)(4)
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	0.99%(3)	1.31%(3)	0.99%(4)

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	Touchstone International Growth Opportunities Fund Institutional Class	Touchstone International Small Cap Institutional Class	Touchstone International Small Cap Fund after Reorganization (to be known as Touchstone International Growth Fund) (pro forma) Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.80%	0.95%	0.80%(1)
Distribution and/or Shareholder Service (12b-1) Fees	None	None	None
Other Expenses	0.55%	0.34%	0.32%(2)
Acquired Fund Fees and Expenses (AFFE)	0.00%	0.01%	0.00%(2)
Total Annual Fund Operating Expenses	1.35%	1.30%	1.12%
Fee Waiver or Expense Reimbursement	(0.46%)(3)	(0.11%)(3)	(0.23%)(4)
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	0.89%(3)	1.19%(3)	0.89%(4)
(1) Management Fees have been restated to reflect contractual changes to the Fund's Investment Advisory Agreement effective immediately following the Reorganization.
(2) Other Expenses and Acquired Fund Fees and Expenses are estimated based on fees and expenses of the Acquiring & Target Funds assuming the Reorganization had been consummated as of the beginning of the twelve-month period ended December 31, 2019.
(3) Touchstone Advisors and the Trust have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.55%, 2.30%, 1.30%, and 1.18% of average daily net assets for Classes A, C, Y and Institutional Class shares of the Acquiring Fund, respectively, and 1.24%, 1.99%, 0.99%, and 0.89% of average daily net assets for Classes A, C, Y, and Institutional Class shares of the Target Fund, respectively. The contractual expense limitation are effective through October 29, 2020, but can be terminated by a vote of the Board if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Advisor only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation. Target Fund fees waived and expenses reimbursed by Touchstone Advisors prior to the closing of the Reorganization may not be recouped by Touchstone Advisors following the closing of the Reorganization.
(4) Effective immediately following the Reorganization, Touchstone Advisors has contractually agreed to waive fees and/or reimburse certain expenses in order to limit total annual fund operating expenses of each class of shares of the Acquiring Fund to 1.24%, 1.99%, 0.99%, and 0.89% of average daily net assets for Classes A, C, Y and Institutional Class shares, respectively. The contractual expense limitation agreement will have the terms described above in Footnote 3, including recoupment provisions, and is effective through September 29, 2021. Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.”

Expense Example. The example is intended to help you compare the cost of investing in each Fund and the Acquiring Fund (pro forma), assuming the Reorganization takes place. The example assumes that you invest $10,000 for the time periods indicated and redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the operating expenses remain as shown above and that the contractual expense limitation agreement for the Acquiring Fund after the Reorganization (pro forma) and after the appointment of DSM as sub-advisor to the Acquiring Fund (pro forma) is in place for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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	Assuming Redemption at End of Period
Classes	1 Year	3 Years	5 Years	10 Years
Class A
Touchstone International Growth Opportunities Fund	$620	$1,458	$2,310	$4,498
Touchstone International Small Cap Fund	$651	$1,149	$1,672	$3,100
Touchstone International Small Cap Fund after Reorganization (to be known as Touchstone International Growth Fund) (Pro Forma)	$620	$1,074	$1,553	$2,872
Class C
Touchstone International Growth Opportunities Fund	$302	$1,686	$3,101	$6,353
Touchstone International Small Cap Fund	$334	$944	$1,676	$3,612
Touchstone International Small Cap Fund after Reorganization (to be known as Touchstone International Growth Fund) (Pro Forma)	$302	$910	$1,640	$3,574
Class Y
Touchstone International Growth Opportunities Fund	$101	$588	$1,102	$2,515
Touchstone International Small Cap Fund	$133	$428	$744	$1,641
Touchstone International Small Cap Fund after Reorganization (to be known as Touchstone International Growth Fund) (Pro Forma)	$101	$360	$639	$1,436
Institutional Class
Touchstone International Growth Opportunities Fund	$91	$382	$695	$1,584
Touchstone International Small Cap Fund	$121	$401	$702	$1,558
Touchstone International Small Cap Fund after Reorganization (to be known as Touchstone International Growth Fund) (Pro Forma)	$91	$333	$595	$1,343

	Assuming No Redemption
Class	1 Year	3 Years	5 Years	10 Years
Class C
Touchstone International Growth Opportunities Fund	$202	$1,686	$3,101	$6,353
Touchstone International Small Cap Fund	$234	$944	$1,676	$3,612
Touchstone International Small Cap Fund after Reorganization (to be known as Touchstone International Growth Fund) (Pro Forma)	$202	$910	$1,640	$3,574

Portfolio Turnover. Each Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Funds’ performance. As of the fiscal year ended June 30, 2019, the portfolio turnover rates for the Target Fund and the Acquiring Fund were 103% and 91%, respectively.
How do the Funds’ performance records compare?

The bar charts and performance tables below illustrate some indication of the risks and volatility of an investment in each Fund by showing changes in each Fund’s performance from calendar year to calendar year and by showing how each Fund’s average annual total returns for one year, five years, and ten years/since inception, as applicable, compare with the S&P Developed ex-U.S. Small Cap Index (the current benchmark index for the Acquiring Fund) and the MSCI All Country World ex-USA Index (the current benchmark index for the Target Fund). The bar charts do not reflect any sales charges, which would reduce your return.  The performance tables reflect any applicable sales charges. The Funds’ past performance (before and after taxes) does not indicate how the Funds will perform in the future. Updated performance is available at no cost by visiting TouchstoneInvestments.com or by calling (800) 543-0407.

Effective September 12, 2020, the Acquiring Fund will be managed by DSM pursuant to revised investment strategies, and thus, the performance presented below should not be attributed to DSM. The Acquiring Fund's performance shown below might have differed materially had DSM managed the Acquiring Fund prior to September 12, 2020.

In connection with the Reorganization, the Acquiring Fund's primary benchmark will be changed from the S&P Developed ex-U.S. Small Cap Index to the MSCI All Country World ex-USA Index, effective September 12, 2020.

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Touchstone International Growth Opportunities Fund — Class A Total Return as of December 31
Best Quarter: First Quarter 2019 19.40% Worst Quarter: Fourth Quarter 2018 (14.28)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-advantaged account.  After-tax returns are only shown for Class A shares and after-tax returns for other classes will vary.

Average Annual Total Returns
For the periods ended December 31, 2019

	1 Year	5 Years	Since Inception (03-28-12)
Touchstone International Growth Opportunities—Class A
Return Before Taxes	23.83%	8.26%	10.03%
Return After Taxes on Distributions	23.83%	6.91%	8.60%
Return After Taxes on Distributions and Sale of Fund Shares	14.11%	6.21%	7.72%
Touchstone International Growth Opportunities—Class C
Return Before Taxes	28.42%	8.73%	10.05%
Touchstone International Growth Opportunities—Class Y
Return Before Taxes	30.75%	9.76%	11.10%
Touchstone International Growth Opportunities—Institutional Class
Return Before Taxes	30.88%	9.88%	11.17%
MSCI All Country World ex-USA Index, Net (reflects no deduction for fees, expenses or taxes)	21.51%	5.51%	5.52%

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Touchstone International Small Cap Fund – Class A Total Return as of December 31
Best Quarter: Fourth Quarter 2010 18.03% Worst Quarter: Fourth Quarter 2018 (18.48)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-advantaged account.  After-tax returns are only shown for Class A shares and after-tax returns for other classes will vary.

Average Annual Total Returns
For the periods ended December 31, 2019

	1 Year	5 Years	10 Years
Touchstone International Small Cap Fund—Class A
Return Before Taxes	15.05%	2.84%	7.35%
Return After Taxes on Distributions	14.64%	2.18%	6.89%
Return After Taxes on Distributions and Sale of Fund Shares	9.53%	2.20%	5.97%
Touchstone International Small Cap Fund—Class C
Return Before Taxes	19.26%	3.30%	7.32%
Touchstone International Small Cap Fund—Class Y
Return Before Taxes	21.41%	4.34%	8.29%
Touchstone International Small Cap Fund—Institutional Class
Return Before Taxes	21.51%	4.46%	8.45%
S&P Developed ex-U.S. Small Cap Index (reflects no deduction for fees, expenses or taxes)	24.66%	8.16%	8.34%
Will I be able to purchase, redeem, and exchange shares the same way?
Yes, after the Reorganization you will be able to purchase, redeem, and exchange shares of the Acquiring Fund the same way that you purchase, redeem, and exchange shares of the Target Fund. For more information, see the sections titled “Choosing a Class of Shares—Buying and Selling Fund Shares” and “Choosing a Class of Shares—Exchange Privileges of the Funds.”

Will I be able to receive distributions the same way?
Like the Target Fund, the Acquiring Fund intends to distribute to its shareholders substantially all of its net investment income and capital gains. Each Fund declares and pays any net investment income dividends annually. Each Fund makes distributions of capital gains, if any, at least annually. After the Reorganization, any income and capital gains will be reinvested in the class of shares of the Acquiring Fund you receive in the Reorganization or, if you have so elected, distributed in cash. Each Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-advantaged account, such as a 401(k) plan or an IRA. Withdrawals from a tax-advantaged account, however, may be taxable. For more information, see the section titled “Distribution and Shareholder Servicing Arrangements—Distribution Policy.”

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Who will be the Advisor, Sub-Advisor, and Portfolio Managers of my Fund after the Reorganization?
For each Fund, Touchstone Advisors serves as the investment advisor.
DSM currently serves as sub-advisor to the Target Fund, with Daniel Strickberger serving as portfolio manager.
Daniel Strickberger, Chief Investment Officer, co-founded DSM in February 2001 and has served as a Managing Partner ever since. Mr. Strickberger serves as portfolio manager for the Target Fund and served as portfolio manager for the DSM Global Growth Fund ( the “Predecessor Fund”) since its inception in 2012. Prior to co-founding DSM, Mr. Strickberger was a partner at W.P. Stewart & Company and Lazard Freres & Co.
Copper Rock historically served as the sole sub-advisor to the Acquiring Fund since and prior to the time of its acquisition by Touchstone on April 12, 2012, with Stephen Dexter and David Dineen, CFA serving as portfolio managers.
Stephen Dexter serves as Partner, Chief Investment Officer and Lead Portfolio Manager for the Global Equities Team, positions he has held since joining Copper Rock in November 2008. Prior to joining Copper Rock, Mr. Dexter served as Managing Director and as Chief Investment Officer for the Global and International Growth Equity Team at Putnam Investments from 1999 to October 2008.
David Dineen, CFA, serves as a Portfolio Manager on the Global Equities Team, a position he has held since joining Copper Rock in August 2017. Prior to joining Copper Rock, David was a Portfolio Manager with Granahan Investment Management where he oversaw the firm’s International and Global Small Cap strategies from 2015 to 2017.
For additional information regarding Touchstone Advisors, the sub-advisor, and the portfolio managers, please see the section titled “The Funds’ Management—Investment Advisor” and “The Funds’ Management—Sub-Advisor and Portfolio Managers.”

After the Reorganization, Touchstone Advisors will continue to serve as investment advisor to the Acquiring Fund. On May 21, 2020, the Board approved the appointment of Russell to serve as interim sub-advisor to the Acquiring Fund for the period from May 22, 2020 through the date of the Reorganization on or about September 11, 2020, with Wayne A. Hollister serving as portfolio manager. The Board also approved the appointment of DSM to serve as sub-advisor to the Acquiring Fund, effective September 12, 2020, with Daniel Strickberger serving as portfolio manager. For additional information regarding DSM and the portfolio manager, please see the section titled “Other Information Regarding Change in Sub-Advisor of the Acquiring Fund.”
What will be the primary federal income tax consequences of the Reorganization?
The Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes. If the Reorganization so qualifies, then generally no gain or loss will be recognized for federal income tax purposes by the Funds or their respective shareholders as a direct result of the Reorganization. As a condition to the closing of the Reorganization, the Funds will each receive an opinion from the law firm of K&L Gates LLP that the Reorganization qualifies as a tax-free reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The opinion, however, is not binding on the Internal Revenue Service (the “IRS”) or any court and thus does not preclude the IRS or a court from taking a contrary position. See “Information About the Reorganization—Material Federal Income Tax Consequences” for more information on the material federal income tax consequences of the Reorganization.
Will there be any repositioning costs?
Prior to the Reorganization, none of the securities of the Target Fund are expected to be sold in connection with the Reorganization.

In connection with the appointment of DSM as the sub-advisor to the Acquiring Fund, which is separate from the Reorganization and, which does not require shareholder approval, it is expected that the Acquiring Fund will reposition its entire portfolio, including the securities received from the Target Fund. If such transition had occurred as of December 31, 2019, the Acquiring Fund would have sold approximately 98% (or $149 million) of its investment portfolio.

It is estimated that the portfolio repositioning of the Acquiring Fund, following consummation of the Reorganization and the appointment of DSM as sub-advisor to the Acquiring Fund, would have resulted in brokerage commissions or other transaction costs of approximately $765,000 for the Acquiring Fund, based on average commission rates, if such sales occurred on June 30, 2020, and realized gains of approximately $8.0 million, or approximately $0.67 per share based on the combined Fund, if the securities had been sold on June 30, 2020. These transaction costs represent expenses of the Acquiring Fund that are not subject to the Fund’s expense cap and will be borne by the Fund and indirectly borne by the Fund’s shareholders (including Target Fund

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shareholders who receive shares in the Reorganization). This repositioning will occur whether or not the Reorganization is consummated.

The estimated brokerage commissions or other transaction costs from the anticipated portfolio repositioning of the Funds, following the Reorganization, comprise approximately 0.83% of the combined Fund's December 31, 2019 net assets, if such sales occurred on December 31, 2019. The Acquiring Fund may realize gains as a result of such repositioning, which may increase the net investment income and net capital gains to be distributed by the Acquiring Fund as a taxable dividend to its shareholders following the Reorganization.

The amount of the Acquiring Fund's shareholder distributions may be reduced by any unused capital loss carryforwards available to the Acquiring Fund. As of June 30, 2019, the Target Fund and Acquiring Fund had capital loss carryforwards of $4,717,545 and $12,449,455, respectively, available for U.S. federal income tax purposes to be applied against future capital gains. After the Reorganization, the Acquiring Fund’s ability to use the Target Fund’s or Acquiring Fund’s pre-Reorganization capital losses, including these carryovers, may be limited.

How do the Funds’ investment goals and principal investment strategies compare?
The Funds currently have similar investment goals. The Target Fund’s investment goal is to seek to achieve long-term capital appreciation. The Acquiring Fund’s investment goal is to seek to provide investors with capital appreciation.

The Funds currently have similar principal investment strategies. Each Fund seeks to achieve its investment goal by investing primarily in non-U.S. companies with a growth tilt, although the strategies differ in the size of companies in which they typically invest. Other key differences between the Target Fund and the Acquiring Fund are as follows:

•
The Acquiring Fund has an 80% policy to invest in equity securities of non-U.S. small-cap companies. The Target Fund invests in equity securities of foreign issuers of all capitalizations and does not have an 80% policy.

•
The Target Fund will also invest in securities convertible into common stocks, rights and warrants. The Target Fund may invest greater than 25% of its assets in one or more of the following sectors: consumer discretionary, consumer staples, energy, financials, health care, industrials, materials, technology and telecommunications services. The Acquiring Fund does not have comparable investment strategies.

•
When identifying potential investments for the Acquiring Fund, Copper Rock looks for companies it believes have strong management, superior earnings growth prospects, and attractive relative valuations. DSM manages the Target Fund using a bottom-up, “idea-driven,” growth-style with a long-term (i.e., three-year) investment horizon.

Each Fund also has identical fundamental investment limitations, which are set forth in Exhibit B, except that the Acquiring Fund is classified as “diversified” under the 1940 Act, while the Target Fund is classified as a “non-diversified fund.” Following the Reorganization, the Acquiring Fund will continue to be classified as “diversified” under the 1940 Act.
In connection with the appointment of DSM as sub-advisor to the Acquiring Fund, at the May 21, 2020 Board meeting the Board approved the following changes to the policies of the Acquiring Fund: (1) changing the name of the Acquiring Fund to “Touchstone International Growth Fund,” (2) changing the Acquiring Fund’s investment goal and (3) changing the Acquiring Fund’s principal investment strategies to reflect DSM’s investment strategy with respect to the Target Fund. These changes will be effective following the appointment of DSM as sub-advisor to the Acquiring Fund, whether or not the Reorganization is completed.

The following table compares the current investment goal and principal investment strategies of the Target Fund to the (i) current investment goal and principal investment strategies of the Acquiring Fund and (ii) the investment goal and principal investment strategies of the Acquiring Fund, following the appointment of DSM as sub-advisor to the Acquiring Fund.

	Target Fund	Acquiring Fund	Acquiring Fund Post-Sub-Advisor Change
Investment Goal	The Fund seeks to achieve long-term capital appreciation.	The Fund seeks to provide investors with capital appreciation.	The Fund seeks to achieve long-term appreciation.

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	Target Fund	Acquiring Fund	Acquiring Fund Post-Sub-Advisor Change
Principal Investment Strategy
Under normal circumstances, the Fund will primarily invest its net assets (plus any borrowings for investment purposes) in equity securities of foreign issuers. Equity securities include, but are not limited to, common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. Under normal market conditions, the Fund primarily invests its assets directly in the securities of foreign issuers, and may also invest through, but not limited to, American Depository Receipts ("ADRs") and other depositary receipts. The Fund generally will contain 25 to 50 equity securities.

In determining whether an issuer is foreign, DSM Capital Partners LLC ("DSM"), the Fund's sub-advisor, will consider various factors including where the issuer is headquartered, where the issuer’s principal operations are located, where the issuer’s revenues are derived, where the principal trading market is located and the country in which the issuer is legally organized. The weight given to each of these factors will vary depending upon the circumstances and as determined by the DSM. The Fund intends to invest in securities of issuers from at least three different countries outside of the United States, including issuers in emerging market countries. The Fund is a non-diversified fund and may, from time to time, have significant exposure to one or more issuers, geographic regions or sectors of the global economy. The Fund may invest greater than 25% of its assets in one or more of the following sectors: consumer discretionary, consumer staples, energy, financials, health care, industrials, materials, technology and telecommunications services. From time to time, the Fund may invest more than 25% of its assets in issuers connected to China, and in issuers in other emerging market countries, which involves certain additional risks and special considerations not typically associated with investment in more developed economies or markets. Emerging market countries are generally countries that are included in the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index. As of September 30, 2019, the countries in the MSCI Emerging Markets Index included: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The country composition of the MSCI Emerging Markets Index can change over time.

DSM manages the Fund using a bottom-up, “idea-driven,” growth-style with a long-term (i.e., three-year) investment horizon. This means in general terms that DSM seeks to identify issuers which it believes exhibit certain quality characteristics. For instance, DSM selects issuers that it believes have growing businesses with solid fundamentals, attractive profitability, and successful managements. DSM holds securities with long-term investment horizons and does not engage in short-term frequent trading. DSM generally sells an equity security when its projected future return becomes unattractive relative to the rest of the portfolio or the investable universe.

The Fund normally invests at least 80% of its assets in equity securities of non-U.S. small-cap companies, including companies located in emerging market countries. For purposes of this Fund, small-cap companies are those companies with market capitalizations at the time of investment similar to the market capitalizations of companies in the S&P Developed ex-U.S. Small Cap Index (between approximately $ 42 million and $ 16.1 billion as of September 30, 2019). The size of the companies in the S&P Developed ex-U.S. Small Cap Index will change with market conditions. For purposes of this Fund, non-U.S. companies are companies that meet at least one of the following criteria:

• They are organized under the laws of a foreign country.
• They maintain their principal place of business in a foreign country.
• The principal trading market for their securities is located in a foreign country.
• They derive at least 50% of their revenues or profits from operations in foreign countries.
 • They have at least 50% of their assets located in foreign countries.

Equity securities include common and preferred stocks and American Depositary Receipts (“ADRs”) and other depositary receipts.

When identifying potential investments, the Fund's sub-advisor, Copper Rock Capital Partners LLC ("Copper Rock"), looks for companies it believes have strong management, superior earnings growth prospects, and attractive relative valuations. Copper Rock typically sells or reduces a position when the target price for a stock is attained, there is a change in the company’s management team or business objectives, or when there is deterioration in a company’s fundamentals.

Under normal circumstances, the Fund will primarily invest its net assets (plus any borrowings for investment purposes) in equity securities of foreign issuers. Equity securities include, but are not limited to, common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. Under normal market conditions, the Fund primarily invests its assets directly in the securities of foreign issuers, and may also invest through, but not limited to, American Depository Receipts ("ADRs") and other depositary receipts. The Fund generally will contain 25 to 50 equity securities.
In determining whether an issuer is foreign, DSM Capital Partners LLC ("DSM"), the Fund's sub-advisor, will consider various factors including where the issuer is headquartered, where the issuer’s principal operations are located, where the issuer’s revenues are derived, where the principal trading market is located and the country in which the issuer is legally organized. The weight given to each of these factors will vary depending upon the circumstances and as determined by the DSM. The Fund intends to invest in securities of issuers from at least three different countries outside of the United States, including issuers in emerging market countries. The Fund may, from time to time, have significant exposure to one or more issuers, geographic regions or sectors of the global economy. The Fund may invest greater than 25% of its assets in one or more of the following sectors: consumer discretionary, consumer staples, energy, financials, health care, industrials, materials, technology and telecommunications services. From time to time, the Fund may invest more than 25% of its assets in issuers connected to China, and in issuers in other emerging market countries, which involves certain additional risks and special considerations not typically associated with investment in more developed economies or markets. Emerging market countries are generally countries that are included in the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index. As of September 30, 2019, the countries in the MSCI Emerging Markets Index included: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The country composition of the MSCI Emerging Markets Index can change over time.
DSM manages the Fund using a bottom-up, “idea-driven,” growth-style with a long-term (i.e., three-year) investment horizon. This means in general terms that DSM seeks to identify issuers which it believes exhibit certain quality characteristics. For instance, DSM selects issuers that it believes have growing businesses with solid fundamentals, attractive profitability, and successful managements. DSM holds securities with long-term investment horizons and does not engage in short-term frequent trading. DSM generally sells an equity security when its projected future return becomes unattractive relative to the rest of the portfolio or the investable universe.

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Principal Risks

Each Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. Investments in a Fund are not bank guaranteed, are not deposits, and are not insured by the FDIC or any other federal government agency. As with any mutual fund, there is no guarantee that a Fund will achieve its investment goal.

The current principal risks of investing in the Funds are similar, however, the Acquiring Fund is also subject to small-cap risk and the Target Fund is subject to growth investing risk, convertible securities risk, non-diversification risk, and sector focus risk. Following the Reorganization and the appointment of DSM as sub-advisor to the Acquiring Fund, the principal risks of the Acquiring Fund will change in connection with changes to the Acquiring Fund’s investment goal and principal investment strategies. Following the sub-advisor change, the Acquiring Fund will have the same principal risks as the Target Fund, except that the Acquiring Fund will not have non-diversification risk.

The following table compares the current principal investment risks of the Target Fund, the current principal investment risks of the Acquiring Fund, and the principal investment risks of the Acquiring Fund following the appointment of DSM as sub-advisor to the Acquiring Fund. The principal risks of the Funds are set forth below.

	Target Fund	Acquiring Fund	Acquiring Fund Post-Sub-Advisor Change
Equity Securities Risk	X	X	X
Preferred Stock Risk	X	X	X
Small-Cap Risk		X
Foreign Securities Risk	X	X	X
Depositary Receipts Risk	X	X	X
Emerging Markets Risk	X	X	X
Growth Investing Risk	X		X
Management Risk	X	X	X
Convertible Securities Risk	X		X
Non-Diversification Risk	X
Sector Focus Risk	X		X

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

•
Preferred Stock Risk: In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.

•
Small-Cap Risk: Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources and may be dependent upon a small or inexperienced management group.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers, while such events may not necessarily affect the U.S. economy or issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

•
Depositary Receipts Risk: Foreign receipts, which include ADRs, Global Depositary Receipts, and European Depositary Receipts, are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. The risks of depositary receipts include many risks associated with investing directly in foreign securities.

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•
Emerging Markets Risk: Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than that of issuers in other countries.

Growth-Investing Risk:   Growth-oriented funds may underperform when value investing is in favor, and growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential.

Management Risk: In managing the Fund’s portfolio, the Advisor engages one or more sub-advisors to make investment decisions for a portion of or the entire portfolio. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.

Convertible Securities Risk: Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying security.

Non-Diversification Risk: The Fund is non-diversified, which means that it may invest a greater percentage of its assets than a diversified mutual fund in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund’s investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event.

Sector Focus Risk: A fund that focuses its investments in the securities of a particular market sector is subject to the risk that adverse circumstances will have a greater impact on the fund than a fund that does not focus its investments in a particular sector.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization
The Reorganization is intended to eliminate the offering of multiple funds with similar investment goals and principal investment strategies and has the potential to provide efficiencies and economies of scale for the combined Fund. At a meeting held on May 21, 2020, the Board, including the Independent Trustees, determined that the Reorganization was in the best interests of the Funds and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization. The Board approved the Reorganization.
At the same Board meeting, Touchstone Advisors recommended certain changes to the Acquiring Fund that would take effect concurrently with the completion of the Reorganization. These changes included a new sub-advisor and portfolio manager for the Acquiring Fund, changes to the Acquiring Fund’s investment goal and principal investment strategies, changes to the Acquiring Fund’s benchmark, reductions in the Acquiring Fund’s advisory fee, sub-advisory fee and expense limitations, and a new fund name. The Board approved the foregoing changes to the Acquiring Fund to become effective concurrently with the Reorganization.

Board Considerations Regarding the Reorganization

In evaluating the Reorganization, the Board reviewed, with the assistance of independent legal counsel to the Independent Trustees, materials furnished by Touchstone Advisors, the investment advisor to the Funds. These materials included information regarding the operations and financial condition of the Funds and the principal terms and conditions of the Reorganization, including that the Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes. The Board’s evaluation of the Reorganization took into consideration the changes to the Acquiring Fund that would become effective concurrently with the Reorganization. The Board considered the following factors, among others:

•        the investment goals, principal investment strategies, sub-advisor and portfolio managers of the Funds, including those in regard to the Acquiring Fund that would become effective concurrently with the Reorganization;

•        the historical investment performance record of the Funds and the investment strategy to be used by the Acquiring Fund’s new sub-advisor in managing the Acquiring Fund following the Reorganization;

•        the advice and recommendation of Touchstone Advisors, including its opinion that the Reorganization would be in the best interests of the Funds and that the combined Fund would have a greater opportunity to achieve economies of scale than either Fund operating individually;

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•        the investment advisory fee and other fees paid by the Funds, the expense ratios of the Funds and the contractual limitations on the Funds’ expenses and the fee and expense changes with respect to the Acquiring Fund that would become effective concurrently with the Reorganization;

•    the anticipated benefits to the Funds, including operating efficiencies, that may be achieved from the Reorganization;

•    that the expenses of the Reorganization would not be borne by the Funds’ shareholders;
•    the terms and conditions of the Reorganization, including the Acquiring Fund’s assumption of all of the liabilities of the Target Fund;
•    that the Reorganization is intended to be a tax-free reorganization for federal income tax purposes; and
•    alternatives available to shareholders of the Target Fund, including the ability to redeem or exchange their shares.
During their assessment of the Reorganization, the Independent Trustees of the Board met separately with independent legal counsel outside the presence of representatives of management regarding the legal issues involved. After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any potential operating efficiencies or other benefits will in fact be realized, the Board, including the Independent Trustees, concluded that the Reorganization would be in the best interests of each Fund and the interests of existing shareholders of the Funds would not be diluted as a result of the Reorganization.

Agreement and Plan of Reorganization
A form of the Plan is set forth in Exhibit A. The Plan provides that all the assets of the Target Fund will be transferred to the Acquiring Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund on or about September 11, 2020 or such other date as may be agreed upon by the parties (the “Closing Date”). The class or classes of the Acquiring Fund shares that you will receive in connection with the Reorganization will be the same as the class or classes of the Target Fund shares that you own immediately prior to the closing of the Reorganization.
Prior to the close of business on the Closing Date, the Target Fund will endeavor to discharge all of its known liabilities and obligations. In addition, prior to the close of business on the Closing Date, for tax reasons, the Target Fund will distribute to its shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date, all of the Target Fund’s net tax-exempt income for all taxable periods ending on or before the Closing Date, and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid federal income tax).
The Bank of New York Mellon, the sub-administrator for the Funds, will compute the value of the Target Fund’s portfolio of securities. The method of valuation employed will be consistent with the valuation procedures described in the Trust’s declaration of trust and the Target Fund’s prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the Funds.
As soon after the closing as practicable, the Target Fund will distribute pro rata (or proportionate) by class to its shareholders of record as of the time of such distribution the full and fractional shares of the Acquiring Fund received by the Target Fund. The liquidation and distribution will be accomplished by the establishment of accounts in the names of the Target Fund’s shareholders on the Acquiring Fund’s share records of its transfer agent. Each account will receive the respective pro rata number of full and fractional shares of the appropriate class of the Acquiring Fund due a Target Fund shareholder. All issued and outstanding shares of the Target Fund will be cancelled. After these distributions and the winding up of its affairs, the Target Fund will be terminated.
The Reorganization is subject to the satisfaction or waiver of the conditions set forth in the Plan. The Plan may be terminated (1) by the mutual agreement of the Target Fund and the Acquiring Fund; or (2) at or prior to the closing by either party (a) because of a breach by the other of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the closing, if not cured within 30 days, or (b) because a condition in the Plan expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

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Touchstone Advisors, and not the Funds, will bear 100% of the Reorganization expenses (other than brokerage transaction costs associated with portfolio repositioning), which are estimated to be approximately $85,000 or 0.31% of the Target Fund’s net assets (as of March 31, 2020), whether or not the Reorganization is completed.

Description of the Securities to be Issued
Shareholders of the Target Fund as of the closing will receive full and fractional shares of the Acquiring Fund in accordance with the terms of the Plan. The shares of the Acquiring Fund to be issued in connection with the Reorganization will be duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. Shares of the Acquiring Fund to be issued in the Reorganization will have no preemptive or conversion rights and no share certificates will be issued.
Material Federal Income Tax Consequences
The following discussion summarizes the material U.S. federal income tax consequences of the Reorganization that are applicable to you as a Target Fund shareholder. It is based on the Code, applicable U.S. Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Prospectus/Information Statement and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local, or foreign tax consequences of the Reorganization. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of Target Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or an entity that is not organized under the laws of the United States or a political subdivision thereof; a holder of Target Fund shares as part of a hedge, straddle, conversion or other integrated transaction; a person with “applicable financial statements” within the meaning of Section 451(b) of the Code; a person who does not hold Target Fund shares as a capital asset at the time of the Reorganization; or an entity taxable as a partnership for U.S. federal income tax purposes.
The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a non-waivable condition to the closing of the Reorganization, the Target Fund and the Acquiring Fund will receive an opinion from the law firm of K&L Gates LLP substantially to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations, qualifications, and assumptions with respect to the Reorganization, for federal income tax purposes:
(i)    The transfer by the Target Fund of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, immediately followed by the pro rata, by class, distribution of all the Acquiring Fund shares so received by the Target Fund to the Target Fund’s shareholders of record in complete liquidation of the Target Fund and the termination of the Target Fund promptly thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be “a party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.
(ii)    No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.
(iii)    No gain or loss will be recognized by the Target Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund shares so received to the Target Fund’s shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.
(iv)    No gain or loss will be recognized by the Target Fund’s shareholders upon the exchange, pursuant to the Plan, of all their shares of the Target Fund solely for Acquiring Fund shares.
(v)    The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Plan will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.
(vi)    The holding period of the Acquiring Fund shares received by each Target Fund shareholder in the Reorganization will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such Target Fund shares were held as capital assets at the effective time of the Reorganization.
(vii)    The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

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(viii)    The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.
No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or on the termination thereof, or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code or (2) any other federal tax issues (except those set forth above) and any state, local or foreign tax issues of any kind.
No private ruling will be sought from the IRS with respect to the federal income tax consequences of the Reorganization. Opinions of counsel are not binding upon the IRS or the courts, are not guarantees of the tax results, and do not preclude the IRS from adopting or taking a contrary position, which may be sustained by a court. If the Reorganization is consummated but the IRS or the courts determine that the Reorganization does not qualify as a tax-free reorganization under the Code and, thus, is taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.
Prior to the Reorganization, the Target Fund will declare and pay a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to its shareholders all of the Target Fund’s investment company taxable income (computed without regard to the deduction for dividends paid), net tax exempt income and realized net capital gain (after reduction for available capital loss carryforwards and excluding certain capital gain on which the Target Fund paid tax), if any, for all periods through the Closing Date. Such distributions will be taxable to shareholders for federal income tax purposes and may include net capital gain from the sale of portfolio assets as discussed below. Even if reinvested in additional shares of the Target Fund, which would be exchanged for shares of the Acquiring Fund in the Reorganization, such distributions will be taxable for federal income tax purposes.
If portfolio assets of the Target Fund are sold prior to the Reorganization, the tax impact of such sales will depend on the holding periods of such assets and the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis (after taking into account any available capital loss carryforwards) will be distributed to the Target Fund’s shareholders as capital gains (to the extent of net long-term capital gain over any net short-term capital loss) or ordinary dividends (to the extent of net short-term capital gain over any net long-term capital loss) during or with respect to the year of sale, and such distributions will be taxable to shareholders.
The Reorganization will cause the tax year of the Target Fund to close. After the Reorganization, the Acquiring Fund’s ability to use the Target Fund’s or the Acquiring Fund’s realized and unrealized pre-Reorganization capital losses, if any, may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income tax sooner, or may pay more federal income taxes, than they would have had the Reorganization not occurred. The effect of these potential limitations will depend on a number of factors, including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization and the amount of unrealized capital gains in the Funds at the time of the Reorganization.
As of June 30, 2019, for U.S. federal income tax purposes, the Target Fund had capital loss carryforwards of $4,717,545, which are not subject to expiration. As of June 30, 2019, for U.S. federal income tax purposes, the Acquiring Fund had capital loss carryforwards of $12,449,455, which are not subject to expiration. As of June 30, 2019, for U.S. federal income tax purposes, the Target Fund had net unrealized gains of $7,055,252. These figures may change significantly by the date of the Reorganization.

It is expected that, prior to the Reorganization, none of the securities of the Target Fund are expected to be sold in connection with the Reorganization.

In connection with the appointment of DSM as the sub-advisor to the Acquiring Fund, which is separate from the Reorganization and, which also does not require shareholder approval, it is expected that the Acquiring Fund will reposition its entire portfolio. If such transition had occurred as of December 31, 2019, the Acquiring Fund would have sold approximately 98% (or $149 million) of its investment portfolio. This repositioning will occur whether or not the Reorganization is consummated. The Acquiring Fund may realize gains as a result of such repositioning, which may increase the net investment income and net capital gains to be distributed by the Acquiring Fund as a taxable dividend to its shareholders (including former Target Fund shareholders) following the Reorganization.

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In addition, shareholders of the Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the Acquiring Fund. Furthermore, any gain the Acquiring Fund realizes after the Reorganization, including any built-in gain in the portfolio investments of the Target Fund or the Acquiring Fund that was unrealized at the time of the Reorganization, may result in taxable distributions to shareholders holding shares of the Acquiring Fund (including former shareholders of the Target Fund who hold shares of the Acquiring Fund following the Reorganization). As a result, shareholders of the Target Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred.
Tracking Your Basis and Holding Period; State and Local Taxes. After the Reorganization, you will continue to be responsible for tracking the adjusted tax basis and holding period of your shares for federal income tax purposes. However, mutual funds must report cost basis information to you and the IRS when a shareholder sells or exchanges shares acquired on or after January 1, 2012 that are not in a retirement account (“covered shares”). Cost basis reporting by a mutual fund is not required if the shares were acquired in a reorganization and the basis of the acquired shares is determined from the basis of shares that were not covered shares.
This discussion does not address any state, local or foreign tax issues and is limited to material federal income tax issues. You are urged and advised to consult your own tax advisors as to the federal, state, local, foreign, and other tax consequences of the Reorganization in light of your individual circumstances, including the applicability and effect of possible changes in any applicable tax laws.

Pro Forma Capitalization

The following table sets forth the net assets, number of shares outstanding, and net asset value (“NAV”) per share, assuming the Reorganization occurred as of December 31, 2019. This information is generally referred to as the “capitalization” of a Fund. The term “pro forma capitalization” means the expected capitalization of the Acquiring Fund after giving effect to the Reorganization and assuming the Reorganization occurred as of December 31, 2019. These numbers may differ as of the closing date of the Reorganization.

	Touchstone International Growth Opportunities Fund	Touchstone International Small Cap Fund	Pro Forma Adjustments(1)	Pro Forma Touchstone International Small Cap Fund After Reorganization (to be known as Touchstone International Growth Fund)
Net Assets (all classes)(3)	$35,403,729	$151,301,812		$186,705,541
Class A
Net assets	$884,955	$2,024,051		$2,909,006
Shares outstanding	39,413	131,736	18,185(2)	189,334
Net asset value per share	$22.45	$15.36		$15.36
Class C
Net assets	$233,839	$1,200,342		$1,434,181
Shares outstanding	10,715	80,096	4,889(2)	95,700
Net asset value per share	$21.82	$14.99		$14.99
Class Y
Net assets	$2,190,071	$93,937,689		$96,127,760
Shares outstanding	96,962	5,976,533	42,375(2)	6,115,870
Net asset value per share	$22.59	$15.72		$15.72
Institutional Class
Net assets	$32,094,864	$54,139,730		$86,234,594
Shares outstanding	1,415,197	3,423,845	614,511(2)	5,453,553
Net asset value per share	$22.68	$15.81		$15.81
(1) Touchstone Advisors, and not the Funds, will bear 100% of the Reorganization expenses (which do not include brokerage transaction costs associated with portfolio repositioning), which are estimated to be approximately $85,000, whether or not the Reorganization is completed. As a result there are no pro forma adjustments to net assets.

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(2) Pro forma shares outstanding have been adjusted for the accumulated change in the number of the Target Fund’s shares based on the relative value of each Fund’s net asset value per share as of December 31, 2019.
(3) The net assets of the Funds have decreased since December 31, 2019. As of May 29, 2020, the net assets of the Target Fund were $30,217,992 and the net assets of the Acquiring Fund were $74,688,746.

THE FUNDS’ MANAGEMENT

The Funds have the same investment advisor.
Investment Advisor
Touchstone Advisors, Inc.
303 Broadway, Suite 1100, Cincinnati, Ohio 45202
Touchstone Advisors has been a SEC-registered investment advisor since 1994. As of June 30, 2020, it had approximately $20.2 billion in assets under management.
Touchstone Advisors is responsible for selecting each Fund’s sub-advisor(s), subject to approval by the Board. Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise. Touchstone Advisors considers various factors in evaluating a sub-advisor, including:

•	level of knowledge and skill;

•	performance as compared to its peers or benchmark;

•	consistency of performance over 5 years or more;

•	level of compliance with investment rules and strategies;

•	employees;

•	facilities and financial strength; and

•	quality of service.
Touchstone Advisors will also continually monitor each sub-advisor’s performance through various analyses and through in-person, telephone, and written consultations with a sub-advisor. Touchstone Advisors discusses its expectations for performance with each sub-advisor and provides evaluations and recommendations to the Board, including whether or not a sub-advisor’s contract should be renewed, modified, or terminated.
The SEC has granted an exemptive order that permits the Trust or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. A Fund must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust of which it is a series or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more Funds. Shareholders of a Fund will be notified of any material changes in the Fund’s sub-advisory arrangements. After the Reorganization, Touchstone Advisors and the Trust will continue to rely on this exemptive order.
Two or more sub-advisors may manage a Fund, with each managing a portion of the Fund’s assets. If a Fund has more than one sub-advisor, Touchstone Advisors allocates how much of a Fund’s assets are managed by each sub-advisor. Touchstone Advisors may change these allocations from time to time, often based upon the results of its evaluations of the sub-advisors.
Touchstone Advisors is also responsible for running all of the operations of the Funds, except those that are subcontracted to a sub-advisor, custodian, transfer agent, sub-administrative agent, or other parties. For its services, Touchstone Advisors is entitled to receive an investment advisory fee from each Fund at an annualized rate based on the average daily net assets of the Fund.
The Acquiring Fund pays an advisory fee at an annual rate of 0.95% on the first $300 million; 0.90% on the next $200 million; 0.85% on the next $250 million; 0.80% on the next $250 million; 0.75% on the next $500 million; 0.70% on the next $500 million; and 0.65% on assets over $2 billion.
The Target Fund pays an advisory fee at an annual rate of 0.80%.
At the May 21, 2020 Board meeting, the Board approved an amendment to the Acquiring Fund’s investment management agreement to reduce the Fund’s advisory fee. Following the appointment of DSM as sub-advisor to the Acquiring Fund, the

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Acquiring Fund will pay an advisory fee at an annual rate of 0.80% on the first $1 billion of average daily net assets; 0.75% on the next $500 million; 0.70% on the next $500 million; and 0.65% on assets over $2 billion (the “New Fee Schedule”).
The annual fee rate below is the fee paid to Touchstone Advisors by each Fund for the Fund’s fiscal year ended June 30, 2019 and net of any fee waivers and/or expense reimbursements, which are discussed in more detail below. Touchstone Advisors, and not the Funds, pays sub-advisory fees to DSM and Copper Rock, respectively, from its advisory fee.

•	Target Fund 0.43%

•	Acquiring Fund 0.91%
Had the New Fee Schedule been in effect for the twelve-month period ended June 30, 2019, the Acquiring Fund would have paid an effective advisory fee of 0.80%.
Sub-Advisor and Portfolio Managers
Copper Rock Capital Partners LLC, a SEC-registered advisor located at 200 Clarendon Street, 51st Floor, Boston, Massachusetts 02116, serves as sub-advisor to the Acquiring Fund. As sub-advisor, Copper Rock makes investment decisions for the Acquiring Fund and also ensures compliance with the Acquiring Fund’s investment policies and guidelines. Copper Rock was established in 2005 and also manages discretionary equity portfolios for institutional accounts. As of March 31, 2020, Copper Rock managed approximately $2.26 billion in assets. Stephen Dexter is the lead Portfolio Manager responsible for all final investment decisions. David Dineen, CFA, is a Portfolio Manager and assists Mr. Dexter on a daily basis.
The following individuals are jointly and primarily responsible for the management of the Acquiring Fund’s portfolio.
Stephen Dexter serves as Partner, Chief Investment Officer and Lead Portfolio Manager for the Global Equities Team, positions he has held since joining Copper Rock in November 2008. Prior to joining Copper Rock, Mr. Dexter served as Managing Director and as Chief Investment Officer for the Global and International Growth Equity Team at Putnam Investments from 1999 to October 2008.
David Dineen, CFA, serves as a Portfolio Manager on the Global Equities Team, a position he has held since joining Copper Rock in August 2017. Prior to joining Copper Rock, David was a Portfolio Manager with Granahan Investment Management where he oversaw the firm’s International and Global Small Cap strategies from 2015 to 2017.
Effective May 22, 2020 through September 11, 2020, Russell will serve as interim sub-advisor to the Acquiring Fund.
Effective September 12, 2020, DSM will serve as sub-advisor to the Acquiring Fund.
DSM Capital Partners LLC, located at 7111 Fairway Drive, Suite 350, Palm Beach Gardens, Florida 33418, serves as sub-advisor to the Target Fund and served as investment advisor to the Predecessor Fund since its inception on March 28, 2012. As sub-advisor, DSM will make investment decisions for the Target Fund and will also seek to ensure compliance with the Target Fund’s investment policies and guidelines. DSM was founded in 2001 and serves as investment advisor to endowments and foundations, pensions plans, family offices, high net worth individual investors, and corporations. DSM is owned by its co-founders Stephen Memishian and Daniel Strickberger. As of June 30, 2020, DSM had approximately $8.7 billion in assets under management.
The following individual is primarily responsible for the management of the Target Fund’s portfolio.
Daniel Strickberger, Chief Investment Officer, co-founded DSM in February 2001 and has served as a Managing Partner ever since. Mr. Strickberger serves as portfolio manager for the Target Fund and served as portfolio manager for the Predecessor Fund since its inception in 2012. Prior to co-founding DSM, Mr. Strickberger was a partner at W.P. Stewart & Company and Lazard Freres & Co.
For more information on the appointment of Russell as interim sub-advisor to the Acquiring Fund, and DSM as sub-advisor to the Acquiring Fund, see the section titled "Other Information Regarding Change in Sub-Advisor for the Acquiring Fund."
Advisory and Sub-Advisory Agreement Approval
A discussion of the basis for the Board’s approval of the Acquiring Fund’s advisory agreement and sub-advisory agreement between Touchstone Advisors and Copper Rock can be found in the Trust’s June 30, 2019 annual report.

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A discussion of the basis for the Board’s approval of the sub-advisory agreement between Touchstone Advisors and DSM, with respect to the Acquiring Fund, is included herein in the section titled "Other Information Regarding Change in Sub-Advisor of the Acquiring Fund" and will be included in the Acquiring Fund's December 31, 2020 Semi-Annual Report.

Expense Limitation Agreement
Touchstone Advisors has contractually agreed to waive fees and reimburse expenses to the extent necessary to ensure each Fund’s total annual operating expenses (excluding dividend and interest expenses relating to short sales, interest, taxes, brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles, the cost of “Acquired Fund Fees and Expenses,” if any, and other extraordinary expenses not incurred in the ordinary course of business ("Excluded Expenses")) do not exceed the contractual expense limits set forth below. Each Fund bears the costs of these Excluded Expenses. The contractual expense limits set forth in the table below have been adjusted to include the effect of Rule 12b-1 fees, shareholder servicing fees and other anticipated class specific expenses, if applicable. Fee waivers or expense reimbursements are calculated and applied monthly, based on the Fund’s average net assets during the month. The terms of Touchstone Advisors’ contractual waiver agreement provides that Touchstone Advisors is entitled to recoup, subject to approval by the Fund’s Board, such amounts waived or reimbursed for a period of up to three years from the date on which Touchstone Advisors reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to Touchstone Advisors only if such repayment does not cause the Fund’s contractual limit set (after the repayment is taken into account) to exceed either (1) the expense cap in place when such amounts were waived and (2) the Fund’s current expense limitation. Fees waived and expenses reimbursed by Touchstone Advisors with respect to the Target Fund prior to the closing of the Reorganization may not be recouped by Touchstone Advisors following the closing of the Reorganization.

Fund	Expense Limit	Effective Through
Touchstone International Growth Opportunities Fund
Class A	1.24%	October 29, 2020
Class C	1.99%	October 29, 2020
Class Y	0.99%	October 29, 2020
Institutional Class	0.89%	October 29, 2020
Touchstone International Small Cap Fund
Class A	1.55%	October 29, 2020
Class C	2.30%	October 29, 2020
Class Y	1.30%	October 29, 2020
Institutional Class	1.18%	October 29, 2020

At the May 21, 2020 Board meeting, the Board approved an amendment to the Acquiring Fund’s expense limitation agreement, to further reduce the Acquiring Fund’s expense levels. Following the appointment of DSM as sub-advisor to the Acquiring Fund, Touchstone Advisors has contractually agreed to waive fees and reimburse expenses to the extent necessary to ensure the Acquiring Fund’s total annual operating expenses do not exceed the contractual expense limits set forth below.

Fund	Expense Limit	Effective Through
Touchstone International Small Cap Fund (to be known as Touchstone International Growth Fund)
Class A	1.24%	September 29, 2021
Class C	1.99%	September 29, 2021
Class Y	0.99%	September 29, 2021
Institutional Class	0.89%	September 29, 2021

Other Service Providers

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The Funds currently have the same service providers. Upon completion of the Reorganization, the Acquiring Fund will continue to engage its existing service providers, as set forth in the chart below.

Service Providers
Principal Underwriter	Touchstone Securities, Inc.
Administrator	Touchstone Advisors, Inc.
Sub-Administrative Agent	The Bank of New York Mellon
Transfer Agent	BNY Mellon Investment Servicing (US) Inc.
Custodian	Brown Brothers Harriman & Co.
Independent Registered Public Accounting Firm	Ernst & Young LLP
CHOOSING A CLASS OF SHARES
Share Class Offerings. The Acquiring Fund is offering the following classes of shares pursuant to this Prospectus/Information Statement and the SAI: Class A, Class C, Class Y and Institutional Class. Each class of shares has different sales charges and distribution fees. You will not pay any sales load, commission, or other similar fee in connection with the shares you will receive in the Reorganization. However, additional purchases, exchanges and redemptions of shares of a Fund will be subject to any sales loads, commissions, and other similar fees applicable to the Fund. For additional information regarding sales charges, sales charge reductions and waivers, and distribution fees applicable to Fund shares not offered in this Prospectus/Information Statement and the SAI, see the sections titled “Choosing a Class of Shares” and “Investing with Touchstone” in the Acquiring Fund’s prospectus.
Class A Shares
The offering price of Class A shares of each Fund is equal to its NAV plus a front-end sales charge that you pay when you buy your shares. The front-end sales charge is generally deducted from the amount of your investment. Class A shares are subject to a Rule 12b-1 distribution fee of up to 0.25% of the Fund’s average daily net assets allocable to Class A shares.
Class A Sales Charge. The following table shows the amount of front-end sales charge you will pay on purchases of Class A shares for the Funds. The amount of front-end sales charge is shown as a percentage of (1) the offering price and (2) the net amount invested after the charge has been subtracted. Note that the front-end sales charge gets lower as your investment amount gets larger.
You will not pay any front-end sales charge in connection with the shares you will receive in the Reorganization.

Amount of Your Investment*	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested	Dealer Reallowance as % of Offering Price
Under $25,000	5.00%	5.26%	4.50%
$25,000 but less than $50,000	4.50%	4.71%	4.25%
$50,000 but less than $100,000	4.00%	4.17%	3.75%
$100,000 but less than $250,000	3.00%	3.09%	2.75%
$250,000 but less than $1 million	2.00%	2.04%	1.75%
$1 million or more	0.00%	0.00%	None**
*This includes the aggregate amount of your investment in the Touchstone Fund Complex (as defined below).
**Touchstone Securities (as defined below) may pay a finder's fee on qualifying assets to dealers who initiate purchases of Class A shares of $1,000,000 or more. However if shares are redeemed prior to 12 months after the date of purchase they may be subject to a CDSC of up to 1.00%.

Waiver of Class A Sales Charge. There is no front-end sales charge on Class A shares of the Funds if your aggregate investment in all funds managed by Touchstone Advisors (the “Touchstone Fund Complex”) equals $1 million or more. For these purchases, Touchstone Securities, Inc. (“Touchstone Securities”) may pay your financial intermediary a distribution-related commission associated with such sale of up to 1.00%. In the event that Touchstone Securities paid such a commission to your financial intermediary, a CDSC of up to 1.00% may be charged on redemptions made within one year of your purchase. The CDSC will be assessed on the lesser of your shares’ NAV at the time of redemption or the time of purchase. Redemptions of such Class A shares of the Funds held for at least one year will not be subject to the CDSC. Any CDSC applicable to your shares of the Target Fund will not be incurred as a result of your shares being exchanged for shares of the Acquiring Fund pursuant to

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the Reorganization, and the holding period applicable to your Target Fund shares for purposes of the CDSC will carry over to the shares of the Acquiring Fund that you receive in the Reorganization.
Class C Shares
Class C shares are sold at NAV, without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds. Class C shares are subject to a CDSC of 1.00% on redemptions of Class C shares made within one year of their purchase. The CDSC will be assessed on the lesser of your shares’ NAV at the time of redemption or the time of purchase. A CDSC will not be imposed upon redemptions of Class C shares held for at least one year. Any CDSC applicable to your shares of the Target Fund will not be incurred as a result of your shares being exchanged for shares of the Acquiring Fund pursuant to the Reorganization, and the holding period applicable to your Target Fund shares for purposes of the CDSC will carry over to the shares of the Acquiring Fund that you receive in the Reorganization.
Class C shares are subject to an annual Rule 12b-1 fee of up to 1.00% of a Fund’s average daily net assets allocable to Class C shares. Touchstone Securities intends to pay a commission of 1.00% of the purchase amount to your broker at the time you purchase Class C shares.
Effective June 30, 2020 (the “Effective Date”), Class C shares of the Funds will automatically convert into Class A shares of the same Fund after they have been held for eight (8) years. The conversion will not be considered a taxable event for federal income tax purposes. These automatic conversions will be executed without any sales charge (including CDSCs), redemption or transaction fee, or other charge. After such a conversion takes place, the shares will be subject to all features, rights and expenses of Class A shares. If you hold Class C shares through certain financial intermediaries, such as an omnibus account or group retirement recordkeeping platform, your intermediary may not be able to track the amount of time you held your Class C shares purchased before June 30, 2020. In that case, Class C shares held prior to June 30, 2020 would convert to Class A shares eight (8) years after the Effective Date of this policy. The holding period applicable to your Target Fund shares will carry over to the shares of the Acquiring Fund that you receive in the Reorganization.

Class Y Shares
Class Y shares of the Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds. Class Y shares are not subject to a Rule 12b-1 fee or CDSC. In addition, Class Y shares may be purchased through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisors. In each case, the intermediary has entered into an agreement with Touchstone Securities to include the Funds in their program where the intermediary provides investors participating in their program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your financial institution if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs may also offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should carefully consider any separate transaction fee or other fees charged by these programs in connection with investing in each available share class before selecting a share class.
Institutional Class Shares
Institutional Class shares are sold at NAV, without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds. Institutional Class shares are not subject to a Rule 12b-1 fee or CDSC, but are subject to higher initial investment requirements than other classes of shares of a Fund. Institutional Class shares are offered through certain broker-dealers or financial institutions that have distribution agreements with Touchstone Securities.

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Buying and Selling Fund Shares
Each Fund has the same minimum investment requirements, which are set forth in the chart below.

Classes A, C, and Y
Minimum Investment Requirements	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

Institutional Class
Minimum Investment Requirements	Initial Investment	Additional Investment
Regular Account	$500,000	$50
You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Existing Class A, Class C and Institutional Class shareholders may purchase shares directly through Touchstone Funds via the transfer agent, BNY Mellon or through their financial intermediary. Class Y shares are available only through financial intermediaries who have appropriate selling agreements in place with Touchstone Securities. Shares may be purchased or sold by writing to Touchstone Securities at P.O. Box 9878, Providence, Rhode Island 02940, calling 1.800.543.0407, or visiting the Touchstone Funds’ website: TouchstoneInvestments.com. You may only sell shares over the telephone or via the Internet if the value of the shares sold is less than or equal to $100,000. Shares held in IRA accounts and qualified retirement plans cannot be sold via the Internet. If your shares are held by a processing organization or financial intermediary you will need to follow its purchase and redemption procedures. Touchstone Securities will forward the proceeds of your sale to you (or to your financial intermediary) within 7 days (normally within 3 business days) after receipt of a proper redemption request. Under normal conditions, each Fund typically expects to meet redemption requests through the use of the Fund's holdings of cash or cash equivalents, lines of credit, an interfund loan (as discussed in the Fund’s SAI) or by selling other Fund assets. Under unusual circumstances, such as a market emergency, when its Board deems it appropriate, a Fund may make payment for shares redeemed by tendering portfolio securities of the Fund taken at current value in order to meet the redemption request. Shareholders may incur transaction and brokerage costs when they sell these portfolio securities. Until such time as the shareholder sells the securities they receive in-kind, the securities are subject to market risk. Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash. The Funds may also use redemption in-kind for certain Fund shares held by ReFlow Fund, LLC, a liquidity program designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. For more information about buying and selling shares, see the section “Investing with Touchstone” in each Fund’s prospectus or call (800) 543-0407.
Exchange Privileges of the Funds
Each Fund has the same exchange privileges. The Funds are subject to the exchange privileges listed below.
Class A shares may be exchanged into Class A shares of any other Touchstone Fund at NAV, although Touchstone Funds that are closed to new investors may not accept exchanges.
Class C shares may be exchanged into Class C shares of any other Touchstone Fund, although Touchstone Funds that are closed to new investors may not accept exchanges.
Class Y shares of the Funds are exchangeable for Class Y shares of any other Touchstone Fund as long as investment minimums and proper selling agreement requirements are met. Class Y shares may be available through financial intermediaries that have appropriate selling agreements with Touchstone Securities, or through “processing organizations” (e.g., mutual fund supermarkets) that purchase shares for their customers. Touchstone Funds that are closed to new investors may not accept exchanges.
Institutional Class shares of the Funds are exchangeable for Institutional Class shares of any other Touchstone Fund as long as investment minimums and proper selling agreement requirements are met, although Touchstone Funds that are closed to new investors may not accept exchanges.
Class A, C, and Y shareholders who are eligible to invest in Institutional Class shares are eligible to exchange their Class A shares, Class C shares, and Class Y shares for Institutional Class shares of the same Fund, if offered in their state, and to the extent that such an exchange can be accommodated by their financial intermediary.

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You do not have to pay any exchange fee for your exchange, but if you exchange from a fund with a lower load schedule to a fund with a higher load schedule you may be charged the load differential.
Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending on when you originally purchased the exchanged shares. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.
You should carefully review the disclosure provided in the prospectus relating to the exchanged-for shares before making an exchange of your Fund shares. Touchstone Funds that are closed to new investors may not accept exchanges.
You may realize taxable gain if you exchange shares of a Fund for shares of another fund.
DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS
Rule 12b-1 Distribution Plans. Each Fund has adopted distribution plans, with respect to its Class A and Class C shares, under Rule 12b-1 of the 1940 Act. The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. Under the Class A plan, the Funds pay an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares. Under the Class C plan, the Funds pay an annual fee of up to 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee). Because these fees are paid out of a Fund’s assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges. Class Y shares and Institutional Class shares are not subject to a fee pursuant to a Rule 12b-1 plan. For more information on these plans, please see the section titled “Rule 12b-1 Distribution Plans” in each Fund’s prospectus.
Additional Compensation to Financial Intermediaries. Touchstone Securities, the Trust’s principal underwriter, at its own expense (from a designated percentage of its income) currently provides additional compensation to certain dealers. Touchstone Securities pursues a focused distribution strategy with a limited number of dealers who have sold shares of the Funds or other Touchstone Funds. Touchstone Securities reviews and makes changes to the focused distribution strategy on a periodic basis. These payments are generally based on a pro rata share of a dealer’s sales. Touchstone Securities may also provide compensation in connection with conferences, sales, or training programs for employees, seminars for the public, advertising, and other dealer-sponsored programs.
Touchstone Advisors, at its own expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for certain services including distribution, administrative, sub-accounting, sub-transfer agency or shareholder servicing activities. These additional cash payments to a financial intermediary are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration, and sub-transfer agency fees). These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary bears certain costs in connection with providing shareholder services to Fund shareholders. Touchstone Advisors may also reimburse Touchstone Securities for making these payments.
Touchstone Advisors and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold. The amount and value of additional cash payments vary for each financial intermediary. The additional cash payment arrangement between a particular financial intermediary and Touchstone Advisors or its affiliates may provide for increased rates of compensation as the dollar value of each Fund’s shares or particular class of shares sold or invested through such financial intermediary increases. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend a Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. You should consult with your financial intermediary and review carefully any disclosure by the financial firm as to compensation received by your financial intermediary. Although each Fund may use financial firms that sell the Fund’s shares to effect portfolio transactions for the Fund, the Fund and Touchstone Advisors will not consider the sale of the Fund’s shares as a factor when choosing financial firms to effect those transactions. For more information on payment arrangements, please see the section entitled “Touchstone Securities” in the Funds’ SAI.
Distribution Policy
Each Fund intends to distribute to its shareholders substantially all of its net income and net capital gains. Dividends, if any, are declared and paid annually by each Fund. Each Fund makes distributions of net capital gains, if any, at least annually. If you own shares on a Fund’s distribution record date, you will be entitled to receive the distribution.

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After the Reorganization, shareholders of the Target Fund who currently have their dividends or distributions reinvested will have dividends or distributions received from the Acquiring Fund reinvested in the same class of shares of the Acquiring Fund as they owned in the Target Fund. Shareholders of the Target Fund who have elected to receive dividends or distributions in cash will receive dividends or distributions from the Acquiring Fund in cash after the Reorganization, although they may, after the Reorganization, elect to have both dividends and distributions reinvested in additional shares of the Acquiring Fund.
The Funds have each qualified and intend to remain qualified (for the Target Fund, through the Closing Date) to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Fund must, among other things, distribute at least 90% of its net taxable and tax-exempt income and diversify its holdings as required by the Code. While so qualified, so long as a Fund distributes all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt income and any realized net capital gains to its shareholders of record, it is expected that the Fund will not be required to pay any federal income taxes.

INFORMATION ON SHAREHOLDERS’ RIGHTS

The following is a summary of certain important provisions of the governing instruments and governing laws applicable to the Trust, but is not a complete description. Further information about the Trust’s governance structure is contained in the Funds’ SAI and the Trust’s governing documents, which are on file with the SEC.

Organization and Governing Law.   Each Fund is an open-end, management investment company and a series of Touchstone Strategic Trust, a Massachusetts business trust. The power and authority to manage each Fund and its affairs reside with the trustees, and shareholder rights are generally limited to those provided to the shareholders in the declaration of trust or similar instrument, rather than by statute. The Funds are governed by the Trust’s Declaration of Trust (the “Declaration”) and the Trust’s By-Laws, both as amended, restated, or supplemented from time to time. The Funds are also governed by applicable federal law. Each Fund and its business and affairs are managed under the supervision of the Board of Trustees of the Trust.

Shares. When issued and paid for in accordance with their respective prospectuses, shares of both Funds are fully paid and non-assessable, having no preemptive or subscription rights and are freely transferable. Each share of a Fund represents an equal interest in such Fund, although the fees and expenses relating to each class may vary. Shares of each Fund are entitled to receive their pro rata share of distributions of income and capital gains, if any, made with respect to that Fund as are declared by the Board, although such distributions may vary in amount among the classes of a Fund to reflect class-specific expenses. Such distributions may be in cash, or in additional Fund shares. In any liquidation of a Fund, each shareholder is entitled to receive his or her pro rata share of the net assets of the Fund, after satisfaction of all outstanding liabilities and expenses of the Fund.

Number of Authorized Shares and Par Value. Unlimited; no par value per share.
Series and Classes. The Declaration gives broad authority to the trustees to establish series and classes in addition to those currently established and to determine the rights and preferences of the shares of the shares of the series and classes.

Shareholder Meetings and Rights of Shareholders to Call a Meeting. The Funds are not required to hold annual shareholder meetings under Massachusetts law or the governing instruments of the Trust. The governing instruments of the Trust generally provide that a meeting of shareholders may be called at any time by the Board or by application of shareholders holding at least 25% of the shares of the Trust or one or more series then outstanding and that a special meeting of shareholders shall be called for the purpose of voting on the removal of any trustee upon the written request of the holders of 10% of the shares then outstanding.
Notice of Meetings. Written notice of any meeting of shareholders shall be given or caused to be given by the trustees by mailing such notice at least seven days before such meeting, postage prepaid, stating the time, place and purpose of the meeting, to each shareholder at the shareholder’s address as it appears on the records of the Trust.
Record Date. The trustees may fix a date not more than 60 days prior to the date of any meeting of shareholders.

Submission of Shareholder Proposals. The Declaration and By-Laws of the Trust do not contain provisions requiring that a shareholder provide notice to the applicable Fund in advance of a shareholder meeting to enable the shareholder to present a proposal at such meeting, although federal securities laws, which apply to each Fund, require that certain conditions be met to present any proposals at shareholder meetings.

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Quorum for Meetings and Adjournments. The governing instruments of the Trust provide that a majority of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting, but any lesser number shall be sufficient for adjournments.
Number of Votes. The governing instruments of the Trust provide that each shareholder is entitled to one vote for each whole share that they hold and a fractional vote for each fractional share that they hold. The governing instruments do not provide for cumulative voting.

Right to Vote. The 1940 Act provides that shareholders of each Fund have the power to vote with respect to certain matters: specifically, for the election of trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution (under certain circumstances), and amendments to fundamental policies, objectives, or restrictions. Shareholders of each Fund also have the right to vote on certain matters affecting the Fund or a particular share class thereof under the governing instruments of the Trust and Massachusetts law. The following summarizes the matters on which Fund shareholders have a right to vote and the minimum shareholder vote required to approve the matter. Where referenced below, the phrase “vote of a majority of the outstanding shares” means the vote required by the 1940 Act, which is the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present or represented by proxy; or (b) more than 50% of the outstanding shares entitled to vote.
Election and Removal of Trustees. The shareholders of the Funds are entitled to vote for the election and the removal of trustees. A plurality of the shares voted, at a meeting at which a quorum is present, shall elect a trustee, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by the Declaration or the By-Laws. Any trustee may be removed with or without cause by two-thirds of the trustees or by a vote of two-thirds of the outstanding shares of the Trust.
Amendment of Governing Instruments. The Board has the right to amend the Declaration subject to a vote of a majority of the outstanding shares entitled to vote, except for certain amendments, such as the designation of series or classes, the change in name of the Trust or a series, or to supply any omission or cure an ambiguity. No amendment shall repeal the limitations on personal liability of any shareholder or trustee or repeal the prohibition of assessment upon the shareholders without the express consent of each shareholder or trustee involved. The By-Laws may be amended or repealed by a majority of the trustees to the extent that the By-Laws do not reserve that right to the shareholder.
Mergers and Reorganizations. The Declaration provides for the reorganization of the Trust or any series of the Trust by the transfer of the assets of the Trust or such series to another trust or fund, by vote of the trustees of the Trust without the approval of shareholders, unless such approval is required under the 1940 Act.
Liquidation of a Fund. The liquidation of a Fund may be authorized by vote of a majority of the trustees then in office subject to the approval of a majority of the outstanding voting shares of the Fund, as defined in the 1940 Act; provided however, that for a Fund created on or after November 17, 2011, the liquidation may be authorized by vote of a majority of the trustees without shareholder approval.
Trustee Liability and Trustee and Officer Indemnification. A trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The trustees are not responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, adviser, administrator, distributor or principal underwriter, custodian or transfer, dividend disbursing, shareholder servicing or accounting agent of the Trust, or the act or omission of any other trustee.
The Declaration generally provides for the indemnification of the Trust’s trustees and officers against all liabilities and expenses incurred by any trustee or officer in connection with any proceeding in which such person is made a party or otherwise or is threatened to be made a party by reason of being or having held such position with the Trust, except with respect to any matter arising from his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person. Such rights to indemnification are not exclusive and do not affect any other rights the trustee or officer may have, by contract or otherwise by law, including under any liability insurance policy. There is no statutory exclusion under Massachusetts law from liabilities for shareholders of a Massachusetts business trust. Therefore, under certain circumstances, shareholders of a Massachusetts business trust may be deemed liable for the obligations of the trust.
Rights of Inspection.  The records of the Trust shall be open to inspection by shareholders to the same extent as is permitted stockholders of a Massachusetts business corporation under the Massachusetts Business Corporation Law.

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Shareholder Information. Exhibit C to this Prospectus/Information Statement lists the name, address, and percent ownership of each person who, as of June 30, 2020, to the knowledge of each Fund, owned 5% or more of the outstanding shares of a class of the respective Fund. Exhibit C also lists those shareholders that would have owned 5% or more of the outstanding shares of a class of the combined Fund had the Reorganization taken place on June 30, 2020.

FINANCIAL STATEMENTS AND EXPERTS
The Annual Report with respect to the Target Fund and the Acquiring Fund has been incorporated by reference into this Prospectus/Information Statement in reliance upon the report of Ernst & Young LLP, located at 221 E. Fourth Street, Atrium Two, Suite 2900, Cincinnati, Ohio 45202, the independent registered public accounting firm for each Fund, given on their authority as experts in accounting and auditing. The Semi-Annual Report with respect to the Target Fund and the Acquiring Fund has also been incorporated by reference into this Prospectus/Information Statement.
LEGAL MATTERS
Certain legal matters in connection with the issuance of the Acquiring Fund’s shares will be passed upon by K&L Gates LLP, located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.
ADDITIONAL INFORMATION
The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information including proxy materials, information statements and charter documents with the SEC. Reports and other information about the Funds are available on the EDGAR database of the SEC’s internet site at http://www.sec.gov. You may obtain copies of these reports and other information, after paying a duplicating fee, by sending an e-mail request to: publicinfo@sec.gov
Other Information
Information About the Distributor. Touchstone Securities and the Trust are parties to a distribution agreement (the “Distribution Agreement”) with respect to the Target Fund. Touchstone Securities’ principal place of business is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202. Touchstone Securities is a registered broker-dealer, and an affiliate of Touchstone Advisors by reason of common ownership. For the fiscal year ended June 30, 2019, the Target Fund paid Touchstone Securities a total of $660 in aggregate underwriting commissions. There was no contingent deferred sales charges on Classes A and C shares for the Target Fund.
Information About the Administrator. Touchstone Advisors serves as the Target Fund’s administrator pursuant to an administrative agreement between the Trust, on the Fund’s behalf, and Touchstone Advisors. Touchstone Advisors has engaged The Bank of New York Mellon, located at 4400 Computer Drive, Westborough, Massachusetts 01581, to serve as the Trust’s sub-administrator. For the fiscal year ended June 30, 2019, the Target Fund paid Touchstone Advisors $52,255 in administration fees.
Portfolio Transactions. There were no affiliated brokerage transactions for the Target Fund’s fiscal year ended June 30, 2019.
Shareholders Sharing the Same Address. If two or more shareholders share the same address, only one copy of this Prospectus/Information Statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Trust will deliver promptly a separate copy of this Prospectus/Information Statement to a shareholder at a shared address. Please call (800) 543-0407 or forward a written request to the Trust, P.O. Box 9878, Providence, Rhode Island 02940 if you would like to (1) receive a separate copy of this Prospectus/Information Statement; (2) receive your annual reports or information statements separately in the future; or (3) request delivery of a single copy of annual reports or information statements if you are currently receiving multiple copies at a shared address.
FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five fiscal years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. The financial highlights for the International Growth Opportunities Fund were audited by Ernst & Young for the fiscal years ended June 30, 2019, 2018, and 2017 and were audited by another independent registered public accounting firm for the fiscal years ended June 30, 2016 and 2015. The financial highlights for the International Small Cap Fund were audited by Ernst & Young for the fiscal years ended June 30, 2019, 2018, 2017, 2016, and 2015. Ernst & Young LLP’s report, along with each Fund’s financial statements and related notes, is included in the Funds’ Annual Report.  You can obtain the Annual and

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Semi-Annual Reports at no charge by calling (800) 543-0407 or by downloading a copy from the Touchstone Investments website at: TouchstoneInvestments.com/Resources. The Annual Report has been incorporated by reference in this Prospectus/Information Statement and the SAI.

Touchstone International Growth Opportunities Fund — Class A
Selected Data for a Share Outstanding Throughout Each Period

	Six Months Ended December 31, 2019 (Unaudited)		Year Ended June 30,			Period Ended June 30, 2017(A)
			2019		2018
Net asset value at beginning of period	$21.29		$25.12		$22.25	$18.74	(B)
Income (loss) from investment operations:
Net investment loss	(0.03)	(C)	(0.07)	(C)	(0.01)	(0.01)
Net realized and unrealized gains (losses) on investments	1.19		(0.91)		3.34	3.52
Total from investment operations	1.16		(0.98)		3.33	3.51
Distributions from:
Realized capital gains	—		(2.85)		(0.46)	—
Net asset value at end of period	$22.45		$21.29		$25.12	$22.25
Total return(D)	5.45%	(E)	(1.78)%		15.00%	18.73%	(E)
Ratios and supplemental data:
Net assets at end of period (000's)	$885		$760		$918	$140
Ratio to average net assets:
Net expenses	1.24%	(F)	1.24%		1.36%	1.41%	(F)
Gross expenses	3.71%	(F)	4.36%		3.75%	42.93%	(F)
Net investment loss	(0.27)%	(F)	(0.31)%		(0.05)%	(0.35)%	(F)
Portfolio turnover rate	39%	(E)	103%		109%	72%	(G)
Touchstone International Growth Opportunities Fund — Class C
Selected Data for a Share Outstanding Throughout Each Period

	Six Months Ended December 31, 2019 (Unaudited)		Year Ended June 30,			Period Ended June 30, 2017(A)
			2019		2018
Net asset value at beginning of period	$20.77		$24.76		$22.10	$18.74	(B)
Income (loss) from investment operations:
Net investment loss	(0.11)	(C)	(0.23)	(C)	(0.11)	(0.19)
Net realized and unrealized gains (losses) on investments	1.16		(0.91)		3.23	3.55
Total from investment operations	1.05		(1.14)		3.12	3.36
Distributions from:
Realized capital gains	—		(2.85)		(0.46)	—
Net asset value at end of period	$21.82		$20.77		$24.76	$22.10
Total return(D)	5.06%	(E)	(2.52)%		14.14%	17.93%	(E)
Ratios and supplemental data:
Net assets at end of period (000's)	$234		$185		$436	$3
Ratio to average net assets:
Net expenses	1.99%	(F)	1.99%		2.10%	2.16%	(F)
Gross expenses	5.97%	(F)	6.35%		5.06%	237.46%	(F)
Net investment loss	(1.02)%	(F)	(1.06)%		(0.79)%	(1.11)%	(F)
Portfolio turnover rate	39%	(E)	103%		109%	72%	(G)

(A)	Represents the period from commencement of operations (August 15, 2016) through June 30, 2017.

(B)	Net asset value at the beginning of period is based on the net asset value of Institutional Class shares on August 15, 2016.

(C)	The net investment income (loss) per share was based on average shares outstanding for the period.

(D)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.

(E)	Not annualized.

(F)	Annualized.

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(G)	Portfolio turnover excludes the purchases and sales of the DSM Global Growth & Income Fund merger on August 15, 2016. If these transactions were included, portfolio turnover would have been higher.

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Touchstone International Growth Opportunities Fund —Class Y
Selected Data for a Share Outstanding Throughout Each Period

	Six Months Ended December 31, 2019 (Unaudited)		Year Ended June 30,			Period Ended June 30, 2017(A)
			2019		2018
Net asset value at beginning of period	$21.39		$25.19		$22.25	$18.74	(B)
Income (loss) from investment operations:
Net investment income (loss)	(—)	(C)(D)	(0.01)	(D)	0.02	(—)	(C)
Net realized and unrealized gains (losses) on investments	1.20		(0.92)		3.38	3.51
Total from investment operations	1.20		(0.93)		3.40	3.51
Distributions from:
Net investment income	—		(0.02)		—	—
Realized capital gains	—		(2.85)		(0.46)	—
Total distributions	—		(2.87)		(0.46)	—
Net asset value at end of period	$22.59		$21.39		$25.19	$22.25
Total return	5.56%	(E)	(1.53)%		15.32%	18.73%	(E)
Ratios and supplemental data:
Net assets at end of period (000's)	$2,190		$2,341		$4,553	$161
Ratio to average net assets:
Net expenses	0.99%	(F)	0.99%		1.03%	1.16%	(F)
Gross expenses	2.22%	(F)	1.89%		1.81%	51.68%	(F)
Net investment income (loss)	(0.02)%	(F)	(0.06)%		0.28%	(0.10)%	(F)
Portfolio turnover rate	39%	(E)	103%		109%	72%	(G)

Touchstone International Growth Opportunities Fund — Institutional Class
Selected Data for a Share Outstanding Throughout Each Period

	Six Months Ended December 31, 2019 (Unaudited)		Year Ended June 30,
			2019		2018	2017		2016		2015
Net asset value at beginning of period	$21.46		$25.27		$22.30	$17.60		$19.75		$20.26
Income (loss) from investment operations:
Net investment income (loss)	0.01	(D)	0.01	(D)	0.07	(0.02)		(0.04)	(D)	(0.02)	(D)
Net realized and unrealized gains (losses) on investments	1.21		(0.93)		3.36	5.15		(0.73)		1.56
Total from investment operations	1.22		(0.92)		3.43	5.13		(0.77)		1.54
Distributions from:
Net investment income	(—)	(C)	(0.04)		—	—		—		(0.06)
Realized capital gains	—		(2.85)		(0.46)	(0.43)		(1.38)		(1.99)
Total distributions	—		(2.89)		(0.46)	(0.43)		(1.38)		(2.05)
Net asset value at end of period	$22.68		$21.46		$25.27	$22.30		$17.60		$19.75
Total return	5.69%	(E)	(1.46)%		15.42%	29.63%		(4.06)%		8.52%
Ratios and supplemental data:
Net assets at end of period (000's)	$32,095		$31,435		$28,159	$23,956		$6,418		$6,040
Ratio to average net assets:
Net expenses	0.89%	(F)	0.89%		1.02%	1.06%		1.15%	(H)	1.20%
Gross expenses	1.33%	(F)	1.30%		1.31%	1.82%		4.12%		4.54%
Net investment income (loss)	0.08%	(F)	0.04%		0.28%	(0.14)%		(0.23)%		(0.10)%
Portfolio turnover rate	39%	(E)	103%		109%	72%	(G)	57%		91%

(A)	Represents the period from commencement of operations (August 15, 2016) through June 30, 2017.

(B)	Net asset value at the beginning of period is based on the net asset value of Institutional Class shares on August 15, 2016.

(C)	Less than $0.005 per share.

(D)	The net investment income (loss) per share was based on average shares outstanding for the period.

(E)	Not annualized.

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(F)	Annualized.

(G)	Portfolio turnover excludes the purchases and sales of the DSM Global Growth & Income Fund merger on August 15, 2016. If these transactions were included, portfolio turnover would have been higher.

(H)	Expense cap was lowered to 1.10% from 1.20% on January 1, 2016.

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Touchstone International Small Cap Fund — Class A
Selected Data for a Share Outstanding Throughout Each Period

	Six Months Ended December 31, 2019 (Unaudited)		Year Ended June 30,
			2019	2018	2017	2016	2015
Net asset value at beginning of period	$15.11		$17.89	$16.78	$14.98	$16.52	$15.48
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(A)	0.85	0.18	0.10	0.09	0.11
Net realized and unrealized gains (losses) on investments	0.62		(2.35)	1.32	1.84	(1.53)	1.00
Total from investment operations	0.60		(1.50)	1.50	1.94	(1.44)	1.11
Distributions from:
Net investment income	(0.35)		(0.18)	(0.39)	(0.14)	(0.10)	(0.07)
Realized capital gains	—		(1.10)	—	—	—	—
Total distributions	(0.35)		(1.28)	—	—	—	—
Net asset value at end of period	$15.36		$15.11	$17.89	$16.78	$14.98	$16.52
Total return(B)	3.93%	(C)	(7.42)%	8.85%	13.13%	(8.77)%	7.29%
Ratios and supplemental data:
Net assets at end of period (000's)	$2,024		$2,688	$11,727	$16,529	$23,095	$24,635
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(D)	1.56%	(E)	1.55%	1.55%	1.55%	1.55%	1.55%
Gross expenses (including liquidity provider expenses)(F)	2.70%	(E)	2.00%	1.74%	1.71%	1.66%	1.84%
Net investment income (loss)	(0.25)%	(E)	0.70%	0.51%	0.56%	0.59%	0.90%
Portfolio turnover rate	50%	(C)	91%	94%	89%	90%	84%
Touchstone International Small Cap Fund — Class C
Selected Data for a Share Outstanding Throughout Each Period

	Six Months Ended December 31, 2019 (Unaudited)		Year Ended June 30,
			2019	2018	2017	2016	2015
Net asset value at beginning of period	$14.74		$17.58	$16.47	$14.67	$16.28	$15.33
Income (loss) from investment operations:
Net investment income (loss)	(0.07)	(A)	(0.10)	(0.11)	(0.12)	(0.04)	0.06
Net realized and unrealized gains (losses) on investments	0.60		(1.49)	1.44	1.92	(1.49)	0.92
Total from investment operations	0.53		(1.59)	1.33	1.80	(1.53)	0.98
Distributions from:
Net investment income	(0.28)		(0.15)	(0.22)	—	(0.08)	(0.03)
Realized capital gains	—		(1.10)	—	—	—	—
Total distributions	(0.28)		(1.25)	—	—	—	—
Net asset value at end of period	$14.99		$14.74	$17.58	$16.47	$14.67	$16.28
Total return(B)	3.62%	(C)	(8.11)%	8.04%	12.27%	(9.43)%	6.44%
Ratios and supplemental data:
Net assets at end of period (000's)	$1,200		$1,559	$2,498	$2,818	$4,294	$4,120
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(D)	2.31%	(E)	2.30%	2.30%	2.30%	2.30%	2.30%
Gross expenses (including liquidity provider expenses)(F)	3.48%	(E)	3.10%	2.81%	2.73%	2.62%	2.92%
Net investment income (loss)	(1.00)%	(E)	(0.05)%	(0.25)%	(0.19)%	(0.16)%	0.15%
Portfolio turnover rate	50%	(C)	91%	94%	89%	90%	84%

(A)	The net investment loss per share was based on average shares outstanding for the period.

(B)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.

(C)	Not annualized.

(D)	The ratio of net expenses to average net assets excluding liquidity provider expenses for Class A was 1.55% and for Class C was 2.30% for the six months ended December 31, 2019.

(E)	Annualized.

(F)	The ratio of gross expenses to average net assets excluding liquidity provider expenses for Class A was 2.69% and for Class C was 3.47% for the six months ended December 31, 2019.

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Touchstone International Small Cap Fund — Class Y
Selected Data for a Share Outstanding Throughout Each Period

	Six Months Ended December 31, 2019 (Unaudited)		Year Ended June 30,
			2019	2018		2017	2016	2015
Net asset value at beginning of period	$15.45		$18.28	$17.21		$15.39	$16.94	$15.86
Income (loss) from investment operations:
Net investment income	—	(A)(B)	0.14	0.13		0.17	0.13	0.14
Net realized and unrealized gains (losses) on investments	0.64		(1.64)	1.46		1.85	(1.57)	1.04
Total from investment operations	0.64		(1.50)	1.59		2.02	(1.44)	1.18
Distributions from:
Net investment income	(0.37)		(0.23)	(0.52)		(0.20)	(0.11)	(0.10)
Realized capital gains	—		(1.10)	—		—	—	—
Total distributions	(0.37)		(1.33)	—		—	—	—
Net asset value at end of period	$15.72		$15.45	$18.28		$17.21	$15.39	$16.94
Total return	4.12%	(C)	(7.17)%	9.17%		13.39%	(8.56)%	7.54%
Ratios and supplemental data:
Net assets at end of period (000's)	$93,938		$97,799	$144,173		$146,744	$166,801	$172,477
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(D)	1.31%	(E)	1.30%	1.30%	(F)	1.30%	1.30%	1.30%
Gross expenses (including liquidity provider expenses)(G)	1.42%	(E)	1.33%	1.30%		1.32%	1.32%	1.38%
Net investment income	0.00%	(A)(E)	0.95%	0.75%		0.81%	0.84%	1.15%
Portfolio turnover rate	50%	(C)	91%	94%		89%	90%	84%
 Touchstone International Small Cap Fund — Institutional Class
Selected Data for a Share Outstanding Throughout Each Period

	Six Months Ended December 31, 2019 (Unaudited)		Year Ended June 30,
			2019	2018	2017	2016	2015
Net asset value at beginning of period	$15.54		$18.37	$17.31	$15.48	$17.02	$15.94
Income (loss) from investment operations:
Net investment income	0.01	(B)	0.04	0.12	0.16	0.12	0.18
Net realized and unrealized gains (losses) on investments	0.64		(1.53)	1.50	1.90	(1.55)	1.02
Total from investment operations	0.65		(1.49)	1.62	2.06	(1.43)	1.20
Distributions from:
Net investment income	(0.38)		(0.24)	(0.56)	(0.23)	(0.11)	(0.12)
Realized capital gains	—		(1.10)	—	—	—	—
Total distributions	(0.38)		(1.34)	—	—	—	—
Net asset value at end of period	$15.81		$15.54	$18.37	$17.31	$15.48	$17.02
Total return	4.16%	(C)	(7.11)%	9.25%	13.56%	(8.43)%	7.65%
Ratios and supplemental data:
Net assets at end of period (000's)	$54,140		$99,402	$157,502	$148,937	$197,693	$47,319
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(D)	1.19%	(E)	1.18%	1.18%	1.18%	1.18%	1.18%
Gross expenses (including liquidity provider expenses)(G)	1.35%	(E)	1.26%	1.22%	1.23%	1.23%	1.30%
Net investment income	0.12%	(E)	1.07%	0.87%	0.93%	0.96%	1.27%
Portfolio turnover rate	50%	(C)	91%	94%	89%	90%	84%

(A)	Less than $0.005 per share or 0.005%.

(B)	The net investment loss per share was based on average shares outstanding for the period.

(C)	Not annualized.

(D)	The ratio of net expenses to average net assets excluding liquidity provider expenses for Class Y was 1.30% and for Institutional Class was 1.18% for the six months ended December 31, 2019.

(E)	Annualized.

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(F)	Net expenses include amounts recouped by the Advisor.

(G)	The ratio of gross expenses to average net assets excluding liquidity provider expenses was for Class Y was 1.41% and for Institutional Class was 1.34% for the six months ended December 31, 2019.

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OTHER INFORMATION REGARDING CHANGE IN SUB-ADVISOR OF THE ACQUIRING FUND

As indicated above, Russell was appointed to serve as interim sub-advisor to the Acquiring Fund during the period from May 22, 2020 through the date of Reorganization on or about September 11, 2020. DSM was appointed to serve as sub-advisor to the Acquiring Fund effective on September 12, 2020. Generally, the 1940 Act requires an investment advisory agreement to be approved by the Board, including the Independent Trustees, and shareholders in order for it to become effective. However, the SEC has granted an exemptive order that permits the Trust or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. The following information is intended to provide shareholders with information about DSM and the new sub-advisory agreement for the Acquiring Fund between DSM and Touchstone Advisors (the “Sub-Advisory Agreement”).

Background and Additional Information about the Acquiring Fund

Prior to the appointment of Russell as interim sub-advisor and DSM as sub-advisor to the Acquiring Fund, Copper Rock served as sub-advisor to the Acquiring Fund. At a meeting on May 21, 2020 (the “Meeting”), the Board, including the Independent Trustees, approved the appointment of Russell Investments Implementation Services, LLC (“Russell”) to serve as interim sub-advisor to the Acquiring Fund for the period from May 22, 2020 through the date of the Reorganization on or about September 11, 2020, the appointment of DSM to serve as sub-advisor to the Acquiring Fund, effective September 12, 2020, and the Sub-Advisory Agreement.

At the Meeting, Touchstone Advisors recommended and the Board approved the replacement of the Acquiring Fund’s sub-advisor, Copper Rock. The sub-advisory agreement with Copper Rock will be terminated as of May 21, 2020, the interim Sub-Advisory Agreement between Touchstone Advisors and Russell will take effect on May 22, 2020 and terminate on the date of the Reorganization, which is expected to occur on or about September 11, 2020, and the Sub-Advisory Agreement with DSM will take effect on September 12, 2020. The Board considered, among the factors discussed below, recent loss of investment personnel at Copper Rock and Copper Rock’s performance record relative to the applicable benchmarks and peer group over recent periods.
During the interim period, Russell will manage the Acquiring Fund to achieve returns similar to the Acquiring Fund's current benchmark. Following the Reorganization, DSM will manage the Acquiring Fund in accordance with DSM’s international growth strategy that is already employed in the Target Fund. In connection with the appointment of Russell and DSM, a supplement to the Acquiring Fund’s prospectus was filed May 22, 2020 to modify the Acquiring Fund’s investment goal and principal investment strategies to reflect DSM’s international growth strategy, which will take effect following the appointment of DSM as sub-advisor to the Acquiring Fund. As of such date, the Acquiring Fund will implement an international growth strategy that is identical to the principal investment strategy of the Target Fund. The following risk disclosure will be removed from the Acquiring Fund’s prospectus: Small-Cap Risk. The following risk disclosure will be added to the Acquiring Fund’s prospectus: Growth Investing Risk, Convertible Securities Risk, and Sector Focus Risk.
In addition, following the appointment of DSM as sub-advisor to the Acquiring Fund, the Acquiring Fund’s investment goal will be changed to the following:

•	Investment Goal: The Fund seeks to achieve long-term capital appreciation.
In addition, the Fund will no longer have an 80% investment policy.
The Acquiring Fund’s name will change to “Touchstone International Growth Fund” as a result of the appointment of DSM. Please refer to the Acquiring Fund’s prospectus dated October 30, 2019, as supplemented, for additional information.
The following individual at DSM will be primarily responsible for the management of the Acquiring Fund’s portfolio:
Daniel Strickberger, Chief Investment Officer, co-founded DSM in February 2001 and has served as a Managing Partner ever since. Mr. Strickberger serves as portfolio manager for the Target Fund and served as portfolio manager for the DSM Global Growth Fund ( the “Predecessor Fund”) since its inception in 2012. Prior to co-founding DSM, Mr. Strickberger was a partner at W.P. Stewart & Company and Lazard Freres & Co.
For more information about the Acquiring Fund’s principal investment strategies, principal risks, and portfolio manager, please see the Acquiring Fund’s prospectus dated October 30, 2019, as supplemented. A copy of the prospectus may be obtained

34

without charge by writing to the Trust at Touchstone Strategic Trust, P.O. Box 9878, Providence, Rhode Island 02940, by calling 1.800.543.0407, or online at TouchstoneInvestments.com/Resources.
As a result of the change in the Acquiring Fund’s sub-advisor, it is expected that the Acquiring Fund’s portfolio will be repositioned by DSM, resulting in increased portfolio turnover. For more information, please see the sections of the Prospectus/Information Statement titled “Summary—Reorganization—Will there be any repositioning costs?” and “Information About the Reorganization—Material Federal Income Tax Consequences.”
Description of the Sub-Advisory Agreement

A copy of the Sub-Advisory Agreement is attached to this Prospectus/Information Statement as Exhibit D. The contractual terms and conditions of the Sub-Advisory Agreement are similar to those of the sub-advisory agreement between Copper Rock and Touchstone Advisors (the “Copper Rock Sub-Advisory Agreement”), except the sub-advisory fee schedule. A description of several important provisions of the Sub-Advisory Agreement is set forth below.

General. DSM will manage the investment and reinvestment of the portion of the assets of the Acquiring Fund allocated to it by Touchstone Advisors (the “Fund Assets”), subject to and in accordance with the investment goal, policies, and restrictions of the Acquiring Fund and in conformity with the Acquiring Fund’s registration statement in effect when DSM takes over as sub-advisor to the Acquiring Fund. DSM will make all determinations with respect to the investment of the Fund Assets and the purchase and sale of portfolio securities. DSM also will determine the manner in which voting rights, rights to consent to corporate actions, and any other rights pertaining to the Fund Assets will be exercised. DSM will provide regular reports to the Board. DSM will place orders for portfolio transactions on behalf of the Acquiring Fund in accordance with the Trust’s policies and shall be responsible for obtaining the most favorable price and execution available for the Acquiring Fund.
Compensation. The sub-advisory fee rate payable to DSM is based on a variety of factors, including the value of the services to be provided, the competitive environment in which the Acquiring Fund will be marketed, the investment characteristics of the Acquiring Fund relative to other similar funds and the fees charged to comparable products within the industry. The advisory fee rate paid by the Acquiring Fund to Touchstone Advisors is proposed to be lowered from 0.95% on the first $300 million; 0.90% on the next $200 million; 0.85% on the next $250 million; 0.80% on the next $250 million; 0.75% on the next $500 million; 0.70% on the next $500 million; and 0.65% on assets over $2 billion to 0.80% on the first $1 billion of average daily net assets; 0.75% on the next $500 million; 0.70% on the next $500 million; and 0.65% on assets over $2 billion, effective September 12, 2020, as a result of the approval of DSM as the sub-advisor to the Acquiring Fund.
Liability. DSM has agreed to indemnify and hold harmless the Trust, Touchstone Advisors and all of their affiliated persons, (the “Sub-Advisor Indemnitees”) against any and all direct losses, claims, damages, or liabilities (including reasonable legal and other expenses) incurred by reason of or arising out of: (a) DSM being in material violation of any applicable federal or state law, rule, or regulation or any investment policy or restriction set forth in the Acquiring Fund's disclosure documents or any written guidelines or instruction provided in writing by the Board; or (b) DSM’s willful misfeasance, bad faith, gross negligence, or its reckless disregard of its obligations and duties under the Sub-Advisory Agreement; provided, however, that DSM shall not indemnify the Sub-Advisor Indemnitees to the extent that any losses are a result of the willful misfeasance, bad faith, gross negligence of such indemnified party.
Limit on Trust Liability. DSM agrees that (i) the Trust’s obligations to DSM under the Sub-Advisory Agreement (or indirectly under the investment advisory agreement) shall be limited in any event to the Fund Assets and (ii) DSM shall not seek satisfaction of any such obligation from the shareholders of the Acquiring Fund, other than Touchstone Advisors, nor from any Trustee, officer, employee, or agent of the Trust.
Term. The terms of the Sub-Advisory Agreement provide for it to remain in effect for an initial term ending on the two-year anniversary of the Sub-Advisory Agreement, which is expected to be on or about September 11, 2022. Unless earlier terminated, the Sub-Advisory Agreement will continue for successive annual terms, provided that each continuance is approved annually by the majority of the Board or by the vote of a majority of the outstanding voting securities of the Acquiring Fund, and, in either case, by a majority of the Independent Trustees.
Amendment. The Sub-Advisory Agreement may be amended at any time by the parties to it, subject to approval by the Board and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Acquiring Fund affected by such change.
Termination. The Sub-Advisory Agreement may be terminated at any time, without payment of any penalty, (i) by Touchstone Advisors upon not more than 60 days’ nor less than 30 days’ written notice to DSM; (ii) by DSM upon not less than 60 days’

35

prior written notice, postage prepaid, to Touchstone Advisors; or (iii) by the Trust upon either (y) the majority vote of the Board or (z) the affirmative vote of a majority of the outstanding voting securities of the Acquiring Fund. The Sub-Advisory Agreement will terminate automatically in the event of its “assignment” as such term is defined under the 1940 Act.
Information About the Sub-Advisor

DSM will serve as sub-advisor to the Acquiring Fund effective September 12, 2020. As sub-advisor, DSM will make investment decisions for the Acquiring Fund and will also seek to ensure compliance with the Acquiring Fund’s investment policies and guidelines.  DSM was founded in 2001 and serves as investment advisor to endowments and foundations, pensions plans, family offices, high net worth individual investors, and corporations. DSM is owned by its co-founders Stephen Memishian and Daniel Strickberger.  As of June 30, 2020, DSM had approximately $8.7 billion in assets under management.

The name and principal occupation of the principal executive officers of DSM are listed below. The address of each officer is 7111 Fairway Drive, Suite 350, Palm Beach Gardens, Florida 33418.

Name	Principal Occupation
Daniel Strickberger	Co-Founder, Chief Investment Officer
Stephen Memishian	Co-Founder, Chief Operating Officer
Russell Scott Katz	Chief Compliance Officer

Other than the Target Fund, DSM does not serve as advisor or sub-advisor to other registered investment companies that have a similar investment objective to that of the Acquiring Fund.

36

EXHIBIT A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of [•], 2020, among Touchstone International Small Cap Fund (to be known as Touchstone International Growth Fund) (the “Acquiring Fund”), a series of Touchstone Strategic Trust (the “Trust”), a Massachusetts business trust; Touchstone International Growth Opportunities Fund (the “Target Fund,” and collectively with the Acquiring Fund, the “Funds” and each a “Fund”), a series of the Trust; and Touchstone Advisors, Inc. (for purposes of paragraph 9.1 only of this Agreement). The Trust has its principal place of business at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.
WHEREAS, the reorganization will consist of (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest, no par value per share, of the corresponding class of shares of the Acquiring Fund as set forth on Exhibit A (the “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution by class of the Acquiring Fund Shares to the shareholders of the Target Fund in complete liquidation and termination of the Target Fund, all upon the terms and conditions in this Agreement (the “Reorganization”);
WHEREAS, the parties intend that this Agreement be a plan of reorganization and that the Reorganization shall qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder;
WHEREAS, the Target Fund and the Acquiring Fund are each a separate investment series of an open‑end registered management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Target Fund owns securities that generally are assets of the type and character in which the Acquiring Fund is permitted to invest;
WHEREAS, the Target Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest;
WHEREAS, the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, has determined that the Reorganization will be in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted in value as a result of the Reorganization;
WHEREAS, the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, has determined that the Reorganization will be in the best interests of the Target Fund and its shareholders and that the interests of the shareholders of the Target Fund will not be diluted in value as a result of the Reorganization;
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements in this Agreement, the parties hereto covenant and agree as follows:
ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR
ACQUIRING FUND SHARES AND ASSUMPTION OF TARGET FUND
LIABILITIES AND LIQUIDATION OF THE TARGET FUND
1.1    THE EXCHANGE. Subject to the terms and conditions of this Agreement and on the basis of the representations and warranties contained herein, the Trust, on behalf of the Target Fund, agrees to transfer all of the Target Fund’s assets to the Acquiring Fund as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever. The Trust, on behalf of the Acquiring Fund, agrees in exchange for the Target Fund’s assets (i) to deliver to the Target Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume all of the liabilities of the Target Fund, as set forth in paragraph 1.3. Such transactions shall take place at the Closing provided for in paragraph 3.1.
1.2    ASSETS TO BE ACQUIRED. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Target Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, and claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest receivables) and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing (as defined below).
The Trust, on behalf of the Target Fund, has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Target Fund’s assets as of the date thereof. The Trust, on behalf of the Target Fund, represents that as of the date of the execution of this Agreement there have been no changes in the financial position of the Target Fund as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of portfolio securities, purchases and redemptions of Target Fund shares, the payment of its normal operating expenses and the distribution to its shareholders of its net income and net capital gain. The Trust, with respect to the Target Fund, reserves the right to buy and sell any securities or other assets in accordance with its investment objective and policies.
1.3    LIABILITIES TO BE ASSUMED. The Trust will endeavor to discharge all of the Target Fund’s known liabilities and obligations prior to the Valuation Time (as defined below). The Acquiring Fund shall assume all of the Target Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence as of the Closing.
1.4    LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing as is practicable, (a) the Target Fund will completely liquidate and distribute pro rata to the Target Fund’s shareholders of record of each class, determined as of the time of such distribution (the “Target Fund Shareholders”), the Acquiring Fund Shares of the corresponding class (as set forth on Exhibit A) received by the Target Fund pursuant to paragraph 1.1; and (b) the Target Fund will proceed to terminate in accordance with applicable laws of the State of Massachusetts as set forth in paragraph 1.7 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares, by class, due such shareholders. All issued and outstanding shares of the Target Fund will simultaneously be canceled on the books of the Target Fund and will be null and void. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange; Acquiring Fund Shares distributed to Target Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated shares.
1.5    TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of the Closing shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.
1.6    REPORTING RESPONSIBILITY. Any reporting responsibility of the Target Fund is and shall remain the responsibility of the Target Fund up to and including the Closing Date and such later date on which the Target Fund is terminated.
1.7    TERMINATION. The Trust shall take all necessary and appropriate steps under applicable law to terminate the Target Fund promptly following the Closing and the making of all distributions pursuant to paragraph 1.4.
1.8    WAIVER OF INVESTMENT MINIMUMS AND SALES LOADS. In connection with the Reorganization, any minimum investment amounts or sales loads applicable to initial investments in the Acquiring Fund will be waived with respect to the Target Fund Shareholders’ initial receipt of Acquiring Fund Shares in the Reorganization.

ARTICLE II
VALUATION
2.1    VALUATION OF ASSETS. The value of the Target Fund’s assets to be acquired by the Acquiring Fund and the amount of the Target Fund’s liabilities to be assumed by the Acquiring Fund shall be computed as of the close of business on the New York Stock Exchange on the Closing Date (the “Valuation Time”), using the valuation procedures of the Funds approved by the Board of Trustees of the Trust (“Valuation Procedures”) or such other valuation procedures as shall be mutually agreed upon by the parties.
2.2    VALUATION OF SHARES. The net asset value per share of each class of the Acquiring Fund Shares shall be the net asset value per share of such class of such Fund computed as of the Valuation Time, using the valuation procedures set forth in the Valuation Procedures or such other valuation procedures as shall be mutually agreed upon by the parties.
2.3    SHARES TO BE ISSUED. The number of full and fractional Acquiring Fund Shares to be issued in exchange for the Target Fund’s net assets shall be determined with respect to each class by dividing (a) the net assets attributable to such class of the Target Fund, set forth in with paragraph 2.1, by (b) the net asset value per share of the corresponding class of the Acquiring Fund, determined in accordance with paragraph 2.2. Holders of each class of shares of the Target Fund will receive full and fractional shares of the corresponding class of the Acquiring Fund, as set forth on Exhibit A.
2.4    DETERMINATION OF VALUE. All computations of value shall be made by The Bank of New York Mellon, the Acquiring Fund’s and the Target Fund’s accounting agent, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund and the Target Fund.
ARTICLE III

CLOSING AND CLOSING DATE
3.1    CLOSING DATE. Subject to the satisfaction or waiver of the conditions precedent set forth in Articles VI, VII and VIII, the closing of the Reorganization (the “Closing”) shall take place on or about September 11, 2020 or such other date as the parties may agree to in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 5:00 p.m. Eastern Time on the Closing Date unless otherwise provided (the “Effective Time”). The Closing shall be held as of 5:00 p.m. Eastern Time at the offices of the Trust, or at such other time or place as the parties hereto may agree.
3.2    EFFECT OF SUSPENSION IN TRADING. In the event that on the day on which the Valuation Time occurs (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said exchange or elsewhere shall be disrupted so that an accurate determination of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored, or until such other date as the parties hereto may agree.
3.3    DELIVERY OF ASSETS. Delivery of the Target Fund’s assets will be made as of the Closing to Brown Brothers Harriman & Co., the Acquiring Fund’s custodian (the “Custodian”), for the account of the Acquiring Fund, in accordance with the customary practices of the Custodian, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered will be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund. If the Trust, on behalf of the Target Fund, is unable to make delivery to the Custodian pursuant to this paragraph 3.3 of any assets for the reason that any of such assets have not yet been delivered to the Target Fund by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Trust, on behalf of the Target Fund, will deliver with respect to said assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Trust, on behalf of the Acquiring Fund, or the Custodian, including broker confirmation slips.
3.4    TRANSFER AGENT CERTIFICATES. The Target Fund shall cause its transfer agent to deliver as of the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund Shareholders and the number, class and percentage ownership of outstanding shares owned by each such shareholder as of the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent, to issue and deliver, to the Secretary of the Trust a confirmation evidencing the Acquiring Fund Shares to be credited as of the Closing or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund. At the Closing, each Fund shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other Fund or its counsel may reasonably request.
3.5    CUSTODIAN CERTIFICATES. The Target Fund shall cause the custodian for the Target Fund to deliver to the Acquiring Fund as of the Closing a certificate of an authorized officer stating that: (a) the Target Fund’s portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund. The Acquiring Fund shall cause the Custodian for the Acquiring Fund to deliver to the Target Fund as of the Closing a certificate of an authorized officer acknowledging that the Acquiring Fund has received the Target Fund’s portfolio securities, cash and any other assets on the Closing Date.
ARTICLE IV

REPRESENTATIONS AND WARRANTIES
4.1    REPRESENTATIONS OF THE TARGET FUND. The Trust, on behalf of the Target Fund, represents and warrants to the Acquiring Fund as follows:
(a)    The Target Fund is a separate investment series of the Trust, a statutory trust duly organized, validly existing, and in good standing under the laws of Massachusetts.
(b)    The Target Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open‑end type, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect.
(c)    The current prospectus and statement of additional information of the Target Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Commission and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading.
(d)    The Target Fund is not, and the execution, delivery, and performance of this Agreement will not result, in violation of any provision of the Trust’s Amended and Restated Agreement and Declaration of Trust, as amended (the “Declaration of Trust”), the Trust’s Amended and Restated By‑Laws, or any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.
(e)    The Target Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it on or prior to the Closing, except for liabilities, if any, to be discharged as provided in paragraph 1.3.

(f)    Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Target Fund to carry out the Reorganization. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the Reorganization or the transactions contemplated herein.
(g)    The audited financial statements of the Target Fund dated June 30, 2019 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of such date, and there are no known contingent liabilities of the Target Fund as of such date not disclosed therein.
(h)    Since the date of the financial statements referred to in subparagraph (g) above, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.
(i)    All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown as due on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes as of the date of the financial statements referred to in subparagraph (g) above are properly reflected on such financial statements. To the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment or deficiency for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.
(j)    For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund has been or will be treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, has met or will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been and will be eligible to compute and has computed and will compute its federal income tax under Section 852 of the Code, and will have distributed on or prior to the Closing Date all its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code, and its net capital gain (after reduction for any available capital loss carryover as of the Closing Date and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code) (as such terms are defined in the Code), in each case that has accrued or will accrue on or prior to the Closing Date.
(k)    The Target Fund is not under the jurisdiction of a court in a “Title 11 or similar case” within the meaning of Section 368(a)(3)(A) of the Code.
(l)    All issued and outstanding shares of the Target Fund are, and at the Closing will be, duly and validly issued and outstanding, fully paid and non‑assessable by the Target Fund. All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Target Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Fund shares, nor is there outstanding any security convertible into any Target Fund shares.
(m)    At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.
(n)    The execution, delivery, and performance of this Agreement have been duly authorized by the Trust’s Board of Trustees on behalf of the Target Fund, and upon execution shall constitute all necessary action on the part of the Trust’s Board of Trustees and shall constitute a valid and legally binding obligation of the Trust on behalf of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.
(o)    The information furnished by the Target Fund for use in no‑action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the Reorganization is accurate and complete in all material respects and complies in all material respects with applicable federal securities and other laws and regulations.
(p)    The Target Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of the Prospectus/Information Statement, all of which was included in a Registration Statement on Form N‑14 of the Acquiring Fund (the “Registration Statement”), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act in connection with the Reorganization. The Prospectus/Information Statement included in the Registration Statement (only insofar as it relates to the Target Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
4.2    REPRESENTATIONS OF THE ACQUIRING FUND. The Trust, on behalf of the Acquiring Fund, represents and warrants to the Target Fund as follows:
(a)    The Acquiring Fund is a separate investment series of the Trust, a statutory trust duly organized, validly existing, and in good standing under the laws of Massachusetts.
(b)    The Acquiring Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open‑end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.
(c)    The current prospectus and statement of additional information, as of the date of the Prospectus/Information Statement, of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading.
(d)    The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Declaration of Trust, the Trust’s Amended and Restated By‑Laws, or any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.
(e)    Except as otherwise disclosed in writing to the Target Fund and accepted by the Target Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the Reorganization. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the Reorganization or the transactions contemplated herein.

(f)    The audited financial statements of the Acquiring Fund dated June 30, 2019 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.
(g)    Since the date of the financial statements referred to in subparagraph (f) above, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Target Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.
(h)    All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown as due on any such return or report) have been paid, or provision shall have been made for the payment thereof, and any such unpaid taxes as of the date of the financial statements referred to in subparagraph (f) above are properly reflected on such financial statements. To the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment or deficiency for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.
(i)    For each taxable year of its operation, the Acquiring Fund has been treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, and has been eligible to compute and has computed its federal income tax under Section 852 of the Code. In addition, the Acquiring Fund will satisfy each of the foregoing with respect to its taxable year that includes the Closing Date.
(j)    All issued and outstanding Acquiring Fund shares are, and at the Closing will be, duly and validly issued and outstanding, fully paid and non‑assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares.
(k)    The execution, delivery, and performance of this Agreement have been duly authorized by the Trust’s Board of Trustees on behalf of the Acquiring Fund, and upon execution shall constitute all necessary action on the part of the Trust’s Board of Trustees and shall constitute a valid and legally binding obligation of the Trust on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.
(l)    The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non‑assessable by the Acquiring Fund.
(m)    The information furnished by the Acquiring Fund for use in no‑action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the Reorganization is accurate and complete in all material respects and complies in all material respects with applicable federal securities and other laws and regulations.
(n)    The Prospectus/Information Statement included in the Registration Statement (only as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)    The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.
(p)    The Acquiring Fund is not under the jurisdiction of a court in a “Title 11 or similar case” within the meaning of Section 368(a)(3)(A) of the Code.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE TARGET FUND
5.1    OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Target Fund each will operate its business in the ordinary course between the date of this Agreement and the Closing, it being understood that such ordinary course of business will include purchases and redemptions of shares, customary dividends and distributions, and any other distributions necessary or desirable to avoid federal income or excise taxes.
5.2    INVESTMENT REPRESENTATION. The Target Fund covenants that the Acquiring Fund Shares to be issued are not being acquired for the purpose of making any distribution other than in accordance with the terms of this Agreement.
5.3    ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund shares.
5.4    FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the Reorganization, including any actions required to be taken after the Closing.
5.5    TAX STATUS OF REORGANIZATION. It is the intention of the parties hereto that the transaction contemplated by this Agreement with respect to the Target Fund and the Acquiring Fund will qualify as a reorganization within the meaning of Section 368(a) of the Code. Except as otherwise expressly provided in this Agreement, none of the Trust, the Target Fund, or the Acquiring Fund shall take any action or cause any action to be taken (including without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable K&L Gates LLP to render the tax opinion contemplated in this Agreement.

ARTICLE VI
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND
The obligations of the Target Fund to consummate the Reorganization shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it at or before the Closing, and, in addition, the following further condition:
6.1    All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing with the same force and effect as if made at and as of the Closing. The Acquiring Fund shall have delivered to the Target Fund at the Closing a certificate executed in its name by the Trust’s President or Vice President, in form and substance reasonably satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters as the Target Fund shall reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND
The obligations of the Acquiring Fund to complete the Reorganization shall be subject, at its election, to the performance by the Target Fund of all the obligations to be performed by it at or before the Closing and, in addition, the following conditions:
7.1    All representations and warranties of the Target Fund contained in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing with the same force and effect as if made at and as of the Closing. The Target Fund shall have delivered to the Acquiring Fund at the Closing a certificate executed in its name by the Trust’s President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.
7.2    The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Treasurer or Assistant Treasurer of the Trust.
ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
FUND AND THE TARGET FUND
If any of the conditions set forth below have not been satisfied at or before the Closing with respect to the Target Fund or the Acquiring Fund, the other Fund shall, at its option, not be required to consummate the Reorganization:
8.1    On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit, or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the Reorganization.
8.2    All required consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no‑action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the Reorganization shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party may for itself waive any of such conditions.
8.3    The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act.
8.4    Prior to the Valuation Time, the Trust, with respect to the Target Fund, shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Target Fund’s shareholders at least all of the Target Fund’s investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), the excess of the Target Fund’s interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code for all taxable years or periods ending on or before the Closing Date, and all of the Target Fund’s net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or before the Closing Date

(after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code).
8.5    Each of the Acquiring Fund and the Target Fund shall have received an opinion of K&L Gates LLP substantially to the effect that, for federal income tax purposes:
(a)    The transfer by the Target Fund of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, immediately followed by the pro rata, by class, distribution of all the Acquiring Fund Shares so received by the Target Fund to the Target Fund’s shareholders of record in complete liquidation of the Target Fund and the termination of the Target Fund as soon as practicable thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be “a party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.
(b)    No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.
(c)    No gain or loss will be recognized by the Target Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares so received to the Target Fund’s shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.
(d)    No gain or loss will be recognized by the Target Fund’s shareholders upon the exchange, pursuant to this Agreement, of all their shares of the Target Fund solely for Acquiring Fund Shares.
(e)    The aggregate basis of the Acquiring Fund Shares received by each Target Fund shareholder pursuant to this Agreement will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.
(f)    The holding period of the Acquiring Fund Shares received by each Target Fund shareholder in the Reorganization will include that the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such Target Fund shares were held as capital assets at the effective time of the Reorganization.
(g)    The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the Effective Time of the Reorganization.
(h)    The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.
No opinion will be expressed as to (1) the effect of the Reorganization on the Acquiring Fund, the Target Fund, or any Target Fund shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized for federal income tax purposes (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.
Such opinion shall be based on customary assumptions, limitations, and such representations as K&L Gates LLP may reasonably request. The Target Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this paragraph 8.5.

ARTICLE IX

EXPENSES
9.1    Except as otherwise provided, all expenses of the Reorganization incurred by the Target Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by Touchstone Advisors, Inc. (the investment advisor to the Funds) or an affiliate thereof whether or not the Reorganization is completed. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in each state in which the Target Fund shareholders are residents as of the date of the mailing of the Prospectus/Information Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) shareholder solicitation costs.
9.2    Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a regulated investment company within the meaning of Section 851 of the Code.
ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES
10.1    The Acquiring Fund and the Target Fund agree that neither party has made any representation, warranty, or covenant not set forth in this Agreement and that this Agreement constitutes the entire agreement between the Funds.
10.2    The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the Reorganization, except for such covenants which, by their terms, are required to be performed following the Closing.

ARTICLE XI

TERMINATION

11.1    This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Target Fund. In addition, the Trust, on behalf of the Acquiring Fund or the Target Fund may at its option terminate this Agreement at or prior to the Closing because:
(a)    of a breach by any party of any representation, warranty, or agreement contained in this Agreement to be performed at or prior to the Closing, if not cured within thirty (30) days; or
(b)    a condition in this Agreement expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.
11.2    In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Target Fund, the Trust, or its Trustees or officers to any other party.

ARTICLE XII

AMENDMENTS

12.1    This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY
13.1    The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
13.2    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.
13.3    This Agreement shall be governed by and construed in accordance with the laws of the State of Massachusetts, without giving effect to the conflicts of laws provisions of that state; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.
13.4    This Agreement shall bind and inure to the benefit of the Funds and their respective successors and assigns, but no assignment, transfer, or any rights or obligations of this Agreement shall be made by any Fund without the written consent of the other Fund. Nothing in this Agreement, expressed or implied, is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.
13.5    With respect to the Trust, the names used in this Agreement refer respectively to the Trust and the Funds and, as the case may be, the Trustees, as trustees but not individually or personally, acting under the Declaration of Trust, which is filed with the Secretary of the State of Massachusetts and also on file at the principal office of the Trust. The obligations of the Trust entered into in the name or on behalf of any of the Trustees, representatives, or agents of the Trust, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, or representatives of the Trust personally, but bind only the property of the applicable Fund, and all persons dealing with the Target Fund or the Acquiring Fund must look solely to property belonging to the Target Fund or the Acquiring Fund, as the case may be, for the enforcement of any claims against the Target Fund or the Acquiring Fund, respectively.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, all as of the date first written above.
TOUCHSTONE STRATEGIC TRUST,
on behalf of Touchstone International Small Cap Fund (to be known as Touchstone International Growth Fund)

By:
Name:
Title:
TOUCHSTONE STRATEGIC TRUST,
on behalf of Touchstone International Growth Opportunities Fund

By:
Name:
Title:

For purposes of paragraph 9.1 only:
TOUCHSTONE ADVISORS, INC.

By:
Name:
Title:

By:
Name:
Title:

EXHIBIT A

TARGET FUND SHARE CLASSES	CORRESPONDING ACQUIRING FUND SHARE CLASSES
Class A	Class A
Class C	Class C
Class Y	Class Y
Institutional Class	Institutional Class

EXHIBIT B: FUNDAMENTAL INVESTMENT LIMITATIONS

A fundamental investment limitation may not be changed with respect to a Fund without the affirmative vote of a majority of the outstanding shares of that Fund. The vote of a majority of the outstanding shares of a Fund means the vote of the lesser of (1) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. Each Fund has the same fundamental investment limitations, which are set forth below. The fundamental investment limitations of the Acquiring Fund will remain the same following the Reorganization.

The Acquiring Fund is classified as “diversified” under the 1940 Act, while the Target Fund is classified as a “non-diversified fund.” The Acquiring Fund will continue to be classified as “diversified” following the Reorganization.

Several of these fundamental investment limitations include the defined term “1940 Act Laws, Interpretations and Exemptions.” This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief granted to a Fund.

Borrowing Money	The Funds may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

Underwriting
The Funds may not underwrite the securities of other issuers. This restriction does not prevent a Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether a Fund may be considered to be an underwriter under the Securities Act of 1933, as amended.

Concentration
The Funds will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit a Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations.

Real Estate
The Funds may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent a Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

Commodities
The Funds may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent a Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

Loans
The Funds may not make personal loans or loans of its assets to persons who control or are under common control with the Funds, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent a Fund from, among other things, purchasing debt obligations, entering repurchase agreements, lending portfolio securities or investing in loans, including assignments and participation interests.

Non-Fundamental Investment Limitations
Each Fund also has adopted non-fundamental investment limitations.  Non-fundamental investment limitations may be amended by the Board without a vote of shareholders upon 60 days' notice to shareholders.
For the illiquid securities policy, which contains percentage limits, the Fund must meet these percentage limits at all times, regardless of whether a portfolio transaction is occurring or the changes are caused by market conditions or other circumstances beyond the Fund’s control.

B-1

The Acquiring Fund has adopted a policy to invest, under normal circumstances, at least 80% of its “assets” in certain types of investments as suggested by its name (the “80% policy”). Shareholders will be provided with at least 60-days’ prior notice of any change in the Acquiring Fund’s 80% policy. Following the Reorganization, the Acquiring Fund will no longer have an 80% policy.
The following non-fundamental investment limitation applies to the Acquiring Fund:

1.
In complying with the fundamental investment restriction regarding issuer diversification, the Acquiring Fund will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Acquiring Fund’s total assets would be invested in the securities of that issuer, or (ii) the Acquiring Fund would hold more than 10% of the outstanding voting securities of that issuer.

The following non-fundamental investment limitations apply to each Fund:

1.
In complying with the fundamental investment restriction regarding borrowing and issuing senior securities, a Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

2.
In complying with the fundamental investment restriction with regard to making loans, a Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that a Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in the Prospectus or Statement of Additional Information.

3.	A Fund will not invest in any illiquid investment if, immediately after such acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

A Fund will determine compliance with the fundamental and non-fundamental investment restriction percentages above (with the exception of the restriction relating to borrowing) and other investment restrictions in its SAI immediately after and as a result of its acquisition of such security or other asset. Accordingly, a Fund will not consider changes in values, net assets, or other circumstances when determining whether the investment complies with its investment restrictions.

B-2

EXHIBIT C: CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of June 30, 2020, the total number of shares of each of the Target Fund and the Acquiring Fund was as follows:

Fund	Number of Shares
Touchstone International Small Cap Fund
Class A	100,316.983
Class C	51,525.255
Class Y	5,504,914.209
Institutional Class	305,717.879
Total	5,962,474.326

Touchstone International Growth Opportunities Fund
Class A	34,720.182
Class C	18,606.019
Class Y	38,509.833
Institutional Class	1,294,031.494
Total	1,385,867.528

As of June 30, 2020, the following persons owned of record or beneficially 5% or more of the outstanding classes of the Target Fund and the Acquiring Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to “control” the Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

Fund	Name and Address	Class of Shares	Number of Shares	Percentage of Ownership of Class of Fund before the Reorganization	Percentage of Ownership of Class of Combined Fund after the Reorganization

Touchstone International Small Cap Fund	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	Class A	16,029.883	15.98%	9.76%
(to be known as Touchstone International Growth Fund)	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	Class A	11,560.731	11.52%	7.04%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	Class A	7,382.140	7.36%	6.22%
	MLPF & S THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	Class A	6,439.839	6.42%	3.92%

Fund	Name and Address	Class of Shares	Number of Shares	Percentage of Ownership of Class of Fund before the Reorganization	Percentage of Ownership of Class of Combined Fund after the Reorganization
	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	Class C	8,470.423	16.44%	9.88%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	Class C	7,579.591	14.71%	17.81%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	Class C	6,385.182	12.39%	7.45%
	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	Class C	5,490.876	10.66%	6.41%
	MLPF & S THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	Class C	3,632.702	7.05%	4.24%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PARKWAY ST PETERSBURG FL 33716	Class C	3,241.592	6.29%	3.78%
	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	Class C	2,932.206	5.69%	6.24%
	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Class Y	657,211.286	11.94%	11.79%
	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUND DEPARTMENT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Y	620,056.937	11.26%	11.12%
	TOUCHSTONE DYNAMIC GLOBAL ALLOCATION FUND** 303 BROADWAY ST STE 1100 CINCINNATI OH 45202-4220	Institutional Class	133,087.961	43.53%	17.57%

Fund	Name and Address	Class of Shares	Number of Shares	Percentage of Ownership of Class of Fund before the Reorganization	Percentage of Ownership of Class of Combined Fund after the Reorganization
	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	Institutional Class	57,219.323	18.72%	35.52%
	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Institutional Class	55,088.951	18.02%	2.08%
	VOYA INSTITUTIONAL TRUST COMPANY 1 ORANGE WAY WINDSOR CT 06095-4774	Institutional Class	39,046.179	12.77%	1.48%
Touchstone International Growth Opportunities Fund	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	Class A	6,794.411	19.57%	10.23%
	BERDINA L VANDENBERG TRUST 8500 ROYAL PALM BLVD APT E353 CORAL SPRINGS FL 33065-5791	Class A	6,532.719	18.82%	7.33%
	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	Class A	4,820.217	13.88%	8.13%
	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	Class A	2,325.304	6.7%	3.97%
	UMB BANK, NA C/F 305 ALBANY AVE BARRINGTON NJ 08007	Class A	2,210.524	6.37%	2.48%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class A	1,780.317	5.13%	4.38%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	Class C	4,181.654	22.47%	17.81%
	LIBERTY BANK OF ARKANSAS 505 E. MATTHEWS, STE 103 JONESBORO AR 72401	Class C	3,648.1	19.61%	7.82%
	MATRIX TRUST COMPANY CUST. FBO 717 17TH STREET SUITE 1300 DENVER CO 80202	Class C	3,095.803	16.64%	6.64%

Fund	Name and Address	Class of Shares	Number of Shares	Percentage of Ownership of Class of Fund before the Reorganization	Percentage of Ownership of Class of Combined Fund after the Reorganization
	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	Class C	1,313.485	7.06%	6.24%
	MATRIX TRUST COMPANY CUST. FBO 717 17TH STREET SUITE 1300 DENVER CO 80202	Class C	1,285.618	6.91%	2.76%
	MATRIX TRUST COMPANY CUST. FBO 717 17TH STREET SUITE 1300 DENVER CO 80202	Class C	1,223.805	6.58%	2.62%
	MATRIX TRUST COMPANY CUST. FBO 717 17TH STREET SUITE 1300 DENVER CO 80202	Class C	1,007.336	5.41%	2.16%
	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Class Y	14,170.539	36.8%	11.79%
	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	Class Y	12,938.707	33.6%	0.9%
	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	Class Y	4,170.608	10.83%	0.14%
	WESTERN & SOUTHERN LIFE AND INSURANCE COMPANY* 400 BROADWAY MS 80 CINCINNATI OH 45202	Institutional Class	590,660.395	45.64%	40.37%
	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	Institutional Class	488,040.813	37.71%	35.52%
	TOUCHSTONE DYNAMIC GLOBAL ALLOCATION FUND** 303 BROADWAY ST STE 1100 CINCINNATI OH 45202-4220	Institutional Class	183,395.431	14.17%	17.57%
*The Western and Southern Life Insurance Company is a wholly-owned subsidiary of Western & Southern Financial Group, Inc. and is an affiliate of Touchstone Advisors.
**Structured as a fund-of-funds. Pursuant to the proxy voting policies of Touchstone Advisors, this fund vote its shares in the same proportion as the votes of all other shareholders in an underlying Touchstone Fund.

EXHIBIT D: SUB-ADVISORY AGREEMENT

Touchstone International Growth Fund
A series of
Touchstone Strategic Trust

This Sub-Advisory Agreement (this “Agreement”) is made as of September 12, 2020 between Touchstone Advisors, Inc. (the “Advisor”), and DSM Capital Partners LLC (the “Sub-Advisor”).

WHEREAS, Touchstone Strategic Trust (the “Trust”) is a Massachusetts business trust organized pursuant to an Agreement and Declaration of Trust dated May 19, 1993, as amended, and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Advisor is an investment advisor registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and has been retained by the Trust to provide investment advisory services with respect to certain assets of the Touchstone International Growth Fund (the “Fund”); and

WHEREAS, the Sub-Advisor also is an investment advisor registered under the Advisers Act; and

WHEREAS, the Advisor desires to retain the Sub-Advisor to furnish the Fund with discretionary portfolio management services in connection with the Advisor’s investment advisory activities on behalf of the Fund, and the Sub-Advisor has agreed to furnish such services to the Advisor and the Fund;

NOW THEREFORE, in consideration of the terms and conditions set forth below, it is agreed as follows:

1.    Appointment of the Sub-Advisor. The Advisor hereby appoints the Sub- Advisor to manage the investment and reinvestment of the assets of the Fund (the “Fund Assets”) on a discretionary basis, in conformity with the Fund’s currently effective registration statements, including its prospectuses and statements of additional information, as amended (collectively, the “Disclosure Documents”), and subject to the control and direction of the Advisor and/or the Trust’s Board of Trustees (the “Board”), for the period and on the terms set forth in this Agreement. For the avoidance of doubt, the term “Fund Assets” shall not include assets of the Fund that are invested in third party money market instruments for liquidity purposes. The Sub-Advisor accepts such appointment and agrees during such period to render the services and to perform the duties called for by this Agreement for the compensation provided in Section 3 of this Agreement. The Sub-Advisor shall at all times maintain its registration as an investment advisor under the Advisers Act and shall otherwise comply in all material respects with all applicable laws and regulations, both state and federal. For purposes of this Agreement, the Sub-Advisor shall be deemed an independent contractor and shall, except as expressly provided or authorized by written Agreement with the Advisor, Fund, or Trust, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Advisor, Trust or the Fund.

2.    Duties of the Sub-Advisor. The Sub-Advisor will provide the following services and undertake the following duties:

a.The Sub-Advisor will manage investment and reinvestment of the Fund Assets on a discretionary basis, subject to and in accordance with the investment objectives, policies, and restrictions of the Fund, and in conformity with the Fund's currently effective Disclosure Documents, and, to the extent they do not contradict the Fund's currently effective Disclosure Documents or applicable law, any written directions which the Advisor or the Board may give pursuant to this Agreement and in accordance with Section 2(q) hereof. In furtherance of the foregoing, the Sub-Advisor will make all determinations with respect to the investment of the Fund Assets and the purchase and sale of Fund Assets and shall take such steps as may be necessary or advisable to implement the same. The Sub-Advisor also will determine the manner in which voting rights, rights to consent to corporate action, and any other rights pertaining to the Fund Assets will be exercised.

D-1

b.As reasonably requested, the Sub-Advisor will render regular reports to the Board and to the Advisor (or such other service providers as the Advisor shall engage to assist it in the evaluation of the performance and activities of the Sub Advisor). Such reports shall be made in such form and manner and with respect to such matters regarding the Fund and the Sub-Advisor as the Trust or the Advisor shall reasonably request; provided, however, that in the absence of extraordinary circumstances, the individual primarily responsible for management of Fund Assets for the Sub-Advisor will not be required to attend in-person more than one meeting per year with the Board.

c.The Sub-Advisor may utilize the services of a third-party service provider to research and vote proxies on its behalf and on behalf of the Fund. The Sub-Advisor will vote proxies in accordance with its proxy voting policy and procedures, as amended from time to time. The Advisor agrees that the time and costs associated with voting proxies with respect to certain proposals or issuers may not be in the Trust's best interest. The Advisor represents that it has reviewed Part 2A of SubAdvisor’s Form ADV for a summary of its proxy voting policy and procedures.

d.The Sub-Advisor shall not have custody of any of the Fund Assets and is not authorized to provide the Fund with legal or tax advice or to engage the Fund in any legal proceedings, including responding to class action claims; provided, however, that the Sub-Advisor shall use reasonable commercial efforts to forward any notices it receives relating to class action claims to the Fund's custodian or other duly designated Fund agent. The Sub-Advisor shall assist the custodian or other duly designated Fund agent in such securities class action claims, as reasonably requested in writing (provided that in so doing the Sub-Advisor shall not incur any extraordinary costs), but the Sub-Advisor will not be responsible for filing such claims. The Advisor acknowledges that the Fund's custodian or other duly designated Fund agent will be responsible for evaluating and making all decisions regarding class action claims involving securities presently or formerly held by the Fund. Advisor will indicate to whom Sub-Advisor should submit its fee billing. Due to amendments to the Advisers Act, Sub-Advisor does not submit its fee invoice directly to the Fund's custodian.

e.The Sub-Advisor may, to the extent permitted by applicable law and regulations, aggregate purchase and sale orders of securities placed with respect to the Fund Assets with similar orders being made simultaneously for other accounts managed by the Sub-Advisor or its affiliates, if, in the Sub-Advisor's reasonable judgment, such aggregation shall result in an overall economic benefit to the Fund. In forming this judgment the Sub-Advisor shall consider the selling or purchase price, brokerage commissions, and other expenses as disclosed in Part 2A of Sub-Advisor's Form ADV. In the event that a purchase or sale of the Fund Assets occurs as part of any aggregate sale or purchase order, the objective of the Sub-Advisor shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in a fair and equitable manner.

f.Whenever the Fund and one or more other investment advisory clients of the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Sub-Advisor to be fair and equitable to each. Moreover, it is possible that due to differing investment objectives or for other reasons as disclosed in Part 2A of Sub-Advisor' s Form ADV, the Sub-Advisor may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client, including the Fund.

g.    The Sub-Advisor will not arrange purchases or sales of securities between the Fund and other accounts advised by the Sub-Advisor unless (a) such purchases or sales are in accordance with applicable law and regulation (including Rule 17a-7 under the 1940 Act) and the Fund's policies and procedures, (b) the Sub Advisor determines the purchase or sale is in the best interests of the Fund, and (c) the Board has approved these types of transactions.

h.    The Sub-Advisor shall promptly notify the Advisor if the Sub-Advisor reasonably believes that the value of any security held by the Fund may not reflect fair value. The Sub-Advisor agrees to provide

D-2

any pricing information of which the Sub Advisor is aware to the Advisor and any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Fund's adopted valuation procedures, which may be amended by the Board. Notwithstanding the foregoing, the parties recognize that the Sub-Advisor is not an official pricing source and has no responsibility or liability regarding calculating the Fund's net asset value.

i.    Regulatory Compliance.

(i)The Sub-Advisor will comply in all material respects with federal and state securities laws, including the 1940 Act, the Advisers Act, the Securities Act of 1933 (the "1933 Act"), the Securities Exchange Act of 1934 (the "1934 Act"), each as amended, and the rules and regulations adopted by the Securities and Exchange Commission (the "SEC"), or state securities regulator that are applicable to a registered investment advisor providing services to the Fund including, without limitation, Rule 206(4)-7 under the Advisers Act.

(ii)The Sub-Advisor shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

(iii)The Sub-Advisor will cooperate with the Trust's Chief Compliance Officers in the execution of his or her responsibilities to monitor service providers to the Trust pursuant to Rule 38a-1 under the 1940 Act.

(iv)Subject to the Advisor's supervision, the Sub-Advisor will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 130 , each under the 1934 Act, with respect to securities held for the account of the Fund.

(v)The Sub-Advisor has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act (the "Code of Ethics"). The Sub-Advisor will provide its code of ethics to the Advisor and the Fund. The Sub-Advisor shall ensure that its Access Persons (as defined in the Sub-Advisor's Code of Ethics) comply in all material respects with the Sub-Advisor's Code of Ethics, as in effect. Upon request, the Sub-Advisor shall provide the Fund with (i) a copy of the Sub Advisor's current Code of Ethics, as in effect, and (ii) a certification that it has adopted policies and procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Sub-Advisor's Code of Ethics. No less frequently than annually, the Sub-Advisor shall furnish to the Fund and the Advisor a written report, which complies with the requirements of Rule 17j-1 under the 1940 Act, concerning the Sub-Advisor's Code of Ethics as requested by the Fund's Chief Compliance Officer. The Sub-Advisor shall promptly notify the Advisor of any material violation of the Sub-Advisor' s Code of Ethics by persons associated with the Fund. The Sub-Advisor shall promptly respond to any requests for information from the Advisor as to violations of the Sub-Advisor's Code of Ethics by Access Persons and the sanctions imposed by the Sub-Advisor.

(vi)The Sub-Advisor shall notify the Trust's Chief Compliance Officer and Advisor immediately upon detection of (i) any material failure to manage the Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund's policies, guidelines, or procedures (to the extent such policies, guidelines, or procedures have been provided in writing to the Sub-Advisor). In addition, the Sub Advisor shall provide a quarterly report regarding its compliance with applicable law, and the Fund's investment objectives policies, guidelines, or procedures as applicable to the Sub-Advisor's obligations under this Agreement. The Sub-Advisor acknowledges and agrees that the Advisor may, in its sole discretion, provide such quarterly compliance certifications to the Board. The Sub-Advisor agrees to correct any such failure promptly and to take any action that the Board or the Advisor may reasonably

D-3

request in connection with any such breach. As applicable, the Sub-Advisor shall also provide the officers of the Trust with supporting certifications in connection with certifications of the Fund's financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act of 2002, as amended. The Sub-Advisor will promptly notify the Trust in the event (i) the Sub-Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which the Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) (ii) the controlling stockholder of the Sub-Advisor changes or an actual change in control resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur; provided, however, that with respect to its obligation in clause (ii), the Sub-Advisor shall in no event be required to disclose to the Advisor any non-public information.

(vii)The Sub-Advisor shall maintain separate books and detailed records of all matters pertaining to the Fund Assets advised by the Sub-Advisor as required by Rule 31a-1 under the 1940 Act (other than those records being maintained by the Advisor, custodian, or transfer agent appointed by the Fund), and relating to its responsibilities under this Agreement. The Sub-Advisor shall preserve such records for the periods and in a manner prescribed by Rule 31a-2 under the 1940 Act (the "Fund Books and Records"). The Fund Books and Records shall be available to the Advisor and the Board, which shall be delivered upon reasonable request to the Trust, at the Advisor's expense, upon the termination of this Agreement and shall be available for telecopying without delay during any day that the Fund is open for business. The Sub-Advisor may retain a copy of the Fund's Books and Records for its own recordkeeping purposes.

j.    The Sub-Advisor shall provide support to the Advisor with respect to the marketing of the Fund, including but not limited to: (i) permission to use the Sub Advisor's name as provided in Section 6 of this Agreement; (ii) permission to use the past performance and investment history of the Sub-Advisor with respect to a composite fund and/or account managed by the Sub-Advisor that are comparable, in investment objective and composition, to the Fund, to the extent permitted by applicable law; (iii) access to the individual(s) responsible for day-to-day management of the Fund for marketing conferences, teleconferences, and other activities involving the promotion of the Fund, subject to the reasonable request of the Advisor; and (iv) permission to use biographical and historical data of the Sub-Advisor and individual portfolio manager(s).

k.    The Sub-Advisor will, in the name of the Fund, place orders for the execution of all portfolio transactions in accordance with the policies set forth in the Fund's Disclosure Documents. When placing orders with brokers and dealers, the Sub Advisor's primary objective shall be to obtain best execution, and in placing such orders the Sub-Advisor may consider a number of factors, including, without limitation, the overall direct net economic result to the Fund (including commissions, which may not be the lowest available); the financial strength and stability of the broker or dealer; the efficiency with which the transaction will be effected; the ability to effect the transaction at all where a large block is involved; and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future or as otherwise stated in Part 2A of Sub-Advisor's Form ADV. Consistent with the Conduct Rules of the Financial Industry Regulatory Authority, and subject to seeking most favorable price and execution and compliance with Rule 12b-l(h) under the 1940 Act, the Sub-Advisor may select brokers and dealers to execute portfolio transactions of the Fund that promote or sell shares of the Fund. The Sub-Advisor is specifically authorized, to the extent authorized by law (including, without limitation, Section 28(e) of the 1934 Act), to pay a broker or dealer who provides research services to the Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting such transaction. This excess payment (often referred to as "soft dollar" payments) in recognition of such additional research services rendered by the broker or dealer shall only be made if the Sub-Advisor determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the Sub-Advisor's overall responsibilities with respect to discretionary accounts that it manages, and that the Fund derives or will derive a reasonable benefit from such research services. Sub-Advisor may also pay a higher commission rate to a broker-dealer who does not provide

D-4

its own research and brokerage products and services but pays a third-party who provides research and brokerage products and services to Sub-Advisor. Research and brokerage products and services obtained generally will be used to service all of Sub-Advisor's clients. The Advisor acknowledges that it has read and understands Item 12 of Part 2A of the Sub-Advisor's Form ADV relating to the Sub-Advisor's brokerage practices. The Sub-Advisor will present a written report to the Board, at least quarterly, indicating total brokerage expenses, actual or imputed, as well as the services obtained in consideration for such expenses, broken down by broker-dealer and containing such information as the Board reasonably shall request.

l.    The Sub-Advisor shall maintain errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies related to the Fund. Furthermore, the Sub-Advisor shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

m.    In the event of any reorganization or other material change in the Sub Advisor, the Sub-Advisor shall give the Advisor and the Board written notice of such reorganization or change within a reasonable time (but not later than 30 days) after such reorganization or change.

n.    The Sub-Advisor will bear its expenses of providing services to the Fund pursuant to this Agreement except such expenses as are expressly undertaken by the Advisor or the Fund. For avoidance of doubt, the Fund shall bear all transactional, borrowing, and interest expenses.

o.    The Advisor and Sub-Advisor acknowledge and agree that the Sub- Advisor shall be required to provide only the services expressly described in this Agreement, and shall have no responsibility to provide any other services to the Advisor or the Fund except as required by law. The Advisor shall remain responsible for the Fund's overall compliance with the 1940 Act, the Code, and all other applicable federal and state laws and regulations.

p.    The Advisor agrees to provide the Sub-Advisor with such assistance as may be reasonably requested by the Sub-Advisor in connection with its activities under this Agreement, including, without limitation, information concerning the Fund; its cash available, or to become available, for investment; and generally as to the conditions of the Fund or its affairs.

q.    The Advisor will provide the Sub-Advisor with advance notice of, and the opportunity to comment on, any change in the Fund's investment objectives, investment policy risks, and restrictions as stated in the Disclosure Documents, or in any procedures and policies adopted by the Board or the Advisor that may affect the Sub-Advisor's management of the Fund. The Advisor shall reach agreement with the Sub-Advisor with respect to any proposed changes to the Fund's investment objectives, investment policy risks, and restrictions prior to making any changes or recommending that the Board do so. The Sub-Advisor may propose changes to the Fund's investment objectives, investment policy risks, and restrictions and the Advisor shall work in good faith with the Sub-Advisor to evaluate such changes. The Sub Advisor shall, in the performance of its duties and obligations under this Agreement, manage the Fund Assets in compliance with such changes following reasonable notice of the effectiveness of such changes from the Advisor. In addition to such notice, the Advisor shall provide to the Sub-Advisor a copy of any amendments or supplements to the Disclosure Documents. The Advisor acknowledges and agrees that the Disclosure Documents will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Fund.

r.    The Advisor acknowledges and agrees that the Sub-Advisor does not guarantee the future performance or any specific level of performance for the Fund Assets, the success of any investment decision or strategy that the Sub-Advisor may use, or the success of the Sub-Advisor's overall management of the Fund Assets. The Advisor acknowledges and agrees that investment decisions made with regard to the Fund Assets by the Sub-Advisor are subject to various market, currency, economic, political, and business risks, and that those investment decisions will not always be beneficial to the Fund. Additionally, there may be loss

D-5

or depreciation of the value of the Fund Assets because of fluctuation of market values. These risks will be disclosed in the Fund's Disclosure Documents. The Board and the Advisor acknowledge and agree that the Fund will be "concentrated" and therefore involves additional specific risks. The Fund may have high concentrations of holdings in certain industry sectors, sub-sectors and individual industries. The Board and Advisor understand that a loss in any such position could materially reduce the Fund's value.

3.    Compensation of the Sub-Advisor.

a.    As compensation for the services to be rendered and duties undertaken under this Agreement by the Sub-Advisor, the Advisor will pay to the Sub-Advisor a monthly fee as set forth in Exhibit A; without regard to any total expense limitation or other fee waiver applied by the Trust or the Advisor. Such fee shall be computed and accrued daily. If the Sub-Advisor serves in such capacity for less than the whole of any period specified in Section 12.a of this Agreement, the compensation to the Sub-Advisor shall be prorated. For purposes of calculating the Sub-Advisor's fee, the daily value of the Fund Assets shall be computed by the same method as the Trust uses to compute the Fund's net asset value for purposes of purchases and redemptions of shares.

4.    Ongoing Reporting of the Sub-Advisor.

a.     Financial Reporting. The Sub-Advisor will report to the Board (at regular quarterly meetings and at such other times as the Board reasonably shall request, subject to the limitation on personal attendance at such meetings set forth in Section 2b of this Agreement): (i) the financial condition and financial prospects of the Sub Advisor, (ii) the nature and amount of transactions that may be reasonably expected to effect the Fund that involve the Sub-Advisor, (iii) information regarding any potential conflicts of interest arising by reason of the Sub-Advisor's continuing provision of advisory services to the Fund and to its other accounts, and (iv) such other information including but not limited to the performance of the specific strategy used to manage the Fund Assets and the capacity of the Sub-Advisor as it relates to the continuing ability of the Sub-Advisor to accept additional cash flow from the Advisor into the Fund. Upon request by the Advisor or the Board, the Sub-Advisor agrees to discuss with the Board its plans for the allocation of remaining capacity in the strategy used to manage the Fund, with respect to the Fund and to the Sub-Advisor's other clients, provided that in no event shall the Sub-Advisor be required to discuss non-public information regarding the current or intended portfolio holdings of its other clients. The Sub-Advisor will annually provide the Advisor with the Sub-Advisor's audited financial statements, unless the Fund's Board requests and Sub-Advisor agrees to furnish reports on a more frequent basis.

b.     Key Personnel Reporting. The Sub-Advisor agrees to promptly notify the Advisor upon becoming aware of any incapacity, resignation, termination, or other material change of key personnel. For purposes of this paragraph 4(b), "key personnel" include: (i) any senior portfolio managers of the Sub-Advisor; and (ii) any chief executive officer, chief compliance officer, chief operations officer, chief investment officer, chief financial officer, chief administration officer, or any other principal or officer of similar title or position with the Sub-Advisor.

5.    Representations of the Advisor and the Trust. The Advisor represents that: (a) the Advisor has been duly appointed by the Board to provide investment services to the Fund Assets as contemplated in this Agreement; (b) the Advisor has all necessary power and authority to execute, deliver, and perform this Agreement on behalf of the Trust, and such execution, delivery, and performance will not violate any applicable law, regulation, organizational document, policy, or agreement binding on the Trust or its property, including Fund Assets; (c) the Trust has the full power and authority to enter into all transactions contemplated under this Agreement, to perform its obligations under such transactions and to authorize the Advisor to procure the Sub-Advisor to enter into such transactions on the Trust's and Fund's behalf; (d) the Advisor's decision to appoint the Sub-Advisor was made in a manner consistent with its fiduciary duties under applicable law and the governing documents, contracts, or other material agreements or instruments governing the Fund's investment or trading activities; (e) the Advisor will deliver to the Sub-Advisor a true and complete copy of the Fund's Disclosure Documents, such other documents or instruments governing the investments of Fund Assets, and such other information as is necessary for the Sub-Advisor to carry out its obligations under this

D-6

Agreement; and (f) the Trust is a "United States person" within the meaning of Section 7701(a)(30) of the Code. The Board and the Advisor represent and warrant that they each have received, reviewed, and understand all of the risks disclosed in Part 2A and 2B of Sub-Advisor's Form ADV as well as Sub-Advisor's Privacy Policy. Part 2A of Sub-Advisor's Form ADV also lists its policies and procedures regarding employee and employee related transactions.

6.    Use of Names.

a. Neither the Advisor nor the Trust shall use the name of the Sub-Advisor in any prospectus, sales literature, or other material relating to the Advisor or the Trust in any manner not approved in advance by the Sub-Advisor; provided, however, that the Sub Advisor will approve all uses of its name which merely refer in accurate terms to its appointment or which are required by the SEC or a state securities commission; and provided further, that in no event shall such approval be unreasonably withheld.

b. The Sub-Advisor shall not use the name of the Advisor or the Trust in any material relating to the Sub-Advisor in any manner not approved in advance by the Advisor or the Trust, as the case may be; provided, however, that the Advisor and the Trust each approve all uses of their respective names which merely refer in accurate terms to the appointment of the Sub-Advisor as the Fund's Sub-Advisor under this Agreement or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld.

c. Upon termination of this Agreement in accordance with Section 12, the Advisor shall cease using any references to the Sub-Advisor in Fund and Advisor documents unless such reference is required by law. Similarly, the Sub-Advisor shall cease using any references to the Advisor or Fund in any documents unless such reference is required by law. For purposes of this paragraph, documents include but are not limited to, marketing materials, regulatory filings, and performance reporting.

7.    Liability of the Sub-Advisor. The Sub-Advisor shall indemnify and hold harmless the Trust, the Advisor, and all their affiliated persons (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the "Sub-Advisor Indemnitees") against any and all direct losses, claims, damages, or liabilities (including reasonable legal and other expenses) (collectively, "Losses") incurred by reason of or arising out of: (a) the Sub-Advisor being in material violation of any applicable federal or state law, rule, or regulation or any investment policy or restriction set forth in the Fund's Disclosure Documents or any written guidelines or instruction provided in writing by the Board; or (b) the Sub-Advisor's willful misfeasance, bad faith, gross negligence, or its reckless disregard of its obligations and duties under this Agreement; provided, however, that the Sub Advisor shall not indemnify the Sub-Advisor Indemnities to the extent that any Losses are a result of the willful misfeasance, bad faith, gross negligence of such indemnified party.

8. Liability of the Advisor. The Advisor shall indemnify and hold harmless the Sub-Advisor and all affiliated persons (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the "Advisor Indemnitees") against any and all direct Losses incurred by reason of or arising out of: (a) the Advisor being in material violation of any applicable federal or state law, rule, or regulation; or (b) the Advisor's willful misfeasance, bad faith, gross negligence, or its reckless disregard of its obligations and duties under this Agreement; provided, however, that the Advisor shall not indemnify the Advisor Indemnities to the extent that any Losses are a result of the willful misfeasance, bad faith, gross negligence of such indemnified party.

9.    Limitation of Trust’s Liability. The Sub-Advisor acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Declaration of Trust. The Sub-Advisor agrees that (i) the Trust's obligations to the Sub-Advisor under this Agreement shall be limited in any event to the Fund Assets and (ii) the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders of the Fund other than the Advisor, nor from any Trustee, officer, or agent of the Trust.

10.    Force Majeure. The Sub-Advisor shall not be liable for losses, delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies,

D-7

work stoppages, fire, flood, catastrophe, terrorism, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Sub-Advisor shall take all reasonable steps to minimize service interruptions.

11.    Confidentiality. Each party expressly undertakes to protect and to preserve the confidentiality of all information and know-how made available under or in connection with this Agreement, or the parties' activities that are either designated as being confidential or which, by the nature of the circumstances surrounding the disclosure, ought in good faith to be treated as proprietary or confidential (collectively, the "Confidential Information"). Each party shall take reasonable security precautions, at least as great as the precautions it takes to protect its own confidential information but in any event using a commercially reasonable standard of care, to keep confidential the Confidential Information. Neither party shall disclose Confidential Information except: (a) to its employees, directors, officers, legal advisors, or auditors having a need to know such Confidential Information; (b) in accordance with a judicial or other governmental order or when such disclosure is required by law, provided that prior to such disclosure the receiving party shall provide the disclosing party with written notice (to the extent permissible) and shall comply with any protective order or equivalent; or (c) in accordance with a regulatory audit or inquiry, without prior notice to the disclosing party, provided that the receiving party shall obtain a confidentiality undertaking from the regulatory agency where possible.

Neither party will make use of any Confidential Information except as expressly authorized in this Agreement or as agreed to in writing between the parties. However, the receiving party shall have no obligation to maintain the confidentiality of information that: (a) it received rightfully from another party prior to its receipt from the disclosing party; (b) the disclosing party discloses generally without any obligation of confidentiality; (c) is or subsequently becomes publicly available without the receiving party's breach of any obligation owed the disclosing party; or (d) is independently developed by the receiving party without reliance upon or use of any Confidential Information. Each party's obligations under this clause shall survive for a period of three years following the expiration or termination of this Agreement.

Notwithstanding anything to the contrary, each party to this Agreement may disclose any information with respect to the United States federal income tax treatment and tax structure (and any fact that may be relevant to understanding the purported or claimed federal income tax treatment of the transaction) of the transactions contemplated in this Agreement.

12.    Renewal, Termination and Amendment.

a.    This Agreement shall continue in effect, unless sooner terminated under this Agreement, through September 11, 2022; and it shall thereafter continue for successive annual terms provided that such continuance is specifically approved by the parties and, in addition, at least annually by (i) the vote of the holders of a majority of the outstanding voting securities of the Fund or (ii) by vote of a majority of the Board including the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of either the Advisor or the Sub-Advisor, cast in person at a meeting called for the purpose of voting on such approval.

b.    This Agreement may be terminated at any time, without payment of any penalty, (i) by the Advisor upon not more than 60-day nor less than 30-day prior written notice delivered or mailed by registered mail, postage prepaid, to the Sub-Advisor; (ii) by the Sub-Advisor upon not less than 60-day prior written notice delivered or mailed by registered mail, postage prepaid, to the Advisor; or (iii) by the Trust, upon either (y) the majority vote of the Board or (z) the affirmative vote of a majority of the outstanding voting securities of the Fund. This Agreement shall terminate automatically in the event of its assignment.

c.    This Agreement may be amended at any time by the parties, subject to approval by the Board and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Fund affected by such change.

D-8

d.    The terms "assignment," "interested persons" and "majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act.

13.    Severability. If any provision of this Agreement shall become or shall be found to be invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected.

14.    Notice. Any notices under this Agreement shall be in writing and sent to the address or facsimile number, as applicable, of the party receiving such notice or instruction and (a) delivered personally; (b) sent by electronic mail (“email”) or facsimile transmission, with notice or confirmation of receipt received; (c) delivered by a nationally recognized overnight courier; or (d) sent by prepaid first-class mail. Until further notice to the other party, it is agreed that the addresses of the Trust and the Advisor for this purpose shall be 303 Broadway, Suite 1100, Cincinnati, Ohio 45202 and that the address of the Sub-Advisor shall be 7111 Fairway Drive, Suite 350, Palm Beach Gardens Florida, 33418, Attention Russell Katz.

15.    Miscellaneous. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Ohio. Any dispute arising out of the Agreement shall be subject to final and binding arbitration according to the Commercial Arbitration Rules of the American Arbitration Association then in effect. Judgment upon any arbitration award may be entered in any court, state or federal, having competent jurisdiction. All of the costs and expenses associated with the arbitration proceeding, including reasonable attorney fees, shall be borne by the losing party, unless otherwise agreed upon by the parties in advance and in writing. The captions in this Agreement are included for convenience only and in no way define or delimit any of the Agreement provisions or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

16.    Entire Agreement. This Agreement, including any attached Schedules, constitutes the sole and entire agreement of the parties with respect to the Agreement's subject matter.

17.      Customer Notification. By executing this Agreement, the Advisor acknowledges that as required by the Advisers Act the Sub-Advisor has supplied to the Advisor and the Trust copies of the Sub-Advisor's Form ADV with all exhibits and attachments (including the Sub-Advisor's audited financial statement) and will promptly supply to the Advisor copies of all amendments or restatements of such document. Otherwise, the Advisor's rights under federal law allow termination of this contract without penalty within five business days after entering into this contract. U.S. law also requires the Sub-Advisor to obtain, verify, and record certain information that identifies each person or entity that opens an account. The Trust will provide its' legal name, principal place of business address, Taxpayer Identification or other identification number, and other identifying information reasonably requested by the Sub Advisor.

18.    Services Not Exclusive. The services furnished by the Sub-Advisor hereunder are not to be deemed exclusive, and except as the Sub-Advisor may otherwise agree in writing (including in the Capacity and Exclusivity Agreement between the Advisor and Sub-Advisor), the Sub-Advisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

Signatures on next page.

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The parties’ duly authorized officers have signed and delivered this Agreement as of the date first above written.

TOUCHSTONE ADVISORS, INC.

______________________________	______________________________
Name: ________________________	Name: ________________________
Title: _________________________	Title: _________________________

DSM CAPITAL PARTNERS LLC

______________________________
Name: ________________________
Title: _________________________

TSF-2589-2007

D-10

STATEMENT OF ADDITIONAL INFORMATION

August 17, 2020

Touchstone Strategic Trust
303 Broadway, Suite 1100
Cincinnati, Ohio 45202
(800) 543-0407

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Information Statement dated August 17, 2020, relating specifically to the (i) the transfer of all the assets of the Touchstone International Growth Opportunities Fund (the “Target Fund”) to the Touchstone International Small Cap Fund (to be known as Touchstone International Growth Fund) (the “Acquiring Fund”) in exchange solely for Class A, Class C, Class Y and Institutional Class shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata (or proportionate) distribution by class of the Acquiring Fund’s shares to the Target Fund’s shareholders in complete liquidation and termination of the Target Fund. The transfer is to occur pursuant to an Agreement and Plan of Reorganization, which is discussed in more detail in the Prospectus/Information Statement.

A copy of the Prospectus/Information Statement may be obtained without charge by calling or writing to Touchstone Strategic Trust at the telephone number or address set forth above or by visiting the Touchstone website at TouchstoneInvestments.com/Resources.

Table of Contents

A. General Information	1
B. Incorporation by Reference	1
C. Pro Forma Financial Information (Unaudited)	1

A.    General Information

This SAI relates to (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for Class A, Class C, Class Y and Institutional Class shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution by class of the Acquiring Fund’s shares to the Target Fund’s shareholders in complete liquidation and termination of the Target Fund.

Further information is included in the Prospectus/Information Statement and in the documents listed below, which are incorporated by reference into this SAI. Copies of the Prospectus/Information Statement and the documents listed below may be obtained upon request, and without charge, by writing to Touchstone Strategic Trust at P.O. Box 9878, Providence, RI 02940, by calling (800) 543-0407 toll-free, or by visiting TouchstoneInvestments.com/Resources. In addition, the currently effective SAI relating to the Acquiring Fund is included as Exhibit A to this SAI.

B.    Incorporation by Reference

This SAI incorporates by reference the following documents:

(1)
Prospectus relating to the Touchstone International Growth Opportunities Fund and Touchstone International Small Cap Fund dated October 30, 2019, as supplemented through the date of this SAI (previously filed on EDGAR, File No. 002-80859, Accession No. 0000711080-19-000125).

(2)
SAI relating to the Touchstone International Growth Opportunities Fund and Touchstone International Small Cap Fund dated October 30, 2019, as supplemented through the date of this SAI (previously filed on EDGAR, File No. 002-80859, Accession No. 0000711080-19-000125).

(3)
Annual Report relating to the Touchstone International Growth Opportunities Fund and Touchstone International Small Cap Fund for the fiscal year ended June 30, 2019 (previously filed on EDGAR, File No. 811-03651, Accession No. 0001144204-19-042574).

(4)
Semiannual Report relating to the Touchstone International Growth Opportunities Fund and Touchstone International Small Cap Fund for the semiannual period ended December 31, 2019 (previously filed on EDGAR, File No. 811-03651, Accession No. 0001104659-20-027969).

C. Pro Forma Financial Information (Unaudited)

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Target Fund and the Acquiring Fund as of December 31, 2019.

Narrative Description of the Pro Forma Effects of the Reorganization

Note 1—Reorganization

The unaudited pro forma information has been prepared to give effect to the proposed reorganization of the Target Fund into the Acquiring Fund pursuant to an Agreement and Plan of Reorganization (the “Plan”) as if the Reorganization had occurred as of the beginning of the 12-month period ended December 31, 2019.

Target Fund	Acquiring Fund
Touchstone International Growth Opportunities Fund, a series of the Touchstone Strategic Trust	Touchstone International Small Cap Fund, a series of the Touchstone Strategic Trust (to be known as Touchstone International Growth Fund)

Note 2—Basis of Pro Forma

The Reorganization will be accounted for as a tax-free reorganization for federal income tax purposes; therefore, no gain or loss will be recognized by the Target Fund or its shareholders as a direct result of the Reorganization. The Target Fund and the Acquiring Fund are both series of the same registered open-end management investment company. The Reorganization would be accomplished by the transfer of all the assets and all the liabilities of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund, the pro-rata distribution of such shares to the shareholders of the Target Fund, and liquidation and termination of the Target Fund.

The table below shows the number of shares of each class of the Acquiring Fund that Target Fund shareholders would have received had the Reorganization occurred on December 31, 2019.

Target Fund Share Class	Acquiring Fund Shares Issued	Acquiring Fund Share Class
Class A	57,598	Class A
Class C	15,604	Class C
Class Y	139,337	Class Y
Institutional Class	2,029,708	Institutional Class

In accordance with U.S. generally accepted accounting principles, for financial reporting purposes, the historical cost basis of the investments received from the Target Fund will be carried forward to the surviving fund (which will be the Acquiring Fund). The table below sets forth the net assets of each Fund and the pro forma net assets of the combined Fund as of December 31, 2019.

Fund	Net Assets	As of Date
Touchstone International Growth Opportunities Fund (Target Fund)	$35,403,729	December 31, 2019
Touchstone International Small Cap Fund (Acquiring Fund)	$151,301,812	December 31, 2019
Touchstone International Small Cap Fund (to be known as Touchstone International Growth Fund) (Pro Forma Fund)	$186,705,541	December 31, 2019

Note 3—Pro Forma Expense Adjustments

The table below reflects adjustments to annual expenses made to the Pro Forma Fund financial information as if the Reorganization had been in effect on the first day of the twelve-month period ended December 31, 2019 using the fees and expenses information shown in the Prospectus/Information Statement. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Target Fund and Acquiring Fund taking into account the sub-advisor change and has been prepared in accordance with U.S. generally accepted accounting principles, which require management to make estimates and assumptions that affect this information. Percentages presented below are the increase (decrease) in expenses divided by the average net assets of the beginning of the 12-month period ended December 31, 2019. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Reorganization.

Fee and Expense Increase (Decrease)

	Acquiring Fund After Reorganization
Net Expense Category	Dollar Amount	Percentage
Investment advisory fees(1)	($286,083)	(0.1271)%
Professional fees(2)	($46,730)	(0.0208)%
Registration Fees(2)	($35,659)	(0.0158)%
Trustee Fees(2)	($16,667)	(0.0074)%
Other Expenses(2)	($45,940)	(0.0204)%
Reimbursement(3)	($141,936)	(0.0631)%
Total Pro Forma Net Expense Adjustment	($573,015)	(0.2546)%

2

(1) Reflects the impact of applying the Acquiring Fund’s investment advisory fee rates following the appointment of DSM Capital Partners LLC (“DSM”) as sub-advisor to the combined Acquiring Fund’s average net assets.
(2) Reflects the anticipated reduction of certain expenses as a result of the Reorganization and sub-advisor change.
(3) Reflects the increase in expense reimbursement payments the investment advisor would have made to the combined Fund reflecting the reduction in the expense limitation for each share class of the combined Acquiring Fund as if the Reorganization and sub-advisor change had occurred on the first day of the twelve-month period ended December 31, 2019.

No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of the Acquiring Fund are expected as a result of the Reorganization.

Note 4—Portfolio Repositioning

Prior to the Reorganization, none of the securities of the Target Fund will be sold.

In connection with the appointment of DSM as the sub-advisor to the Acquiring Fund, which is separate from the Reorganization and, which does not require shareholder approval, it is expected that the Acquiring Fund will reposition its entire portfolio. If such transition had occurred as of December 31, 2019, the Acquiring Fund would have sold approximately 98% (or $149 million) of its investment portfolio. This repositioning will occur whether or not the Reorganization is consummated. It is estimated that the portfolio repositioning of the Acquiring Fund, following consummation of the Reorganization and the appointment of DSM as sub-advisor to the Acquiring Fund, would have resulted in brokerage commissions or other transaction costs of approximately $765,000 for the Acquiring Fund, based on average commission rates, if such sales occurred on June 30, 2020, and realized gains of approximately $8.0 million, or approximately $0.67 per share based on the combined Fund, if the securities had been sold on June 30, 2020. Sales of portfolio securities at a gain may increase the net investment income and net capital gains to be distributed by the Acquiring Fund as a taxable dividend to its shareholders (including former Target Fund shareholders) following the Reorganization. Any such gain may be reduced by available capital loss carryforwards, if any, of the Acquiring Fund described in Note 7 below, but the use of such carryforwards may be limited as a result of the Reorganization.

Note 5—Reorganization Costs

Touchstone Advisors, Inc. estimates that expenses for the Reorganization will be approximately $85,000. These costs represent management’s estimate of professional services fees, printing costs and mailing charges related to the Reorganization and do not include brokerage transaction costs associated with portfolio repositioning. Touchstone Advisors, Inc., and not the Target Fund or the Acquiring Fund, will pay the Funds’ costs of the Reorganization whether or not the Reorganization is completed.

Note 6—Accounting Survivor

The Target Fund will be the accounting survivor.

Note 7—Capital Loss Carryforwards

As of June 30, 2019 for U.S. federal income tax purposes, the Target Fund and Acquiring Fund had capital loss carryforwards of $4,717,545 and $12,449,455, respectively, which are not subject to expiration.

TSF-2589-SAI-2007

3

Exhibit A
TOUCHSTONE STRATEGIC TRUST

STATEMENT OF ADDITIONAL INFORMATION

October 30, 2019, revised as of July 1, 2020

	Class A	Class C	Class Y	Institutional Class	Class R6
Touchstone Balanced Fund	SEBLX	SBACX	SIBLX
Touchstone International Equity Fund	SWRLX	SWFCX	SIIEX	TOIIX
Touchstone International Growth Opportunities Fund	TGGAX	TGGCX	TYGGX	DSMGX
Touchstone International Small Cap Fund	TNSAX	TNSCX	TNSYX	TNSIX
Touchstone Large Cap Focused Fund	SENCX	SCSCX	SICWX	SCRLX
Touchstone Large Cap Fund	TACLX	TFCCX	TLCYX	TLCIX
Touchstone Large Company Growth Fund	TSAGX	TCGLX	TLGYX	DSMLX
Touchstone Ohio Tax-Free Bond Fund	TOHAX	TOHCX	TOHYX	TOHIX
Touchstone Small Company Fund	SAGWX	SSCOX	SIGWX	TICSX	SSRRX
Touchstone Value Fund	TVLAX	TVLCX	TVLYX	TVLIX

This Statement of Additional Information (“SAI”) is not a prospectus and relates only to the above-referenced funds (each a “Fund” and, together, the “Funds”). It is intended to provide additional information regarding the activities and operations of Touchstone Strategic Trust (the “Trust”) and should be read in conjunction with the Funds’ prospectus dated October 30, 2019, as may be amended. The Funds’ audited financial statements for the fiscal year ended June 30, 2019, including the notes thereto and the report of Ernst & Young LLP thereon, included in the annual report to shareholders (the “Annual Report”), are hereby incorporated into this SAI by reference. A copy of the Trust's prospectus and the Annual Report may be obtained without charge by writing to the Trust at P.O. Box 9878, Providence, Rhode Island 02940, by calling 1.800.543.0407, or by downloading a copy at TouchstoneInvestments.com.

THE TRUST

Touchstone Strategic Trust (the “Trust”), an open-end management investment company, was organized as a Massachusetts business trust on November 18, 1982. This SAI relates to the following separate series of the Trust: Touchstone Balanced Fund (the "Balanced Fund"), Touchstone International Equity Fund (the "International Equity Fund"), Touchstone International Growth Opportunities Fund (the "International Growth Opportunities Fund"), Touchstone International Small Cap Fund (the “International Small Cap Fund”), Touchstone Large Cap Focused Fund (the "Large Cap Focused Fund"), Touchstone Large Cap Fund (the “Large Cap Fund”), Touchstone Large Company Growth Fund (the "Large Company Growth Fund"), Touchstone Ohio Tax-Free Bond Fund (the "Ohio Tax-Free Bond Fund"), Touchstone Small Company Fund (the "Small Company Fund"), and Touchstone Value Fund (the “Value Fund”) (each a “Fund”, and collectively, the “Funds”). Each of the Balanced Fund, International Equity Fund, International Small Cap Fund, Small Company Fund and Value Fund is a diversified open-end management investment company. Each of the International Growth Opportunities Fund, Large Cap Focused Fund, Large Cap Fund, Large Company Growth Fund and Ohio Tax-Free Bond Fund is a non-diversified open-end management investment company.

Touchstone Advisors, Inc. (the “Advisor”) is the investment advisor and administrator for each Fund. The Advisor has selected one or more sub-advisor(s) to manage, on a daily basis, the assets of each Fund. The Advisor has sub-contracted certain of the Trust complex's administrative and accounting services to The Bank of New York Mellon and the Trust complex's Transfer Agent services to BNY Mellon Investment Servicing (US) Inc. (collectively referred to herein as “BNY Mellon”). Touchstone Securities, Inc. (“Touchstone Securities” or the “Distributor”) is the principal distributor of the Funds’ shares. The Distributor is an affiliate of the Advisor.

The Trust offers five separate classes of shares: Classes A, C, Y, Institutional, and R6. The shares of a Fund represent an interest in the same assets of that Fund. The shares have the same rights and are identical in all material respects except that (i) each class of shares may bear different (or no) distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and (v) certain classes offer different features and services to shareholders and may have different investment minimums. The Board of Trustees of the Trust (the “Board”) may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership. However, numerous investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”), have been formed as Massachusetts business trusts and the Trust is not aware of an instance where such a result has occurred. In addition, the Trust’s Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability is remote.

History of the Funds

Value Fund and International Small Cap Fund. Before each of the Value Fund and International Small Cap Fund commenced operations, all of the assets and liabilities of the corresponding Predecessor Fund identified below were transferred to the Fund in a tax-free reorganization, as set forth in agreements and plans of reorganization (collectively, the “Old Mutual Reorganizations”). Each Old Mutual Reorganization occurred on April 16, 2012. As a result of each Old Mutual Reorganization, the performance and accounting history of each Predecessor Fund was assumed by its corresponding Fund. Shareholders of the Predecessor Funds who owned Class Z shares of a Predecessor Fund received Class Y shares of the corresponding Fund in the Old Mutual Reorganizations. For each of the Value Fund and International Small Cap Fund, financial and performance information prior to the date of the Old Mutual Reorganizations included herein is that of the corresponding Predecessor Fund. In connection with the Old Mutual Reorganizations, the Board of Trustees changed each Fund’s fiscal year end from March 31 to June 30.

Predecessor Funds	Funds
Old Mutual Barrow Hanley Value Fund	Value Fund
Old Mutual Copper Rock International Small Cap Fund	International Small Cap Fund

Value Fund. Prior to January 1, 2006, the Predecessor Fund to the Value Fund was managed by an investment advisor different from the Predecessor Fund’s investment advisor and sub-advisor.
International Small Cap Fund. Effective January 1, 2006, certain assets of the Predecessor Fund to the International Small Cap Fund began to be managed by sub-advisors different from the Predecessor Fund’s former investment advisor, and the Predecessor Fund’s former investment advisor became a sub-advisor to the Predecessor Fund. Effective February 28, 2009, the former investment advisor to the Predecessor Fund to the International Small Cap Fund ceased providing sub-advisory services to the Predecessor Fund and was replaced with a new sub-advisor. Effective May 21, 2011, the investment strategy of the Predecessor Fund to the International Small Cap Fund changed from a domestic small cap strategy to an international small cap strategy, and Copper Rock Capital Partners LLC became the sole sub-advisor to the Predecessor Fund.
Effective May 21, 2020, Copper Rock Capital Partners LLC ceased providing sub-advisory services to the Fund and was replaced by Russell Investments Implementation Services, LLC.

Large Cap Fund. The inception date of the Large Cap Fund is July 9, 2014.
International Growth Opportunities Fund. Before the Fund commenced operations, the assets of the DSM Global Growth Fund and the DSM Global Growth & Income Fund were acquired by the Fund in a tax-free reorganization as set forth in an agreement and plan of reorganization between the Trust, on behalf of the Fund, and Professionally Managed Portfolios, on behalf of the DSM Global Growth Fund and the DSM Global Growth & Income Fund (the “Global Growth Reorganizations”). The Global Growth Reorganizations occurred on August 15, 2016. As a result of the Global Growth Reorganizations, the Fund’s Institutional Class shares adopted the performance and accounting history of the DSM Global Growth Fund’s Institutional Class shares. Financial and performance information prior to the date of the Global Growth Reorganizations included herein is that of the Predecessor Fund.
On April 17, 2018, the Fund changed its name from the Touchstone Global Growth Fund to the Touchstone International Growth Opportunities Fund and changed its principal investment strategy.
Large Company Growth Fund. Before the Fund commenced operations, the assets of the DSM Large Cap Growth Fund, the Predecessor Fund to the Large Company Growth Fund, were acquired by the Fund in a tax-free reorganization as set forth in an agreement and plan of reorganization between the Trust, on behalf of the Fund, and Professionally Managed Portfolios, on behalf of the Predecessor Fund (the “Large Company Growth Reorganization”). The Large Company Growth Reorganization occurred on August 15, 2016. As a result of the Large Company Growth Reorganization, the performance and accounting history of the Predecessor Fund were assumed by the Fund. Financial and performance information prior to the date of the Large Company Growth Reorganization included herein is that of the Predecessor Fund.
Ohio Tax-Free Bond Fund. Before the Fund commenced operations, the assets of the Ohio Tax-Free Bond Fund, a series of Touchstone Tax-Free Trust, were acquired by the Fund in a tax-free reorganization as set forth in an agreement and plan of reorganization (the "Ohio Tax-Free Reorganization") between the Trust, on behalf of the Fund, and Touchstone Tax-Free Trust, on behalf of the Predecessor Fund. The Ohio Tax-Free Reorganization occurred on December 16, 2016. As a result of the Ohio Tax-Free Reorganization, the performance and accounting history of the Predecessor Fund were assumed by the Fund. Financial and performance information prior to the date of the Ohio Tax-Free Reorganization included herein is that of the Predecessor Fund.
Balanced Fund, International Equity Fund, Large Cap Focused Fund and Small Company Fund. On October 27, 2017, all of the assets and liabilities of the Predecessor Funds listed below (together, the "Sentinel Predecessor Funds") were acquired by the corresponding Fund in tax-free reorganizations as set forth in an agreement and plan of reorganization (the “Sentinel Reorganizations”) between the Trust, on behalf of each Fund, and Sentinel Group Funds, Inc., on behalf of each Predecessor Fund. As a result of the Reorganizations, the performance and accounting history of each Sentinel Predecessor Fund was assumed by the corresponding Fund.  Financial and performance information included prior to October 27, 2017 is that of the Sentinel Predecessor Funds.

Predecessor Funds	Funds
Sentinel Balanced Fund	Balanced Fund
Sentinel International Equity Fund	International Equity Fund
Sentinel Common Stock Fund	Large Cap Focused Fund
Sentinel Small Company Fund	Small Company Fund
PERMITTED INVESTMENTS AND RISK FACTORS

Each Fund’s principal investment strategies and principal risks are described in the Funds’ prospectus. The following supplements the information contained in the prospectus concerning each Fund’s principal investment strategies and principal risks. In addition, although not principal strategies of the Funds, the Funds may invest in other types of securities and engage in other investment practices as described in the prospectus or in this SAI. Unless otherwise indicated, each Fund is permitted to invest in each of the investments listed below, or engage in each of the investment techniques listed below consistent with the Funds’ investment goals, investment limitations, policies and strategies. In addition to the investment limitations set forth under the section of this SAI entitled "Investment Limitations", the investment limitations below are considered to be non-fundamental policies, which may be changed at any time by a vote of the Trust’s Board, unless designated as a “Fundamental” policy. In addition, any stated percentage limitations are measured at the time of the purchase of a security.

ADRs, ADSs, EDRs, CDRs, and GDRs. American Depositary Receipts (“ADRs”) and American Depositary Shares (“ADSs”) are U.S. dollar-denominated receipts typically issued by domestic banks or trust companies that represent the deposit with those entities of securities of a foreign issuer. They are publicly traded on exchanges or over-the-counter in the United States. European Depositary Receipts (“EDRs”), which are sometimes referred to as Continental Depositary Receipts (“CDRs”), and Global Depositary Receipts (“GDRs”) may also be purchased by the Funds. EDRs, CDRs and GDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities. Certain institutions issuing ADRs, ADSs, EDRs or GDRs may not be sponsored by the issuer of the underlying foreign securities. A non-sponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer of the underlying foreign securities. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

Asset-Backed Securities (“ABS”). ABS are secured by assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. Covered bonds are a type of asset backed security that is created from public sector loans or mortgage loans where the security is backed by a separate group of loans. Covered bonds typically carry a 2 to 10 year maturity rate and enjoy relatively high credit ratings, depending on the quality of the pool of loans backing the bond.

The credit quality of an asset-backed security transaction depends on the performance of the underlying assets. ABS can be structured with various forms of credit enhancement to address the possibility that some borrowers could miss payments or even default on their loans. Some ABS are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.

Bank Debt Instruments. Bank debt instruments in which a Fund may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or of banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The Fund will only invest in bankers' acceptances of banks having a short-term rating of A-1 by Standard and Poor's Ratings Services ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's"). Time deposits are non-

negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. A Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 10% of the value of its net assets would be invested in such securities and other illiquid securities.

Bear Funds. The Funds may invest in bear funds. Bear funds are designed to allow investors to speculate on anticipated decreases in the S&P 500® Index or another securities market index or to hedge an existing portfolio of securities or mutual fund shares. Due to the nature of bear funds, investors could experience substantial losses during sustained periods of rising equity prices. This is the opposite result expected of investing in a traditional equity mutual fund in a generally rising stock market. Bear funds employ certain investment techniques, including engaging in short sales and in certain transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes. Using these techniques, bear funds will generally incur a loss if the price of the underlying security or index increases between the date of the employment of the technique and the date on which the fund terminates the position. Bear funds will generally realize a gain if the underlying security or index declines in price between those dates. The amount of any gain or loss on an investment technique may be affected by any premium or amounts in lieu of dividends or interest that the Funds pay or receive as a result of the transaction.

Borrowing and Leveraging. The Funds may borrow money from banks (including their custodian bank) or from lenders to the extent permitted by applicable law. The 1940 Act requires the Fund to maintain asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of at least 300% for all such borrowings. If at any time the value of the Fund's assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of its borrowings to the extent necessary to meet this test. A Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to meet the 300% coverage test or make payments with respect to borrowing. The Fund will not make any borrowings or enter into a reverse repurchase agreement or dollar roll transaction that would cause its outstanding borrowings to exceed one-third of the value of its total assets.

Leveraging a Fund through borrowing or other means (e.g., certain uses of derivatives) creates an opportunity for increased net income, but, at the same time, creates special risk considerations. Leveraging creates interest expenses for a Fund which could exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest that a Fund will have to pay, a Fund’s net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. Interest rate arbitrage transactions, reverse repurchase agreements and dollar roll transactions create leverage and must be fully collateralized by assets segregated or earmarked by the Fund’s custodian or otherwise “covered.”

In an interest rate arbitrage transaction, a Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These leverage transactions involve a number of risks; including the risk that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates. The Funds may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Funds have adopted fundamental limitations and non-fundamental limitations which restrict circumstances in which and degrees to which the Funds can engage in borrowing. See the section entitled “Investment Limitations,” below.

Business Development Companies (“BDCs”). BDCs are a type of closed-end fund regulated under the 1940 Act. BDCs are publicly-traded mezzanine/private equity funds that typically invest in and lend to small and medium-sized private companies that may not have access to public equity markets for capital raising. BDCs are unique in that at least 70% of their investments must be made to private U.S. businesses and BDCs are required to make available significant managerial assistance to their portfolio companies. BDCs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). BDCs have expenses associated with their operations. Accordingly, the Fund will indirectly bear its proportionate share of any management and other expenses, and of any performance based fees, charged by the BDCs in which it invests.

Investments in BDCs are subject to various risks, including management’s ability to meet the BDC’s investment objective, and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds; they may trade in the secondary market at a discount to their NAV.

Canadian Income Trusts. A Canadian Income Trust is a qualified income trust as designated by the Canada Revenue Agency that operates as a profit-seeking corporation. This type of income trust, which pays out all earnings to unit holders before paying taxes, is usually traded publicly on a securities exchange. Canadian income trusts enjoy special Canadian corporate tax privileges.

Commercial Paper. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. A Fund will only invest in taxable commercial paper provided the paper is rated in one of the two highest categories by any two nationally recognized statistical rating organizations ("NRSROs") (or by any one NRSRO if the security is rated by only that NRSRO). A Fund may also invest in unrated commercial paper of issuers who have outstanding unsecured debt rated Aa or better by Moody's or AA or better by S&P. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund's restrictions on illiquid investments (see "Investment Limitations") unless, in the judgment of the sub-advisor, subject to the direction of the Board of Trustees, such note is liquid. The Funds do not presently intend to invest in taxable commercial paper. Appendix A contains more information about commercial paper ratings.

Commodity Futures Trading Commission Regulation. Certain Funds and the Advisor claimed exclusion or exemption from registering with the Commodity Futures Trading Commission (the “CFTC”). The Funds, as applicable, comply with Rule 4.5 under the Commodity Exchange Act (the “CEA”), which allows a mutual fund to be conditionally excluded from the definition of the term “commodity pool.”  Similarly, so long as the applicable Funds satisfy this conditional exclusion, the Advisor intends to comply with Rule 4.5, which allows the Advisor to be conditionally excluded from the definition of “commodity pool operator” (“CPO”), and Rule 4.14(a)(5), which provides a conditional exemption from registering as a “commodity trading advisor.”  The Advisor, on behalf of the applicable Funds and itself, has filed a claim with the CFTC claiming the CPO exemption.  Therefore, neither the applicable Funds nor the Advisor expect to become subject to registration under the CEA.

Common Stocks. Common stocks are securities that represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the board of directors of the issuing company.

Convertible Securities. Convertible securities are corporate securities that are exchangeable for a set number of another security at a pre-stated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords a shareholder the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund’s synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing “time value” as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss. The market price of the option component generally reflects these differences in maturities, and the Advisor and applicable sub-advisor take such differences into account when evaluating such positions. When a synthetic convertible position “matures” because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

Corporate Bonds. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

Custody Receipts. The Funds may invest in custody receipts that represent corporate debt securities. Custody receipts, such as Morgan Stanley TRACERs, are derivative products which, in the aggregate, evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing those securities. Generally the sponsor will then sell those custody receipts in negotiated transactions at varying prices that are determined at the time of sale. Each custody receipt evidences the individual securities in the pool, and the holder of a custody receipt generally will have all the rights and privileges of owners of those securities. Each holder of a custody receipt will be treated as directly purchasing its pro rata share of the securities in the pool, for an amount equal to the amount that such holder paid for its custody receipt. If a custody receipt is sold, a holder will be treated as having directly disposed of its pro rata share of the securities evidenced by the custody receipt. Additionally, the holder of a custody receipt may withdraw the securities represented by a custody receipt subject to certain conditions.

Custody receipts are generally subject to the same risks as those securities evidenced by the receipts which, in the case of the Funds, are corporate debt securities. Additionally, custody receipts may be less liquid than the underlying securities if the sponsor fails to maintain a trading market.

Cyber Security Risk.  Each Fund and its service providers may be subject to operational and information security risks resulting from cyber security breaches. Cyber security breaches may result from deliberate cyber attacks, although unintentional events may have effects similar to those caused by cyber attacks. Cyber attacks may include the stealing or corrupting of data maintained online or digitally, denial-of-service attacks on Fund websites, the unauthorized release of confidential information or other operational disruption. Successful cyber attacks against, or security breaches of, the Funds or the Advisor, a sub-advisor, the Funds’ distributor, custodians, the transfer agent, selling agents and/or other third party service providers may adversely impact the Fund or its shareholders.  Similar types of cyber security risks are also present for issuers of securities or other instruments in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause the Funds’ investment therein to lose value.

The Funds are exposed to operational and information security risk arising from a number of other factors, including, but not limited to, human error, processing and communication errors, errors of the Funds’ service providers, counterparties, or other third parties, failed or inadequate processes, and technology or system failures.

The Advisor, each Sub-Advisor, and their affiliates have established risk management systems that seek to reduce cybersecurity and operational risks, and business continuity plans in the event of a cybersecurity breach or operational failure. However, there are inherent limitations in such plans, including that certain risks have not been identified, and there is no guarantee that such efforts will succeed, especially since none of the Advisor, the Sub-Advisors, or their affiliates controls the cybersecurity or operations systems of the Funds’ third-party service providers (including a Fund's custodian), or those of the issuers of securities in which the Funds invest.

Derivatives. The Funds may invest in various instruments that are commonly known as derivatives.  Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset, or market index.  There are many different types of derivatives and many different ways to use them, and there is a range of risks associated with those uses.  Futures and options are commonly used both for traditional hedging purposes to attempt to limit exposure to changing interest rates, securities prices, or currency exchange rates and as a method of gaining exposure to a particular security, securities index or other financial instrument without investing directly in those instruments.  Some uses of derivatives may have the effect of creating leverage, which tends to magnify the portfolio effects of the underlying instrument’s price changes as market conditions change.  Leverage involves the use of a small amount of money to control a large amount of financial assets, and can lead to significant losses.  A sub-advisor will use derivatives only in circumstances where the sub-advisor believes they offer the most economic means of improving the risk/reward profile of the Fund.  Derivatives will not be used to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for the Funds.  The use of derivatives for non-hedging purposes may be considered speculative.  A description of the specific derivatives that the Funds may use and some of their associated risks is discussed below under the captions "Equity Related Securities," "Foreign Securities-Forward Foreign Currency Contracts," "Futures Contracts and Options on Futures Contracts," "Borrowing and Leveraging," "Options" and "Swap Agreements."

Equity-Linked Notes ("ELNs"). A Fund may purchase ELNs. The principal or coupon payment on an ELN is linked to the performance of an underlying security or index. ELNs may be used, among other things, to provide a Fund with exposure to international markets while providing a mechanism to reduce foreign tax or regulatory restrictions imposed on foreign investors. The risks associated with purchasing ELNs include the creditworthiness of the issuer and the risk of counterparty default. Further, a Fund’s ability to dispose of an ELN will depend on the availability of liquid markets in the instruments. The purchase and sale of an ELN is also subject to the risks regarding adverse market movements, possible intervention by governmental authorities, and the effects of other political and economic events.

Equity-Linked Warrants. Equity-linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. Typically, a broker issues warrants to an investor and then purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the investor exercises his call and closes his position, the shares are sold and the warrant is redeemed with the proceeds.

Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrants can be redeemed for 100% of the value of the underlying stock (less transaction costs). Being American style warrants, they can be exercised at any time. The warrants are U.S. dollar denominated and priced daily on several international stock exchanges.

Equity-Related Securities. A Fund may invest in equity-related securities, including low-exercise-price options (“LEPOs”), low exercise price warrants (“LEPWs”), and participatory notes (“P-notes”) to gain exposure to issuers in certain emerging or frontier market countries. LEPOs, LEPWs, and P-notes are offshore derivative instruments issued to foreign institutional investors and their sub-accounts against underlying securities traded in emerging or frontier markets. These securities may be listed on an exchange or traded over-the-counter, and are similar to ADRs. As a result, the risks of investing in LEPOs, LEPWs, and P-notes are similar to depositary receipts risk and foreign securities risk in general. Specifically these securities entail both counterparty risk—the risk that the issuer of the LEPO, LEPW, or P-Note may not be able to fulfill its obligations or that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms—and liquidity risk—the risk that a liquid market may not exist for such securities.

Eurobonds. A Eurobond is a bond denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Eurobonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms from numerous countries. While Eurobonds typically pay principal and interest in Eurodollars (U.S. dollars held in banks outside of the United States), they may pay principal and interest in other currencies.

Exchange-Traded Funds (“ETFs”). An ETF is a fund that holds a portfolio of common stocks and is often designed to track the performance of a particular securities index or sector of an index, like the S&P 500® Index or NASDAQ, or a portfolio of bonds that may be designed to track a bond index. Because they may be traded like stocks on a securities exchange (e.g., the New York Stock Exchange; the NYSE MKT or the NASDAQ Stock Market), ETFs may be purchased and sold throughout the trading day based on their market price. Each share of an ETF represents an undivided ownership interest in the portfolio held by an ETF. ETFs that track indices or sectors of indices hold either:

•	shares of all of the companies (or, for a fixed-income ETF, bonds) that are represented by a particular index in the same proportion that is represented in the index itself; or

•	shares of a sampling of the companies (or, for a fixed-income ETF, bonds) that are represented by a particular index in a proportion meant to track the performance of the entire index.

ETFs are generally registered as investment companies and issue large blocks of shares (typically 50,000) called “creation units” in exchange for a specified portfolio of the ETF’s underlying securities, plus a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. Creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV), together with a cash payment generally equal to accumulated dividends as of the date of redemption. As investment companies, ETFs incur fees and expenses such as trustee fees, operating expenses, licensing fees, registration fees, and marketing expenses, each of which will be reflected in the NAV of ETFs. Accordingly, ETF shareholders pay their proportionate share of these expenses.

Foreign Securities. Except as expressly set forth herein and in the prospectus, the Funds may invest in securities of foreign issuers and in sponsored and unsponsored depositary receipts. Foreign companies are companies that: (i) are organized under the laws of a foreign country or maintain their principal place of business in a foreign country; (ii) the principal trading market for their securities is located in a foreign country; or (iii) derive at least 50% of their revenues or profits from operations in a foreign country or have at least 50% of their assets located in a foreign country. Investing in securities issued by foreign companies and governments involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. Less information may be available about foreign companies than about domestic companies and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and custody fees are generally higher than those charged in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.

In addition, there are risks relating to ongoing concerns regarding the economies of certain European countries and their sovereign debt, as well as the potential for one or more countries to leave the European Union ("EU").

Brexit Risk. Uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. In January 2020, the United Kingdom (“UK”) left the EU, commonly referred to as “Brexit.” There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This long-term uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain European countries. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. These events and the resulting market volatility may have an adverse effect on the performance of a Fund.

Foreign Market Risk. A Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for a Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer a Fund’s assets or income back into the United States or otherwise adversely affect a Fund’s operations. Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets or imposition of (or change in) exchange control regulations. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Fund’s operations.

Public Availability of Information. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, a Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and certain non-U.S. countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; a Fund could be liable to that party for any losses incurred. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign taxes on income from sources in such countries.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. In addition, the U.S. government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund to completely and accurately determine a company’s financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount a Fund can earn on its investments.

Foreign Currency Risk. While a Fund’s net assets are valued in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are: (1) it may be expensive to convert foreign currencies into U.S. dollars and vice versa; (2) complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates; (3) government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces; (4) there may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis; (5) available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and (6) the inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Forward Foreign Currency Contracts. A Fund may enter into forward foreign currency contracts to manage foreign currency exposure and as a hedge against possible variations in foreign exchange rates. A Fund may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. These contracts may be bought or sold to protect a Fund, to some degree, against possible losses resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. A Fund also may invest in foreign currency futures and in options on currencies. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. A Fund may enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of a Fund’s securities denominated in such foreign currency.

By entering into forward foreign currency contracts, a Fund will seek to protect the value of its investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can obtain at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. At the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Fund may realize a gain or loss from currency transactions.

When entering into a contract for the purchase or sale of a security in a foreign currency, a Fund may enter into a forward foreign currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

Also, when a Fund’s portfolio manager anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of its securities denominated in such foreign currency. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward foreign currency contracts may offer protection from losses resulting from declines in value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. A Fund will also incur costs in connection with forward foreign currency contracts and conversions of foreign currencies into U.S. dollars. A Fund will place assets in a segregated account or otherwise earmark assets as cover to assure that its obligations under forward foreign currency contracts are covered.

Emerging Market and Frontier Market Securities. Emerging market countries are generally countries that are included in the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index, or otherwise excluded from the MSCI World Index. As of May 29, 2020, the countries in the MSCI World Index are as follows, and therefore are not considered Emerigng Market countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherland

s, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The country composition of the MSCI Emerging Markets Index and the MSCI World Index can change over time. Frontier market countries, which are those emerging market countries that have the smallest, least mature economies and least developed capital markets, are generally countries that are included in the MSCI Frontier Markets Index.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Fund. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a Fund of additional investments. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of a Fund’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Risk of Investing in China A-shares (Touchstone International Growth Opportunities Fund only). The Fund may invest in China A-shares of certain Chinese companies listed and traded on the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange ("SZSE") through the Shanghai-Hong Kong and the Shenzhen-Hong Kong Stock Connect Program (“Stock Connect”). Stock Connect is a securities trading and clearing program developed by Hong Kong Exchanges and Clearing Limited ("HKEX"), the SSE, the SZSE and the China Securities Depository and Clearing Corporation Limited. Stock Connect facilitates foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong. Investors through Stock Connect are subject to PRC regulations and SSE listing rules, among others. These could include limitations on trading or suspension of trading. There are special considerations and risks associated with investing in A-shares via Stock Connect.

Quota Limitation Risk: Trades through Stock Connect are subject to daily quotas. If the daily quota is reached during continuous trading or the opening call session, new buy orders will be rejected for the remainder of the day. Thus, there is no guarantee that a buy order can be effectively placed through Stock Connect. Such limitations may restrict the Fund from investing in A-shares at the desired time or for the desired quantity, which could have an effect on the Fund’s capacity to successfully follow its investment strategy.

Block or Manual Trade Not Allowed: All trading must be conducted on SSE and/or SZSE, which means that no over-the-counter or manual trades are permitted. Investment opportunities may be limited because block trades, manual trades, reporting or internalization are not permitted for Stock Connect shares.

Clearing, Settlement and Custody Risks: The Hong Kong Securities Clearing Company Limited, a wholly-owned subsidiary of HKSCC and ChinaClear, the national central counterparty of China’s securities market that serves as a comprehensive network of clearing, settlement and stock holding infrastructure, establishes the clearing links. Both HKSCC and ChinaClear participate in facilitating the clearing and settlement of the cross-border trades of the other. In the event of ChinaClear defaulting, HKSCC will in good faith seek recovery of stocks and monies from ChinaClear through the accessible legal channels. In such an event, the Fund may not fully recover its losses. In addition, the Stock Connect program’s trading, clearance and settlement procedures are relatively untested in China, which could pose risks to the Fund, including uncertainty related to “single-sided settlement” procedures in which local sub-custodians receive settlement instructions from the Fund’s executing broker as opposed to the Fund’s custodian.

Overseas investors, such as the Fund, will not hold physical A-shares, but rather maintain their SSE securities with broker or custodial accounts with the HKSCC. Additionally, all trades of eligible Stock Connect A-shares must be settled in renminbi (RMB). This may require that investors have well-timed access to a reliable source of offshore RMB, which cannot always be guaranteed.

Nominee Arrangements and Legal Rights: Under a nominee structure, HKSCC is the nominee holder of the Stock Connect A-shares acquired by overseas investors, including the Fund. HKSCC will be the named registrar of the purchased shares. A-shares purchased through the Northbound Trading Link (i.e. non-Mainland investor market access channel) entitles foreign investors to proprietary rights and benefits in accordance with applicable laws. Under the Stock Connect guidelines, overseas investors may exercise their shareholder rights as beneficial owners of SSE securities in accordance with the laws and regulations of the Hong Kong Special Administrative Region. Beneficial owners of SSE Securities may exercise their rights with the HKSCC as the nominee holder, including the right to call, participate in shareholders’ meetings, right to exercise voting rights, the right to receive dividends, amongst other rights.

Current PRC law does not expressly provide clear guidance for a beneficial owner under a nominee structure to pursue or prevent legal action. However, the HKSCC, as nominee holder of SSE Securities, may exercise shareholder rights and take legal actions for its foreign investors. The courts in China may find that the registrar, as a nominee or custodian, has full ownership of the Stock Connect shares. PRC laws have not distinguished between legal ownership and beneficial ownership, particularly regarding the Fund and its investors. Furthermore, there have been few cases involving a nominee account structure in the PRC courts. Other considerations regarding the rights and interests of the Fund relate to uncertain enforcement mechanisms under PRC law. Consequently, the Fund is not assured that its ownership of A-shares is in full possession at all times. Furthermore, the Fund may face delays or difficulties in enforcing its ownership rights in A-shares.

Tax & Expense Risks: Additional considerations include different fees, costs and taxes imposed on foreign investors purchasing A-shares through Stock Connect. The Fund’s investment may be subject to a number of tax rules. Application of these rules may be uncertain. Mainland China implemented tax reforms in recent years, and may amend or revise its existing tax laws in the future. These amendments may have retroactive effects. Changes in applicable Chinese tax law could reduce after-tax profits of the Fund. This could include reducing the after-tax profits of companies in China in which the Fund invests. Chinese taxes that may apply to the Fund's investments include income tax or withholding tax on dividends, interest or gains earned by the Fund. These various uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund. Additionally, taxes and related expenses may be higher than comparable expenses and taxes imposed on foreign owners of other securities providing similar investment exposure.

Additional Considerations and Risks: There is a risk that information technology and networking systems will not properly function and that changes may occur as the market develops. Thus, A-shares trading may be disrupted if systems do not function properly. There may also be information technology capabilities and other risk management requirements specified by the relevant exchanges or clearinghouses. See "Emerging Market and Frontier Market Securities" above for more information on other risks.

Futures Contracts and Options on Futures Contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. Some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its exposure. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, a Fund will only sell covered futures contracts and options on futures contracts.

Stock and bond index futures are futures contracts for various stock and bond indices that are traded on registered securities exchanges. Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.

Stock and bond index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock or bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks or bonds comprising the index is made; generally contracts are closed out prior to the expiration date of the contracts.

No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as “initial margin.”  Subsequent payments, called “variation margin,” to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as “marking to market”). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

A Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund’s return. When a Fund purchases or sells a futures contract, or sells an option thereon, a Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, a Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If a Fund continues to engage in the described investment techniques and properly covers its investment in the manner described above, the segregated account or other form of coverage will function as a practical limit on the amount of leverage which a Fund may undertake and on the potential increase in the speculative character of a Fund's outstanding investments. Additionally, such coverage will generally assure the availability of adequate funds to meet the obligations of a Fund arising from such investment activities.

Guaranteed Investment Contracts. A Fund may make investments in obligations issued by highly rated U.S. insurance companies, such as guaranteed investment contracts and similar funding agreements (collectively “GICs”). A GIC is a general obligation of the issuing insurance company and not a separate account. Under these contracts, a Fund makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest that is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. GIC investments that do not provide for payment within seven days after notice are subject to the Fund’s policy regarding investments in illiquid securities.

Illiquid Securities. Subject to the limitations in the 1940 Act and the rules thereunder, the Funds may invest in illiquid securities. No Fund may acquire an illiquid security if, immediately after the acquisition, it would have invested more than 15% of its net assets in illiquid securities. Certain Funds may have additional limitations on investments in illiquid securities. Illiquid securities are securities that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.

The Trust has implemented a written liquidity risk management program (the “LRM Program”) and related procedures to manage the liquidity risk of each Fund in accordance with Rule 22e-4 under the 1940 Act (“Rule 22e-4”). Rule 22e-4 defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors' interests in the fund. The Board has designated Touchstone Advisors to serve as the program administrator ("Program Administrator") of the LRM Program and the related procedures. As a part of the LRM Program, the Program Administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of each Fund's investments in accordance with Rule 22e-4. Under the LRM Program, the Program Administrator assesses, manages, and periodically reviews each Fund's liquidity risk, and is responsible for making periodic reports to the Board and the SEC regarding the liquidity of each Fund's investments, and for notifying the Board and the SEC of certain liquidity events specified in Rule 22e-4. The liquidity of each Fund's portfolio investments is determined based on relevant market, trading and investment-specific considerations under the LRM Program.

Illiquid securities include, among others, demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities of over seven days in length. A Fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Investing in such unlisted securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Because these types of securities are thinly traded, if at all, and market prices for these types of securities are generally not readily available, a Fund typically determines the price for these types of securities in good faith in accordance with policies and procedures adopted by the Board. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund, or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expenses of registration.

In addition, the Funds believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and other similar situations (collectively, “special situations”) could enhance a Fund's capital appreciation potential. To the extent these investments are deemed illiquid, a Fund's investment in them will be consistent with their applicable restriction on investment in illiquid securities.

Inflation-Protected Debt Securities. A Fund may invest in inflation-protected debt securities or inflation-indexed bonds. Inflation-protected debt securities or inflation-indexed bonds include securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as U.S. Treasury Inflation-Protected Securities (“TIPS”), as well as securities issued by other entities such as corporations, municipalities, foreign governments and foreign issuers. Typically, such securities are structured as fixed income securities whose value is periodically adjusted according to the rate of inflation. The following two structures are common: (i) the U.S. Treasury and some other issuers issue inflation-indexed bonds that accrue inflation into the principal value of the security and (ii) other issuers may pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon. Other types of inflation-indexed bonds exist which use an inflation index other than the CPI.

Inflation-indexed bonds issued by the U.S. Treasury, such as TIPS, have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. Typically, TIPS pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While inflation-indexed bonds are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or a foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income for federal income tax purposes, even though the holder does not receive its principal until maturity. See “Federal Income Taxes” for more information.

Initial Public Offerings (“IPOs”). Due to the typically small size of the IPO allocation available to the Funds and the nature and market capitalization of the companies involved in IPOs, the sub-advisors will often purchase IPO shares that would qualify as a permissible investment for a Fund but will, instead, decide to allocate those IPO purchases to other funds they advise. Any such allocation will be done in a fair and equitable manner according to a specific and consistent process. Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund’s portfolio and may lead to increased expenses to a Fund, such as commissions and transaction costs. By selling shares of an IPO, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders.

Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third-parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

Interests in Publicly Traded Limited Partnerships. Interests in publicly traded limited partnerships (limited partnership interests or units) represent equity interests in the assets and earnings of the partnership’s trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. In addition, limited partnership interests are subject to risks not present in common stock. For example, income generated from limited partnerships deemed not to be “publicly traded” may not be considered “qualifying income” for purposes of the regulated investment company requirements under the Code, and may trigger adverse tax consequences (please refer to the “Federal Income Taxes” section of this SAI for a discussion of relevant tax risks). Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited partnership units in a Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

Interfund Lending. An SEC exemptive order permits the Funds to participate in an interfund lending program with other funds in the Touchstone family of funds. This program allows the Touchstone Funds to borrow money from, and lend money to, each other for temporary or emergency purposes, such as to satisfy redemption requests or to cover unanticipated cash shortfalls. A Fund may not borrow through the interfund lending program for leverage purposes. To the extent permitted by its investment objective, strategies, and policies, a Fund may (1) lend uninvested cash to other Touchstone Funds in an amount up to 15% of the lending Fund's net assets at the time of the loan (including lending up to 5% of its net assets to any single Touchstone Fund) and (2) borrow money from other Touchstone Funds provided that total outstanding borrowings from all sources do not exceed 33

1/3% of its total assets. A Fund may borrow through the interfund lending program on an unsecured basis (i.e., without posting collateral) if its aggregate borrowings from all sources immediately after the interfund borrowing represent 10% or less of the Fund’s total assets. However, if a Fund’s aggregate borrowings from all sources immediately after the interfund borrowing would exceed 10% of the Fund’s total assets, the Fund may borrow through the interfund lending program on a secured basis only. Any Fund that has outstanding interfund borrowings may not cause its outstanding borrowings, from all sources, to exceed 10% of its total assets without first securing each interfund loan. If a Fund has any outstanding secured borrowings from other sources, including another fund, at the time it requests an interfund loan, the Fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding collateralized loan.

Any loan made through the interfund lending program is required to be more beneficial to a borrowing Fund (i.e., at a lower interest rate) than borrowing from a bank and more beneficial to a lending Fund (i.e., at a higher rate of return) than an alternative short-term investment. The term of an interfund loan is limited to the time required to obtain sufficient cash to repay the loan through either the sale of the Fund's portfolio securities or net sales of Fund shares, but in no event more than seven days. In addition, an interfund loan is callable with one business day’s notice.

The limitations discussed above, other conditions of the SEC exemptive order, and related policies and procedures implemented by Touchstone are designed to minimize the risks associated with interfund lending for both borrowing Funds and lending Funds. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Touchstone Fund, there is a risk that the loan could be called on one business day’s notice or not renewed, in which case the Fund may need to borrow from a bank at higher rates if an interfund loan were not available from another Touchstone Fund. Furthermore, a delay in repayment to a lending Fund could result in a lost investment opportunity or additional lending costs.

Inverse Floating Obligations. The Ohio Tax-Free Bond Fund may invest in securities representing interests in Municipal Obligations, known as inverse floating obligations, which pay interest rates that vary inversely to changes in the interest rates of specified short-term Municipal Obligations or an index of short-term Municipal Obligations. The interest rates on inverse floating obligations will typically decline as short-term market interest rates increase and increase as short-term market rates decline. Such securities have the effect of providing a degree of investment leverage, since they will generally increase or decrease in value in response to changes in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate, long-term Municipal Obligations increase or decrease in response to such changes. As a result, the market value of inverse floating obligations will generally be more volatile than the market value of fixed-rate Municipal Obligations.

Lease Obligations. The Ohio Tax-Free Bond Fund may invest in Municipal Obligations that constitute participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. Lease obligations provide a premium interest rate which, along with the regular amortization of the principal, may make them attractive for a portion of the Fund's assets. Certain of these lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on an annual basis. In addition to the "non-appropriation" risk, these securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "nonappropriation" lease obligations are secured by the leased property, the disposition of the property in the event of foreclosure might prove difficult. The Trust will seek to minimize the special risks associated with such securities by only investing in "nonappropriation" lease obligations where (1) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (2) the lease payments will commence amortization of principal at an early date resulting in an average life of seven years or less for the lease obligation, (3) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if the lease payments are not appropriated, (4) the lease obligor has maintained good market acceptability in the past, (5) the investment is of a size that will be attractive to institutional investors, and (6) the underlying leased equipment has elements of portability and/or use that enhance its marketability in the event foreclosure on the underlying equipment were ever required.

The Ohio Tax-Free Bond Fund will not invest more than 10% of its net assets in lease obligations if the sub-advisor determines that there is no secondary market available for these obligations and all other illiquid securities. The Fund does not intend to invest more than an additional 5% of its net assets in municipal lease obligations determined by the sub-advisor, under the direction of the Board of Trustees, to be liquid. In determining the liquidity of such obligations, the sub-advisor will consider such factors as (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. The Fund will only purchase unrated lease obligations that meet its quality standards, as determined by the sub-advisor, under the direction of the Board of Trustees, including an assessment of the likelihood that the lease will not be cancelled.

Municipal Obligations consist of tax-exempt bonds, tax-exempt notes and tax-exempt commercial paper.

LIBOR Transition. Many debt securities, derivatives and other financial instruments in which the Funds may invest, as well as any borrowings made by the Funds from banks or from other lenders, utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for interest rate calculations. LIBOR is a measure of the average interest rate at which major global banks can borrow from one another. It is quoted in multiple currencies and tenors using data reported by a panel of private-sector banks. Following allegations of rate manipulation in 2012 and concerns regarding its thin liquidity, the use of LIBOR came under increasing pressure, and in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR after 2021. This may cause LIBOR to cease to be published. LIBOR panel banks have agreed to submit quotations to LIBOR through the end of 2021. Before then, it is expected that market participants will transition to the use of different reference or benchmark indices. However, there is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement index. Regulators have suggested alternative reference rates, but global consensus is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear.

While it is expected that market participants will amend financial instruments referencing LIBOR to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, neither the effect of the transition process nor the viability of such measures is known. While market participants have begun transitioning away from LIBOR, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks. The effectiveness of multiple alternative reference indices as opposed to one primary reference index has not been determined. The effectiveness of alternative reference indices used in new or existing financial instruments and products has also not yet been determined. As market participants transition away from LIBOR, LIBOR's usefulness may deteriorate, which could occur prior to the end of 2021. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR's deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest index, including securities and other financial instruments held by the Funds. Further, the utilization of an alternative reference index, or the transition process to an alternative reference index, may adversely affect the Funds' performance.

Loans.  A Fund may invest in senior and subordinated loans to corporations and other business entities.

Senior Loans: Senior loans generally hold a first or second lien priority and typically pay interest at rates that are determined periodically on the basis of a floating base lending rate, primarily the LIBOR, plus a spread. Senior loans are typically made to U.S. and, to a lesser extent, non-U.S. borrowers. Borrowers may obtain senior loans, among other reasons, to refinance existing debt, engage in acquisitions, pay dividends, recapitalize, complete leveraged buyouts and for general corporate purposes. Senior loans rated below investment grade are sometimes referred to as “leveraged loans.” A Fund may invest in senior loans through assignments of or, to a lesser extent, participations in senior loans.

The senior loans in which a Fund will invest will primarily be rated below investment grade, but may also be unrated and of comparable credit quality. As a result, although senior loans are senior and typically secured in a first or second lien position in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured, the risks associated with such senior loans are generally similar to the risks of other below investment grade fixed income instruments. See “Lower-Rated Securities” below. Investments in below investment grade senior loans are considered speculative because of the credit risk of the borrowers. Such borrowers are more likely than investment grade borrowers to default on their payments of interest and principal owed to a Fund, and such defaults could reduce a Fund’s NAV and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a senior loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. Senior loans are subject to a number of risks described elsewhere in this prospectus, including non-payment of principal, liquidity risk and the risk of investing in below investment grade fixed income instruments.

Senior loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to a Fund, a reduction in the value of the investment and a potential decrease in the Fund’s NAV. There can be no assurance that the liquidation of any collateral securing a senior loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, whether when due or upon acceleration, or that the collateral could be liquidated, readily or otherwise. In the event of bankruptcy or insolvency of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a senior loan. The collateral securing a senior loan, if any, may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a borrower. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of senior loans including, in certain circumstances, invalidating such senior loans or causing interest previously paid to be refunded to the borrower. Additionally, a senior loan may be “primed” in bankruptcy, which reduces the ability of the holders of the senior loan to recover on the collateral. Priming takes place when a debtor in bankruptcy is allowed to incur additional indebtedness by the bankruptcy court and such indebtedness has a senior or pari passu lien with the debtor’s existing secured indebtedness, such as existing senior loans or secured corporate bonds.

There may be less readily available information about most senior loans and the borrowers thereunder than is the case for many other types of securities, including securities issued in transactions registered under the 1933 Act, as amended . Senior loans may be issued by companies that are not subject to SEC reporting requirements, and these companies, therefore, do not file reports with the SEC that must comply with SEC form requirements and in addition are subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. As a result, the sub-advisor will rely primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. Therefore, a Fund will be particularly dependent on the analytical abilities of the sub-advisor.

The secondary trading market for senior loans may be less liquid than the secondary trading market for registered investment grade debt securities. No active trading market may exist for certain senior loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that a Fund may not be able to sell senior loans quickly or at a fair price. To the extent that a secondary market does exist for certain senior loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior loans and other variable rate debt instruments are subject to the risk of payment defaults of scheduled interest or principal. Such payment defaults would result in a reduction of income to a Fund, a reduction in the value of the investment and a potential decrease in the NAV of the common shares. Similarly, a sudden and significant increase in market interest rates may increase the risk of payment defaults and cause a decline in the value of these investments and in a Fund’s NAV. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of senior loans and other debt obligations, impairing the NAV of the common shares.

Senior loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of senior loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements, this may cause financial institutions to dispose of senior loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the sub-advisor, do not represent fair value. If the Fund attempts to sell a senior loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the senior loan may be adversely affected.

A Fund expects to acquire senior loans primarily through assignments and, to a lesser extent, through participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and a Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. In general, a participation is a contractual relationship only with the institution participating out the interest, not with the borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. In purchasing participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, (i) a Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, a Fund may be more limited than it otherwise would be in its ability to conduct due diligence on the borrower. In addition, as a holder of the participations, the Fund may not have voting rights or inspection rights that the Fund would otherwise have if it were investing directly in the senior loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the borrower or the senior loan.

Subordinated Loans. A Fund may also invest in subordinated loans. Subordinated loans generally have similar characteristics as senior loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders.

Although the Funds do not expect subordinated loans to be a significant component of its portfolios, it may invest in such instruments from time to time. Subordinated loans generally are subject to similar risks as those associated with investments in senior loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan to the extent such claim is secured. Additionally, an over-secured creditor may be entitled to additional interest and other charges in bankruptcy increasing the amount of their allowed claim. Subordinated loans are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than senior loans and may be less liquid.

Loan Participation Notes. The Funds may invest in loan participation notes. A loan participation note represents participation in a corporate loan of a commercial bank with a remaining maturity of one year or less. Such loans must be to corporations in whose obligations the Funds may invest. Any participation purchased by a Fund must be issued by a bank in the United States with total assets exceeding $1 billion. When purchasing such instruments, the Fund may assume the credit risks associated with the original bank lender as well as the credit risks associated with the borrower. Investments in loan participations present the possibility that the Fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the Fund could be part owner of any collateral, and could bear the costs and liabilities of owning and disposing of the collateral. Loan participations are generally not rated by major rating agencies and may not be protected by securities laws. Also, loan participations are generally considered to be illiquid and are therefore subject to the Fund’s limitation on illiquid securities.

Lower-Rated Securities. A Fund may invest in lower-rated bonds commonly referred to as “junk bonds” or high-yield/high-risk securities. Lower-rated securities are defined as securities rated below the fourth highest rating category by a NRSRO or, if unrated, deemed to be of comparable quality by the Fund’s sub-advisor. Such obligations are speculative and may be in default. There may be no bottom limit on the ratings of high-yield securities that may be purchased or held by a Fund. Lower-rated or comparable unrated (i.e., high-yield) securities are more likely to react to developments affecting issuers than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high-yield securities will fluctuate over time, reflecting not only changing interest rates but the market’s perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high-yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high-yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high-yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, a Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore, a Fund may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating each Fund’s NAV.

Lower-rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of a Fund’s investment portfolio and increasing the exposure of a Fund to the risks of high-yield securities.

Growth of High-Yield, High-Risk Bond Market: The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for lower-rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. The market for lower-rated securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit a Fund’s ability to sell such securities at their market value. In addition, the market for these securities may be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

Sensitivity to Interest Rate and Economic Changes: Lower-rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund’s NAV.

Payment Expectations: High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond’s value will decrease in a rising interest rate market, as will the value of a Fund’s assets. If a Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing a Fund’s rate of return.

Taxes: A Fund may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount ("OID") (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond). OID that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the Code even though a Fund has not received any interest payments on such obligations during that period. Because the OID earned by a Fund in a taxable year is not represented by cash, a Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have received in the absence of such transactions. See “Federal Income Taxes” for more information.

Special Considerations Concerning Distressed and Defaulted Securities:  Distressed securities are speculative and involve significant risks in addition to the risks generally applicable to high-yield, high-risk bonds.  Distressed securities bear a substantial risk of default, and may be in default at the time of investment.  A Fund will generally not receive interest payments on distressed securities, and there is a significant risk that principal will not be repaid, in full or at all.  A Fund may incur costs to protect its investment in distressed securities, which may include seeking recovery from the issuer in bankruptcy.  In any reorganization or liquidation proceeding relating to the issuer of distressed securities, a Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment.  Distressed securities, and any securities received in exchange for distressed securities, will likely be illiquid and may be subject to restrictions on resale.

Market Disruption Risk. During periods of extreme market volatility, prices of securities held by a Fund may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by a Fund could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.

Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund themselves are regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve its investment goals.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund's portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by a Fund. The Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Advisor and sub-advisor will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund's investment goals, but there can be no assurance that they will be successful in doing so.

Micro-Cap Securities. The Funds may invest in companies whose total market capitalization at the time of investment is generally between $30 million and $500 million, referred to as micro-cap companies. Micro-cap companies may not be well-known to the investing public, may not have significant institutional ownership and may have cyclical, static or only moderate growth prospects. Micro-cap companies may have greater risk and volatility than large companies and may lack the management depth of larger, mature issuers. Micro-cap companies may have relatively small revenues and limited product lines, markets, or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. In addition, micro-cap companies may be developing or marketing new products or services for which markets are not yet established and may never become established. As a result, the prices of their securities may fluctuate more than those of larger issuers.

Money Market Instruments. Money market securities are high-quality, dollar-denominated, short-term debt instruments. They include: (i) bankers’ acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

Mortgage-Related and Other Asset-Backed Securities.

Asset-Backed Securities: Asset-backed securities ("ABS") are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. Covered bonds are a type of asset backed security that is created from public sector loans or mortgage loans where the security is backed by a separate group of loans. Covered bonds typically carry a 2 to 10 year maturity rate and enjoy relatively high credit ratings, depending on the quality of the pool of loans backing the bond.

The credit quality of an ABS transaction depends on the performance of the underlying assets. ABS can be structured with various forms of credit enhancement to address the possibility that some borrowers could miss payments or even default on their loans. Some ABS are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.

Mortgage Pass-Through Securities: Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by Government National Mortgage Association (GNMA) (“Ginnie Mae”)) are described as “modified pass-through.”  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. The residential mortgage market in the United States has experienced difficulties in recent years that may adversely affect the performance and market value of certain of a Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased and may continue to increase, and a decline in or flattening of housing values (as has been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Consequently, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Government Pass-Through Securities: Government pass-through securities are securities that are issued or guaranteed by a U.S. government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are Ginnie Mae, Federal National Mortgage Association (FNMA) (“Fannie Mae”), and Federal Home Loan Mortgage Corporation (FHLMC) (“Freddie Mac”). Ginnie Mae, Fannie Mae and Freddie Mac guarantee timely distributions of interest to certificate holders. Ginnie Mae and Fannie Mae also guarantee timely distributions of scheduled principal. Freddie Mac generally guarantees only the ultimate collection of principal of the underlying mortgage loan. Certain federal agencies, such as Ginnie Mae, have been established as instrumentalities of the United States government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the United States government, are either backed by the full faith and credit of the United States (e.g., Ginnie Mae securities) or supported by the issuing agencies’ right to borrow from the U.S.

Treasury. The issues of other agencies are supported by the credit of the instrumentality (e.g., Fannie Mae securities). Government and private guarantees do not extend to the securities’ value, which is likely to vary inversely with fluctuations in interest rates.
There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-related securities issued by Ginnie Mae include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Mae Pass-Throughs”) which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the U.S. Government. Ginnie Mae Pass-Throughs are created by an “issuer,” which is a Federal Housing Administration (“FHA”) approved mortgagee that also meets criteria imposed by Ginnie Mae. The issuer assembles a pool of FHA, Farmers’ Home Administration or Veterans’ Administration (“VA”) insured or guaranteed mortgages which are homogeneous as to interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by Ginnie Mae of the pool, Ginnie Mae provides its commitment to guarantee timely payment of principal and interest on the Ginnie Mae Pass-Throughs backed by the mortgages included in the pool. The Ginnie Mae Pass-Throughs, endorsed by Ginnie Mae, then are sold by the issuer through securities dealers. Ginnie Mae Pass-Throughs bear a stated “coupon rate” which represents the effective FHA-VA mortgage rate at the time of issuance, less fees from Ginnie Mae and the issuer. Ginnie Mae is authorized under the National Housing Act to guarantee timely payment of principal and interest on Ginnie Mae Pass-Throughs. This guarantee is backed by the full faith and credit of the U.S. Government. Ginnie Mae may borrow Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying a Ginnie Mae Pass-Through are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the Ginnie Mae Pass-Through is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular Ginnie Mae Pass-Through. Payments to holders of Ginnie Mae Pass-Throughs consist of the monthly distributions of interest and principal less the fees of Ginnie Mae and the issuer. The actual yield to be earned by a holder of a Ginnie Mae Pass-Through is calculated by dividing interest payments by the purchase price paid for the Ginnie Mae Pass-Through (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Ginnie Mae Pass-Throughs.

Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Mae Pass-Throughs”) that are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae Pass-Throughs are guaranteed as to timely payment of the principal and interest by Fannie Mae.

Mortgage-related securities issued by Freddie Mac include FHLMC Mortgage Participation Certificates (also known as “Freddie Mac PCs”). Freddie Mac PCs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac PCs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, Freddie Mac, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

Real Estate Mortgage Investment Conduits (“REMICs”). REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by interests in real property. For Freddie Mac REMIC certificates, Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. A REMIC is a type of CMO that qualifies for special tax treatment under the Code.

Commercial Mortgage-Backed Securities (“CMBS”). CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for CMBS developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Mortgage Dollar Rolls. Mortgage “dollar rolls” are transactions in which mortgage-backed securities are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. The difference between the sale price and the purchase price (plus any interest earned on the cash proceeds of the sale) is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with a Fund being paid a fee as consideration for entering into the commitment to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by a Fund to buy a security. If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held. A Fund will place U.S. government or other liquid securities in a segregated account in an amount sufficient to cover its repurchase obligation or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder.

Stripped Mortgage-Backed Securities (“SMBS”). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.

In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the assets underlying the interest-only securities experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for SMBS may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund’s ability to buy or sell these securities at any particular time.

Collateralized Loan Obligations (“CLOs”). A CLO is a type of asset-backed security that is an obligation of a trust typically collateralized by pools of loans, which may include domestic and foreign senior secured and unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade, or equivalent unrated loans. The cash flows from the trust are split into two or more portions, called tranches, which vary in risk and yield. The riskier portion is the residual, or “equity,” tranche, which bears some or all of the risk of default by the loans in the trust, and therefore protects the other more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche of a CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection provided by the equity tranche, senior CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, the total loss of the equity tranche due to losses in the collateral, market anticipation of defaults, fraud by the trust, and the illiquidity of CLO securities.

The risks of an investment in a CLO largely depend on the type of underlying collateral securities and the tranche in which the Fund invests. Typically, CLOs are privately offered and sold, and thus are not registered under the securities laws. As a result, the Fund may characterize its investments in CLOs as illiquid, unless an active dealer market for a particular CLO allows the CLO to be purchased and sold in Rule 144A transactions. CLOs are subject to the typical risks associated with debt instruments (i.e., interest rate risk and credit risk). Additional risks of CLOs include (i) the possibility that distributions from collateral securities will be insufficient to make interest or other payments, (ii) a decline in the quality of the collateral, and (iii) the possibility that the Fund may invest in a subordinate tranche of a CLO. In addition, due to the complex nature of a CLO, an investment in a CLO may not perform as expected. An investment in a CLO also is subject to the risk that the issuer and the investors may interpret the terms of the instrument differently, giving rise to disputes.

Municipal Securities. Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities; and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair, or improvement of privately operated facilities. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Yields on municipal securities are the product of a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Although the interest on municipal securities may be exempt from federal income tax, dividends paid by a Fund to its shareholders may not be tax-exempt.

General Obligation Securities. General Obligation Securities are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. The proceeds from general obligation securities are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads, and water and sewer systems.

Revenue or Special Obligation Securities. Revenue or Special Obligation Securities are backed by the revenues of a specific project or facility (e.g., tolls from a toll bridge). The proceeds from revenue or special obligation securities are used to fund a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Many municipal issuers also establish a debt service reserve fund from which principal and interest payments are made. Further security may be available in the form of the state’s ability, without obligation, to make up deficits in the reserve fund.

Municipal Lease Obligations. Municipal Lease Obligations may take the form of a lease, an installment purchase or a conditional sale contract issued by state and local governments and authorities to acquire land, equipment and facilities. Usually, a Fund will purchase a participation interest in a municipal lease obligation from a bank or other financial intermediary. The participation interest gives the holder a pro-rata, undivided interest in the total amount of the obligation.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. The interest income from the lease obligation may become taxable if the lease is assigned. Also, to free the municipal issuer from constitutional or statutory debt issuance limitations, many leases and contracts include non-appropriation clauses providing that the municipality has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the municipality on a yearly or other periodic basis. Finally, the lease may be illiquid.

Bond Anticipation Notes. Bond Anticipation Notes are normally issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide money for the repayment of the notes.

Tax Anticipation Notes. Tax Anticipation Notes finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable for these specific future taxes.

Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

Industrial Development Bonds (“IDBs”) and Private Activity Bonds (“PABs”). IDBs and PABs are specific types of revenue bonds issued on or behalf of public authorities to finance various privately operated facilities such as educational, hospital or housing facilities, local facilities for water supply, gas, electricity, sewage or solid waste disposal, and industrial or commercial facilities. PABs generally are such bonds issued after April 15, 1986. These obligations are included within the term “municipal bonds” if the interest paid on them is exempt from federal income tax in the opinion of the bond issuer’s counsel. IDBs and PABs are in most case revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of the IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed, or some form of credit enhancement such as a letter of credit.

Resource Recovery Bonds. Resource Recovery Bonds are affected by a number of factors, which may affect the value and credit quality of these revenue or special obligations. These factors include the viability of the project being financed, environmental protection regulations and project operator tax incentives.

Tax-Exempt Commercial Paper and Short-Term Municipal Notes. Tax-Exempt Commercial Paper and Short-Term Municipal Notes provide for short-term capital needs and usually have maturities of one year or less. They include tax anticipation notes, revenue anticipation notes and construction loan notes.

Construction Loan Notes. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the U.S. Federal Housing Administration by way of Fannie Mae or Ginnie Mae.

Put Bonds. Put Bonds are municipal bonds which give the holder the right to sell the bond back to the issuer or a third-party at a specified price and exercise date, which is typically well in advance of the bond’s maturity date.

Build America Bonds (“BABs”). BABs are taxable municipal bonds that carry special tax credits and federal subsidies for either the bond issuer or the bondholder. There are two types of BABs - Tax Credit BABs and Direct Payment BABs. Direct Payment BABs provide a federal subsidy of 35% of the interest paid on the bonds to the issuer. Tax Credit BABs provides a federal subsidy as a refundable tax credit directly to the bondholders. While the bondholder is the recipient of the tax credit through Tax Credit BABs, and the bond issuer is the recipient of the tax subsidy through Direct Payment BABs, both options reduce the cost of borrowing for the bond issuer in comparison to traditional taxable corporate bonds, and in many cases, it is more cost effective than issuing traditional tax-exempt bonds.

After purchase by a Fund, an issue of municipal securities may cease to be rated by Moody’s or S&P, or another NRSRO, or the rating of such a security may be reduced below the minimum credit quality rating required for purchase by a Fund. Neither event would require a Fund to dispose of the security. To the extent that the ratings applied by Moody’s, S&P or another NRSRO to municipal securities may change as a result of changes in these rating systems, a Fund will attempt to use comparable credit quality ratings as standards for its investments in municipal securities.

A Fund may invest in municipal securities that are insured by financial insurance companies. If a Fund invests in municipal securities backed by insurance companies and other financial institutions, changes in the financial condition of these institutions could cause losses to a Fund and affect its share price.

A Fund may also invest in taxable municipal securities. Taxable municipal securities are debt securities issued by or on behalf of states and their political subdivisions, the District of Columbia, and possessions of the United States, the interest on which is not exempt from federal income tax.

The yields on municipal securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the municipal securities market, size of a particular offering, and maturity and rating of the obligation. Because many municipal securities are issued to finance similar projects, especially those related to education, healthcare, transportation and various utilities, conditions in those sectors and the financial condition of an individual municipal issuer can affect the overall municipal market. The market values of the municipal securities held by a Fund will be affected by changes in the yields available on similar securities. If yields increase following the purchase of a municipal security, the market value of such municipal security will generally decrease. Conversely, if yields decrease, the market value of a municipal security will generally increase.

Obligations of Supranational Entities. Obligations of supranational entities are obligations of entities established through the joint participation of several governments, such as the Asian Development Bank, the Inter-American Development Bank, International Bank of Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

Obligations with Puts Attached. The Ohio Tax-Free Bond Fund may purchase Municipal Obligations with the right to resell the obligation to the seller at a specified price or yield within a specified period. The right to resell is commonly known as a "put" or a "standby commitment." The Fund may purchase Municipal Obligations with puts attached from banks and broker-dealers. The Fund intends to use obligations with puts attached for liquidity purposes to ensure a ready market for the underlying obligations at an acceptable price. Although no value is assigned to any puts on Municipal Obligations, the price that the Fund pays for the obligations may be higher than the price of similar obligations without puts attached. The purchase of obligations with puts attached involves the risk that the seller may not be able to repurchase the underlying obligation. The Fund intends to purchase such obligations only from sellers deemed by the sub-advisor, under the direction of the Board of Trustees, to present minimal credit risks. In addition, the value of the obligations with puts attached held by the Fund will not exceed 10% of its net assets.

Options. A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an “opening transaction.”  In order to close out an option position, a Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or a Fund delivers the security upon exercise.

A Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that a Fund may seek to purchase in the future. A Fund will pay a premium when purchasing put and call options. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of a Fund’s securities or by a decrease in the cost of acquisition of securities by a Fund.

A Fund may write both covered call and put options. A Fund may write covered call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and a Fund will realize as profit the premium received for such option. When a call option written by a Fund is exercised, a Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by a Fund is exercised, a Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the staff of the SEC that OTC options are generally illiquid.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currencies written by a Fund will be “covered,” which means that a Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, a Fund will establish a segregated account with its custodian consisting of cash or liquid, high grade debt securities in an amount equal to the amount a Fund would be required to pay upon exercise of the put, earmark assets as cover or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations.

Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. There are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively new, and a Fund’s ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

A Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on indices must be covered. When a Fund writes an option on an index, it will establish a segregated account containing cash or liquid securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

A Fund will not engage in transactions involving interest rate futures contracts for speculation but only as a hedge against changes in the market values of debt securities held or intended to be purchased by a Fund and where the transactions are appropriate to reduce a Fund’s interest rate risks. There can be no assurance that hedging transactions will be successful. A Fund also could be exposed to risks if it cannot close out its futures or options positions because of any illiquid secondary market.

Futures and options have effective durations that, in general, are closely related to the effective duration of the securities that underlie them. Holding purchased futures or call option positions (backed by segregated cash or other liquid securities) will lengthen the duration of a Fund’s portfolio.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Caps, Collars and Floors. Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Inverse Floaters. A Fund may invest in inverse floaters. Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

Ordinary Shares. Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange. Ordinary shares may be purchased with and sold for U.S. dollars. Investing in foreign companies may involve risks not typically associated with investing in United States companies. See “Foreign Securities.”

Other Investment Companies. Investment companies include open- and closed-end funds, exchange-traded funds, and any other pooled investment vehicle that meets the definition of an investment company under the 1940 Act, whether such companies are required to register under the 1940 Act or not. As a shareholder of another investment company, a Fund would be subject to the same risks as any other investor in that investment company. A Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Investments in registered investment company shares are subject to limitations prescribed by the 1940 Act and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC. The 1940 Act currently provides, in part, that a Fund generally may not purchase shares of a registered investment company if (a) such a purchase would cause a Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause a Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of a Fund’s total assets would be invested in the aggregate in all registered investment companies.

Over-The-Counter Stocks. A Fund may invest in over-the-counter stocks. In contrast to securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which each Fund invests may not be as great as that of other securities and, if a Funds were to dispose of such a stock, they might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

Participation Interests. A Fund may invest in participation interests in fixed income securities. A participation interest provides the certificate holder with a specified interest in an issue of fixed income securities.

Some participation interests give the holders differing interests in the underlying securities, depending upon the type or class of certificate purchased. For example, coupon strip certificates give the holder the right to receive a specific portion of interest payments on the underlying securities; principal strip certificates give the holder the right to receive principal payments and the portion of interest not payable to coupon strip certificate holders. Holders of certificates of participation in interest payments may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction. Asset-backed residuals represent interests in any excess cash flow remaining after required payments of principal and interest have been made.

More complex participation interests involve special risk considerations. Since these instruments have only recently been developed, there can be no assurance that any market will develop or be maintained for the instruments. Generally, the fixed income securities that are deposited in trust for the holders of these interests are the sole source of payments on the interests; holders cannot look to the sponsor or trustee of the trust or to the issuers of the securities held in trust or to any of their affiliates for payment.

Participation interests purchased at a discount may experience price volatility. Certain types of interests are sensitive to fluctuations in market interest rates and to prepayments on the underlying securities. A rapid rate of prepayment can result in the failure to recover the holder’s initial investment.

The extent to which the yield to maturity of a participation interest is sensitive to prepayments depends, in part, upon whether the interest was purchased at a discount or premium, and if so, the size of that discount or premium. Generally, if a participation interest is purchased at a premium and principal distributions occur at a rate faster than that anticipated at the time of purchase, the holder’s actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a participation interest is purchased at a discount and principal distributions occur at a rate faster than that assumed at the time of purchase, the investor’s actual yield to maturity will be higher than that assumed at the time of purchase.

Participation interests in pools of fixed income securities backed by certain types of debt obligations involve special risk considerations. The issuers of securities backed by automobile and truck receivables typically file financing statements evidencing security interests in the receivables, and the servicers of those obligations take and retain custody of the obligations. If the servicers, in contravention of their duty to the holders of the securities backed by the receivables, were to sell the obligations, the third-party purchasers could acquire an interest superior to the interest of the security holders. Also, most states require that a security interest in a vehicle must be noted on the certificate of title and the certificate of title may not be amended to reflect the assignment of the lender’s security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. Securities backed by credit card receivables are generally unsecured, and both federal and state consumer protection laws may allow set-offs against certain amounts owed.

Pay in-Kind ("PIK") Bonds. Pay in-kind bonds are securities which, at the issuer’s option, pay interest in either cash or additional securities for a specified period. Pay in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

Preferred Stock. Preferred stock has a preference over common stock in liquidation (and generally for dividend receipt as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends generally are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Privatization. Privatizations are foreign government programs for selling all or part of the interests in government owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

Receipts. Receipts are sold as zero coupon securities, which mean that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on a security for both accounting and federal income tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

Real Estate Investment Trusts (“REITs”). The Funds may invest in REITs, which pool investors’ money for investment in income producing commercial real estate or real estate related loans or interests.

A REIT is not subject to federal income tax on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. A shareholder in a Fund should realize that by investing in REITs indirectly through a Fund, he or she will bear not only his or her proportionate share of the expenses of a Fund, but also indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

ReFlow Liquidity Program. The Funds may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow Fund, LLC ("ReFlow") provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund up to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to the Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of the Fund. There is no assurance that ReFlow will have sufficient funds available to meet the Fund's liquidity needs on a particular day. Investments in the Fund by ReFlow in connection with the ReFlow liquidity program are not subject to the market timing limitations described in the Funds' prospectus.

Repurchase Agreements. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of a Fund’s custodian at the Federal Reserve Bank. A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after a Fund’s acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time a Fund’s money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller’s obligation must consist of cash or securities that are issued or guaranteed by the United States government or its agencies. The collateral will be held by the custodian or in the Federal Reserve Book Entry System.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from a Fund to the seller subject to the repurchase agreement and is therefore subject to that Fund’s investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by a Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and a Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Fund, the sub-advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Fund may incur a loss if the proceeds to that Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

Reverse Repurchase Agreement, Dollar Roll, and Reverse Dollar Roll Transactions. A reverse repurchase agreement involves a sale by a Fund of securities that it holds to a bank, broker-dealer or other financial institution concurrently with an agreement by a Fund to repurchase the same securities at an agreed-upon price and date. Reverse repurchase agreements are considered borrowing by a Fund and are subject to a Fund’s limitations on borrowing. A dollar roll transaction involves a sale by a Fund of an eligible security to a financial institution concurrently with an agreement by a Fund to repurchase a similar eligible security from the institution at a later date at an agreed-upon price. A reverse dollar roll transaction involves a purchase by a Fund of an eligible security from a financial institution concurrently with an agreement by a Fund to resell a similar security to the institution at a later date at an agreed-upon price. Each Fund will fully collateralize its reverse repurchase agreements, dollar roll and reverse dollar roll transactions in an amount at least equal to a Fund’s obligations under the reverse repurchase agreement, dollar roll or reverse dollar roll transaction by segregating cash or other liquid securities, earmarking cash or other liquid securities or otherwise “covering” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations.

Royalty Trusts. Royalty trusts are structured similarly to REITs. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

Rule 144A Securities. Rule 144A securities are securities exempt from registration on resale pursuant to Rule 144A under the 1933 Act, as amended. Rule 144A securities are traded in the institutional market pursuant to this registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional investors. Due to the relatively limited size of this institutional market, these securities may affect the liquidity of Rule 144A securities to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Nevertheless, Rule 144A securities may be treated as liquid securities pursuant to the Funds' LRM Program.

Sector Focus. If a Fund’s portfolio is overweighted in a certain sector or related sectors, any negative development affecting that sector will have a greater impact on a Fund than a fund that is not overweighted in that sector.

Consumer Discretionary Sector Risk. Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.

Consumer Staples Sector Risk. The consumer staples sector may be affected by food and drug regulations and production methods, fads, marketing campaigns and other factors affecting consumer demand. In particular, tobacco companies may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.

Energy Sector Risk. The profitability of companies in the energy sector is related to worldwide energy prices, exploration, and production spending. Such companies also are subject to risks of changes in exchange rates, government regulation, world events, depletion of resources and economic conditions, as well as market, economic and political risks of the countries where energy companies are located or do business. Oil and gas exploration and production can be significantly affected by natural disasters. Oil exploration and production companies may be adversely affected by changes in exchange rates, interest rates, government regulation, world events, and economic conditions. Oil exploration and production companies may be at risk for environmental damage claims.

Financial Sector Risk. The financial services industries are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected by the foregoing events and the general market turmoil, and it is uncertain whether or for how long these conditions will continue.

Healthcare Sector Risk. The profitability of companies in the healthcare sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly.

Industrials Sector Risk. The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service, industrials sector products in general, and the costs of materials and other commodities. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. Government regulation, world events and economic conditions may affect the performance of companies in the industrials sector. Companies in the industrials sector may be at risk for environmental damage and product liability claims.

Materials Sector Risk. Companies in the materials sector could be adversely affected by commodity price volatility, exchange rates, import controls and increased competition. Production of industrial materials often exceeds demand as a result of overbuilding or economic downturns, leading to poor investment returns. Companies in the materials sector are at risk for environmental damage and product liability claims. Companies in the materials sector may be adversely affected by depletion of resources, technical progress, labor relations, and government regulations.

Technology Sector Risk. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Finally, while all companies may be susceptible to network security breaches, certain companies in the information technology sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses. These risks are heightened for information technology companies in foreign markets.

Telecommunications Services Sector Risk. The telecommunications sector is subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. The domestic telecommunications market is characterized by increasing competition and regulation by various state and federal regulatory authorities. Companies in the telecommunications sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology. Technological innovations may make the products and services of certain telecommunications companies obsolete.

Securities Lending. In order to generate additional income, a Fund may lend its securities pursuant to agreements requiring that the loan be continuously secured by collateral consisting of: (1) cash in U.S. dollars; (2) securities issued or fully guaranteed by the United States government or issued and unconditionally guaranteed by any agencies thereof; or (3) irrevocable performance letters of credit issued by banks approved by each Fund. All collateral must equal at least 100% of the market value of the loaned securities. A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent. In addition, cash collateral invested by the lending Fund is subject to investment risk and the Fund may experience losses with respect to its collateral investments. The SEC currently requires that the following conditions must be met whenever a Fund’s portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Fund must have the ability to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans.

The Trust has appointed Brown Brothers Harriman & Co. (“BBH”) as its lending agent in connection with the Funds’ securities lending program. BBH administers the securities lending program in accordance with operational procedures it has established in conjunction with the Funds. As the securities lending agent, BBH lends certain securities, which are held in custody accounts maintained with BBH, to borrowers that have been approved by the Funds. As securities lending agent, BBH is authorized to execute certain agreements and documents and take such actions as may be necessary or appropriate to carry out the securities lending program.

The dollar amounts of income and fees and compensation paid to all service providers related to the Funds that participated in securities lending activities during the fiscal year (or period) ended June 30, 2019 were as follows:

Fund Name	Investment Income/ Cash Collateral Reinvestment	Premium Income	Compensation	Agency Fee	Admin Fee	Rebate Paid to Borrower	Indemnification Fee	Other Fee	Fees paid for Cash Collateral Management	Aggregate Fees	Net Income	Average on Loan Value
Balanced Fund	$665	$21	$686	$35	$—	$455	$—	$—	$44	$534	$152	$29,038
International Equity Fund	$73,864	$29,317	$103,181	$6,835	$—	$57,616	$—	$—	$5,319	$69,770	$33,411	$3,545,785
International Growth Opportunities Fund	$6,633	$4,697	$11,330	$1,479	$—	$1,472	$—	$—	$437	$3,388	$7,942	$291,531
International Small Cap Fund	$99,583	$106,537	$206,120	$25,902	$—	$33,439	$—	$—	$6,887	$66,228	$139,892	$4,591,241
Large Cap Focused Fund	$213,157	$7,415	$220,572	$6,698	$—	$175,918	$—	$—	$14,894	$197,510	$23,062	$9,929,541
Large Cap Fund	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Large Company Growth Fund	$8,152	$11,782	$19,934	$2,546	$—	$2,960	$—	$—	$633	$6,139	$13,795	$422,059
Ohio Tax-Free Bond Fund	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Small Company Fund	$77,619	$46,790	$124,409	$13,196	$—	$36,437	$—	$—	$5,545	$55,178	$69,231	$3,696,827
Value Fund	$18,112	$652	$18,764	$567	$—	$14,981	$—	$—	$1,223	$16,771	$1,993	$815,395

Securities With Limited Marketability. As a matter of current operating policy, the Ohio Tax-Free Bond Fund may invest in the aggregate up to 10% of its net assets in securities that are not readily marketable, including: participation interests that are not subject to demand features; floating and variable rate obligations as to which the Fund cannot exercise the related demand feature and as to which there is no secondary market; repurchase agreements not terminable within seven days, and lease obligations for which there is no secondary market. This policy is not fundamental for the Fund and may be changed by the Board of Trustees without shareholder approval.

Senior Securities. Senior securities may include any obligation or instrument issued by a Fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Short Sales. In a short sale, a Fund sells a security, which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a “short position” in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest, which accrue during the period of the loan. A short sale is “against the box” if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short. The lending of securities is considered a form of leverage that is included in a lending Fund’s investment limitation related to borrowings. See “Investment Limitations” below.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund’s obligation to deliver the securities sold short is otherwise “covered,” whether by placing assets in a segregated account or otherwise earmarking assets as cover in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short, or otherwise. To the extent a Fund  engages in short sales, it will comply with these requirements.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Stand-By Commitments. When a Fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by a Fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by a Fund, although it could sell the underlying municipal obligation to a third-party at any time.

Each Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, a Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by a Fund will not exceed 10% of the value of a Fund’s total assets calculated immediately after each stand-by commitment is acquired. A Fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Advisor or sub-advisor, as the case may be, present minimal credit risks.

State Risk (Ohio Tax-Free Bond Fund only). Economic and political conditions in a particular state may impact the value of municipal obligations exempt from income tax in that state. With respect to the Ohio Tax–Free Bond Fund, Ohio enjoys a broad and diverse economic base anchored by manufacturing and includes several regional economic centers and corporate headquarters in addition to expanding health care and technology sectors. Ohio's primary source of revenues is through sales and personal income taxes, which have shown steady growth as the state's economy has improved in-line with the broader U.S. economy. The State generally has a careful approach to financial operations and consistently manages to achieve budgetary balance. The State's unemployment rate was 4.1% as of August 2019 . The recent stretch of unemployment near 4.0% is the lowest since spring 2001. The consumer sector in Ohio remains strong across all categories, with durables, nondurables, and services all making contributions to the increase in GDP. Ohio's economy is demonstrating slow but steady growth after steep declines during the Great Recession. The State's economic trend and proactive fiscal management have allowed it to maintain very strong credit ratings. As of August 2019, the State's general obligation debt is rated AA+ by both S&P and Fitch and Aa1 by Moody's. There is no assurance that these trends will continue in the future.

Step Coupon Bonds (“STEPS”). A Fund may invest in STEPS, which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

Structured Investments. Structured investments are derivatives in the form of a unit or units representing an undivided interest(s) in assets held in a trust that is not an investment company as defined in the 1940 Act. A trust unit pays a return based on the total return of securities and other investments held by the trust and the trust may enter into one or more swaps to achieve its goal. For example, a trust may purchase a basket of securities and agree to exchange the return generated by those securities for the return generated by another basket or index of securities. The Funds will purchase structured investments in trusts that engage in such swaps only where the counterparties are approved by the Advisor or sub-advisor, as the case may be.

Structured Notes. A Fund may invest in structured notes, including “total rate of return swaps,” with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes. The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of leverage, which magnifies the risk of loss, because a relatively small decline in the value of a referenced note could result in a relatively large loss in value.

Swap Agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, a Fund must be prepared to make such payments when due. In addition, if the counter-party’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund’s gains or losses. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund’s accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of a Fund’s accrued obligations under the agreement.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating-rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating-rate swaps involve the exchange of fixed interest rate cash flows for floating-rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating-rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating-rate of interest, a Fund may receive less money than it has agreed to pay.

Currency Swaps. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating-rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Credit Default Swaps (“CDSs”). A CDS is an agreement between a Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a referenced debt obligation. One party, acting as a “protection buyer,” makes periodic payments to the other party, a “protection seller,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Acting as a protection seller allows a Fund to create an investment exposure similar to owning a bond. Acting as a protection buyer allows a Fund potentially to reduce its credit exposure to a bond it owns or to take a “short” position in a bond it does not own.

As the protection buyer in a CDS, a Fund may pay a premium (by means of periodic payments) in return for the right to deliver specified bonds or loans to the protection seller and receive the par (or other agreed-upon) value upon default or similar events by the issuer of the underlying reference obligation. If no default occurs, the protection seller would keep the stream of payments and would have no further obligations to the Fund. As the protection buyer, the Fund bears the risk that the investment might expire worthless or that the protection seller may fail to satisfy its payment obligations to the Fund in the event of a default or similar event. In addition, when the Fund is a protection buyer, the Fund’s investment would only generate income in the event of an actual default or similar event by the issuer of the underlying reference obligation.

A Fund may also use credit default swaps for investment purposes by selling a CDS, in which case, the Fund, as the protection seller, would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the protection buyer in the event of a default or similar event by the third-party issuer of the underlying reference obligation. In return for its obligation, the Fund would receive from the protection buyer a periodic stream of payments over the term of the contract. If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations. As the protection seller in a CDS, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. Consistent with SEC staff guidance, if the Fund sells a CDS it will segregate assets equal to the full notional amount of the swap in order to cover its obligations under the instrument.

In addition to the risks applicable to derivatives generally, CDSs involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Options on Swap Agreements (“swaptions”). A Fund also may enter into swaptions. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular swaption, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option by the buyer of the option, the Fund will become obligated according to the terms of the underlying swap agreement.

Whether a Fund’s use of swap agreements or swaptions will be successful in furthering its investment goals will depend on the sub-advisors’ ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Other Types of Financial Instruments. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Funds may also use those instruments, provided that such instruments are consistent with the Funds’ investment goals.

Temporary Defensive Investments. A Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including U.S. government securities, bank obligations, commercial paper rated in the highest rating category by an NRSRO and repurchase agreements involving the foregoing securities), shares of money market investment companies (to the extent permitted by applicable law and subject to certain restrictions) and cash. When a Fund invests in defensive investments, it may not achieve its investment goal.

Tender Option Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third-party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Advisor or sub-advisor as the case may be, will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal of interest on the underlying municipal securities and for other reasons.

Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

Trust Preferred Securities. Trust preferred securities are issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. Trust preferred securities currently permit the issuing entity to treat the interest payments as a tax-deductible cost. These securities, which have no voting rights, have a final stated maturity date and a fixed schedule for periodic payments. In addition, these securities have provisions which afford preference over common and preferred stock upon liquidation, although the securities are subordinated to other, more senior debt securities of the same issuer. The issuers of these securities have the right to defer interest payments for a period of up to five years, although interest continues to accrue cumulatively. The deferral of payments may not exceed the stated maturity date of the securities themselves. The non-payment of deferred interest at the end of the permissible period will be treated as an event of default. At the present time, the Internal Revenue Service treats trust preferred securities as debt.

U.S. Government Securities. U.S. government securities are obligations issued or guaranteed by the U.S. government, its agencies, authorities or instrumentalities. Some U.S. government securities, such as U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds and securities of Ginnie Mae, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of Fannie Mae or Freddie Mac; or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participation interests in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participation interests is limited and, therefore, may be regarded as illiquid.

U.S. Treasury Obligations. U.S. Treasury Obligations are bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as separately traded registered interest and principal securities (“STRIPS”) and coupons under book entry safekeeping (“CUBES”). They also include U.S. Treasury inflation-protection securities (“TIPS”).

Variable- and Floating-Rate Instruments. Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

Warrants and Rights. Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period. Rights are similar to warrants but normally have a short life span to expiration. The purchase of warrants or rights involves the risk that a Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrants’ and rights’ expiration. Also, the purchase of warrants and/or rights involves the risk that the effective price paid for the warrants and/or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. Buying a warrant does not make a Fund a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

When-Issued, Delayed Delivery Securities, and Forward Commitment Transactions. A Fund may purchase securities on a when-issued or delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction. When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring the securities for its investment portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

Yankee Obligations. Yankee obligations (“Yankees”) are U.S. dollar-denominated instruments of foreign issuers who either register with the SEC or issue securities under Rule 144A of the 1933 Act. These consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers’ acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government. Yankee obligations, as obligations of foreign issuers, are subject to the same types of risks discussed above in “Foreign Securities.” The Yankee obligations selected for the Funds will adhere to the same credit quality standards as those utilized for the selection of domestic debt obligations.

Zero Coupon Securities. A Fund may invest in zero coupon bonds of governmental or private issuers that generally pay no interest to their holders prior to maturity. Since zero coupon bonds do not make regular interest payments, they allow an issuer to avoid the need to generate cash to meet current interest payments and may involve greater credit risks than bonds paying interest currently. The Code requires that a Fund accrue interest income on zero coupon bonds for each taxable year, even though no cash has been paid on the bonds, and generally requires a Fund to distribute such income (net of deductible expenses, if any) to avoid being subject to federal income tax and to continue to maintain its status as a regulated investment company under the Code. Because no cash is generally received at the time of accrual, a Fund may be required to sell investments (even if such sales are not advantageous) to obtain sufficient cash to satisfy the distribution requirements applicable to a Fund under the Code. See “Federal Income Taxes,” for more information.

INVESTMENT LIMITATIONS

Fundamental Investment Limitations

Below are each Fund’s fundamental investment limitations (or policies), which it cannot change without the consent of the holders of a majority of that Fund’s outstanding shares. The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.

For the borrowing fundamental policies, which contain percentage limits, the Fund must meet these percentage limits at all times, regardless of whether a portfolio transaction is occurring or the changes are caused by market conditions or other circumstances beyond the Fund’s control. For all other fundamental policies with a percentage limit (collectively, the “Other Policies”), a Fund must apply each policy to each proposed portfolio transaction. For example, both the initial purchase of a security and each subsequent addition to that position must satisfy the Other Policies. However, if the Fund satisfies the Other Policies at the time of a transaction, then later changes in percentages resulting from market conditions or other circumstances beyond the Fund’s control will not violate those policies; but the Fund would not be able to make subsequent additions to that position and other similar positions until the Other Policies are satisfied.

Several of these fundamental investment limitations include the defined term “1940 Act Laws, Interpretations and Exemptions.” This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief applicable to a Fund.

All Funds' Fundamental Investment Limitations except Ohio Tax-Free Bond Fund

1. Diversification. Each Fund, other than the International Growth Opportunities Fund, the Large Cap Focused Fund, the Large Company Growth Fund and the Large Cap Fund, is a “diversified company” as defined in the 1940 Act. This means that a Fund will not purchase the securities of any issuer if, as a result, a Fund would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent a Fund from purchasing the securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

Please refer to number 1 of the “Non-Fundamental Investment Limitations” section for further information.

2. Borrowing Money. A Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

Please refer to number 2 of the “Non-Fundamental Investment Limitations” section for further information.

3. Underwriting. A Fund may not underwrite the securities of other issuers. This restriction does not prevent a Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether a Fund may be considered to be an underwriter under the Securities Act of 1933, as amended.

4. Concentration. A Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit a Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations.

5. Real Estate. A Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent a Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

6. Commodities. A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent a Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

7. Loans. A Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent a Fund from, among other things, purchasing debt obligations, entering repurchase agreements, lending portfolio securities or investing in loans, including assignments and participation interests.

Please refer to number 3 of the “Non-Fundamental Investment Limitations” section for further information.

Ohio Tax-Free Bond Fund Fundamental Investment Limitations

For the purpose of these investment limitations, the identification of the "issuer" of Municipal obligations which are not general obligation bonds is made by the sub-advisor on the basis of the characteristics of the obligation, the most significant of which is the source of funds for the payment of principal of and interest on such obligation.

1. Borrowing Money. The Fund may not engage in borrowing except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

2. Underwriting. The Fund may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.

3. Loans. The Fund may not make loans to other persons except that the Fund may (1) engage in repurchase agreements, (2) lend portfolio securities, (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

4. Real Estate. The Fund may not purchase or sell real estate except that the Fund may (1) hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by real estate or interests in real estate, and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

5. Commodities. The Fund may not purchase or sell physical commodities except that the Fund may (1) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, and (4) purchase or sell futures contracts. This limitation is not applicable to the extent that the tax-exempt obligations, U.S. government obligations and other securities in which the Fund may otherwise invest would be considered to be such commodities, contracts or investments.

6. Concentration. The Fund may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

7. Senior Securities. The Fund may not issue senior securities except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

8. Tax-Exempt Status. The Fund has a fundamental investment policy that under normal circumstances at least 80% of the income it distributes will be exempt from federal income tax, including the federal alternative minimum tax, and Ohio personal income tax.

Except for temporary defensive purposes, the assets of the Fund will be invested so that no more than 20% of the annual income of the Fund will be subject to federal income tax. Under normal market conditions, the Fund anticipates that not more than 5% of its net assets will be invested in any one type of taxable obligation. (See the paragraph entitled "Temporary defensive investments" under the section "Permitted Investments and Risk Factors".)

Additional Information Regarding Investment Limitations

1.Borrowing. The 1940 Act allows the fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

2.Underwriting. Under the 1940 Act, underwriting securities involves the fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

3.Lending. Under the 1940 Act, the fund may only make loans if expressly permitted by its investment policies. The Fund’s current investment policy on lending is as follows: the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in its Statement of Additional Information.

4.Senior Securities. Senior securities may include any obligation or instrument issued by the fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Non-Fundamental Investment Limitations

Each Fund also has adopted certain non-fundamental investment limitations. A non-fundamental investment limitation may be amended by the Board without a vote of shareholders upon 60 day's notice to shareholders. The non-fundamental investment limitations listed below are in addition to other non-fundamental investment limitations disclosed elsewhere in this SAI and the prospectus.

All Funds Non-Fundamental Investment Limitations except Ohio-Tax Free Bond Fund

80% Investment Policy. Certain of the Funds have adopted a policy to invest, under normal circumstances, at least 80% of its “assets” in certain types of investments as suggested by its name (the “80% policy”). Shareholders will be provided with at least 60-days’ prior notice of any change in a Fund’s 80% investment policy.

The following non-fundamental investment limitations apply to each Fund:

1. In complying with the fundamental investment restriction regarding issuer diversification, a Fund will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) a Fund would hold more than 10% of the outstanding voting securities of that issuer. This limitation does not apply to the International Growth Opportunities Fund, the Large Cap Focused Fund, the Large Company Growth Fund or the Large Cap Fund.

2. In complying with the fundamental investment restriction regarding borrowing and issuing senior securities, a Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

3. In complying with the fundamental investment restriction with regard to making loans, a Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that a Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in the Prospectus or Statement of Additional Information.

Ohio Tax-Free Bond Fund Non-Fundamental Investment Limitations

The Fund may not:

1. Pledge, mortgage, or hypothecate assets except to secure borrowings (not to exceed 331/3% of the Fund's assets) permitted by the Fund's fundamental limitation on borrowing.
2. Purchase securities for which there are legal or contractual restrictions on resale if, as a result thereof, more than 10% of the value of the Fund's net assets would be invested in such securities.
3. Sell any securities short or sell put and call options, except to the extent that sales by the Fund of tax-exempt obligations with puts attached or sales by the Fund of other securities in which the Fund may otherwise invest would be considered to be sales of options.

A Fund will determine compliance with the fundamental and non-fundamental investment restriction percentages above (with the exception of the restriction relating to borrowing) and other investment restrictions in this SAI immediately after and as a result of its acquisition of such security or other asset. Accordingly, a Fund will not consider changes in values, net assets, or other circumstances when determining whether the investment complies with its investment restrictions.

TRUSTEES AND OFFICERS

The following is a list of the Trustees and executive officers of the Trust, the length of time served, principal occupations for the past 5 years, and, for the Trustees, number of funds overseen in the Touchstone Fund Complex and other directorships held. All funds managed by the Advisor, the "Touchstone Funds" are part of the “Touchstone Fund Complex.” The Touchstone Fund Complex consists of the Trust, Touchstone Funds Group Trust, Touchstone Institutional Funds Trust and Touchstone Variable Series Trust. The Trustees who are not interested persons of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.”

Interested Trustees(1):

Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(2)	Other Directorships Held During Past 5 Years (3)
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	Trustee and President	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President, Director and CEO of IFS Financial Services, Inc. (a holding company) since 1999; and Senior Vice President and Chief Marketing Officer of Western & Southern Financial Group, Inc. (a financial services company) since 2016.	40
Director, Integrity Life Insurance Co. and National Integrity Life Insurance Co. since 2005; Director, Touchstone Securities (the Distributor) since 1999; Director, Touchstone Advisors (the Advisor) since 1999; Director, W&S Brokerage Services, Inc. since 1999; Director, W&S Financial Group Distributors, Inc. since 1999; Director, Insurance Profillment Solutions LLC since 2014; Director, Columbus Life Insurance Co. since 2016; Director, The Lafayette Life Insurance Co. since 2016; Director, Gerber Life Insurance Company since 2019; Director, Western & Southern Agency, Inc. since 2018; and Director, LL Global, Inc. (not-for-profit trade organization with operating divisions LIMRA and LOMA) since 2016.

Independent Trustees:

Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(2)	Other Directorships Held During Past 5 Years(3)
Karen Carnahan c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati,Ohio 45202 Year of Birth: 1954	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2019	Retired; formerly Chief Operating Officer of Shred-it (a business services company) from 2014 to 2015; formerly President & Chief Operating Officer of the document management division of Cintas Corporation (a business services company) from 2008 to 2014.	40	Director, Cintas Corporation since 2019; Director, Boys & Girls Club of West Chester/Liberty since 2016; and Board of Advisors, Best Upon Request since 2020.
Phillip R. Cox c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1947	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1999	President and CEO of Cox Financial Corp. (a financial services company) since 1971.	40
Director, Cincinnati Bell from 1994 to 2019; Director, Bethesda Inc. (hospital) since 2005; Director, Timken Co. (manufacturing) from 2004 to 2014; Director, TimkenSteel from 2014 to 2019; Director, Diebold, Inc. (technology solutions) since 2004; and Director, Ohio Business Alliance for Higher Education and the Economy since 2005.

William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Senior Vice President and Chief Financial Officer of Cintas Corporation (a business services company) from 1995 to 2015.	40	None.
Susan J. Hickenlooper, CFA c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1946	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2009	Retired from investment management.	40	Trustee, Episcopal Diocese of Southern Ohio from 2014 to 2018.

Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(2)	Other Directorships Held During Past 5 Years(3)
Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Vice President of Portfolio Management at Soin LLC (private multinational holding company and family office) from 2004 to 2020.	40
Director, SaverSystems, Inc. since 2015; Director, Buckeye EcoCare, Inc. from 2013 to 2018; Director, Turner Property Services Group, Inc. since 2017; Trustee, Dayton Region New Market Fund, LLC (private fund) since 2010; and Trustee, Entrepreneurs Center, Inc. (business incubator) since 2006.

William H. Zimmer III c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1953	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2019	Independent Treasury Consultant since 2014.	40
Director, Deaconess Associations, Inc. (healthcare) since 2001; Trustee, Huntington Funds (mutual funds) from 2006 to 2015; and Director, National Association of Corporate Treasurers from 2011 to 2015.

(1) Ms. McGruder, as a director of the Advisor and the Distributor, and an officer of affiliates of the Advisor and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
(2) As of September 30, 2019, the Touchstone Fund Complex consists of 19 series of the Trust, 13 series of Touchstone Funds Group Trust, 1 series of Touchstone Institutional Funds Trust, and 7 variable annuity series of Touchstone Variable Series Trust.
(3) Each Trustee is also a Trustee of Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, and Touchstone Variable Series Trust.

Principal Officers:

Name Address Year of Birth	Position Held with Trust(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	President and Trustee	Until resignation, removal or disqualification President since 2006.	See biography above.

Steven M. Graziano Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1954	Vice President	Until resignation, removal or disqualification Vice President since 2009	President of Touchstone Advisors, Inc.

Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.

Timothy S. Stearns Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2013	Chief Compliance Officer of Touchstone Advisors, Inc.

Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Senior Vice President, Chief Financial Officer, and Chief Operations Officer of IFS Financial Services, Inc. (a holding company).

Meredyth A. Whitford Western & Southern Financial Group 400 Broadway Cincinnati, Ohio 45202 Year of Birth: 1981	Secretary	Until resignation, removal or disqualification Secretary since 2018
Counsel - Securities/Mutual Funds of Western & Southern Financial Group (since 2015); Associate at Morgan Lewis & Bockius LLP (law firm) (2014 to 2015); Associate at Bingham McCutchen LLP (law firm) (2008 to 2014).

(1) Each officer also holds the same office with Touchstone Funds Group Trust, Touchstone Institutional Funds Trust and Touchstone Variable Series Trust.

Additional Information about the Trustees

The Board believes that each Trustee’s experience, qualifications, attributes, or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustees possess the requisite experience, qualifications, attributes, and skills to serve on the Board. The Board believes that the Trustees’ ability to review critically, evaluate, question, and discuss information provided to them; to interact effectively with the Advisor, sub-advisors, other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Trustee can make to the Board and the Funds.

In addition, the following specific experience, qualifications, attributes and skills apply as to each Trustee: Ms. McGruder has experience as a chief executive officer of a financial services company and director of various other businesses, as well as executive and leadership roles within the Advisor; Ms. Carnahan has experience as a president and chief operating officer of a division of a global company and as treasurer of a global company; Mr. Cox has experience as a chief executive officer of a financial services company and as a director of companies from varied industries; Mr. Gale has experience as a chief financial officer, an internal auditor of various global companies, and has accounting experience as a manager at a major accounting firm; Ms. Hickenlooper has executive and board experience at various businesses, foundations and charitable organizations; Mr. Robie has portfolio management experience at a private multinational holding company; and Mr. Zimmer has experience as a chief executive officer, chief financial officer, and treasurer of various financial services, telecommunications and technology companies.

In its periodic self-assessment of its effectiveness, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any Trustee or on the Board by reason thereof.

Board Structure

The Board is composed of seven Independent Trustees and one Interested Trustee, Jill T. McGruder, who is Chairperson of the Board. The Independent Trustees have appointed Phillip R. Cox to serve as the Lead Independent Trustee. Ms. McGruder oversees the day-to-day business affairs of the Trust and communicates with Mr. Cox regularly on various Trust issues, as appropriate. Mr. Cox, among other things, chairs meetings of the Independent Trustees, serves as a spokesperson for the Independent Trustees, and serves as a liaison between the Independent Trustees and the Trust’s management between Board meetings. Except for any duties specified, the designation of Lead Independent Trustee does not impose on such Independent Trustee any duties, obligations, or liability that is greater than the duties, obligations, or liability imposed on such person as a member of the Board, generally. The Independent Trustees are advised at these meetings, as well as at other times, by separate, independent legal counsel.

The Board holds four regular meetings each year to consider and address matters involving the Trust and its Funds. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person or by telephone.

The Board has established a committee structure that includes an Audit Committee and a Governance Committee (discussed in more detail below). The Board conducts much of its work through these Committees. Each Committee is comprised entirely of Independent Trustees, which ensures that the Funds have effective and independent governance and oversight.

The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Interested Chairperson and a Lead Independent Trustee, is appropriate and in the best interests of the Trust because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees and the full Board in a manner that enhances effective oversight. The Board believes that having an Interested Chairperson is appropriate and in the best interests of the Trust given: (1) the extensive oversight provided by the Trust’s Advisor over the affiliated and unaffiliated sub-advisors that conduct the day-to-day management of the Funds of the Trust; (2) the extent to which the work of the Board is conducted through the standing Committees; (3) the extent to which the Independent Trustees meet regularly, together with independent legal counsel, in the absence of the Interested Chairperson; and (4) the Interested Chairperson’s additional roles as a director of the Advisor and the Distributor and senior executive of IFS Financial Services, Inc., the Advisor’s parent company, and of other affiliates of the Advisor, which enhance the Board’s understanding of the operations of the Advisor and the role of the Trust and the Advisor within Western & Southern Financial Group, Inc. The Board also believes that the role of the Lead Independent Trustee within the leadership structure is integral to promoting independent oversight of the Funds’ operations and meaningful representation of the shareholders’ interests. In addition, the Board believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from the Trust’s management.

Board Oversight of Risk

Consistent with its responsibilities for oversight of the Trust and its Funds, the Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Funds. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Under the overall oversight of the Board, the Advisor, sub-advisors, and other key service providers to the Funds, including the administrator, the distributor, the transfer agent, the custodian, and the independent auditors, have also implemented a variety of processes, procedures and controls to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers.

The Board requires senior officers of the Trust, including the Chief Compliance Officer (“CCO”), to report to the Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee receive regular reports from the Trust’s independent auditors on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Trust’s CCO, including meetings in executive sessions, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program. In addition, the Board also receives reports from the Advisor on the investments and securities trading of the Funds, including their investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of those investments. The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the sub-advisors to the Funds.

Standing Committees of the Board

The Board is responsible for overseeing the operations of the Trust in accordance with the provisions of the 1940 Act and other applicable laws and the Trust’s Declaration of Trust. The Board has established the following Committees to assist in its oversight functions. Each Committee is composed entirely of Independent Trustees.

Audit Committee. All of the Independent Trustees are members of the Audit Committee. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies, practices and internal controls. Mr. Gale is the Chair of the Audit Committee. During the twelve months ended June 30, 2019, the Audit Committee held five meetings.

Governance Committee. All of the Independent Trustees are members of the Governance Committee. The Governance Committee is responsible for overseeing the Trust’s compliance program and compliance issues, procedures for valuing securities and responding to any pricing issues. Ms. Hickenlooper is the Chair of the Governance Committee. The Governance Committee held four meetings during the twelve months ended June 30, 2019.

In addition, the Governance Committee is responsible for recommending candidates to serve on the Board. The Governance Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to Ms. Susan J. Hickenlooper, Chair of the Governance Committee, c/o Touchstone Funds, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Governance Committee (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.

Trustee Ownership in the Touchstone Fund Complex

The following table reflects the Trustees’ beneficial ownership in the Funds (i.e., dollar range of securities in each Fund) and the Touchstone Fund Complex as of December 31, 2018.

	Interested Trustee	Independent Trustees
Funds	Jill T. McGruder	Karen Carnahan(2)	Phillip R. Cox	William C. Gale	Susan J. Hickenlooper	Kevin A. Robie	Edward J. VonderBrink(4)	William H. Zimmer III(3)
Balanced Fund	None	None	None	None	None	None	None	None
International Equity Fund	None	None	None	None	None	None	None	None
International Growth Opportunities Fund	None	None	None	None	None	None	None	None
International Small Cap Fund	None	None	None	None	$10,001-$50,000	None	None	None
Large Cap Focused Fund	None	None	None	None	None	None	None	None
Large Cap Fund	None	None	None	None	None	None	None	None
Large Company Growth Fund	None	None	None	None	None	None	None	None
Ohio Tax-Free Bond Fund	None	None	None	None	None	None	None	None
Small Company Fund	None	None	None	None	None	None	None	None
Value Fund	$1-$10,000	None	None	None	None	None	None	None
Aggregate Dollar Range of Securities in the Touchstone Fund Complex(1)	Over $100,000	None	None	None	Over $100,000	None	Over $100,000	None
(1) As of September 30, 2019, the Touchstone Fund Complex consisted of 19 series of the Trust, 13 series of Touchstone Funds Group Trust, 1 series of Touchstone Institutional Funds Trust and 7 variable annuity series of Touchstone Variable Series Trust.
(2) Ms. Carnahan became a Trustee of the Trust on May 15, 2019.
(3) Mr. Zimmer became a Trustee of the Trust on August 21, 2019.
(4) Mr. VonderBrink retired as a Trustee of the Trust on December 31, 2019.

Trustee Compensation

The following table shows the compensation paid to the Trustees by the Trust and the aggregate compensation paid by the Touchstone Fund Complex during the twelve months ended June 30, 2019.

Name	Compensation from the Trust	Aggregate Compensation from the Touchstone Fund Complex(1)
Interested Trustee
Jill T. McGruder	$0	$0
Independent Trustees(2)
Karen Carnahan(3)	$14,667	$32,000
Phillip R. Cox	$73,699	$153,500
William C. Gale	$67,984	$141,500
Susan J. Hickenlooper	$67,984	$141,500
Kevin A. Robie	$62,268	$129,500
Edward J. VonderBrink(5)	$62,268	$129,500
William H. Zimmer III(4)	$0	$0
(1) As of September 30, 2019, the Touchstone Fund Complex consisted of 19 series of the Trust, 13 series of Touchstone Funds Group Trust, 1 series of Touchstone Institutional Funds Trust and 7 variable annuity series of Touchstone Variable Series Trust.
(2) The Independent Trustees are eligible to participate in the Touchstone Trustee Deferred Compensation Plan which allows them to defer payment of a specific amount of their Trustee compensation, subject to a minimum quarterly reduction of $1,000. The total amount of deferred compensation accrued by the Independent Trustees from the Touchstone Fund Complex during the fiscal year ended June 30, 2019 was $129,500.00.
(3) Ms. Carnahan became a Trustee of the Trust on May 15, 2019.

(4) Mr. Zimmer became a Trustee of the Trust on August 21, 2019.
(5) Mr. VonderBrink retired as a Trustee of the Trust on December 31, 2019.

The following table shows the Trustee quarterly compensation schedule:

	Quarterly Retainer	Governance Committee	Audit Committee	Board Meeting Fees
Retainer and Meeting Attendance Fees	21,000*	$4,500	$4,500	$5,000

Lead Independent Trustee Fees	$6,000

Committee Chair Fees	$1,000	$2,000	$2,000
* Prior to January 1, 2020 this retainer fee was $18,000.

Telephonic Meeting Attendance Fee = $1,500

All fees are typically divided equally among the Funds comprising the Touchstone Fund Complex.

Independent Trustee compensation and Trustee and officer expenses are typically divided equally among the series comprising the Touchstone Fund Complex.

THE ADVISOR

Touchstone Advisors, Inc. (previously defined as the “Advisor” or “Touchstone Advisors”), is the Funds’ investment advisor under the terms of an advisory agreement (the “Advisory Agreement”) dated May 1, 2000. Under the Advisory Agreement, the Advisor reviews, supervises, and administers the Funds’ investment program, subject to the oversight of, and policies established by, the Board of the Trust (the “Trustees”). The Advisor determines the appropriate allocation of assets to each Fund’s sub-advisor(s).

The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties, but shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties.

The continuance of the Advisory Agreement as to the Funds after the first two years must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Fund, and, in either case, (ii) by the vote of a majority of the Board who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to a Fund, by a majority of the outstanding shares of the Fund, on sixty days’ written notice, without the payment of any penalty, by the Board, by a vote of a majority of a Fund’s outstanding voting securities, or by the Advisor.

The Advisor is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of Western-Southern Life Assurance Company. Western-Southern Life Assurance Company is a wholly-owned subsidiary of The Western and Southern Life Insurance Company, which is a wholly-owned subsidiary of Western & Southern Financial Group, Inc. Western & Southern Financial Group Inc. is a wholly-owned subsidiary of Western & Southern Mutual Holding Company (“Western & Southern”). Western & Southern is located at 400 Broadway, Cincinnati, Ohio 45202. Ms. Jill T. McGruder may be deemed to be an affiliate of the Advisor because she is a Director of the Advisor and an officer of affiliates of the Advisor. Ms. McGruder, by reason of these affiliations, may directly or indirectly receive benefits from the advisory fees paid to the Advisor.

Manager-of-Managers Structure

The SEC has granted an exemptive order that permits the Trust or the Advisor, under certain circumstances, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval (a “manager-of-managers structure”). The Trust, on behalf of each Fund, seeks to achieve its investment goal by using a “manager-of-managers” structure. Under a manager-of-managers structure, the Advisor acts as investment advisor, subject to direction from and oversight by the Board, to allocate and reallocate the Fund’s assets among sub-advisors, and to recommend that the Trustees hire, terminate or replace unaffiliated sub-advisors without shareholder approval. By reducing the number of shareholder meetings that may have to be held to approve new or additional sub-advisors for the Fund, the Trust anticipates that there will be substantial potential cost savings, as well as the opportunity to achieve certain management efficiencies, with respect to any Fund in which the manager-of-managers approach is chosen. Shareholders of a Fund will be notified of a change in its sub-advisor.

Fees Paid to the Advisor

For its services, the Advisor is entitled to receive an investment advisory fee from each Fund at an annualized rate, based on the average daily net assets of the Fund, as set forth below. Each Fund’s advisory fee is accrued daily and paid monthly, based on the Fund’s average net assets during the current month.

Fund	Annual Advisory Fee Rate
Balanced Fund	0.55% on the first $200 million; 0.50% on the next $200 million; 0.45% on the next $600 million; 0.40% on the next $1 billion; and 0.35% on assets in excess of $2 billion
International Equity Fund	0.70% on the first $500 million; 0.65% on the next $300 million; 0.60% on the next $200 million; 0.50% on the next $1 billion; and 0.40% on assets in excess of $2 billion
International Growth Opportunities Fund	0.80% on all assets
International Small Cap Fund
0.95% on the first $300 million;
0.90% on the next $200 million;
0.85% on the next $250 million;
0.80% on the next $250 million;
0.75% on the next $500 million;
0.70% on the next $500 million; and
0.65% on assets in excess of $2 billion

Large Cap Focused Fund	0.70% on the first $500 million; 0.65% on the next $300 million; 0.60% on the next $200 million; 0.50% on the next $1 billion; and 0.40% on assets in excess of $2 billion
Large Cap Fund	0.60% on the first $500 million; 0.54% on the next $500 million; and 0.50% on assets in excess of $1 billion
Large Company Growth Fund	0.60% on all assets
Ohio Tax-Free Bond Fund	0.50% on the first $100 million; 0.45% on the next $100 million; 0.40% on the next $100 million; and 0.375% on assets in excess of $300 million
Small Company Fund	0.70% on the first $500 million; 0.65% on the next $300 million; 0.60% on the next $200 million; 0.50% on the next $1 billion; and 0.40% on assets in excess of $2 billion
Value Fund	0.65% on all assets

Each Fund shall pay the expenses of its operation, including but not limited to the following: (i) charges and expenses for Fund accounting, pricing and appraisal services and related overhead, (ii) the charges and expenses of the Fund’s auditors; (iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Trust with respect to the Fund; (iv) brokers’ commissions, and issue and transfer taxes, chargeable to the Fund in connection with securities transactions to which the Fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and fees payable to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Fund and/or shares of the Fund with the SEC, state or blue sky securities agencies and foreign countries, including the preparation of Prospectuses and Statements of Additional Information for filing with the SEC; (vii) all expenses of meetings of Trustees and of shareholders of the Fund and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust and the Independent Trustees; (ix) compensation of Independent Trustees of the Trust; and (x) interest on borrowed money, if any. The compensation and expenses of any officer, Trustee or employee of the Trust who is an affiliated person of the Advisor are paid by the Advisor. Each class of shares of a Fund pays its respective pro rata portion of the advisory fee payable by the Fund.

Expense Limitation Agreement. Touchstone Advisors has contractually agreed to waive fees and reimburse expenses to the extent necessary to ensure each Fund’s total annual operating expenses do not exceed the contractual limits set forth in the Fund’s Fees and Expenses table in the Summary section of the Prospectus. Expenses that are not waived or reimbursed by the Advisor include dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Funds' liquidity provider; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any, and other extraordinary expenses not incurred in the ordinary course of business (“Excluded Expenses”). The Fund bears the costs of these Excluded Expenses. The contractual limits set forth in each Fund's Fees and Expenses table in the summary section of the Prospectus have been adjusted to include the effect of Rule 12b-1 fees, shareholder servicing fees and other anticipated class specific expenses, if applicable. Fee waivers or expense reimbursements are calculated and applied monthly, based on the Fund’s average net assets during the month. The terms of Touchstone Advisors’ contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Fund’s Board, such amounts waived or reimbursed for a period of up to three years from the date on which Touchstone Advisors reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Advisor only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.

Advisory Fees and Fee Waivers or Reimbursements. For the three most recent fiscal years (or periods) the Funds paid advisory fees and received waivers and/or reimbursements as shown in the following table.

Fund	Date of Fiscal Period End	Gross Advisory Fee Paid	Fees Waived/Recouped
Balanced Fund(1)	11/30/2016	$1,660,856	None
	11/30/2017	$1,780,771	$28,413
	6/30/2018	$996,772	$118,730
	6/30/2019	$1,701,922	$261,732
International Equity Fund(1)	11/30/2016	$1,059,783	None
	11/30/2017	$1,339,833	$37,546
	6/30/2018	$808,770	$98,681
	6/30/2019	$1,132,809	$158,367
International Growth Opportunities Fund(2)	6/30/2017	$157,890	$148,884
	6/30/2018	$259,908	$110,285
	6/30/2019	$288,306	$189,802
International Small Cap Fund	6/30/2017	$3,241,088	$154,688
	6/30/2018	$3,178,374	$104,947
	6/30/2019	$2,290,234	$171,450
Large Cap Focused Fund(1)	11/30/2016	$12,005,685	$16,833
	11/30/2017	$11,641,206	$94,117
	6/30/2018	$6,180,210	$1,304,229
	6/30/2019	$10,211,605	$2,201,447
Large Cap Fund(3)	6/30/2017	$2,248,327	$483,825
	6/30/2018	$2,507,972	$472,071
	6/30/2019	$2,233,703	$459,782
Large Company Growth Fund(4)	6/30/2017	$1,434,291	$258,347
	6/30/2018	$1,692,905	$258,745
	6/30/2019	$1,639,534	$267,832
Ohio Tax-Free Bond Fund	6/30/2017	$273,532	$177,565
	6/30/2018	$235,247	$151,489
	6/30/2019	$238,065	$163,917
Small Company Fund(1)	11/30/2016	$6,279,690	$15,217
	11/30/2017	$7,434,256	$29,439
	6/30/2018	$4,493,912	$596,684
	6/30/2019	$7,622,197	$1,008,474
Value Fund	6/30/2017	$2,420,893	$634,346
	6/30/2018	$2,526,416	$708,284
	6/30/2019	$2,230,056	$667,140
(1)Prior to October 28, 2017, Sentinel Predecessor Funds paid advisory fees to the their investment advisor, Sentinel Asset Management, Inc. Prior to June 30, 2018, the Fund had a fiscal year end of November 30.
(2)Effective April 17, 2018, the Fund's investment advisory fee was contractually reduced from 0.90% on the first $500 million; 0.85% on the next $1.5 billion; and 0.80% on assets in excess of $2 billion to 0.80% on the Fund's average daily net assets.
(3) Effective June 1, 2019, the Fund's investment advisory fee was contractually reduced from 0.70% on the first $500 million; 0.64% on the next $500 million; and 0.60% on assets in excess of $1 billion to 0.60% on the first $500 million; 0.54% on the next $500 million; and 0.50% on assets in excess of $1 billion on the Fund's average daily net assets.
(4) Effective September 1, 2019, the Fund's investment advisory fee was contractually reduced from 0.75% on the first $500 million; 0.725% on the next $1.5 billion; and 0.70% on assets in excess of $2 billion to 0.60% on the Fund's average daily net assets.

THE SUB-ADVISORS AND PORTFOLIO MANAGERS

The Advisor has selected sub-advisors (each a "Sub-Advisor" or collectively the “Sub-Advisors”) to manage all or a portion of a Fund’s assets, as allocated by the Advisor. The Sub-Advisors make the investment decisions for the Fund assets allocated to them, and continuously review, supervise and administer a separate investment program, subject to the oversight of, and policies established by, the Board.

Each sub-advisory agreement provides that a Sub-Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

For their respective services, the Sub-Advisors receive a fee from the Advisor with respect to each Fund that it sub-advises. Each Sub-Advisor’s fee is accrued daily and paid monthly, based on the Fund’s average net assets allocated to the Sub-Advisor during the current month. The compensation of any officer, director, or employee of the Sub-Advisor who is rendering services to a Fund is paid by the Sub-Advisor. For the three most recent fiscal years (or periods) the Advisor paid the following sub–advisory fees with respect to each Fund:

Fund	Date of Fiscal Period End	Sub-Advisory Fees Paid
Balanced Fund	11/30/2016(1)	N/A
	11/30/2017(2)	$81,746
	6/30/2018(3)	$498,386
	6/30/2019	$850,961
International Equity Fund	11/30/2016(1)	N/A
	11/30/2017(2)	$65,184
	6/30/2018(3)	$404,385
	6/30/2019	$566,404
International Growth Opportunities Fund	6/30/2017	$75,165
	6/30/2018	$129,954
	6/30/2019	$144,153
International Small Cap Fund	6/30/2017	$1,714,737
	6/30/2018	$1,682,430
	6/30/2019	$1,205,752
Large Cap Focused Fund	11/30/2016(1)	N/A
	11/30/2017(2)	$525,828
	6/30/2018(3)	$3,090,105
	6/30/2019	$5,105,803
Large Cap Fund	6/30/2017	$1,122,625
	6/30/2018	$1,253,986
	6/30/2019	$1,116,852
Large Company Growth Fund	6/30/2017	$671,748
	6/30/2018	$902,883
	6/30/2019	$874,418
Ohio Tax-Free Bond Fund	6/30/2017	$109,254
	6/30/2018	$94,097
	6/30/2019	$95,226
Small Company Fund	11/30/2016(1)	N/A
	11/30/2017(2)	$361,609
	6/30/2018(3)	$2,246,956
	6/30/2019	$3,811,098
Value Fund	6/30/2017	$1,115,844
	6/30/2018	$1,166,038
	6/30/2019	$1,029,257
(1) The Sentinel Fund’s Predecessor Fund, prior to the Reorganizations on October 28, 2017, did not utilize a sub-advisor.
(2) For the period October 28, 2017 through November 30, 2017.
(3) For the period December 1, 2017 through June 30, 2018. Prior to June 30, 2018, the Fund had a fiscal year end of November 30.

Sub-Advisor Control. This section presents the Sub-Advisor’s control persons.

·      Russell Investments Implementation Services, LLC is wholly-owned by Russell Investments US Institutional Holdco, Inc., an indirect, wholly-owned subsidiary of Russell Investments Group, Ltd. (“RIGROUP”), a Cayman company. Through RIGROUP, the limited partners of certain private equity funds affiliated with TA Associates Management, L.P. indirectly hold a majority ownership interest and the limited partners of certain private equity funds affiliated with Reverence Capital Partners, L.P. indirectly hold a significant minority ownership interest in the Company and its affiliates. The Company and its affiliates are collectively referred to as “Russell Investments.”
·                  DSM Capital Partners LLC ("DSM") is controlled by Daniel Strickberger and Stephen Memishian.

·                  Fort Washington Investment Advisors, Inc. ("Fort Washington") is a wholly owned subsidiary of Western & Southern and is therefore an affiliate of Touchstone Advisors and Touchstone Securities. Ms. McGruder may be deemed to be an affiliate of Fort Washington.
·                  London Company of Virginia, doing business as The London Company (“The London Company”), is an SEC-registered investment advisor. Stephen Goddard, founder, is deemed a control person of The London Company as the firm's majority owner.
·                  Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”) is a subsidiary of BrightSphere Investment Group Inc., a NYSE-listed company.

The following charts list for each of the Funds’ portfolio managers (i) the number of their other managed accounts per investment category: (ii) the number of and total assets of such other investment accounts managed where the advisory fee is based on the performance of the account, and (iii) their beneficial ownership in their managed Fund(s) at the end of the June 30, 2019 fiscal year. Listed below the charts applicable to each Sub-Advisor's group of portfolio managers is (i) a description of each portfolio manager’s compensation structure as of June 30, 2019, and (ii) a description of any material conflicts that may arise in connection with each portfolio manager’s management of the Fund’s investments and the investments of the other accounts included in the chart and any material conflicts in allocation of investment opportunities between the Fund and other accounts managed by each portfolio manager as of June 30, 2019.

International Growth Opportunities Fund and Large Company Growth Fund

Sub-Advisor: DSM Capital Partners LLC

Portfolio Manager/Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Daniel Strickberger
Registered Investment Companies	3	$450	0	$0
Other Pooled Investment Vehicles	11	$1,084	0	$0
Other Accounts	1,689	$5,510	7	$1,198
The information in the table above is dated June 30, 2019.

Ownership of Shares of the Fund. The following table indicates for the Fund, the dollar range of shares beneficially owned by the portfolio managers as of June 30, 2019:

Dollar Range of Fund Shares Owned
Portfolio Manager	International Growth Opportunities Fund	Large Company Growth Fund
Daniel Strickberger	None	None

Compensation. The portfolio manager receives a base salary commensurate with his level of experience. DSM’s goal is to maintain base salaries and bonus compensation competitive with the broad investment industry (including alternative investment firms). Bonus compensation, which is a multiple of base salary, is based on an employee’s long-term performance. The portfolio manager’s contribution to fundamental research, valuation work and portfolio management is considered, both within and beyond the portfolio. Collaboration is expected and rewarded. Importantly, the entire investment team, as well as other employees of the firm, are also shareholders of DSM. This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.

Material Conflicts of Interest. Because DSM performs investment advisory services for many types of clients, in general, various conflicts of interest could arise. For instance, DSM may give advice and take action with respect to its other clients that may differ from advice given or the timing or nature of action taken with respect to the Fund. DSM does not have an obligation to purchase or sell for a Fund, or to recommend for purchase or sale by a Fund, any security that DSM, its principals, its affiliates, or its employees may purchase for themselves or for their clients at the same time or at the same price.

DSM has adopted a Code of Ethics describing its commitment to integrity and high ethical standards. The Code of Ethics is based upon the principle that DSM and its employees owe a fiduciary duty to clients to conduct their affairs, including their personal securities transactions, in such a manner as to avoid any actual or potential conflict of interests. DSM’s Code of Ethics contains provisions relating to the prohibition against trading on material, non-public information. The Code of Ethics also describes permissible personal securities transactions, permissible gifts and entertainment, and permissible outside business activities as well as protecting the confidentiality of client information. All employees of DSM must acknowledge the terms of the Code of Ethics annually and as amended.

To align the interests of its employees with its clients, DSM encourages its employees to personally invest in the same portfolios and securities as its clients. This may cause a conflict as DSM, its employees and their related accounts may invest in the same securities, and at the same times, that it purchases and sells for clients. Moreover, DSM may purchase or sell securities for clients in which DSM, its employees, and their immediate family members have an interest. For instance, DSM may recommend that a client invest in a pooled investment vehicle that it advises or in which its employees are invested. This also presents a conflict of interests.

To address these, and other potential conflicts, DSM’s employees and their immediate family members are required to follow DSM’s Code of Ethics. Under the Code of Ethics, employees of DSM and their immediate family members must obtain pre-clearance for certain securities transactions. Approval of an employee or employee-related transaction is based upon a careful review by DSM’s Chief Compliance Officer. Certain classes of securities have been designated as exempt, not needing pre-clearance, based upon a determination that these would not materially interfere with the best interest of DSM’s clients. Account statements of employees of DSM and their immediate family members are also reviewed periodically by the Chief Compliance Officer of DSM. Nonetheless, because the Code of Ethics permits employees and immediate family member to invest in the same securities as clients, there is a possibility that employees and immediate family members might benefit from market activity resulting from a client transaction. Employee accounts and accounts of their immediate family members that trade in the same securities as clients are aggregated. These accounts and the client accounts will share commission costs, be allocated on a pro rata basis, and receive securities at the same average price. DSM retains records of the pre-allocation trade order (specifying each participating account) and its allocation, which will be completed prior to the entry of the aggregated order. Completed orders will be allocated as specified in the trade order. Partially filled orders will typically be allocated on a pro rata basis. Any exceptions will be documented.

Value Fund

Sub-Advisor: Barrow, Hanley, Mewhinney & Strauss, LLC

Portfolio Manager/Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
David Ganucheau, CFA(1)
Registered Investment Companies	2	$9,868.9	1	$9,553.5
Other Pooled Investment Vehicles	1	$303.6	0	$0
Other Accounts	23	$2,196.9	0	$0
Mark Giambrone(2)
Registered Investment Companies	8	$14,690.6	2	$10,992.8
Other Pooled Investment Vehicles	1	$319.1	0	$0
Other Accounts	37	$5,179.0	0	$0
Lewis Ropp(3)
Registered Investment Companies	4	$1,334.1	0	$0
Other Pooled Investment Vehicles	1	$146.3	0	$0
Other Accounts	51	$5,399.0	1	$415.9
1Mr. Ganucheau is a member of various teams managing 76 other accounts and $28.7 billion in assets.
2Mr. Giambrone is a member of various teams managing 122 other accounts and $46.1 billion in assets
3 Mr. Ropp is a member of various teams managing 124 other accounts and $14.3 billion in assets.

The information in the table above is dated June 30, 2019.

Ownership of Shares of the Fund. The following table indicates for the Fund, the dollar range of shares beneficially owned by the portfolio managers as of June 30, 2019:

Portfolio Manager	Dollar Range of Beneficial Ownership
David Ganucheau, CFA	None
Mark Giambrone	None
Lewis Ropp	None

Material Conflicts of Interest.

Conflicts of Interest Disclosure for Registered Investment Company clients, private commingled fund clients, and other clients:

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account including mutual fund or private commingled fund accounts. BHMS manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored or disfavored at the expense of another. Investment management and trading policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

Conflicts of Interest When Voting Proxies:

Barrow Hanley’s proxy voting policy is designed to address potential conflicts in situations where the Firm invests in equity securities of corporations that are also clients of the Firm or conduct other business with the Firm. Barrow Hanley seeks to mitigate potential conflicts by:

•	Making voting decisions for the benefit of the shareholder(s), our clients;

•	Uniformly voting every proxy based on Barrow Hanley’s internal research and consideration of Glass Lewis’ recommendations; and

•	Documenting the votes of companies who are also clients of the Firm.

If a material conflict of interest exists, members from the Proxy Voting and Oversight Committees shall determine whether clients should have an opportunity to vote their proxies themselves, or to address the voting issue through other objective means, such as voting in a manner consistent with a predetermined voting policy or accepting the voting recommendation of Glass Lewis.

Compensation. The compensation of our investment professionals is tied to their overall contribution to the success of BHMS. In addition to base salary, all portfolio managers and analysts are eligible to participate in a bonus pool. The amount of bonus compensation is based on quantitative and qualitative factors and may be substantially higher than an investment professional’s base compensation. Portfolio managers and analysts are rated on their value added to the overall investment process and to performance, as well as their contributions in other areas, such as meetings with clients and consultants. Compensation is not tied to a published or private benchmark. Bonus compensation for analysts is directly tied to their investment recommendations, which are evaluated every six months versus the appropriate industry group/sector benchmark based on trailing one-year and three-year relative performance. The final key component of compensation that is shared by most of our key employees, including all portfolio managers and the majority of our analysts, is economic ownership in BHMS through a limited partnership that owns a 24.9% equity interest in BHMS LLC. Equity owners receive, on a quarterly basis, a share of BHMS's profits, which are, to a great extent, related to the performance of the entire investment team.

International Small Cap Fund

Sub-Advisor: Russell Investments Implementation Services, LLC ("RIIS")

Portfolio Manager/Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Wayne A. Hollister
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	4	$666	0	0
The information in the table above is dated June 24, 2020.

Ownership of Shares of the Fund. The following table indicates for the Fund, the dollar range of shares beneficially owned by the portfolio managers as of June 24, 2020:

Portfolio Manager	Dollar Range of Fund Shares Owned
Wayne A. Hollister	None

Material Conflicts of Interest. The portfolio manager’s management of other accounts may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. A potential conflict of interest may arise where another account has the same investment objective as the Fund, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, RIIS has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Compensation. The portfolio manager receives a variable rate compensation based on a fixed percentage of the Fund’s assets under management. As such, asset levels of the Fund will directly affect RIIS’s profits.

Large Cap Fund

Sub-Advisor: London Company of Virginia d/b/a The London Company.

Portfolio Manager/Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Stephen Goddard
Registered Investment Companies	4	$2,621	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	525	$6,272	2	$8.3
Mark E DeVaul
Registered Investment Companies	4	$2,621	0	$0.0
Other Pooled Investment Vehicles	0	$0	0	$0.0
Other Accounts	525	$6,272	0	$0.0
J. Brian Campbell
Registered Investment Companies	4	$2,621	0	$0.0
Other Pooled Investment Vehicles	0	$0	0	$0.0
Other Accounts	525	$6,272	0	$0.0
Jonathan Moody
Registered Investment Companies	4	$2,621	0	$0.0
Other Pooled Investment Vehicles	0	$0	0	$0.0
Other Accounts	525	$6,272	0	$0.0
Sam Hutchings
Registered Investment Companies	4	$2,621	0	$0.0
Other Pooled Investment Vehicles	0	$0	0	$0.0
Other Accounts	525	$6,272	0	$0.0

The information in the table above is dated June 30, 2019.

Ownership of Shares of the Fund. The following table indicates for the Fund, the dollar range of shares beneficially owned by the portfolio managers as of June 30, 2019:

Portfolio Manager	Dollar Range of Fund Shares Owned
Stephen Goddard	Over $1,000,000
Mark E. DeVaul	None
J. Brian Campbell	$50,001 - $100,000
Jonathan Moody	$500,001 - $1,000,000
Sam Hutchings	$10,001 - $50,000

Material Conflicts of Interest. Actual or potential conflicts of interest may arise when the portfolio manager has management responsibilities for more than one client account including and not limited to the execution and allocation of investment opportunities, use of soft dollars and other brokerage practices, and personal securities trading. The London Company has adopted policies and procedures it believes are reasonably designed to address such conflicts.

Compensation. Portfolio managers are compensated through salary and bonus. In addition to base salaries, portfolio managers are eligible to receive bonus compensation based on their individual contribution to the research effort as well as client retention, sales and overall firm performance. They also have a potential for ownership after a reasonable tenure with the firm.

Balanced Fund, International Equity Fund, Large Cap Focused Fund, Ohio Tax-Free Bond Fund and Small Company Fund

Sub-Advisor: Fort Washington Investment Advisors, Inc.
Balanced Fund

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Timothy J. Policinski
Registered Investment Companies	4	$445	0	$0
Other Pooled Investment Vehicles	2	$727.3	0	$0
Other Accounts	58	$1,857	0	$0
Daniel J. Carter
Registered Investment Companies	4	$445	0	$0
Other Pooled Investment Vehicles	2	$727.3	0	$0
Other Accounts	58	1,857	0	$0
James Wilhelm
Registered Investment Companies	6	$3,259	0	$0
Other Pooled Investment Vehicles	1	$467.3	0	$0
Other Accounts	32	$2,260.6	0	$0
Ownership of Shares of the Fund. The following table indicates for the Fund, the dollar range of shares beneficially owned by the portfolio managers as of June 30, 2019:

Portfolio Manager	Dollar Range of Beneficial Ownership
Timothy J. Policinski	None
Daniel J. Carter	None
James Wilhelm	None
International Equity Fund

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Andrew Boczek
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Ownership of Shares of the Fund. The following table indicates for the Fund, the dollar range of shares beneficially owned by the portfolio managers as of June 30, 2019:

Portfolio Manager	Dollar Range of Beneficial Ownership
Andrew Boczek	$10,001 - $50,000
Large Cap Focused Fund

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
James Wilhelm
Registered Investment Companies	6	$1,865.9	0	$0
Other Pooled Investment Vehicles	1	$467.3	0	$0
Other Accounts	32	$2,260.6	0	$0
Ownership of Shares of the Fund. The following table indicates for the Fund, the dollar range of shares beneficially owned by the portfolio managers as of June 30, 2019:

Portfolio Manager	Dollar Range of Beneficial Ownership
James Wilhelm	None

Ohio Tax-Free Bond Fund

Portfolio Manager/Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
John Goetz
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2	$8.9	0	$0
Rick Ellensohn
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

The information in the table above is dated June 30, 2019.

Ownership of Shares of the Fund. The following table indicates for the Fund, the dollar range of shares beneficially owned by the portfolio managers as of June 30, 2019:

Portfolio Manager	Dollar Range of Fund Shares Owned
John Goetz	$100,001 - $500,000
Rick Ellensohn	$50,001 - $100,000

Small Company Fund

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Jason Ronovech
Registered Investment Companies	1	$63.5	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Ownership of Shares of the Fund. The following table indicates for the Fund, the dollar range of shares beneficially owned by the portfolio managers as of June 30, 2019:

Portfolio Manager	Dollar Range of Beneficial Ownership
Jason Ronovech	$500,001 - $1,000,000

Material Conflicts of Interest. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). This would include devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad array of accounts and incentive to allocate opportunities to an account where the portfolio manager has a greater financial incentive, such as allocation opportunities for performance based accounts. Fort Washington has adopted policies and procedures to address such conflicts.

Compensation. All of Fort Washington's portfolio managers receive a fixed base salary and annual performance bonuses. Bonuses are based primarily on the overall performance of Fort Washington as well as the pre-tax performance (relative to the appropriate benchmark) of their respective asset category over a one-year and a three-year time horizon. Secondarily, portfolio managers are also assessed on their ability to retain clients and attract new clients. Additionally, a long-term retention plan was instituted in 2000, whereby certain investment professionals are periodically granted participation units with a 7-year cliff vesting schedule. The structure includes long-term vesting provisions. The percentage of compensation allocated to performance bonuses, asset-increase incentives and long-term incentive compensation is determined annually by the firm's president and approved by the Board of Directors.

Fort Washington's parent company also provides all personnel a defined benefit retirement plan, which provides a lifetime annuity upon retirement that is based on a percentage of final average pay and years of service under the plan.

Associates are also eligible to participate in a 401(k) plan. The 401(k) company match is 50% of the first 4% of earnings saved. In years where Western & Southern Financial Group, Inc. exceeds its business goals, the company may increase its match to as much as 50% of the first 6% of earnings saved.

THE ADMINISTRATOR

The Advisor entered into an Administration Agreement with the Trust, whereby the Advisor is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to, and filings with, the Securities and Exchange Commission and state securities authorities, as well as materials for meetings of the Board of Trustees; calculating the daily NAV per share; and maintaining the financial books and records of each Fund.

For its services the Advisor’s annual administrative fee is:

0.145% on the first $20 billion of the aggregate average daily net assets;
0.11% on the next $10 billion of aggregate average daily net assets;
0.09% on the next $10 billion of aggregate average daily net assets; and
0.07% on the aggregate average daily net assets over $40 billion.

The fee is computed and allocated among the Touchstone Fund Complex (excluding Touchstone Institutional Funds Trust) on the basis of relative daily net assets.

The Advisor has engaged BNY Mellon as the sub-administrative and transfer agent to the Trust. BNY Mellon provides administrative, accounting, and transfer agent services to the Trust and is compensated directly by the Advisor, not the Trust. (See “Transfer and Sub-Administrative Agent” in this SAI).

The following shows administration fees incurred by the Funds listed below for the three most recent fiscal years (or periods) ended June 30:

Fund	Date of Fiscal Period End	Administration Fees Paid
Balanced Fund(1)	11/30/2016	$115,005
	11/30/2017(2)	$157,368
	6/30/2018(3)	$272,220
	6/30/2019	$464,558
International Equity Fund(1)	11/30/2016	$55,779
	11/30/2017(2)	$90,849
	6/30/2018(3)	$167,531
	6/30/2019	$234,653
International Growth Opportunities Fund	6/30/2017	$31,144
	6/30/2018	$43,026
	6/30/2019	$52,255
International Small Cap Fund	6/30/2017	$498,011
	6/30/2018	$487,905
	6/30/2019	$349,668
Large Cap Focused Fund(1)	11/30/2016	$769,602
	11/30/2017(2)	$931,012
	6/30/2018(3)	$1,514,338
	6/30/2019	$2,482,865
Large Cap Fund	6/30/2017	$465,725
	6/30/2018	$519,508
	6/30/2019	$467,497
Large Company Growth Fund	6/30/2017	$259,907
	6/30/2018	$327,295
	6/30/2019	$316,977
Ohio Tax-Free Bond Fund	6/30/2017	$79,324
	6/30/2018	$68,222
	6/30/2019	$69,039
Small Company Fund(1)	11/30/2016	$346,252
	11/30/2017(2)	$548,434
	6/30/2018(3)	$1,025,311
	6/30/2019	$1,731,937
Value Fund	6/30/2017	$540,045
	6/30/2018	$563,585
	6/30/2019	$497,474
(1) Fees paid prior to the Reorganizations on October 28, 2017 were paid to the Sentinel Predecessor Funds' administrator.
(2) For the period October 28, 2017 through November 30, 2017.
(3) For the period December 1, 2017 through June 30, 2018. Prior to June 30, 2018, the Fund had a fiscal year end of November 30.

TOUCHSTONE SECURITIES

Touchstone Securities, Inc. (“Touchstone Securities” or the “Distributor”), and the Trust are parties to a distribution agreement (“Distribution Agreement”) with respect to the Funds. The Distributor’s principal place of business is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202. The Distributor is a registered broker-dealer, and an affiliate of the Advisor by reason of common ownership. The Distributor is obligated to sell shares on a best efforts basis only against purchase orders for the shares. Shares of each Fund are offered to the public on a continuous basis. The Distributor currently allows concessions to dealers who sell shares of the Funds. The Distributor retains that portion of the sales charge that is not re-allowed to dealers who sell shares of a Fund. The Distributor retains the entire sales charge on all direct initial investments in a Fund and on all investments in accounts with no designated dealer of record.

The table below sets forth the aggregate underwriting commissions on sales of the Funds and the amounts of underwriting commissions retained by the Distributor for the three most recent fiscal years ended June 30.

In addition, during the fiscal year (or period) ended June 30, 2019, the amount of brokerage transactions and related commissions for the Funds directed to brokers due to research services provided in the table below.

The Distributor retains the contingent deferred sales charge ("CDSC") on redemptions of shares of the Funds that are subject to such CDSC. The following table shows the amounts retained from CDSCs for the three most recent fiscal years (or periods) ended June 30:

Fund	Date of Fiscal Period End	Aggregate Underwriting Commissions on Sales	Amount Retained in Underwriting Commissions	CDSC Retained by Distributor
Balanced Fund(1)	11/30/2016	N/A	N/A	Class A	$307
				Class C	$3,696
	11/30/2017(2)	$17,294	$2,727	Class A	$14,382
				Class C	$12,668
	6/30/2018(3)	$143,168	$23,119	Class A	$42
				Class C	$876
	6/30/2019	$178,698	$16,535	Class A	$0
				Class C	$898
International Equity Fund(1)	11/30/2016	N/A	N/A	Class A	$1,423
				Class C	$770
	11/30/2017(2)	$3,920	$609	Class A	$6,838
				Class C	$1,124
	6/30/2018(3)	$103,162	$17,542	Class A	$374
				Class C	$7
	6/30/2019	$38,273	$4,364	Class A	$9
				Class C	$56
International Growth Opportunities Fund	6/30/2017	$29	$4	Class C	$0
	6/30/2018	$2,170	$325	Class C	$0
	6/30/2019	$660	$58	Class C	$0
International Small Cap Fund	6/30/2017	$10,166	$1,522	Class C	$35
	6/30/2018	$8,318	$1,396	Class C	$434
	6/30/2019	$674	$56	Class C	$40

Large Cap Focused Fund(1)	11/30/2016	N/A	N/A	Class A	$4,232
				Class C	$4,340
	11/30/2017(2)	$20,170	$3,855	Class A	$564
				Class C	$11,541
	6/30/2018(3)	$133,968	$22,583	Class A	$2,561
				Class C	$92
	6/30/2019	$165,991	$15,508	Class A	$53
				Class C	$276
Large Cap Fund	6/30/2017	$31,055	$6,054	Class C	$210
	6/30/2018	$7,152	$1,270	Class C	$48
	6/30/2019	$2,463	$188	Class C	$158
Large Company Growth Fund	6/30/2017	$670	$88	Class C	$0
	6/30/2018	$4,194	$815	Class C	$0
	6/30/2019	$2,971	$451	Class C	$0
Ohio Tax-Free Bond Fund	6/30/2017	$33,458	$6,892	Class C	$0
	6/30/2018	$9,392	$1,769	Class C	$100
	6/30/2019	$7,767	$1,617	Class C	$0
Small Company Fund(1)	11/30/2016	N/A	N/A	Class A	$3,629
				Class C	$7,270
	11/30/2017(2)	$10,498	$1,672	Class A	$4,221
				Class C	$10,411
	6/30/2018(3)	$160,523	$26,598	Class A	$131
				Class C	$53
	6/30/2019	$196,345	$17,697	Class A	$46
				Class C	$393
Value Fund	6/30/2017	$8,564	$1,299	Class C	$0
	6/30/2018	$10,568	$1,532	Class C	$3
	6/30/2019	$13,453	$1,084	Class C	$0
(1) Amounts prior to the Reorganizations on October 28, 2017, are applicable to the Sentinel Predecessor Funds.
(2) For the period October 28, 2017 through November 30, 2017.
(3) For the period December 1, 2017 through June 30, 2018. Prior to June 30, 2018, the Fund had a fiscal year end of November 30.

Ms. McGruder may be deemed to be an affiliate of the Distributor because she is a Director of the Distributor and an officer of affiliates of the Distributor. Ms. McGruder, by reason of such affiliation, may directly or indirectly be deemed to receive benefits from the underwriting fees paid to the Distributor.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually thereafter. The Distribution Agreement may be terminated as to any Fund at any time by (i) the Trust, (a) by the vote of a majority of the Trustees of the Trust who are not “interested persons” of the Trust or the Distributor, (b) by vote of the Board of the Trust, or (c) by the “vote of majority of the outstanding voting securities” of the Fund, or (ii) by the Distributor, in any case without payment of any penalty on not more than 60 days’ nor less than 30 days’ written notice to the other party. The Distribution Agreement shall also automatically terminate in the event of its assignment.

Touchstone Securities may pay from its own resources cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Funds. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Funds or other funds in the Touchstone Fund Complex during a specific period of time. Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events. The Advisor, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative or shareholder servicing activities. The Advisor may also reimburse the Distributor for making these payments.

Touchstone Securities, at its expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the Touchstone Funds. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”).

Touchstone Securities makes payments for entertainment events it deems appropriate, subject to its guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship. As of September 30, 2019, the Distributor anticipates that the following broker-dealers or their affiliates will receive additional payments as described in the Funds' prospectus and SAI:

Name of Broker-Dealers
American Enterprise Investment Services, Inc.
Charles Schwab & Co., Inc.
Equity Services Inc.
Great West Life & Annuity Insurance Company
Janney Montgomery Scott LLC
LPL Financial Corporation
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley Wealth Management
National Financial Services LLC
Pershing LLC
PNC Investments, LLC
Raymond James & Associates, Inc.
RBC Capital Markets Corporation
UBS Financial Services, Inc.
Waddell & Reed, Inc.
Wells Fargo Clearing Services, LLC

Touchstone Securities is motivated to make payments to the broker-dealers described above because they promote the sale of Fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, the Advisor benefits from the incremental management and other fees paid to the Advisor by the Funds with respect to those assets.

Your financial intermediary may charge you additional fees or commissions other than those disclosed in this SAI. You can ask your financial intermediary about any payments it receives from Touchstone Securities or the Funds, as well as about fees or commissions it charges. You should consult disclosures made by your financial advisor at the time of purchase.

The Funds may compensate dealers, including the Distributor and its affiliates, based on the average balance of all accounts in the Funds for which the dealer is designated as the party responsible for the account.

The Advisor recommends and the Funds utilize the Dreyfus Government Cash Management Fund - Institutional Shares (the “Dreyfus Fund”) as the cash sweep vehicle for the excess cash of the Funds. Touchstone Securities receives a fee based on a percentage of average daily net assets of the Touchstone Funds invested in the Dreyfus Fund from BNY Mellon Securities Corporation, the distributor of the Dreyfus Fund, for providing certain support services, including monitoring and due diligence. The payment of compensation by BNY Mellon Securities Corporation creates a conflict of interest because the Advisor is incentivized to recommend the Dreyfus Fund over other investment options for which it or its affiliates are not similarly compensated.

DISTRIBUTION PLANS AND SHAREHOLDER SERVICE ARRANGEMENTS

Certain Funds have adopted a distribution or shareholder-servicing plan for certain classes of shares which permits a Fund to pay for expenses incurred in the distribution and promotion of its shares pursuant to Rule 12b-1 under the 1940 Act as well as account maintenance and other shareholder services in connection with maintaining such an account. Touchstone Securities may provide those services itself or enter into arrangements under which third parties provide such services and are compensated by the Distributor.

Class A Shares. With respect to its Class A shares, each Fund has adopted a plan of distribution and shareholder service (the “Class A Plan”) under which the Distributor is paid up to, but not exceeding, twenty-five basis points (0.25%) for distribution payments. Of the total compensation authorized, the Fund may pay for shareholder services in an amount up to 0.25%.

Class C Shares. With respect to its Class C shares, each Fund has adopted a plan of distribution and shareholder service (the “Class C Plan” and, together with the Class A Plan, the "Plans") under which the Distributor is paid up to, but not exceeding, one hundred basis points (1.00%) in the aggregate, with up to twenty-five basis points (0.25%) for shareholder service fees and up to seventy-five basis points (0.75%) for distribution payments.

General Information. In connection with the distribution of shares, the Distributor may use the payments for: (i) compensation for its services in distribution assistance; or (ii) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund supermarkets and the Distributor’s affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance.

In addition, the Distributor may use payments to provide or enter into written agreements with service providers who will provide shareholder services, including: (i) maintaining accounts relating to shareholders that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the Distributor or service providers; (iv) responding to inquiries from shareholders concerning their investment in shares; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, dividend distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or the service providers; (ix) processing dividend payments from the Funds on behalf of shareholders; and (x) providing such other similar services as a Fund may reasonably request.

Agreements implementing the Plans (the “Implementation Agreements”), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Funds’ shares, are in writing and have been approved by the Board. All payments made pursuant to the Plans are made in accordance with written Implementation Agreements. Some financial intermediaries charge fees in excess of the amounts available under the Plans, in which case the Advisor pays the additional fees.

The continuance of the Plans and the Implementation Agreements must be specifically approved at least annually by a vote of the Board and by a vote of the Independent Trustees who have no direct or indirect financial interest in the Plans or any Implementation Agreement at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund or the applicable class of a Fund. In the event a Plan is terminated in accordance with its terms, the affected Fund (or class) will not be required to make any payments for expenses incurred by the Distributor after the termination date. Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund (or the applicable class) on not more than 60 days’ written notice to any other party to the Implementation Agreement. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plans must be approved by a vote of the Trust’s Board and by a vote of the Independent Trustees.

In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. The Board believes that expenditure of the Funds’ assets for distribution expenses under the Plans should assist in the growth of the Funds, which will benefit each Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification, and less chance of disruption of planned investment strategies. The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans. There can be no assurance that the benefits anticipated from the expenditure of the Funds’ assets for distribution will be realized. While the Plans are in effect, all amounts spent by the Funds pursuant to the Plans and the purposes for which such expenditures were made must be reported quarterly to the Board for its review. Distribution expenses attributable to the sale of more than one class of shares of a Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of the Fund. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

Jill T. McGruder, as an interested person of the Trust, may be deemed to have a financial interest in the operation of the Plans and the Implementation Agreements.

The Funds paid the following in distribution and shareholder servicing fees for the fiscal year ended June 30, 2019:

	12b-1 Plan Expenses
Fund	Printing and Mailing	Distribution Services	Compensation to Broker Dealers	Compensation to Sales Personnel	Service Providers	Total
Balanced Fund
Class A	$852	$191,405	$319,732	$70,476	$—	$582,465
Class C	$180	$75,569	$273,750	$15,055	$—	$364,554
International Equity Fund
Class A	$480	$96,580	$153,975	$18,662	$—	$269,697
Class C	$26	$15,451	$35,411	$1,067	$—	$51,955
International Growth Opportunities Fund
Class A	$3	$550	$1,154	$126	$—	$1,833
Class C	$1	$629	$1,474	$41	$—	$2,145
International Small Cap Fund
Class A	$22	$5,491	$8,653	$551	$—	$14,717
Class C	$9	$5,827	$12,703	$211	$—	$18,750
Large Cap Focused Fund
Class A	$5,025	$1,096,404	$1,711,886	$121,468	$—	$2,934,783
Class C	$306	$116,576	$472,035	$7,595	$—	$596,512
Large Cap Fund
Class A	$10	$4,086	$3,681	$214	$—	$7,991
Class C	$40	$23,591	$55,140	$892	$—	$79,663
Large Company Growth Fund
Class A	$8	$1,617	$3,444	$218	$—	$5,287
Class C	$2	$1,303	$2,159	$32	$—	$3,496
Ohio Tax-Free Bond Fund
Class A	$44	$20,029	$63,668	$1,416	$—	$85,157
Class C	$218	$37,204	$—	$5,477	$—	$42,899
Small Company Fund
Class A	$2,415	$534,479	$903,570	$118,519	$—	$1,558,983
Class C	$394	$142,652	$584,648	$22,379	$—	$750,073
Value Fund
Class A	$141	$25,551	$55,236	$4,804	$—	$85,732
Class C	$14	$9,270	$20,879	$505	$—	$30,668

BROKERAGE TRANSACTIONS

Decisions to buy and sell securities for the Funds and the placing of the Funds’ securities transactions and negotiation of commission rates where applicable are made by the Sub-Advisors and are subject to oversight by the Advisor and the Board. In the purchase and sale of portfolio securities, the sub-advisor’s primary objective will be to obtain the most favorable price and execution for a Fund, taking into account such factors as the overall direct net economic result to a Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future.

Each sub-advisor is specifically authorized, subject to certain limitations, to pay a trading commission to a broker who provides research services that is higher than the amount of trading commission another broker would have charged for the same transaction. This excess commission recognizes the additional research services rendered by the broker, but only if the sub-advisor determines in good faith that the excess commission is reasonable in relation to the value of the research services provided and that a Fund derives or will derive a reasonably significant benefit from such research services.

Research services include securities and economic analyses, reports on issuers’ financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds and the sub-advisors, it is not possible to place a dollar value on it. Research services furnished by brokers through whom a Fund effects securities transactions may be used by the sub-advisor in servicing all of its accounts and not all such services may be used by the Sub-Advisor in connection with a Fund.

The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Funds may execute securities transactions on a national securities exchange or in the over-the-counter market conducted on an agency basis. A Fund will not execute any brokerage transactions in its portfolio securities with an affiliated broker if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted with other firms. Affiliated broker-dealers of the Trust will not receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with other brokers. The Funds may direct transactions to certain brokers in order to reduce brokerage commissions through a commission recapture program offered by Frank Russell Securities, Inc. and Cowen and Company LLC.

In certain instances, there may be securities that are suitable for a Fund as well as for one or more of the respective sub-advisor’s other clients. The sub-advisor makes investment decisions for a Fund and for its other clients to achieve their respective investment objectives. The sub-advisor may buy or sell a particular security for one client even though it is buying, selling, or holding the same security for another client. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the sub-advisor will allocate the securities among clients in a fair and equitable manner. This system may detrimentally affect the price of a security purchased, sold, or held by the Fund, but this detrimental effect is offset by a Fund’s ability to participate in volume transactions, which could lead to better executions for the Fund.

The following table shows the amount the Funds paid in aggregate brokerage commissions on portfolio transactions and the amount of brokerage transactions and related commissions the Funds directed to brokers in return for research services for the most recent fiscal years (or periods):

Fund	Date of Fiscal Period End	Brokerage Commissions Paid	Amount of Transactions Directed to Brokers Providing Research(2)	Brokerage Commissions Related to Transactions Directed to Brokers Providing Research(2)
Balanced Fund(1),(2)	11/30/2016	$28,390	N/A	N/A
	11/30/2017	$30,183	$739,510	$202
	6/30/2018	$20,228	$48,299,924	$3,522
	6/30/2019	$25,259	$10,644,160	$2,035
International Equity Fund(1),(2)	11/30/2016	$210,076	N/A	N/A
	11/30/2017	$223,096	$4,275,287	$460
	6/30/2018	$168,140	$11,200,702	$1,909
	6/30/2019	$267,323	$128,051,635	$48,668
International Growth Opportunities Fund	6/30/2017	$20,920	$1,367,613	$13,890
	6/30/2018	$37,561	$27,641,549	$22,565
	6/30/2019	$60,286	$46,648,735	$46,333
International Small Cap Fund	6/30/2017	$865,029	$35,414,831	$14,475
	6/30/2018	$787,134	$92,249,679	$113,426
	6/30/2019	$503,238	$2,006,845	$101,647
Large Cap Focused Fund(1),(2)	11/30/2016	$393,004	N/A	N/A
	11/30/2017	$457,935	$0	$0
	6/30/2018	$114,126	$415,010,065	$27,045
	6/30/2019	$156,040	$196,628,499	$43,579
Large Cap Fund	6/30/2017	$77,422	$35,414,831	$14,475
	6/30/2018	$21,614	$50,061,571	$10,265
	6/30/2019	$68,349	$84,507,838	$23,762
Large Company Growth Fund	6/30/2017	$158,430	$3,301,056	$111,874
	6/30/2018	$96,607	$145,750,814	$80,245
	6/30/2019	$79,263	$152,056,174	$70,284
Ohio Tax-Free Bond Fund	6/30/2017	N/A	$0	$0
	6/30/2018	N/A	$0	$0
	6/30/2019	N/A	$0	$0
Small Company Fund(1),(2)	11/30/2016	$1,875,084	N/A	N/A
	11/30/2017	$1,874,438	$73,071,797	$14,938
	6/30/2018	$780,736	$830,440,071	$294,014
	6/30/2019	$1,419,089	$1,066,877,762	$389,342
Value Fund	6/30/2017	$92,565	$60,933,266	$29,411
	6/30/2018	$91,220	$90,591,668	$50,678
	6/30/2019	$108,721	$123,835,818	$69,730
(1) Amounts prior to the Reorganizations on October 28, 2017, are applicable to the Sentinel Predecessor Funds. Prior to June 30, 2018, the Fund had a fiscal year end of November 30.
(2) The Sentinel Predecessor Fund’s Adviser  had  no commitment to place portfolio transactions with brokers or dealers who provide investment research. The Sentinel Predecessor Fund’s Adviser  advised the Funds that it was not feasible to assign any precise value to services provided by such brokers and dealers to it, nor does the use of such services reduce its expense by any measurable or significant amount.

The total amount of securities of regular broker-dealers held by each Fund for the fiscal year ended June 30, 2019 was as follows:

Fund	Broker/Dealer	Aggregate Value
Balanced Fund	Citigroup, Inc.	$559,367
	Credit Suisse Group AG	$321,276
	Goldman Sachs & Co.	$965,598
	JPMorgan Chase & Co.	$5,428,492
	Morgan Stanley & Co.	$4,872,608
International Equity Fund	N/A	N/A
International Growth Opportunities Fund	N/A	N/A
International Small Cap Fund	N/A	N/A
Large Cap Focused Fund	Goldman Sachs & Co.	$22,172,502
	JPMorgan Chase & Co.	$36,335,000
Large Cap Fund	N/A	N/A
Large Company Growth Fund	N/A	N/A
Ohio Tax-Free Bond Fund	N/A	N/A
Small Company Fund	N/A	N/A
Value Fund	JPMorgan Chase & Co.	$10,306,395

PROXY VOTING

Each Fund has adopted the policies and procedures of its Sub-Advisor for voting proxies relating to portfolio securities held by the Funds, including procedures used when a vote presents a conflict between the interests of the Fund’s shareholders and those of the Sub-Advisor or its affiliates. A copy or summary of each Sub-Advisor’s proxy voting policies is included in Appendix B. Information about how the Funds voted proxies relating to their portfolio securities during the most recent year ending June 30 is available by August 31st of that year without charge, upon request, by calling toll-free 1.800.543.0407. Each Fund's N-PX is available on the SEC’s website at sec.gov and on the Touchstone website at TouchstoneInvestments.com.

CODE OF ETHICS

The Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Advisor, each Sub-Advisor and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of Trustees, officers, and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to invest in securities (including securities that may be purchased or held by a Fund), but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PORTFOLIO TURNOVER

A Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. High turnover may result in a Fund recognizing greater amounts of income and capital gains, which would increase the amount of taxes payable by shareholders and increase the amount of commissions paid by the Fund. A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a one-year period. The rate of portfolio turnover will depend upon market and other conditions, and will not be a limiting factor when the Sub-Advisor believes that portfolio changes are appropriate. A Fund may engage in active trading to achieve its investment goals and, as a result, may have substantial portfolio turnover.

During the two most recent fiscal years ended June 30 (or periods), the portfolio turnover rate for each Fund was as follows:

	Date of Fiscal Period End	Portfolio Turnover
Balanced Fund(1)(2)	11/30/2017	46%
	6/30/2018	119%
	6/30/2019	81%
International Equity Fund(1)	11/30/2017	37%
	6/30/2018	26%
	6/30/2019	43%
International Growth Opportunities Fund	6/30/2018	109%
	6/30/2019	103%
International Small Cap Fund	6/30/2018	94%
	6/30/2019	91%
Large Cap Focused Fund(1)	11/30/2017	12%
	6/30/2018	9%
	6/30/2019	15%
Large Cap Fund	6/30/2018	10%
	6/30/2019	19%
Large Company Growth Fund	6/30/2018	44%
	6/30/2019	41%
Ohio Tax-Free Bond Fund	6/30/2018	47%
	6/30/2019	53%
Small Company Fund(1)	11/30/2017	82%
	6/30/2018	30%
	6/30/2019	94%
Value Fund	6/30/2018	24%
	6/30/2019	37%
(1) Portfolio turnover prior to the Sentinel Reorganizations on October 28, 2017 are applicable to the Sentinel Predecessor Funds. Prior to June 30, 2018, the Fund had a fiscal year end of November. 30. The portfolio turnover rate shown for June 30, 2018 is for the shortened period of December 1, 2017 through June 30, 2018 due to the change in the Fund's fiscal year end.
(2) The higher portfolio turnover rate for the period from December 1, 2017 through June 30, 2018 is attributable to the repositioning of the Fund's portfolio holdings following the Reorganization of the Sentinel Balanced Fund into the Fund and the related change in investment advisor and sub-advisor following the Reorganization.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Touchstone Funds have adopted policies and procedures for disclosing the Funds’ portfolio holdings to any person requesting this information. These policies and procedures are monitored by the Board through periodic reporting by the Funds’ CCO. No compensation will be received by a Fund, the Advisor, any Sub-Advisor, or any other party in connection with the disclosure of information about portfolio securities.

The procedures prohibit the disclosure of portfolio holdings except under the following conditions:

1)	A request made by a Sub-Advisor for a Fund (or that portion of a Fund) that it manages.

2)	A request by executive officers of the Advisor for routine oversight and management purposes.

3)
For use in preparing and distributing routine shareholder reports, including disclosure to the Funds’ independent registered public accounting firm, typesetter, and printer. Routine shareholder reports are filed as of the end of each fiscal quarter with the SEC within 60 days after the quarter end and routine shareholder reports are distributed to shareholders within 60 days after the applicable six-month semi-annual period. The Funds provide their full holdings to their independent registered public accounting firm annually, as of the end of their fiscal year, within one to ten business days after fiscal year end. The Funds provide their full holdings to their typesetter at least 50 days after the end of the calendar quarter. The Funds provide their full holdings to their printer at least 50 days after the applicable six-month semi-annual period.

4)	A request by service providers to fulfill their contractual duties relating to the Fund, subject to approval by the CCO.

5)
A request by a newly hired sub-advisor or sub-advisor candidate prior to the commencement of its duties to facilitate its transition as a new sub-advisor, subject to the conditions set forth in Item 8.

6)	A request by a potential merger candidate for the purpose of conducting due diligence, subject to the conditions set forth in Item 8.

7)	A request by a rating or ranking agency, subject to the conditions set forth in Item 8.

Other portfolio holdings disclosure policies of the Funds include:

•	The Funds provide their top ten holdings on their publicly available website and to market data agencies monthly, as of the end of a calendar month, generally within 15 days after month end.

•	The Funds provide their full holdings on their publicly available website and to market data agencies quarterly, as of the end of a calendar quarter, generally within 30 days after quarter end.

•	You may access this portfolio holdings information via the Funds' public website at TouchstoneInvestments.com.

8)
The CCO may authorize disclosing non-public portfolio holdings to third parties more frequently or at different periods than as described above prior to when such information is made public, provided that certain conditions are met. The third-party must (i) specifically request in writing the more current non-public portfolio holdings, providing a reasonable basis for the request; (ii) execute an agreement to keep such information confidential, to only use the information for the authorized purpose, and not to use the information for their personal benefit; (iii) agree not to trade on such information, either directly or indirectly; and (iv) unless specifically approved by the CCO in writing, the non-public portfolio holdings are subject to a ten day time delay before dissemination. Any non-public portfolio holdings that are disclosed will not include any material information about a Fund’s trading strategies or pending portfolio transactions.

As of September 30, 2019, one or more Touchstone Funds discloses portfolio holdings information to the following parties based on ongoing arrangements:

Bloomberg LP
Morningstar, Inc.

Employees of the Advisor and the Funds’ Sub-Advisors that are access persons under the Funds’ Code of Ethics have access to Fund holdings on a regular basis, but are subject to confidentiality requirements and trading prohibitions in the Code of Ethics. In addition, custodians of the Funds’ assets and the Funds’ accounting services agent, each of whose agreements contains a confidentiality provision (which includes a duty not to trade on non-public information), have access to the current Fund holdings on a daily basis.

The CCO is authorized to determine whether disclosure of a Fund’s portfolio securities is for a legitimate business purpose and is in the best interests of a Fund and its shareholders. Any conflict between the interests of shareholders and the interests of the Advisor, Touchstone Securities, or any affiliates, will be reported to the Board, which will make a determination that is in the best interests of shareholders.

DETERMINATION OF NET ASSET VALUE

The securities of each Fund are valued under the direction of the Advisor and under the general oversight of the Trustees. The Advisor or its delegates may use independent pricing services to obtain valuations of securities. The pricing services rely primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. Prices are generally determined using readily available market prices. If market prices are unavailable or believed to be unreliable, the Sub-Administrative Agent will initiate a process by which the Trust’s Fair Value Committee will make a good faith determination as to the “fair value” of the security using procedures approved by the Trustees. The pricing services may use a matrix system to determine valuations of fixed income securities when market prices are not readily available. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by any such pricing service and its valuation results are reviewed by the officers of the Trust under the general oversight of the Trustees. Some Funds may hold portfolio securities that are listed on foreign exchanges. Under certain circumstances, these investments may be valued under the Fund’s fair value policies and procedures, such as when U.S. exchanges are open but a foreign exchange is closed.

Securities with remaining maturities of 60 days or less may be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization of maturity of any discount or premium, provided such amount approximates market value.

DESCRIPTION OF SHARES

The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of Funds and shares of each Fund. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. Upon liquidation, shares are entitled to a pro rata share in the net assets of the Fund, after taking into account additional distribution and shareholder servicing expenses attributable to the Class. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of funds. All consideration received by the Trust for shares of any portfolio or separate class and all assets in which such consideration is invested would belong to that portfolio or separate class and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

The Trust is an entity of the type commonly known as a Massachusetts business trust. The Trust’s Declaration of Trust states that neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any shareholder, nor, except as specifically provided therein, to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay.

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of duties as a Trustee and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisors, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares issued by each Fund have no preemptive, conversion, or subscription rights. Voting rights are not cumulative. Each Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund. Shareholders of each Class of each Fund will vote separately on matters pertaining solely to that Fund or that Class. The Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Derivative Claims of Shareholders

The Trust’s Amended and Restated By-Laws (the “By-Laws”) contain provisions regarding derivative claims of shareholders. Under these provisions, a shareholder must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed. For purposes of the foregoing sentence, a demand on the

Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board, or a majority of any committee of the Board established to consider the merits of such action, has a personal financial interest in the transaction at issue, and a Trustee shall not be deemed interested in a transaction or otherwise disqualified from ruling on the merits of a shareholder demand by virtue of the fact that such Trustee receives remuneration for his service on the Board or on the boards of one or more Trusts that are under common management with or otherwise affiliated with the Trust.

Unless a demand is not required under the foregoing paragraph, the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action.

Forum for Adjudication of Disputes

The By-Laws provide that, unless the Trust consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Trustee, officer, or other employee of the Trust to the Trust or the Trust’s shareholders, (iii) any action asserting a claim arising pursuant to the laws of the Commonwealth of Massachusetts, the Declaration of Trust or the By-Laws, (iv) any action to interpret, apply, enforce or determine the validity of the Declaration of Trust or the By-Laws, or (v) any action asserting a claim governed by the internal affairs doctrine shall be the U.S. District Court for the District of Massachusetts or the Superior Court of the Commonwealth of Massachusetts (each, a “Covered Action”). The By-Laws further provide that if any Covered Action is filed in a court other than the U.S. District Court for the District of Massachusetts or the Superior Court of the Commonwealth of Massachusetts (a “Foreign Action”) in the name of any shareholder, such shareholder shall be deemed to have consented to (i) the personal jurisdiction of the U.S. District Court for the District of Massachusetts or the Superior Court of the Commonwealth of Massachusetts in connection with any action brought in any such courts to enforce the preceding sentence (an “Enforcement Action”) and (ii) having service of process made upon such shareholder in any such Enforcement Action by service upon such shareholder’s counsel in the Foreign Action as agent for such shareholder.

The By-Laws provide that any person purchasing or otherwise acquiring or holding any interest in shares of beneficial interest of the Trust shall be (i) deemed to have notice of and consented to the provisions of the foregoing paragraph and (ii) deemed to have waived any argument relating to the inconvenience of the forums referenced above in connection with any action or proceeding described in the foregoing paragraph.

This forum selection provision may limit a shareholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with Trustees, officers or other agents of the Trust and its service providers, which may discourage such lawsuits with respect to such claims. If a court were to find the forum selection provision contained in the By-Laws to be inapplicable or unenforceable in an action, the Trust may incur additional costs associated with resolving such action in other jurisdictions.

CHOOSING A CLASS OF SHARES

Each Fund offers the following classes of shares.

	Class A	Class C	Class Y	Institutional Class	Class R6
Touchstone Balanced Fund	X	X	X
Touchstone International Equity Fund	X	X	X	X
Touchstone International Growth Opportunities Fund	X	X	X	X
Touchstone International Small Cap Fund	X	X	X	X
Touchstone Large Cap Focused Fund	X	X	X	X
Touchstone Large Cap Fund	X	X	X	X
Touchstone Large Company Growth Fund	X	X	X	X
Touchstone Ohio Tax-Free Bond Fund	X	X	X	X
Touchstone Small Company Fund	X	X	X	X	X
Touchstone Value Fund	X	X	X	X

The Funds participate in fund “supermarket” arrangements. In such an arrangement, a program is made available by a broker or other institution (a sponsor) that allows investors to purchase and redeem shares of the Funds through the sponsor of the fund supermarket. In connection with these supermarket arrangements, each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. In turn, the brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds’ behalf. As such, a Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order. The customer order will be priced at the Fund’s NAV next computed after acceptance by an authorized broker or the broker’s authorized designee. In addition, a broker may charge transaction fees on the purchase or sale of Fund shares. Also in connection with fund supermarket arrangements, the performance of a participating Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available and compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Funds’ annual report contains additional performance information and will be made available to investors upon request and without charge.

The Touchstone Funds are intended for sale to residents of the United States, and, with very limited exceptions, are not registered or otherwise offered for sale in other jurisdictions. The above restrictions are generally not applicable to sales in United States territories of Guam, Puerto Rico, and the Virgin Islands or to diplomatic staff members or members of the U.S. military with an APO or FPO address outside of the U.S. Investors are responsible for compliance with tax, securities, currency exchange or other regulations applicable to redemption and purchase transactions in any state or jurisdiction to which they may be subject. Investors should consult with their financial intermediary and appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

The shares of the Funds may not be directly or indirectly offered or distributed in any country outside of the United States. If an investor becomes a resident of another jurisdiction after purchasing shares of the Touchstone Funds, the investor will not be able to purchase any additional shares of the Funds (other than reinvestment of dividends and capital gains) or exchange shares of the Touchstone Funds for other U.S. registered Touchstone Funds.

Class A Shares. For initial purchases of Touchstone equity fund Class A shares of $1 million or more and subsequent purchases further increasing the size of a purchaser’s aggregate account value, participating dealers may receive compensation of up to 1.00% (an “Equity Fund Finder's Fee”) of such purchases from Touchstone Securities according to the following schedule. For these purposes, the following Funds are Touchstone equity funds: Balanced Fund, International Equity Fund, International Growth Opportunities Fund, International Small Cap Fund, Large Cap Focused Fund, Large Cap Fund, Large Company Growth Fund, Small Company Fund, and Value Fund.

Amount of Investment	Equity Fund Finder's Fee
$1 million but less than $3 million	1.00%
$3 million but less than $5 million	0.75%
$5 million but less than $25 million	0.50%
$25 million or more	0.25%

For initial purchases of Touchstone fixed income fund Class A shares of $500,000 or more and subsequent purchases further increasing the size of a purchaser’s aggregate account value, participating dealers may receive compensation of up to 0.50% (a “Fixed Income Fund Finder's Fee” and together with the Equity Fund Finder's Fee, the "Finder's Fee") of such purchases from Touchstone Securities according to the following schedule. For these purposes, the following Fund is a Touchstone fixed income fund: Ohio Tax-Free Bond Fund.

Amount of Investment	Fixed Income Fund Finder's Fee
$500,000 but less than $3 million	0.50%
$3 million but less than $25 million	0.25%
$25 million or more	0.15%

The Distributor does not have an annual reset for Finder’s Fees.  In determining a dealer’s eligibility for a Finder’s Fee, all purchases in the Touchstone Fund Complex may be aggregated for that individual shareholder in accordance with a Fund's Rights of Accumulation Program. Please see the "Choosing a Class of Shares - Reduced Class A Sales Charge" and "Choosing a Class of Shares - Rights of Accumulation Program" sections in the Funds' prospectus to determine whether accounts may be aggregated for purposes of determining eligibility for a Finder's Fee. If a Finder’s Fee was paid to a participating dealer, that dealer is not eligible to receive 12b-1 fees on the shares that were used to generate the Finder’s Fee until they have aged for a period of one year.  Additionally, if a Finder’s Fee was paid related to a purchase of equity fund Class A shares and those shares are redeemed within a year of their purchase, a contingent deferred sales charge (“CDSC”) of up to 1.00% will be charged on the redemption. Dealers should contact the Distributor for more information on the calculation of the dealer’s commission in the case of combined purchases.

A dealer is eligible for a Finder's Fee only if the dealer has not previously received a Finder's Fee on the assets used to meet the required investment amount. Similarly, an exchange from any other Touchstone Fund will not qualify for a Finder's Fee unless the dealer did not receive any compensation on those assets at the time of the initial investment. In all cases, Touchstone Securities reserves the right to deny payment of a Finder's Fee if it reasonably believes such a fee has already been paid on those assets.

Exchanging Your Shares. Class A, Class C, and Class R6 shareholders who are eligible to invest in Class Y shares or Institutional Class shares are eligible to exchange their Class A shares, Class C shares, and/or Class R6 shares for Class Y shares or Institutional Class shares of the same Fund, if offered in their state and such an exchange can be accommodated by their financial institution. Class Y shareholders that meet the required minimum for Institutional Class Shares may exchange their Class Y Shares for Institutional Class shares within the same Fund if offered in their state and if such an exchange can be accommodated by their financial institution. Class Y shares may be available through financial institutions that have appropriate selling agreements with Touchstone Securities, or through “processing organizations” (e.g., mutual fund supermarkets) that purchase shares for their customers. Additionally, Class C shareholders may exchange their Class C shares for Class A shares of the same Fund, if offered in their state and such an exchange can be accommodated by their financial institution. No front-end sales charges will apply to any such exchange. However, if the Class A or Class C share assets have been held less than 12 months and a 1% commission was paid to the broker at the time of purchase, a CDSC of 1% will be assessed on the exchange transaction, which may be processed as a liquidation and a purchase. For federal income tax purposes, exchanges of one share class for a different share class of the same fund (even if processed as a liquidation and a purchase) should not result in the realization by the investor of a capital gain or loss. There can be no assurance of any particular tax treatment, however, and you are urged and advised to consult with your own tax advisor before entering into a share class exchange.

Share Class Conversions. Effective June 30, 2020 (the “Effective Date”), Class C shares of each Fund will automatically convert into Class A shares of the same Fund after they have been held for eight (8) years. The conversion will not be considered a taxable event for federal income tax purposes. These automatic conversions will be executed without any sales charge (including CDSCs), redemption or transaction fee, or other charge. After such a conversion takes place, the shares will be subject to all features, rights and expenses of Class A shares. If you hold Class C shares through certain financial intermediaries, such as an omnibus account or group retirement recordkeeping platform, your intermediary may not be able to track the amount of time you held your Class C shares purchased before June 30, 2020. In that case, Class C shares held prior to June 30, 2020 would convert to Class A shares eight (8) years after the Effective Date of this policy.

Financial intermediaries may convert shares in a customer or client’s account to a more expensive share class if prior to the conversion the intermediary determines that the higher priced share class is more suitable to the customer’s interests and the intermediary discloses any additional compensation to the customer, including revenue sharing arrangements with the Advisor or Distributor.

If a financial institution, processing organization or intermediary (a “converting entity”) is initiating a share class conversion(s) for Touchstone Funds on a platform, then the converting entity should contact Touchstone Securities at least 60 days in advance and obtain Touchstone Securities’ approval of the share class conversion.

Additional Information on the CDSC. The CDSC is waived under the following circumstances:

•
Any partial or complete redemption following death or disability (as defined in the Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. Touchstone Securities may require documentation prior to waiver of the charge, including death certificates, physicians’ certificates, etc.

•
Redemptions from a systematic withdrawal plan. If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the transfer agent receives your request. If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.

•
Redemptions from retirement plans qualified under Section 401 of the Code. The CDSC will be waived for benefit payments made by Touchstone directly to plan participants. Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under Section 401(a)(9) of the Code), in-service distributions, hardships, loans and qualified domestic relations orders. The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.

•	Redemptions that are mandatory withdrawals from a traditional IRA account after reaching the qualified age based on applicable IRS regulations.

Please see Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Ameriprise Financial, Edward D. Jones & Co., Janney Montgomery Scott LLC, Merrill Lynch, Morgan Stanley, Oppenheimer & Co. Inc., Raymond James and Robert W. Baird & Co. Incorporated.

General. The above mentioned CDSC waivers do not apply to Class A share redemptions made within one year of the date of purchase where a Finder's Fee was paid by Touchstone Securities due to an investment in the Touchstone Fund Complex totaling
$1 million or more. All sales charges imposed on redemptions are paid to the Distributor. In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time. The CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

CDSC for Certain Redemptions of Class A Shares. A CDSC is imposed upon certain redemptions of Class A shares of the Funds (or shares into which such Class A shares were exchanged) purchased at NAV due to an individual shareholder investment amount in the Touchstone Fund Complex of $1 million or more where a Finder's Fee was paid by the Distributor and the shares were redeemed within one year from the date of purchase. The CDSC will be paid to the Distributor and will be equal to the commission percentage paid at the time of purchase as applied to the lesser of (1) the NAV at the time of purchase of the Class A shares being redeemed, or (2) the NAV of such Class A shares at the time of redemption. If a purchase of Class A shares is subject to the CDSC, you will be notified on the confirmation you receive for your purchase. Redemptions of such Class A shares of the Funds held for at least one year will not be subject to the CDSC.

Examples. The following example will illustrate the operation of the CDSC. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (totaling proceeds of $5,400), then 50 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV to $12 per share. Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge. At the rate of 1.00%, the CDSC would be $40 for redemptions of Class C shares.  In determining whether an amount is available for redemption without incurring a deferred sales charge, the purchase payments made for all shares in your account are aggregated.

OTHER PURCHASE AND REDEMPTION INFORMATION

Waiver of Minimum Investment Requirements. The minimum and subsequent investment requirements for purchases in the Funds may not apply to:

1.
Any director, officer or other employee* (and their immediate family members**) of Western & Southern Financial Group, Inc. or any of its affiliates or any portfolio advisor or service provider to the Trust.

2.	Any employee benefit plan that is provided administrative services by a third-party administrator that has entered into a special service arrangement with Touchstone Securities.

Class R6 shares investment minimums apply to accounts held on the Funds’ records. Intermediaries that maintain omnibus accounts in Class R6 shares on the Funds’ records may establish different minimums for their clients holding through such omnibus accounts.

In addition, a Fund reserves the right to waive investment minimums in the case of significant extenuating circumstances.

Waiver of Class A Sales Charges***. In addition to the categories of purchasers described in the prospectus for whom the sales charge on purchases of Class A shares of the Funds may be waived, Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

1. Purchases into a Fund by any director, officer, employee* (and their immediate family members**), or current separate account client of or referral by a Sub-Advisor to that particular Fund;

2. Purchases by any director, officer or other employee* (and their immediate family members**, as defined below) of Western & Southern Financial Group or any of its affiliates; and

3. Purchases by any employees of BNY Mellon who provide services for the Touchstone Funds, Touchstone Advisors, or Touchstone Securities.

Exemptions must be qualified in advance by the Distributor. At the option of the Trust, the front-end sales charge may be included on purchases by such persons in the future.

* The term “employee” is deemed to include current and retired employees.
** Immediate family members are defined as the parents, mother-in-law or father-in-law, spouse, brother or sister, brother-in-law or sister-in-law, son-in-law or daughter-in-law, nephew or niece and children of a registered representative or employee, and any other individual to whom the registered representative or employee provides material support.
*** Please see Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Ameriprise Financial, Edward D. Jones & Co., Janney Montgomery Scott LLC, Merrill Lynch, Morgan Stanley, Oppenheimer & Co. Inc., Raymond James and Robert W. Baird & Co. Incorporated.

Waiver of Class A Sales Charge for Clients of Financial Intermediaries. Touchstone Securities has agreed to waive the Class A sales charge for clients of financial intermediaries that have entered into an agreement with Touchstone Securities to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers. As of the date of this Statement of Additional information, this arrangement applies to shareholders purchasing Fund shares through platforms at the following intermediaries:

•	Merrill Lynch

•	RBC

•	JP Morgan

•	Morgan Stanley

•	Ameriprise Financial

•	Raymond James

Please see Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Ameriprise Financial, Edward D. Jones & Co., Janney Montgomery Scott LLC, Merrill Lynch, Morgan Stanley, Oppenheimer & Co. Inc., Raymond James and Robert W. Baird & Co. Incorporated.

Waiver of Large Cap Growth Fund Class A Sales Charge for Former Navellier Shareholders. Effective October 6, 2003, sales charges do not apply to Class A shares of the Large Cap Growth Fund purchased by former shareholders of the Navellier Performance Large Cap Growth Portfolio who are purchasing additional shares for their account or opening new accounts in the Large Cap Growth Fund.

Waiver of Class A Sales Charge for former Constellation Shareholders. Shareholders who owned shares of the Trust as of November 17, 2006 who are purchasing additional shares for their accounts or opening new accounts in any Touchstone Fund are not subject to the front-end sales charge for purchases of Class A shares. If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.

Waiver of Class A Sales Charge for former Bramwell Shareholders. Former shareholders of the Bramwell Growth Fund or the Bramwell Focus Fund, each a series of the Bramwell Funds, Inc., who in those funds' 2006 reorganization received Class A shares of the Sentinel Capital Growth or Sentinel Growth Leaders Funds who are purchasing additional shares for their accounts or opening new accounts in any Touchstone Fund are not subject to the front–end sales charge for purchases of Class A shares. If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.

Waiver of Class A Sales Charge for former Citizens Shareholders. Former shareholders of the Citizens Funds, who in those funds' 2008 reorganization received shares of a Sentinel Fund who are purchasing additional shares for their accounts or opening new accounts in any Touchstone Fund are not subject to the front–end sales charge for purchases of Class A shares. If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.

Shareholders who are eligible for the sales charge waivers listed above may open an account with the Fund directly to receive the sales charge waiver.

Waiver of Class A Sales Charge for Former Shareholders of Sentinel Group Funds, Inc. Shareholders who received Class A shares of Touchstone Funds pursuant to the October 27, 2017 reorganization of their respective Sentinel Funds and whose Sentinel

Fund account was established with a net asset value purchase privilege may purchase additional Class A shares of Touchstone Funds at net asset value, provided that such shareholders provide notice of such eligibility prior to or at the time of purchase.

Class Y Shares “Grandfather” Clause. New purchases of the Class Y shares are no longer available directly through Touchstone Securities. Those shareholders who owned Class Y shares purchased directly through Touchstone Securities prior to February 2, 2009, or those former Old Mutual shareholders who owned Class Z shares which became Class Y shares on April 16, 2012, or those former Fifth Third Mutual Fund Shareholders who owned Institutional Class shares which became Class Y shares on September 10, 2012 may continue to hold Class Y shares of the corresponding Fund(s). In addition, those shareholders may continue to make subsequent purchases into existing accounts of Class Y shares of the Fund(s) they owned prior to February 2, 2009, April 16, 2012, and September 10, 2012, respectively.

Purchases in-Kind. In limited circumstances and subject to the prior consent of the Fund, the Fund may accept payment for shares in securities. Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund’s investment goal and is otherwise acceptable to the Advisor. Transactions of this type are generally a taxable transaction. Before purchasing shares by tendering payment in-kind, investors are urged and advised to consult with their own tax advisor regarding the tax consequences of such a transaction.

Redemptions in-Kind. Under unusual circumstances, when the Board deems it in the best interests of a Fund’s shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will bear the market risk until the securities are sold and the redeeming shareholder will generally incurr brokerage costs and other costs in converting such securities to cash. Portfolio securities that are issued in an in-kind redemption will be readily marketable. The Trust has filed an irrevocable election with the SEC under Rule 18f-1 of the 1940 Act wherein the Funds are committed to pay redemptions in cash, rather than in-kind, to any shareholder of record of a Fund who redeems during any ninety-day period, the lesser of $250,000 or 1% of a Fund’s NAV at the beginning of such period. Redemptions in-kind are taxable for federal income tax purposes in the same manner as redemptions for cash. The Funds may also use redemption in-kind for certain Fund shares held by ReFlow.

Undeliverable Checks. Dividend and distribution checks issued from non-retirement accounts for less than $25 will be automatically reinvested in the Fund that pays them. If your redemption proceeds, dividend, or distribution check is returned as “undeliverable”, your account will be considered a lost shareholder account, correspondence will be sent to you requesting that you contact the Fund, and the outstanding payment will be deposited into an account for potential escheatment to your state of residence. If you contact the Fund and provide proper documentation to update the address on the account, the Fund will no longer consider your account to be a lost shareholder account, and your outstanding payment will be reissued to your corrected address. Also, if your dividend or distribution check is returned as "undeliverable", your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share NAV determined as of the payable date.

Uncashed Checks. All uncashed checks on your account will appear with your monthly or quarterly statement for your convenience. If your redemption proceeds, dividend, or distribution check from a non-retirement account is not cashed within six months (an “outstanding payment”) and the account remains open, the outstanding payment on your account will be cancelled and the proceeds will be reinvested in the Fund at the per share NAV determined as of the date of cancellation, which may be higher or lower than the NAV at which your shares were initially redeemed. In addition, if the payment was for dividends or distributions, your cash election will be automatically changed and future dividends and distributions will be reinvested in the Fund at the per share NAV determined as of the payable date. For outstanding payments in retirement accounts, no action will be taken.

For redemption checks returned as “undeliverable”, the check will be voided and deposited into a lost shareholder account for the Fund. If the account holder contacts the Fund and provides proper documentation to update the address on the account, a check for the previously voided amount will be re-issued to the shareholder and sent to the new address of record.

Fund Shares Purchased by Check. We may delay the processing and payment of a redemption request for shares you recently purchased by check until your check clears, which may take up to 15 days. If you need your money sooner, you should purchase shares by bank wire.

Low Account Balances (only applicable for shares held through Touchstone Securities directly). If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), Touchstone Securities may sell your shares and send the proceeds to you. Touchstone Securities will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

Facilitated Transfers.  In the event an existing Touchstone shareholder wishes to move money between their Touchstone mutual fund account and a money market fund, Touchstone has partnered with The Dreyfus Corporation to help facilitate this type of transaction pursuant to certain limitations. Please contact Touchstone Shareholder Services at 1.800.543.0407 for more information if you are interested in pursuing this type of transaction.

DISTRIBUTIONS

A Fund’s dividends and other distributions are taxable to shareholders (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the Fund. A dividend or distribution paid by a Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or distribution. A dividend or distribution declared shortly after a purchase of shares by an investor would, therefore, represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to federal income taxes.

For most shareholders, a statement will be sent to you within 45 days after the end of each year detailing the federal income tax status of your distributions. Please see “Federal Income Taxes” below for more information on the federal income tax consequences of dividends and other distributions made by the Funds.

FEDERAL INCOME TAXES

The following discussion summarizes certain U.S. federal income tax considerations affecting the Funds and their shareholders. This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Funds. Therefore, the summary discussion that follows may not be considered to be individual tax advice and may not be relied upon by any shareholder. The summary is based upon current provisions of the Code, applicable U.S. Treasury Regulations (the “Regulations”), and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive, and may affect the conclusions expressed herein. The summary applies only to beneficial owners of a Fund’s shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of a Fund’s shares, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding a Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding a Fund’s shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

No Fund has requested nor will any Fund request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion applicable to shareholders of a Fund addresses only some of the federal income tax considerations generally affecting investments in such Fund.

Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of the ownership, purchase and disposition of an investment in a Fund including, but not limited to, the applicability of state, local, foreign, and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

General. For federal income tax purposes, each Fund is treated as a separate corporation. Each Fund has elected, and intends to continue to qualify for, taxation as a regulated investment company (a “RIC”) under the Code. By qualifying as a RIC, a Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and realized net capital gains that it distributes to its shareholders.

Shareholders should be aware that investments made by a Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by the Fund without the concurrent receipt of cash. Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below. Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by its governing documents and other regulatory restrictions, through borrowing the amounts required to be distributed.

Qualification As A Regulated Investment Company. Qualification as a RIC under the Code requires, among other things, that each Fund: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in qualified publicly traded partnerships (together with (i), the “Qualifying Income Requirement”); (b) diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its total assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships” (together with (i) the “Diversification Requirement”); and (c) distribute for each taxable year at least the sum of (i) 90% of its investment company taxable income (which includes dividends, taxable interest, taxable OID income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses) determined without regard to any deduction for dividends paid; and (ii) 90% of its tax-exempt interest, if any, net of certain expenses allocable thereto (“net tax-exempt interest”).

The U.S. Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Requirement only if such gains are directly related to the principal business of a Fund of investing in stock or securities or options and futures with respect to stock or securities. To date, the U.S. Treasury Department has not issued such regulations.

As a RIC, a Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code’s timing and other requirements at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid) and at least 90% of its net tax-exempt interest. Each Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss). If a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of the shares owned by a shareholder of a Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by such Fund on that amount of capital gain.

The Qualifying Income Requirement and Diversification Requirement that must be met under the Code in order for a Fund to qualify as a RIC, as described above, may limit the extent to which it will be able to engage in derivative transactions. Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly in light of two IRS revenue rulings issued in 2006. Revenue Ruling 2006-1 held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Subsequently, the IRS issued Revenue Ruling 2006-31 in which it stated that the holding in Revenue Ruling 2006-1 “was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income.” Accordingly, the Qualifying Income Requirement may limit each Fund’s ability to invest in commodity-related derivative transactions and other derivative transactions. Each Fund will account for any investments in commodity derivative transactions in a manner it deems to be appropriate; the IRS, however, might not accept such treatment. If the IRS did not accept such treatment, the status of such Fund as a RIC might be jeopardized.

In general, for purposes of the Qualifying Income Requirement described above, income derived from a partnership is treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, all of the net income of a RIC derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in clause (i) of the Qualifying Income Requirement described above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes if they meet the passive income requirement under Section 7704(c)(2) of the Code. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the Diversification Requirement described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures to satisfy the Diversification Requirements where the Fund corrects the failure within a specified period of time. If the applicable relief provisions are not available or cannot be met, such Fund will fail to qualify as a RIC and will be subject to federal income tax in the same manner as an ordinary corporation at a tax rate of 21% and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders and for qualified dividend income treatment for non-corporate shareholders.

Excise Tax. If a Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98.2% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year, and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, such Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax. A Fund may in certain circumstances be required to liquidate its investments in order to make sufficient distributions to avoid the Excise Tax liability at a time when its Advisor might not otherwise have chosen to do so. Liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC. However, no assurances can be given that a Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, a Fund may choose to pay the Excise Tax as opposed to making an additional distribution.

Capital Loss Carryforwards. The excess of the Fund’s net short–term capital losses over its net long–term capital gain is treated as short–term capital losses arising on the first day of the Fund’s next taxable year and the excess of the Fund’s net long–term capital losses over its net short–term capital gain is treated as long–term capital losses arising on the first day of the Fund’s next taxable year. If carried forward capital losses offset future capital gains, such future capital gains are not subject to Fund–level federal income taxation, regardless of whether they are distributed to shareholders. The Fund cannot carry back or carry forward any net operating losses.

Original Issue Discount And Market Discount. A Fund may acquire debt securities that are treated as having OID. Generally, a Fund will be required to include the OID in income over the term of the debt security, even though it will not receive cash payments for such OID until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt securities having OID which could affect the character and timing of recognition of income. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. The IRS may treat a portion of the OID includible in income with respect to certain high-yield corporate debt securities as a dividend for federal income tax purposes.

A debt security acquired in the secondary market by a Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with OID. The Fund’s market discount accrues ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though the Fund will not receive cash. Absent an election by a Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund holding such securities receives no interest payments in cash on such securities during the year.

Each Fund generally will be required to make distributions to shareholders representing the income accruing on the securities, described above, that is currently includable in income, even though cash representing such income may not have been received by such Fund. Cash to pay these distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by such Fund’s governing documents, through borrowing the amounts required to be distributed. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions.

Options, Futures, And Forward Contracts. The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection with such transactions.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by a Fund (“Section 1256 contracts”), other than contracts on which it has made a “mixed-straddle election”, will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their market value on the last day of such Fund’s taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require a Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.

The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund’s distributions to its shareholders. For example, the Section 1256 rules described above may operate to increase the amount a Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it. A Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call or put option written (sold) by a Fund expires such Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option. When a covered call option written by a Fund is exercised, such Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

Straddles. Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which a Fund may invest. Offsetting positions held by a Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute “straddles.” Straddles are defined to include offsetting positions in actively traded personal property. In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above. If a Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddle is governed by Section 1256, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the “wash sale” and “short sale” rules. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income. Further, a Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

In circumstances where a Fund has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if it directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

Swaps And Derivatives. As a result of entering into swap or derivative agreements, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap or derivative is terminated prior to maturity through an assignment of the swap or derivative or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap or derivative will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to a swap or derivative for more than one year). With respect to certain types of swaps or derivatives, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or derivatives or may elect under certain circumstances to mark such swaps or derivatives to market annually for tax purposes as ordinary income or loss.

Rules governing the tax aspects of swap or derivative agreements are not entirely clear in certain respects, in particular whether income generated is Qualifying Income. Accordingly, while each Fund intends to account for such transactions in a manner it deems appropriate, the IRS might not accept such treatment. If the IRS did not accept such treatment, the status of the Fund as a RIC might be adversely affected. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in swap agreements and certain derivatives.

Constructive Sales. Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in U.S. Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale will depend upon a Fund’s holding period in the appreciated financial position. Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on a Fund’s holding period and the application of various loss deferral provisions of the Code.

In addition, if the appreciated financial position is itself a short sale, acquisition of the underlying property or substantially identical property by a Fund will be deemed a constructive sale. The foregoing will not apply, however, to a Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and such Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is such Fund’s risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Wash Sales. A Fund may in certain circumstances be impacted by special rules relating to “wash sales.” In general, the wash sale rules prevent the recognition of a loss by a Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

Short Sales. A Fund may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to its shareholders. Short sales also may be subject to the “Constructive Sales” rules, discussed above.

Tax Credit Bonds. If a Fund holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during a Fund’s taxable year, and it satisfies the minimum distribution requirement, it may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to it for that year with respect to such tax credit bonds. A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “build America bond” (which includes certain qualified bonds issued before January 1, 2011) or certain other bonds specified in the Code. New tax credit bonds may not be issued after December 31, 2017. If a Fund were to make an election, a shareholder of such Fund would be required to include in gross income an amount equal to such shareholder’s proportionate share of the interest income attributable to such credits and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.

Other Regulated Investment Companies. Generally, the character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as RICs under the Code. However, to the extent that another investment company that qualifies as a RIC realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss.

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

Passive Foreign Investment Companies. A Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (a “PFIC”) or become a PFIC under the Code. A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income. If a Fund acquires any equity interest in a PFIC, such Fund could be subject to federal income tax and interest charges on “excess distributions” received with respect to such PFIC stock or on any gain from the sale of such PFIC stock (collectively “PFIC income”), even if such Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in such Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. A Fund’s distributions of PFIC income will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC. Payment of this tax would therefore reduce a Fund’s economic return from its investment in PFIC shares. To the extent a Fund invests in a PFIC, it may elect to treat the PFIC as a “qualified electing fund” (“QEF”), then instead of the tax and interest obligation described above on excess distributions, such Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain. As a result of a QEF election, a Fund would likely have to distribute to its shareholders an amount equal to the QEF’s annual ordinary earnings and net capital gain to satisfy the Code’s minimum distribution requirement described herein and avoid imposition of the Excise Tax, even if the QEF did not distribute those earnings and gain to such Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.

A Fund may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over such Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election. A Fund’s adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. In either case, a Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.

Foreign Currency Transactions. Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the Code, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of such Fund’s income. In some cases elections may be available that would alter this treatment, but such elections could be detrimental to a Fund by creating current recognition of income without the concurrent recognition of cash. If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed a Fund’s investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years. The foreign currency income or loss will also increase or decrease a Fund’s investment company income distributable to its shareholders.

Foreign Taxation. Income received by a Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, or if a Fund is a qualified fund-of-funds (i.e., a RIC that invests at least 50% of its total assets in other RICs at the close of each quarter of its taxable year), and the Fund meets the distribution requirements described above, such Fund may file an election (the “pass-through election”) with the IRS pursuant to which shareholders of the Fund would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund, or in the case of a qualified fund of funds, such taxes paid by an underlying fund that has made the pass-through election, even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Each Fund will furnish its shareholders with a written statement providing the amount of foreign taxes paid by the Fund that will “pass-through” for the year, if any.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal income tax and alternative minimum tax.

REITs. A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute taxable income without the concurrent receipt of cash. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in its receipt of cash in excess of the REIT’s earnings; if such Fund distributes these amounts, these distributions could constitute a return of capital to its shareholders for federal income tax purposes. Shareholders are generally allowed a deduction for qualified REIT dividends received by a Fund. Recently issued proposed regulations allow a RIC to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met.

A Fund may invest in REITs that hold residual interests in REMICs or taxable mortgage pools ("TMPs"), or such REITs may themselves constitute TMPs. Under an IRS notice, and U.S. Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as the Funds, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly. As a result, the Fund may not be a suitable investment for certain tax exempt-shareholders, including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan and other tax-exempt entities. See “Tax-Exempt Shareholders.”

MLPs. A Fund may invest to a limited degree in MLPs that are treated as qualified publicly traded partnerships for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership is included in the sources of income that satisfy the Qualifying Income Requirement. However, under the Diversification Requirement, no more than 25% of the value of a RIC’s total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an MLP in which a Fund invests is taxed as a partnership for federal income tax purposes, the Fund will be taxable on its allocable share of the MLP’s income regardless of whether the Fund receives any distribution from the MLP. Thus, the Fund may be required to sell other securities in order to satisfy the distribution requirements to qualify as a RIC and to avoid federal income tax and the Excise Tax. Distributions to a Fund from an MLP that is taxed as a partnership for federal income tax purposes will constitute a return of capital to the extent of the Fund’s basis in its interest in the MLP. If a Fund’s basis is reduced to zero, distributions will generally constitute capital gain for federal income tax purposes.

For taxable years beginning after December 31, 2017 and before January 1, 2026, certain income from investments in MLPs is included in the "combined qualified business income amount" that is eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. The Code currently does not contain a provision permitting a RIC to pass the special character of this income through to its shareholders. As a result, direct investors in MLPs may be entitled to this deduction while investors that invest in a Fund that invests in MLPs will not.

Distributions. Distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return. Distributions in excess of a Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain.

For federal income tax purposes, distributions of net investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned (or is treated as owning) for one year or less will be taxable as ordinary income. Distributions designated by a Fund as “capital gain dividends” (distributions from the excess of net long-term capital gain over net short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of such Fund. Such dividends do not qualify as dividends for purposes of the dividends received deduction or for qualified dividend income purposes as described below.

Distributions of “qualified dividend income” received by non-corporate shareholders of a Fund may be eligible for the long-term capital gain rate. A Fund’s distribution will be treated as qualified dividend income and therefore eligible for the long-term capital gain rate to the extent the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. A corporate shareholder of a Fund may be eligible for the dividends received deduction on such Fund’s distributions attributable to dividends received by such Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met.

Shareholders may also be subject to a 3.8% Medicare contribution tax on net investment income including interest (excluding tax-exempt interest), dividends, and capital gains of U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts.

For taxable years beginning after December 31, 2017 and before January 1, 2026, qualified REIT dividends (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. A Fund that receives qualified REIT dividends may elect to pass the special character of this income through to its shareholders. To be eligible to treat distributions from a Fund as qualified REIT dividends, a shareholder must hold shares of the Fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If a Fund does not elect to pass the special character of this income through to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder’s share of the Fund’s qualified REIT dividend income while direct investors in REITs may be entitled to the deduction.

Each Fund will furnish a statement to shareholders providing the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans.

Shareholders are urged and advised to consult their own tax advisors for more information.

Purchases of Fund Shares. Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of shares of a Fund prior to the record date will have the effect of reducing the per share NAV by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund’s taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed is effectively a return of capital.

Sales, Exchanges or Redemptions. Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon the shareholder’s holding period for the shares. The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less. If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or another Fund, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Any loss realized on a disposition will be disallowed under the “wash sale” rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder (including through dividend reinvestment) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends received by the shareholder with respect to such shares. Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

The 3.8% Medicare contribution tax (described above) will apply to gains from the sale or exchange of a Fund’s shares.

Backup Withholding. Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 24% of all distributions and redemption proceeds paid or credited to a shareholder of such Fund if (i) the shareholder fails to furnish such Fund with the correct taxpayer identification number (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified such Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

State And Local Taxes. State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit.

Non-U.S. Shareholders. Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). However, the Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. A Fund may choose not to designate such amounts.

Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions attributable to foreign persons will not apply and such distribution will be subject to the federal income tax, reporting and withholding requirements generally applicable to U.S. persons described above.

Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on capital gain dividends, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Fund constitute U.S. real property interests ("USRPIs"), as described below.

Special rules apply to foreign persons who receive distributions from a Fund that are attributable to gains from USRPIs.  The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or former United States real property holding corporation.  The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business.  In general, if a Fund is a United States real property holding corporation (determined without regard to certain exceptions), distributions by the Fund that are attributable to (a) gains realized on the disposition of USRPIs by the Fund and (b) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons and will be subject to U.S. federal withholding tax. In addition, such distributions could result in foreign shareholder being required to file a U.S. tax return and pay tax on the distribution at regular U.S. federal income tax rates. The consequences to a non-U.S. shareholder, including the rate of such withholding and character of such distribution (e.g., ordinary income or USRPI gain) will vary depending on the extent of the non-U.S. shareholder's current and past ownership of a Fund.

In addition, if a Fund is a United States real property holding corporation or former United States real property holding corporation, the Fund may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. However, no such withholding is generally required with respect to amounts paid in redemption of shares of a fund if the fund was a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled) holds substantial investments in RICs that are domestically controlled qualified investment entities.

Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income distributed by the Funds. The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder’s country of residence or incorporation. In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing a Fund with a properly completed Form W-8BEN).

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, the "Foreign Account Tax Compliance Act" or "FATCA") generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends. A Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Foreign Bank And Financial Accounts And Foreign Financial Assets Reporting Requirements. A shareholder that owns directly or indirectly more than 50% by vote or value of a Fund, is urged and advised to consult its own tax advisor regarding its filing obligations with respect to FinCen Form 114, Report of Foreign Bank and Financial Accounts.

Tax-Exempt Shareholders. A tax-exempt shareholder could realize unrelated business taxable income (“UBTI”) by virtue of its investment in a Fund if shares in the Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

It is possible that a tax-exempt shareholder of a Fund will also recognize UBTI if such Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs. Furthermore, any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders are urged and advised to consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of an investment in a Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

CONTROL PERSONS AND PRINCIPAL SECURITY HOLDERS

Persons or organizations beneficially owning more than 25% of the outstanding shares of a Fund are presumed to “control” the Fund. As a result, those persons or organizations could have the ability to influence an action taken by a Fund if such action requires a shareholder vote.

As of October 2, 2019, the name, address and percentage ownership of each entity or person that owned of record or beneficially 5% or more of the outstanding shares of any class of a Fund are as follows:

Fund Name	Name and Address	Percentage of Class
BALANCED FUND CLASS C	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	21.22%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG, FL 33716	13.53%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399	8.74%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	5.48%
BALANCED FUND CLASS Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG, FL 33716	29.80%
	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD 4TH FL JERSEY CITY, NJ 07310-2010	28.14%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	7.76%
	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	7.65%
INTERNATIONAL EQUITY FUND CLASS A	CHARLES SCHWAB & CO INC ATTN MUTAL FUNDS TEAM S 4500 CHERRY CREEK3 DR S FL DENVER, CO 80209	5.39%
	INDEPENDENT HEALTH ASSOC INC DEFINED BENEFIT PENSION PLAN MARK JOHNSON & MICHAEL CROPP FRANK J COLANTUONO TTEES 511 FARBER LAKES DR WILLIAMSVILLE NY 14221-8272	5.33%
INTERNATIONAL EQUITY FUND CLASS C	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	21.02%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG, FL 33716	13.66%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399	6.13%
INTERNATIONAL EQUITY FUND CLASS Y	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD 4TH FL JERSEY CITY, NJ 07310-2010	14.98%
	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 111 NATIONAL LIFE GROUP 401(K) PLAN 1 NATIONAL LIFE DRIVE MONTPELIER, VT 05602-3377	14.96%

	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	11.70%
	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	8.25%
	THE WESTERN & SOUTHERN LIFE INSURANCE CO DEFERRED COMP PLAN FBO 6 POST 04 DEFERRALS - INSTALLMENT 400 BROADWAY CINCINNATI OH 45202	5.27%
INTERNATIONAL EQUITY FUND INSTITUTIONAL CLASS	MATRIX TRUST COMPANY TRUSTEE FBO DEFERRED COMPENSATION PLAN FOR PREM PO BOX 52129 PHOENIX AZ 850722129	45.77%
	WELLS FARGO BANK NA FBO MONROE RET INC PLAN - TOWN PO BOX 1533 MINNEAPOLIS, MN 55480	16.51%
	WELLS FARGO BANK NA FBO MONROE RET INC PLAN - BOE PO BOX 1533 MINNEAPOLIS, MN 55480	16.34%
	MATRIX TRUST COMPANY CUST FBO NATIONAL LIFE GROUP DEFERRED COMPEN PO BOX 52129 PHOENIX AZ 85072-2129	5.22%
INTERNATIONAL GROWTH OPPORTUNITIES FUND CLASS A	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	29.31%
	BERDINA L VANDENBERG TTEE BERDINA L VANDENBERG TRUST CORAL SPRINGS, FL 33065-5791	17.88%	*
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399	9.87%
	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	6.36%
	UMB BANK, NA C/F MAPLE SHADE BOE 403B FBO VERONICA MANLOVE 305 ALBANY AVE BARRINGTON NJ 08007	5.94%	*
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA, NE 68103-2226	5.43%
INTERNATIONAL GROWTH OPPORTUNITES FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399	44.92%
	MATRIX TRUST COMPANY CUST. FBO MEADOWS CONTRACTORS, LLC 717 17TH STREET SUITE 1300 DENVER CO 80202	11.47%

	MATRIX TRUST COMPANY CUST. FBO STANLEY LAW FIRM 717 17TH STREET SUITE 1300 DENVER CO 80202	10.98%
	MATRIX TRUST COMPANY CUST. FBO JCWHITPA 717 17TH STREET SUITE 1300 DENVER CO 80202	8.70%	*
	BNYM I S TRUST CO CUST ROTH COMBINED IRA FBO NICHOLAS B WATKINS FINKSBURG MD 21048-2100	8.18%	*
	MATRIX TRUST COMPANY CUST. FBO VISIONARY EYE CARE, P.A. 717 17TH STREET SUITE 1300 DENVER CO 80202	6.90%
	MATRIX TRUST COMPANY CUST. FBO ARKANSAS AUDIOMEDICAL, INC. 717 17TH STREET SUITE 1300 DENVER CO 80202	5.94%	*
INTERNATIONAL GROWTH OPPORTUNITIES FUND CLASS Y	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD 4TH FL JERSEY CITY, NJ 07310-2010	36.68%
	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	26.14%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399	10.47%
	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	8.11%
INTERNATIONAL GROWTH OPPORTUNITIES FUND INSTITUTIONAL CLASS	WESTERN & SOUTHERN LIFE AND INSURANCE COMPANY 400 BROADWAY MS 80 CINCINNATI, OH 45202	41.05%	*,**
	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	39.31%
	TOUCHSTONE DYNAMIC GLOBAL ALLOCATION FUND 303 BROADWAY ST STE 1100 CINCINNATI, OH 45202-4220	16.90%	*,***
INTERNATIONAL SMALL CAP FUND CLASS A	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	18.67%
	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	11.42%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	9.36%

	MLPF & S THE SOLE BENEFIT OF FOR ITS CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	6.25%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	5.68%
INTERNATIONAL SMALL CAP FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	15.69%
	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	15.59%
	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	14.01%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399	11.71%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG, FL 33716	7.70%
INTERNATIONAL SMALL CAP FUND CLASS Y	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD 4TH FL JERSEY CITY, NJ 07310-2010	16.04%
	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUND DEPARTMENT 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	10.55%
INTERNATIONAL SMALL CAP FUND INSTITUTIONAL CLASS	JP MORGAN CHASE BANK NA AS CUSTODIAN 4 CHASE METROTECH CENTER BROOKLYN, NY 11245	28.34%	*,**
	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	25.85%
	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD 4TH FL JERSEY CITY, NJ 07310-2010	23.84%
	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE, NC 28288-1076	12.37%
LARGE CAP FOCUSED FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG, FL 33716	29.99%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	11.60%
	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	7.48%
	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	7.26%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399	5.50%
LARGE CAP FOCUSED FUND CLASS Y	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD 4TH FL JERSEY CITY, NJ 07310-2010	34.74%
	MLPF & S THE SOLE BENEFIT OF FOR ITS CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	9.37%
	MARIL & CO FBO 5A C/O RELIANCE TRUST COMPANY(WI) 480 PILGRIM WAY, SUITE 1000 GREEN BAY, WI 54304-5280	8.17%	*
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG, FL 33716	5.04%
LARGE CAP FOCUSED FUND INSTITUIONAL CLASS	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD 4TH FL JERSEY CITY, NJ 07310-2010	71.71%
LARGE CAP FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	41.13%
	MLPF & S THE SOLE BENEFIT OF FOR ITS CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	9.10%
	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	8.60%
	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	8.23%
LARGE CAP FUND CLASS C	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	73.12%

	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	9.82%
LARGE CAP FUND CLASS Y	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	12.32%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	11.61%
	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD 4TH FL JERSEY CITY, NJ 07310-2010	10.04%
	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	6.08%
LARGE CAP FUND INSTITUTIONAL CLASS	TLC HOLDINGS LLC A PARTNERSHIP 1800 BAYBERRY CT STE 301 RICHMOND, VA 23226-3774	35.20%
	MAC & CO ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH, PA 15258	22.92%	*
	SEI PRIVATE TRUST COMPANY C/O SUNTRUST BANK ATTN: MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	13.80%	*
	STEPHEN MCCARTHY GODDARD AND CHERYL G GODDARD JTWROS RICHMOND VA 23226-3774	11.49%	*
	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD 4TH FL JERSEY CITY, NJ 07310-2010	5.72%
	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	5.01%
LARGE COMPANY GROWTH FUND CLASS A	BNYM I S TRUST CO CUST ROLLOVER IRA PATRICIA WILSON CALIFORNIA KY 41007-9145	17.89%	*
	PATRICIA J WILSON AND MICHAEL G WILSON JTWROS CALIFORNIA KY 41007-9145	8.43%	*
	BNYM I S TRUST CO CUST IRA FBO MARK A BOBBI ST AUGUSTINE FL 32084-1754	8.37%	*
	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	7.84%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG, FL 33716	7.01%
	BNYM I S TRUST CO CUST IRA FBO CHARLES J KROON QUESTA NM 87556-9717	6.59%	*
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	5.62%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	5.08%
LARGE COMPANY GROWTH FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG, FL 33716	49.11%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	42.14%
LARGE COMPANY GROWTH FUND CLASS Y	SEI PRIVATE TRUST COMPANY C/O MELLON BANK ATTN: MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	27.29%	*,**
	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	26.89%	*
	JP MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN, NY 11245	21.46%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG, FL 33716	8.92%
LARGE COMPANY GROWTH FUND INSTITUTIONAL CLASS	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	40.03%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399	13.09%
	CAPINCO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	9.91%	*
	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD 4TH FL JERSEY CITY, NJ 07310-2010	9.50%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG, FL 33716	5.41%
OHIO TAX-FREE BOND FUND CLASS A	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	15.74%
	MLPF & S THE SOLE BENEFIT OF FOR ITS CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	8.42%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399	5.33%
OHIO TAX-FREE BOND FUND CLASS C	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	45.46%
	MLPF & S THE SOLE BENEFIT OF FOR ITS CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	12.41%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	11.45%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399	7.00%
OHIO TAX-FREE BOND FUND CLASS Y	BAND & CO C/O US BANK NA 1555 N. RIVERCENTER DRIVE STE. 302 MILWAUKEE, WI 53212	41.21%	*,**
	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	22.78%
	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD 4TH FL JERSEY CITY, NJ 07310-2010	11.67%
	JOHN J GOETZ AND LISA H GOETZ LOVELAND OH 45140	7.11%	*
OHIO TAX-FREE BOND FUND INSTITUTIONAL CLASS	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399	86.80%
	BAND & CO C/O US BANK NA 1555 N. RIVERCENTER DRIVE STE. 302 MILWAUKEE, WI 53212	7.45%	*
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA, NE 68103-2226	5.72%

SMALL COMPANY FUND CLASS A	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399	6.42%
SMALL COMPANY FUND CLASS C	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	15.54%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG, FL 33716	13.82%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105	12.42%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399	10.42%
	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	8.37%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	7.49%
SMALL COMPANY FUND CLASS Y	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD 4TH FL JERSEY CITY, NJ 07310-2010	18.33%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG, FL 33716	11.51%
	CHARLES SCHWAB & CO INC ATTN MUTAL FUNDS TEAM S 4500 CHERRY CREEK3 DR S FL DENVER, CO 80209	10.73%
	LPL FINANCIAL 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	8.93%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	5.69%
	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	5.50%
	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	5.10%

SMALL COMPANY FUND CLASS R6	MLPF & S THE SOLE BENEFIT OF FOR ITS CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	42.02%
	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD 4TH FL JERSEY CITY, NJ 07310-2010	29.01%
	FIFTH THIRD BANK TTEE VARIOUS FASCORE LLC RECORDKEPT PLAN C/O FASCORE LLC 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE, CO 80111-5002	8.97%
	TIAA, FSB CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	8.90%
SMALL COMPANY FUND INSTITUTIONAL CLASS	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399	64.89%
	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD 4TH FL JERSEY CITY, NJ 07310-2010	16.23%
	SAXON & CO. P.O. BOX 94597 CLEVELAND OH 44101	13.21%	*
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA, NE 68103-2226	5.30%
VALUE FUND CLASS A	MATRIX TRUST COMPANY TTEE FBO NOBLE ENERGY PRODUCTION DCP FOR SE PO BOX 52129 PHOENIX, AZ 85072	10.38%	*
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399	8.10%
VALUE FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	27.36%
	WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	18.46%
	MLPF & S THE SOLE BENEFIT OF FOR ITS CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	9.93%
VALUE FUND CLASS Y	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUND DEPARTMENT 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	24.85%

	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	17.66%
	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD 4TH FL JERSEY CITY, NJ 07310-2010	13.38%
	FIFTH THIRD BANK TTEE FBO WESTERN & SOUTHERN LIFE INS CO 401K SAVINGS PLAN 8515 E ORCHARD RD 2T2 CENTENNIAL, CO 80111	7.13%
VALUE FUND INSTITUTIONAL CLASS	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD 4TH FL JERSEY CITY, NJ 07310-2010	50.51%
	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	18.22%
	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY ONE ORANGE WAY WINDSOR CT 060954774	7.15%
* Indicates that shares are held beneficially.
** May be deemed to control a Fund because it owned beneficially more than 25% of the outstanding shares of a Fund as of October 2, 2019. Western & Southern Financial Group is a corporation organized under the laws of Ohio and is a wholly-owned subsidiary of Western-Southern Mutual Holding Company.
*** The Touchstone Dynamic Diversified Income Fund and the Touchstone Dynamic Global Allocation Fund (the “Asset Allocation Funds”) are each structured as a fund-of-funds. Pursuant to the proxy voting policies of Touchstone Advisors, the Asset Allocation Funds vote their shares in the same proportion as the votes of all other shareholders in that underlying Touchstone Fund.

As of October 2, 2019, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Trust and of each Fund.

CUSTODIAN

Brown Brothers Harriman & Co. (“BBH”), 50 Post Office Square, Boston, Massachusetts 02110, is the Trust’s custodian. BBH acts as the Trust’s depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses money as instructed and maintains records in connection with its duties.

LEGAL COUNSEL

K&L Gates LLP, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Ernst & Young LLP ("E&Y"), 312 Walnut Street, Cincinnati, Ohio 45202, has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending June 30, 2020. E&Y will perform an annual audit of the Trust’s financial statements, and advise the Trust as to certain accounting matters.

TRANSFER AND SUB-ADMINISTRATIVE AGENT

Transfer Agent. The Trust’s transfer agent is BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon IS"), 4400 Computer Drive, Westborough, Massachusetts 01581. BNY Mellon IS maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent and performs other shareholder servicing functions. For providing transfer agent and shareholder services to the Trust, BNY Mellon IS receives a monthly per account fee from each Fund, plus out of-pocket expenses.

The Funds may also pay a fee to certain servicing organizations (such as broker-dealers and financial institutions) that provide sub-transfer agency services. These services include maintaining shareholder records, processing shareholder transactions and distributing communications to shareholders.

Sub-Administrative Agent. The Advisor provides administrative services to the Trust under an Administration Agreement and has sub-contracted certain accounting and administrative services to The Bank of New York Mellon ("BNY Mellon"). The sub-administrative services sub-contracted to BNY Mellon include accounting and pricing services, SEC and state security filings, providing executive and administrative services and providing reports for meetings of the Board. The Advisor pays BNY Mellon a sub-administrative fee out of its administration fee.

Set forth below are the sub-administrative fees paid by the Advisor to The Bank of New York Mellon with respect to each Fund during the fiscal years (or periods) ended June 30.

Fund	Date of Fiscal Period End	Sub-Administration Fees Paid
Balanced Fund(1)	11/30/2016	N/A
	11/30/2017	$7,804
	6/30/2018	$56,090
	6/30/2019	$83,875
International Equity Fund(1)	11/30/2016	N/A
	11/30/2017	$5,340
	6/30/2018	$38,750
	6/30/2019	$50,646
International Growth Opportunities Fund	6/30/2017	$18,116
	6/30/2018	$22,513
	6/30/2019	$24,302
International Small Cap Fund(1)	6/30/2017	$85,098
	6/30/2018	$85,484
	6/30/2019	$67,232
Large Cap Focused Fund(1)	11/30/2016	N/A
	11/30/2017	$37,254
	6/30/2018	$261,994
	6/30/2019	$375,449
Large Cap Fund	6/30/2017	$80,658
	6/30/2018	$89,974
	6/30/2019	$84,257
Large Company Growth Fund	6/30/2017	$48,584
	6/30/2018	$62,765
	6/30/2019	$62,549
Ohio Tax Free Bond Fund	6/30/2017	$27,074
	6/30/2018	$26,075
	6/30/2019	$26,728
Small Company Fund(1)	11/30/2016	N/A
	11/30/2017	$24,449
	6/30/2018	$179,757
	6/30/2019	$266,889
Value Fund	6/30/2017	$90,967
	6/30/2018	$96,201
	6/30/2019	$88,611
(1)The Sentinel Predecessor Funds' investment advisor did not pay a sub-administrative fee. Prior to June 30, 2018, the Fund had a fiscal year end of November 30.

FINANCIAL STATEMENTS

The Funds’ audited financial statements for the fiscal year ended June 30, 2019, including the notes thereto and the report of Ernst & Young LLP thereon, included in the annual report to shareholders (the “Annual Report”), are hereby incorporated into this SAI by reference. A copy of the Trust's prospectus and the Annual Report may be obtained without charge by writing to the Trust at P.O. Box 9878, Providence, Rhode Island 02940, by calling 1.800.543.0407, or by downloading a copy at TouchstoneInvestments.com. You may also obtain the annual report or unaudited semi-annual report, as well as other information about the Trust, from the EDGAR Database on the SEC’s website at http://www.sec.gov.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS(1)

Moody’s Investors Service, Inc. (“Moody’s”) and Standard &Poor’s® (“S&P”) are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody’s and S&P are provided below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. An advisor attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the fund. In that event, an advisor will consider whether it is in the best interest of a fund to continue to hold the securities.

Moody’s credit ratings are current opinions of the relative future credit risk of entities, credit commitments, or debt or debt-like securities. Moody’s defines credit risk as the risk that an entity may not meet its contractual, financial obligations as they come due and any estimated financial loss in the event of default. Credit ratings do not address any other risk, including but not limited to: liquidity risk, market value risk, or price volatility. Credit ratings are not statements of current or historical fact. Credit ratings do not constitute investment or financial advice, and credit ratings are not recommendations to purchase, sell, or hold particular securities. Credit ratings do not comment on the suitability of an investment for any particular investor. Moody’s issues its credit ratings with the expectation and understanding that each investor will make its own study and evaluation of each security that is under consideration for purchase, holding, or sale.

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

(1)  This Appendix A may contain information obtained from third parties, including ratings from credit ratings agencies such as S&P. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice. they issue, as well as structured finance securities backed by receivables or other financial assets.

Short-Term Credit Ratings

Moody’s

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

S&P

S&P’s short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

The following summarizes the rating categories used by S&P for short-term issues:

“A-1” - Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” - Obligations are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Long-Term Credit Ratings

Moody’s

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” - Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” - Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” - Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” - Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” - Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” - Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” - Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” - Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” - Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

The following summarizes the ratings used by S&P for long-term issues:

“AAA” - An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” - An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” - An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” - An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” - An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” - An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” - An obligation rated “CC” is currently highly vulnerable to nonpayment. The "CC" rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” - An obligation rated "C" is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” - An obligation rated "D" is in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to "D"
if it is subject to a distressed exchange offer.

Plus (+) or minus (-) - The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Municipal Note Ratings

Moody’s

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels - “MIG 1” through “MIG 3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation.

The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG 1” - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG 2” - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG 3” - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade or “VMIG” rating scale.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG 1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG 1” - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG 2” - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG 3” - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

APPENDIX B - PROXY VOTING POLICIES

Barrow, Hanley, Mewhinney & Strauss
Proxy Voting

BHMS has the responsibility to vote proxies for equity securities for its clients who have delegated this responsibility to us, and under BHMS’s fiduciary duty, the Firm’s policy is to vote our clients’ proxies in the best economic interests of our clients, the beneficial owners of the shares. BHMS has adopted this Proxy Voting Policy, and maintains written procedures for the handling of research, voting, and reporting of the proxy votes, and making appropriate disclosures about proxy voting on behalf of our clients. Disclosure information about the Firm’s Proxy Voting is included in BHMS’ Form ADV Part 2.

To assist in the proxy voting process, BHMS retains the services of Glass Lewis & Co. Glass Lewis provides:

•	Research on corporate governance, financial statements, business, legal and accounting risks;

•	Proxy voting recommendations, including ESG (Environmental and Social Governance) voting guidelines;

•	Portfolio accounting and reconciliation of shareholdings for voting purposes;

•	Proxy voting execution, record keeping, and reporting services.

Proxy Oversight Committee, Proxy Coordinators, and Proxy Voting Committee

•
BHMS’s Proxy Oversight Committee is responsible for implementing and monitoring BHMS’ proxy voting policy, procedures, disclosures and recordkeeping, including outlining our voting guidelines in our procedures. The Proxy Oversight Committee conducts periodic reviews to monitor and ensure that the Firm’s policy is observed, implemented properly, and amended or updated, as appropriate. The Proxy Oversight Committee is made up of the CCO/CRO, the Responsible Investing Committee lead, the director of investment operations, the ESG research coordinator, and an at-large portfolio manager.

•
BHMS’s proxy coordinators review and organize the data and recommendations provided by the proxy service. The proxy coordinators are responsible for ensuring that the proxy ballots are routed to the appropriate research analyst based on industry sector coverage. Proxy coordinators are assigned from the equity operations department.

•
BHMS’s research analysts review and evaluate proxy proposals and make written recommendations to the Proxy Voting Committee to ensure that votes are consistent with the Firm’s analysis and are in the best interest of the shareholders, our clients.

•
BHMS’s equity portfolio managers are members of the Proxy Voting Committee. Equity portfolio managers vote proxy proposals based on share ownership after giving consideration to BHMS’s Proxy Voting Guidelines, internal research recommendations, and the opinion of Glass Lewis. Proxy votes must be approved by the Proxy Voting Committee before submitting to the proxy service provider.

•	Voting proxies for the Diversified Small Cap Value and Diversified Small/Mid Cap Value accounts is done in accordance with the proxy service provider’s recommendations for the following reasons:

◦	Investments are based on a quantitative model. Fundamental research is not performed for the holdings.

◦	The holding period is too short to justify the time for analysis to vote.

Conflicts of Interest

•	Potential conflicts may arise when BHMS invests in equity securities of corporations that are also clients of the Firm. BHMS seeks to mitigate potential conflicts by:

◦	Making voting decisions for the benefit of the shareholder(s), our clients;

◦	Uniformly voting every proxy based on BHMS’ internal research and consideration of Glass Lewis’ recommendations; and

◦	Documenting the votes of companies who are also clients of the Firm.

•
If a material conflict of interest exists, members from the Proxy Voting and Oversight Committees will determine if the clients should have an opportunity to vote their proxies themselves, or to address the voting issue through other objective means, such as voting in a manner consistent with a predetermined voting policy or accepting the voting recommendation of Glass Lewis.

Other Policies and Procedures

•	BHMS sends a daily electronic transfer of equity positions to the proxy service provider.

•	The proxy service provider identifies accounts eligible to vote for each security and posts the proposals and research on its secure, proprietary online system.

•	BHMS sends a proxy report to clients at least annually (or as requested by client), listing the number of shares voted and disclosing how proxies were voted.

•	Voting records are retained on the network, which is backed up daily. The proxy service provider retains records for seven years.

•	BHMS’s Proxy Voting Guidelines are available upon request by calling: (214) 665-1900, or by e-mailing: clientservices@barrowhanley.com.

•	The proxy coordinators retain the following proxy records for at least seven years:

◦	These policies and procedures and any amendments;

◦	Proxy statements received regarding our clients’ securities;

◦	A record of each proxy we voted;

◦	Proxy voting reports that are sent to clients annually;

◦	Any document BHMS created that was material to making a decision on how to vote proxies, or that memorializes that decision; and

◦	Records of any client’s request for proxy voting information.

Voting Debt and/or Bank Loan Securities
BHMS has the responsibility to vote proxies and related interests for its clients who have delegated this responsibility to the Firm, which may include voting on proposals, amendments, consents, or resolutions solicited by or in respect to the issuers of securities, including Bank Loan debt instruments. BHMS votes proxies and related interests in the best interest of the securities’ owners, its clients.

Revised December 31, 2017

PROXY VOTING POLICIES
DSM CAPITAL PARTNERS LLC
It is DSM’s policy that all proxies are to be voted solely in the best interests of the beneficial owners of the securities. DSM’s proxy voting policy may be amended from time to time. Clients agree that the time and costs associated with voting proxies with respect to certain proposals or issuers may not be in a client's best interest and therefore might not be voted.

DSM has contracted with an independent third party (currently, Institutional Shareholder Services, Inc.) (the “Third Party Administrator”) to provide issue analysis and vote recommendations with respect to proxy proposals. The Third Party Administrator offers a U.S. policy, an International policy, a Canadian policy as well as specialty policies such as a Socially Responsible policy, a Faith-Based policy, a Taft-Hartley policy and a Public Fund policy, along with custom policies defined by its clients. In general, DSM utilizes the U.S. Policy and the International Policy. A copy of all policies can be found at www.issgovernance.com.

Each year, the Third Party Administrator undertakes a process to update the policies that inform its proxy voting recommendations. Typically, the Third Party Administrator has a policy formulation process that collects feedback from a diverse range of market participants through multiple channels: an annual Policy Survey of institutional investors and corporate issuers, roundtables with industry groups, and ongoing feedback during proxy season. The Third Party Administrator uses this input to develop draft policy updates on various governance issues, which are then published for open review and comment. This information is also available at www.issgovernance.com. Updates and revisions by the Third Party Administrator are reviewed by DSM to determine whether they are consistent with its principals.

Because the Third Party Administrator conducts issue analysis and makes vote recommendations based on its independent, objective analysis, the proxy voting process is designed to cast votes in the best interests of DSM’s clients.

While it is DSM’s policy to follow the vote recommendations of the Third Party Administrator, DSM retains the authority to vote differently than the recommendation on any proxy proposal. Below is a sample of DSM’s position on certain corporate issues. This sample is designed to give a general view of how DSM could vote a proxy in such a situation. However, this action is subject to an internal approval process, which includes a determination that the proxy decision is not influenced by any conflicts of interest. In instances in which the Third Party Administrator is unable to make a vote recommendation, DSM’s Proxy Voting Committee will, based on such advice as it deems necessary, determine the manner in which, if at all, to vote such proxy.

DSM, as a matter of policy, votes proxies for pooled investment vehicles that it manages, for ERISA accounts that require the investment manager to vote proxies, and as an accommodation to clients who ask DSM to vote their proxies. Clients may wish to vote their own proxies. DSM's standard non-ERISA agreement includes a statement that DSM does not generally vote proxies for clients. Further, DSM does not vote proxies for unsupervised securities, or for proxies associated with securities that were transferred to DSM but subsequently sold because the securities were not in DSM’s model portfolio at that time. DSM also reserves the right to not accept a potential client account if DSM believes that a custom proxy policy is too undefined or too complex to implement.

Mutual Fund Proxies

DSM does not normally invest in stock mutual funds in the separate accounts of its clients and therefore does not generally take any action on these proposals.

Material Conflicts of Interest

DSM does not engage in any investment banking or corporate finance activities, nor does DSM produce research for publication. However, DSM personnel may have interests in securities, instruments, and companies that may be purchased or sold by DSM for its clients’ accounts.

The interests of DSM and/or its personnel may conflict with the interests of DSM clients in connection with any proxy issue. In addition, DSM may not be able to identify all of the conflicts of interest relating to any proxy matter.

If a potential conflict does arise, it is to be brought to the attention of the CCO to be resolved.

PROXY VOTING COMMITTEE

DSM has a Proxy Voting Committee (the "Committee") comprised of Stephen Memishian, Daniel Strickberger, Christopher Bertoni, Blair Barton and Russell S. Katz. The Committee is to administer DSM’s proxy voting policy. The Committee will meet as necessary to discuss proxy issues. In addition, on an annual basis, the Committee will review the proxy voting policy of the Third Party Administrator.

PROCEDURES

The Proxy Voting Committee will administer the voting of all client proxies. DSM has engaged the Third Party Administrator to assist in issue analysis and the voting of client proxies. Such entity will coordinate with each client’s custodian to help ensure that proxy materials reviewed by the custodians are processed in a timely fashion.

An analysis of proxy issues and vote recommendations will be provided, or be made available, to DSM, by the Third Party Administrator. The Proxy Voting Committee will notify the Third Party Administrator of any changes to the DSM policy voting policy or any deviations thereof.

Recordkeeping

DSM is required to maintain in an easily accessible place for five years all records relating to proxy voting. These records include the following:

•    a copy of the proxy voting policy;

•    a copy of each proxy statement received on behalf of DSM’s clients;

•    a record of each vote cast on behalf of DSM’s clients;

•    a copy of all documents created by DSM’s personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

•    a copy of each written request by a client for information on how DSM voted proxies, as well as a copy of any written response.

DSM reserves the right to maintain certain proxy records with the Third Party Administrator or any other entity in accordance with all applicable regulations.

Disclosure

Any client may obtain information about how DSM voted its security ballots (but not the security ballots of any other client) and/or a copy of DSM’s proxy voting policy, without cost, by calling 561-618-4000 or by writing to DSM at 7111 Fairway Drive, Suite 350, Palm Beach Gardens, Florida 33418, Attn: Legal and Compliance.

Specific Proxy Issues

As noted above, while it is DSM’s policy to follow the vote recommendations of the Third Party Administrator, DSM retains the authority to vote differently than the recommendation on any proxy proposal. The following are a sample of DSM’s position on certain corporate issues.

Operational Items - DSM generally supports policies that strengthen shareholders’ rights with regard to: annual and special shareholder meetings, ratification of auditors (unless auditor has a financial interest, has rendered an inaccurate opinion, has poor accounting practices, or if fees for non-audit services are excessive), maintaining shareholders’ ability to vote on transactions, compensation or other general corporate issues that may arise.

Board of Directors - DSM generally supports policies that allow for strong corporate governance, including a majority of independent directors and key committees that are chaired by independent directors. Declassified boards are generally supported and cumulative voting of stock is generally opposed. DSM also normally supports liability protections for directors. DSM prefers stock ownership by boards, but does not require it.

DSM will typically vote on director nominees on a case-by-case basis, withholding or voting against a nominee for attending less than 75% of meetings. DSM also generally votes against directors who lack accountability and oversight coupled with sustained poor performance.

Proxy Contests - In contested elections, the following is commonly taken into account by DSM: the target company’s long-term financial performance relative to its industry, management’s track record, background to the proxy contest, qualifications of director nominees (both slates), stock ownership positions, evaluation of what each side is offering shareholders, and the likelihood that the proposed objectives and goals can be met. DSM generally supports confidential voting.

Mergers and Corporate Restructuring - For mergers, acquisitions, divestitures, joint ventures, private placements, spin-offs, DSM evaluates the merits and drawbacks of the proposed transaction, taking into consideration at least the following factors:

Valuation - is the value to be received (or paid) reasonable. Emphasis is placed on the offer premium, market reaction and strategic rationale;

Market Reaction - how has the market reacted to the proposed deal;

Strategic Rationale - does the deal make sense strategically? Cost and revenue synergies should be reasonably achievable. Management needs to have a favorable track record of successful integration of historical acquisitions;

Negotiations and process - is the process fair and equitable;

Conflicts of interest - will insiders benefit from the transaction disproportionately and inappropriately vs. non-insider shareholders. Could these interests have influenced certain directors or officers to support or recommend the merger;

Governance - will the combined company have better or worse governance than the current governance profiles of the respective parties to the transaction;

Dilution to existing shareholders;

Control issues, and

Other financial issues.

PROXY VOTING POLICY

FORT WASHINGTON INVESTOR ADVISORS, INC.

Fort Washington's policy is to vote proxies in the best interests of the Fund at all times.  Fort Washington has adopted procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of the Fund in accordance with its fiduciary duties and SEC rules governing investment advisers.  Reflecting a basic investment philosophy that good management is shareholder focused, proxy votes will generally be cast in support of management on routine corporate matters and in support of any management proposal that is plainly in the interest of all shareholders.  Specifically, proxy votes generally will be cast in favor of proposals that:

•	maintain or strengthen the shared interests of stockholders and management;

•	increase shareholder value; and

•	maintain or increase shareholder rights generally.

Proxy votes will generally be cast against proposals having the opposite effect of the above.  Where Fort Washington perceives that a management proposal, if approved, would tend to limit or reduce the market value of the company's securities, it will generally vote against it.  Fort Washington generally supports shareholder rights and recapitalization measures undertaken unilaterally by boards of directors properly exercising their responsibilities and authority, unless we believe such measures could have the effect of reducing shareholder rights or potential shareholder value.  In cases where shareholder proposals challenge such actions, Fort Washington's voting position will generally favor not interfering with the directors' proper function in the interest of all shareholders.

Fort Washington may delegate its responsibilities under its proxy voting procedures to a third party, provided that Fort Washington retains final authority and fiduciary responsibility for proxy voting.  Fort Washington has retained ISS to assist it in the proxy voting process and will use ISS' proxy voting guidelines as a resource in its proxy voting.

Fort Washington will review proxies to assess the extent, if any, to which there may be a material conflict between it and the interests of the Fund.  If Fort Washington determines that a potential conflict may exist, it will be reported to the Proxy Voting Committee.  The Proxy Voting Committee is authorized to resolve any conflict in a manner that is in the collective best interests of the Fund (excluding a potential conflict).  The Proxy Voting Committee may resolve a potential conflict in any of the following manners:

•
If the proposal is specifically addressed in the proxy voting procedures, Fort Washington may vote the proxy in accordance with these policies, provided that such pre-determined policy involves little discretion on Fort Washington's part;

•	Fort Washington may engage an independent third party to determine how the proxy should be voted;

•
Fort Washington may establish an ethical wall or other informational barriers between the person involved in the potential conflict and the persons making the voting decision in order to insulate the potential conflict from the decision maker.

PROXY VOTING POLICY

LONDON COMPANY OF VIRGINIA D/B/A THE LONDON COMPANY

I.                                        POLICY

London Company of Virginia (the “Advisor”) acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”) and registered open-end investment companies (“mutual funds”). The Advisor’s authority to vote proxies is established through the delegation of discretionary authority under its investment advisory contracts. Therefore, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right, in writing, to vote its own proxies, the Adviser will vote all proxies in a timely manner as part of its full discretionary authority over client assets in accordance with these Policies and Procedures.

When voting proxies, the Advisor’s utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). The Advisor will act in a prudent and diligent manner intended to enhance the economic value of the assets of the client’s account.

II.                                   PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by the Advisor to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III.                              PROCEDURES

A.            The Advisor is ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and in a manner consistent with the Advisor’s determination of the client’s best interests. Although many proxy proposals can be voted in accordance with the Adviser’s established guidelines (see Section V. “Guidelines” below), the Advisor recognizes that some proposals require special consideration which may dictate that the Advisor makes an exception to the Guidelines. The Advisor will vote the recommendation of ISS on all proxy votes, unless otherwise directed by the Portfolio Managers

B.            Conflicts of Interest

Where a proxy proposal raises a material conflict between the Advisor’s interests and a client’s interest, including a mutual fund client, the Adviser will resolve such a conflict in the manner described below:

1. Vote in Accordance with the Guidelines. To the extent that the Advisor has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Advisor shall vote in accordance with such pre-determined voting policy.

2. Obtain Consent of Clients. To the extent that the Advisor has discretion to deviate from the Guidelines with respect to the proposal in question, the Advisor will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the Advisor’s conflict that the client would be able to make an informed decision regarding the vote. If a client does not respond to such a conflict disclosure request or denies the request, the Advisor will abstain from voting the securities held by that client’s account.

3. Client Directive to Use an Independent Third Party. Alternatively, a client may, in writing, specifically direct the Advisor to forward all proxy matters in which the Advisor has a conflict of interest regarding the client’s securities to an identified independent third party for review and recommendation. Where such independent third party’s recommendations are received on a timely basis, the Advisor will vote all such proxies in accordance with such third party’s recommendation. If the third party’s recommendations are not timely received, the Advisor will abstain from voting the securities held by that client’s account.

The Advisor will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflict of interest so identified by the Adviser will be addressed as described above in this Section III.A.

C.            Limitations

In certain circumstances, in accordance with a client’s investment advisory contract (or other written directive) or where the Advisor has determined that it is in the client’s best interest, the Advisor will not vote proxies received. The following are certain circumstances where the Advisor will limit its role in voting proxies:

1. Client Maintains Proxy Voting Authority: Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Advisor will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Advisor, it will promptly be forwarded to the client or specified third party.

2. Terminated Account: Once a client account has been terminated with the Advisor in accordance with its investment advisory agreement, the Advisor will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

3. Limited Value: If the Adviser determines that the value of a client’s economic interest or the value of the portfolio holding is indeterminable or insignificant, the Advisor may abstain from voting a client’s proxies. The Advisor also will not vote proxies received for securities which are no longer held by the client’s account.

4. Securities Lending Programs: When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. However, where the Advisor determines that a proxy vote (or other shareholder action) is materially important to the client’s account, the Advisor may recall the security for purposes of voting.

5. Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, the Advisor may abstain from voting where the cost of voting a client’s proxy would exceed any anticipated benefits to the client of the proxy proposal.

IV.                               RECORDKEEPING

In accordance with Rule 204-2 under the Advisers Act, the Advisor will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Advisor may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the Advisor that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

The Advisor will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform clients how they may obtain information on how the Advisor voted proxies with respect to the clients’ portfolio securities. Clients may obtain information on how their securities were voted or a copy of the Advisor’s Policies and Procedures by written request addressed to the Advisor. The Advisor will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.

V.                                    GUIDELINES

The ISS Investment Manager Guidelines are designed to maximize returns for investment managers by voting in a manner consistent with such managers’ active investment decision-making. The guidelines are designed to increase investors’ potential financial gain through the use of the shareholder vote, while also allowing management and the board discretion to direct the operations, including governance and compensation, of the firm. The guidelines will ensure that all issues brought to shareholders are analyzed in light of the fiduciary responsibilities unique to investment advisors and investment companies on behalf of individual investor clients including mutual fund shareholders. The guidelines will encourage the maximization of return for such clients through identifying and avoiding financial, audit and corporate governance risks.

Management Proposals

Election of Directors

In analyzing directors and boards, ISS’ Investment Manager Guidelines generally support the election of incumbent directors, except when a majority of the company’s directors are not independent or where directors fail to attend at least 75% of board and committee meetings. In a contested election, we will apply the standard ISS recommendation.

Auditor

The ISS Investment Manager Guidelines will generally support auditor ratification, except when the non-audit fees exceed the audit fees paid to the auditor, there have been recent restatements

Compensation

ISS recognizes the importance in designing appropriate executive compensation plans that truly reward pay for performance. We evaluate equity compensation plans based upon their specific features and will vote against plans than would result in total overhang greater than 20% or that allow the re-pricing of options without shareholder approval. The Investment Manager Guidelines will support management advisory votes on compensation with the belief that an independent compensation committee is in the best position to design an appropriate compensation program for the company.

Authorized Shares

Having sufficient available authorized shares allows management to avail itself of rapidly developing opportunities as well as to effectively operate the business. However, we believe that for significant transactions management should seek shareholders’ approval to justify the use of additional shares.

Therefore shareholders should not approve the creation of a large pool of unallocated shares without some rational of the purpose of such shares. Accordingly, where we find that the company has not provided an appropriate plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically vote against the authorization of additional shares. We also vote against the creation of or increase in (i) blank check preferred shares and (ii) dual or multiple class capitalizations.

Shareholder Rights

ISS Investment Manager Guidelines will generally support proposals increasing or enhancing shareholder rights such as declassifying the board, allowing shareholders to call a special meeting, eliminating supermajority voting and adopting majority voting for the election of directors. Similarly, the Investment Manager Guidelines will generally vote against proposals to eliminate or reduce shareholder rights.

Mergers/Acquisitions

ISS undertakes a thorough examination of the economic implications of a proposed merger or acquisition to determine the transaction’s likelihood of maximizing shareholder return. We examine the process used to negotiate the transaction as well as the terms of the transaction in making our voting recommendation. The ISS Investment Manager Guidelines will vote in accordance with the standard ISS policy recommendation on mergers, acquisitions and other financing transactions.

Shareholder Proposals

We review and vote on shareholder proposals on a case-by-case basis. We recommend supporting shareholder proposals if the requested action would increase shareholder value, mitigate risk or enhance shareholder rights but generally recommend voting against those that would not ultimately impact performance.

Governance

The ISS Investment Manager Guidelines will support reasonable initiatives that seek to enhance shareholder rights, such as the introduction of majority voting to elect directors, elimination in/reduction of supermajority provisions, the declassification of the board and requiring the submission of shareholder rights’ plans to a shareholder vote. The guidelines generally support reasonable, well-targeted proposals to allow increased shareholder participation at shareholder meetings through the ability to call special meetings and ability for shareholders to nominate director candidates to a company’s board of directors. However, the Investment Manager Guidelines will vote against proposals to require separating the roles of CEO and chairman.

Compensation

The ISS Investment Manager Guidelines will generally oppose any shareholder proposals seeking to limit compensation in amount or design. However, the guidelines will vote for reasonable and properly-targeted shareholder initiatives such as to require shareholder approval to re-price options, to link pay with performance, to eliminate or require shareholder approval of golden coffins, to allow a shareholder vote on excessive golden parachutes (i.e., greater than 2.99 times annual compensation) and to clawback unearned bonuses. The Investment Manager Guidelines will vote against requiring companies to allow shareholders an advisory compensation vote.

Environment

ISS’ Investment Manager Guidelines vote against proposals seeking to cease a certain practice or take certain action related to a company’s activities or operations with environmental. Further, the ISS’

Investment Manager Guidelines generally vote against proposals regarding enhanced environment disclosure and reporting, including those seeking sustainability reporting and disclosure about company’s greenhouse gas emissions, as well as advocating compliance with international environmental conventions and adherence to environmental principles like those promulgated by CERES.

Social

ISS’ Investment Manager Guidelines generally oppose proposals requesting companies adhere to labor or worker treatment codes of conduct, such as those espoused by the International Labor Organization, relating to labor standards, human rights conventions and corporate responsibility at large conventions and principles. The guidelines will also vote against proposals seeking disclosure concerning the rights of workers, impact on local stakeholders, workers’ rights and human rights in general. Furthermore, the Investment Manager Guidelines oppose increased reporting and review of a company’s political and charitable spending as well as its lobbying practices.

RUSSELL INVESTMENTS IMPLEMENTATION SERVICES, LLC

Russell Investments’ Proxy Voting Committee establishes and oversees Russell Investments’ proxy voting policies, procedures and guidelines, and votes the proxies. It is comprised of three or more members at any particular time, and each member is an investment professional employed by Russell Investments or one of its subsidiaries. The committee reviews the Policies and Guidelines at least annually and can make amendments as necessary. The committee also addresses proxies that are not covered by current policies and guidelines and documents the rationale for proxies that are not voted in accordance with policies and guidelines or pursuant to the recommendation of the proxy administrator.

Russell Investments’ Investment Manager and Security Services department acts as the proxy coordinator responsible for the day-to-day administration of proxy voting. The proxy coordinator also manages all third party communications in connection with proxy voting, including communications with clients, money managers, proxy solicitors and issuers and maintains appropriate records. Russell Investments may hire a third-party service provider as proxy administrator to be responsible for performing certain research services and proxy voting execution services subject to ongoing supervision by the proxy coordinator and oversight by the Committee. The proxy administrator will not be an affiliate of Russell Investments.

Russell Investments retains final authority and fiduciary responsibility for proxy voting at all times. Russell Investments has appointed Glass Lewis & Co. to provide corporate governance research and proxy voting execution services. The proxy administrator conducts appropriate research with respect to each matter presented for a vote, evaluates each matter under the Guidelines and can take action consistent with the Guidelines. When proxies present unique issues or topics not specifically set out in the Guidelines, the proxy administrator will refer the item to Russell Investments with an explanation and a recommendation.

The Proxy Committee uses this information and may obtain input from managers, to make a decision on what action to take.

TSF-54BB-TST-SAI-2003